                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               SITEL CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               SITEL CORPORATION
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/X/  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        Common Stock, par value $.001 per share
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        9,170,553 shares of Common Stock
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
        $0.7246974 per share(1)
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        $6,645,876(2)
        ------------------------------------------------------------------------
     5) Total fee paid:
        $1,329.18(3)
        ------------------------------------------------------------------------

- ------------------------
(1) For purposes of calculating the filing fee, per unit price of the securities to which the transaction applies represents the book value of the Mitre plc ordinary shares to be acquired divided by 9,170,553 (the number of shares of SITEL Common Stock to be transferred to Mitre plc security holders) in accordance with Exchange Act Rule 0-11(c)(1)(i).

(2) For purposes of calculating the filing fee, the proposed maximum aggregate value of the transaction represents the book value of 100% of the Mitre plc ordinary shares (converted to US dollars at the exchange rate in effect as of July 5, 1996, the latest practicable date prior to the filing of this Proxy Statement).

(3) The  fee paid  herewith  represents 1/50  of 1%  of  the proposed    maximum
    aggregate value of the transaction in accordance with Exchange Act Rule 0-11(c)(1).

/X/  Fee paid previously with preliminary materials
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                               SITEL CORPORATION
                               13215 BIRCH STREET
                             OMAHA, NEBRASKA 68164
                                                                   JULY 29, 1996

Dear Stockholder:

    You are invited to attend a Special Meeting of the Stockholders of SITEL Corporation (the "Company") to be held at the Omaha Marriott, 10220 Regency Circle, Omaha, Nebraska, at 10:00 a.m., Central Daylight Time, on August 28, 1996.

    At the meeting, you will be asked to vote upon (i) a Share Purchase Agreement between the Company and the shareholders of Mitre plc, (the "Mitre Selling Shareholders") and the transactions contemplated thereby, including the issuance by the Company of 9,170,553 shares of its Common Stock to the Mitre Selling Shareholders, and (ii) the authorization of an additional 150,000,000 shares of undesignated capital stock, par value $0.001 per share, of the Company.

    THE BOARD OF DIRECTORS OF THE COMPANY HAS UNANIMOUSLY APPROVED THE TWO PROPOSALS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THEIR APPROVAL. THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSALS ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS.

    In the following pages you will find information about the meeting and a Proxy Statement. Please sign and mail promptly the enclosed Proxy, whether or not you intend to be present in person at the Special Meeting. If you attend the Special Meeting, you may vote your shares in person even if you have previously submitted a Proxy. Your prompt return of the Proxy will help the Company avoid additional solicitation costs. Your vote is important.

    Only stockholders of record at the close of business on July 8, 1996 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                                      Very truly yours,

                   [LOGO]

                                                      James F. Lynch
                                                CHAIRMAN OF THE BOARD AND
                                                 CHIEF EXECUTIVE OFFICER

                               SITEL CORPORATION
                               13215 BIRCH STREET
                             OMAHA, NEBRASKA 68164
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 28, 1996
                            ------------------------

To the Stockholders of
SITEL CORPORATION

    A Special Meeting of the stockholders of SITEL CORPORATION (the "Company") will be held August 28, 1996 at the Omaha Marriott, 10220 Regency Circle, Omaha, Nebraska at 10:00 o'clock a.m., Central Daylight Time, for the following purposes:

    1. To consider and vote upon a Share Purchase Agreement between the Company and the shareholders of Mitre plc (the "Mitre Selling Shareholders") and the transactions contemplated thereby, including the issuance by the Company of 9,170,553 shares of its Common Stock, $.001 par value per share, to the Mitre Selling Shareholders.

    2. To consider, and vote upon the authorization of an additional 150,000,000 shares of undesignated capital stock, par value $0.001 per share, of the Company.

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors of the Company has fixed the close of business on July 8, 1996, as the record date for determining the stockholders of the Company entitled to notice of and to vote at the meeting.

                                          Nancy C. Noack
                                          Corporate Secretary
Omaha, Nebraska
July 29, 1996

    PLEASE MARK, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THE PROXY WILL NOT BE USED IF YOU ATTEND THE MEETING IN PERSON AND SO REQUEST.

                               SITEL CORPORATION
                                 -------------
                                PROXY STATEMENT
                             ---------------------

                        SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 28, 1996

    This Proxy Statement is being furnished by SITEL Corporation, a Minnesota corporation ("SITEL" or the "Company") to holders of shares of its Common Stock, par value $.001 per share (the "SITEL Common Stock"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting of Stockholders of the Company to be held on August 28, 1996 at the Omaha Marriott, 10220 Regency Circle, Omaha, Nebraska, commencing at 10:00 a.m., Central Daylight Time, and at any adjournments or postponements thereof (the "Special Meeting").

    At the Special Meeting, holders of record of SITEL Common Stock as of the close of business on July 8, 1996 the ("Record Date") will (i) consider and vote upon the approval of a Share Purchase Agreement dated June 6, 1996, with such amendments as the Company's Board of Directors shall approve (as amended, the "Share Purchase Agreement"), between the Company and the holders of 100% of the ordinary shares of Mitre plc, an English public limited company ("Mitre") and the transactions contemplated thereby, including the issuance by the Company of SITEL Common Stock in connection with such Share Purchase Agreement, (ii) consider and vote upon the authorization of an additional 150,000,000 shares of undesignated capital stock, par value $0.001 per share, of the Company and (iii) transact such other business that may properly come before the Special Meeting. Pursuant to the Share Purchase Agreement, the Company and its subsidiaries will purchase 100% of the ordinary shares of Mitre in exchange for 9,170,553 shares of SITEL Common Stock paid to the direct and indirect holders of the ordinary shares of Mitre (the "Mitre Selling Shareholders"). See "THE SHARE PURCHASE AGREEMENT".

    A conformed copy of the Share Purchase Agreement is included as Appendix A hereto. The summaries of portions of the Share Purchase Agreement set forth in this Proxy Statement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the text of the Share Purchase Agreement.

    This Proxy Statement is first being mailed to stockholders of the Company on or about July 29, 1996.
                            ------------------------

    NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY SITEL OR ANY OTHER PERSON. THIS PROXY STATEMENT DOES NOT CONSTITUTE A SOLICITATION OF A PROXY IN ANY JURISDICTION FROM ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE ANY SUCH SOLICITATION IN SUCH JURISDICTION. THE DELIVERY OF THIS PROXY STATEMENT SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF SITEL SINCE THE DATE OF THIS PROXY STATEMENT OR THAT THE INFORMATION IS CORRECT AS OF ANY TIME SUBSEQUENT TO SUCH DATE. ALL INFORMATION CONTAINED IN THIS PROXY STATEMENT RELATING TO SITEL HAS BEEN SUPPLIED BY SITEL AND ALL INFORMATION CONTAINED IN THIS PROXY STATEMENT RELATING TO MITRE HAS BEEN SUPPLIED BY MITRE.

THIS  TRANSACTION HAS NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR
      MERITS   OF    SUCH    TRANSACTION    NOR    UPON    THE    ACCURACY
        OF    THE    INFORMATION    CONTAINED    IN    THIS    DOCUMENT.
             ANY  REPRESENTATION  TO  THE  CONTRARY  IS   UNLAWFUL.

                            ------------------------

               THE DATE OF THIS PROXY STATEMENT IS JULY 29, 1996

                               TABLE OF CONTENTS

SUMMARY...............................................................................           4
  The Special Meeting.................................................................           4
  The Companies.......................................................................           5
  The Transaction.....................................................................           6
  Historical Market Price and Dividend Data...........................................           7
  Summary Pro Forma Financial Information.............................................           7
  Comparative Historical and Per Share Data...........................................           9
THE SPECIAL MEETING...................................................................          10
  General Information.................................................................          10
  Matters to be Considered at the Special Meeting.....................................          10
  Voting at the Special Meeting.......................................................          10
  Revocation of Proxies...............................................................          11
  Solicitation of Proxies.............................................................          11
THE TRANSACTION.......................................................................          11
  General.............................................................................          11
  Background of the Transaction.......................................................          11
  Reasons for the Transaction; Board of Directors' Recommendation.....................          13
  Opinion of Financial Advisor........................................................          14
  Principal Shareholders; Security Ownership of Management............................          19
  Certain Arrangements Regarding the Directors and Management of the Company Following
   the Transaction....................................................................          21
  Accounting Treatment................................................................          21
  Certain Federal Income Tax Consequences.............................................          21
  Regulatory Filings..................................................................          21
  Effect Upon Existing Securityholders................................................          22
  No Appraisal Rights.................................................................          22
THE SHARE PURCHASE AGREEMENT..........................................................          23
  The Purchase........................................................................          23
  Completion..........................................................................          23
  Escrow Account......................................................................          23
  Warranties..........................................................................          23
  Covenants...........................................................................          23
  Conditions to Completion............................................................          24
  Survival and Indemnification........................................................          24
  Termination.........................................................................          25
  Amendments and Waivers..............................................................          25
  Expenses............................................................................          25
  Governing Law.......................................................................          26
  Seller Representative...............................................................          26
  Registration Rights.................................................................          26
  Tax Covenant........................................................................          26
CERTAIN ANCILLARY AGREEMENTS AND DOCUMENTS............................................          26
  Registration Rights Agreement.......................................................          26
  Escrow Agreement....................................................................          27
  Investor Letter.....................................................................          27
  Tax Covenant........................................................................          28
SITEL CORPORATION SELECTED CONSOLIDATED FINANCIAL DATA................................          29
SITEL MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
 OPERATIONS...........................................................................          30
  Overview............................................................................          30
  Results of Operations...............................................................          31

  Nine Months Ended February 29, 1996 Compared to Nine Months Ended February 28,
   1995...............................................................................          31
  Fiscal 1995 Compared to Fiscal 1994.................................................          32
  Fiscal 1994 Compared to Fiscal 1993.................................................          34
  Quarterly Results and Seasonality...................................................          34
  Liquidity and Capital Resources.....................................................          34
  Inflation...........................................................................          36
THE COMPANY...........................................................................          36
  Recent Acquisitions.................................................................          37
  Facilities..........................................................................          38
  Legal Proceedings...................................................................          39
DESCRIPTION OF SITEL COMMON STOCK.....................................................          40
MARKET PRICE OF AND DIVIDENDS ON SITEL COMMON STOCK...................................          40
MITRE PLC SELECTED FINANCIAL DATA.....................................................          41
  Selected Consolidated Financial Data................................................          41
  Selected Pro Forma Financial Data...................................................          43
MITRE PLC MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONSOLIDATED FINANCIAL RESULTS......          44
  Overview............................................................................          44
  Results of Operations...............................................................          45
  Three Months Ended March 31, 1996 Compared to Three Months Ended March 31, 1995.....          45
  1995 Compared to 1994...............................................................          46
  1994 Compared to 1993...............................................................          46
  Quarterly Results and Seasonality...................................................          47
  Liquidity and Capital Resources.....................................................          47
  Inflation...........................................................................          48
  Exchange Rate Fluctuations..........................................................          48
MITRE PLC.............................................................................          49
  Facilities..........................................................................          51
  Legal Proceedings...................................................................          51
CERTAIN INFORMATION CONCERNING THE ORDINARY SHARES OF MITRE...........................          51
APPROVAL OF CHARTER AMENDMENT TO INCREASE AUTHORIZED SHARES OF CAPITAL STOCK..........          52
  General.............................................................................          52
  Reasons for and Effect of Proposed Amendment........................................          52
  Recommendation of Board of Directors................................................          52
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.......................................          52
AVAILABLE INFORMATION.................................................................          53
SHAREHOLDER PROPOSALS.................................................................          53
LEGAL MATTERS.........................................................................          53
RELATIONSHIPS WITH ACCOUNTANTS........................................................          53
INDEX TO FINANCIAL STATEMENTS.........................................................         F-1
APPENDIX A--AMENDED AND RESTATED SHARE PURCHASE AGREEMENT DATED JUNE 6, 1996
APPENDIX B--FAIRNESS OPINION OF ALEX. BROWN & SONS INCORPORATED

                                    SUMMARY

    THE FOLLOWING IS A SUMMARY OF INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT AND DOES NOT PURPORT TO BE A FULL DESCRIPTION OF SUCH INFORMATION. THIS SUMMARY HAS BEEN PREPARED TO ASSIST STOCKHOLDERS IN THEIR REVIEW OF THIS PROXY STATEMENT. REFERENCE IS MADE TO, AND THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY, THE MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT, THE APPENDICES HERETO AND THE DOCUMENTS INCORPORATED HEREIN BY REFERENCE. UNLESS OTHERWISE DEFINED HEREIN, CAPITALIZED TERMS USED IN THIS SUMMARY HAVE THE RESPECTIVE MEANINGS ASCRIBED TO THEM ELSEWHERE IN THIS PROXY STATEMENT. STOCKHOLDERS ARE URGED TO READ CAREFULLY THIS PROXY STATEMENT (INCLUDING THE INFORMATION INCORPORATED BY REFERENCE HEREIN) AND THE ATTACHED APPENDICES IN THEIR ENTIRETY.

                              THE SPECIAL MEETING

DATE, TIME AND PLACE

    The Special Meeting of the holders of Common Stock, par value $0.001 per share (the "SITEL Common Stock") of SITEL Corporation ("SITEL" or the "Company") will be held at 10:00 a.m., Central Daylight Time, on August 28, 1996, at the Omaha Marriott, 10220 Regency Circle, Omaha, Nebraska (the "Special Meeting"). See "THE SPECIAL MEETING -- General Information".

PURPOSES OF THE SPECIAL MEETING

    The purposes of the Special Meeting are to (i) consider and vote on a Share Purchase Agreement, dated June 6, 1996, with such amendments as the Company's Board of Directors shall approve (as amended, the "Share Purchase Agreement"), between the Company and the holders of 100% of the ordinary shares of Mitre plc ("Mitre") and the transactions contemplated thereby, including the issuance by the Company of 9,170,553 shares of SITEL Common Stock (representing approximately 26.5% of the outstanding shares of SITEL Common Stock on a fully diluted basis) to the direct and indirect holders of the ordinary shares of Mitre (the "Mitre Selling Shareholders") in connection with such Share Purchase Agreement, (ii) consider and vote on the authorization of an additional 150,000,000 shares of undesignated capital stock, par value $0.001, of the Company, and (iii) transact such other business as may properly come before the Special Meeting. Pursuant to the Share Purchase Agreement, the Company and its subsidiaries will purchase 100% of the ordinary shares of Mitre in exchange for 9,170,553 shares of SITEL Common Stock paid to the Mitre Selling Shareholders. The issuance of the 9,170,553 shares of SITEL Common Stock to the Mitre Selling Shareholders and the other transactions contemplated by the Share Purchase Agreement are referred to herein as the "Transaction." See "THE SPECIAL MEETING
- -- Matters to be Considered at the Special Meeting".

RECORD DATE; SHARES ENTITLED TO VOTE

    Holders of record of shares of SITEL Common Stock outstanding at the close of business on July 8, 1996 (the "Record Date"), are entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were 20,017,032 shares of SITEL Common Stock outstanding, each of which will be entitled to one vote on each matter to be acted upon or which may properly come before the Special Meeting. See "THE SPECIAL MEETING -- Voting at the Special Meeting".

VOTE REQUIRED

    A majority of the votes entitled to be cast on matters to be considered at the Special Meeting will constitute a quorum at the Special Meeting. If a share is represented for any purpose at the meeting, it is deemed to be present for all other matters. Abstentions and shares held of record by a broker or its nominee ("broker shares") that are voted on any matter are included in determining the number of votes present. Broker shares that are not voted on any matter at the meeting will not be included in determining whether a quorum is present. See "THE SPECIAL MEETING -- Voting at the Special Meeting".

    The affirmative vote of the holders of a majority of all shares of SITEL Common Stock present (whether in person or by proxy) at the Special Meeting is required to approve (i) the Share Purchase Agreement and the Transaction and
(ii) the authorization of an additional 150,000,000 shares of undesignated capital stock, par value $0.001 per share, of the Company. As a result, abstentions, failures to vote and broker non-votes will have no effect on the vote in respect of the Share Purchase Agreement and the Transaction or the increase in authorized shares, except to the extent that they affect the quorum required for the Special Meeting and the shares present at the Special Meeting. The approval of the Share Purchase Agreement and the Transaction is required under the rules of the NASDAQ Stock Market, which are applicable to SITEL because its securities are quoted thereon, and the approval of the increase in authorized shares is required under the Minnesota Business Corporation Act. See "THE SPECIAL MEETING -- Voting at the Special Meeting".

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN OTHER PERSONS

    Directors and executive officers of the Company, certain principal stockholders and their respective affiliates who beneficially owned approximately 43.7% of the outstanding shares of SITEL Common Stock as of the Record Date have advised the Company that they presently intend to vote or direct the vote of all the outstanding shares of SITEL Common Stock over which they have voting control FOR approval of the Share Purchase Agreement and the Transaction, and FOR authorization of an additional 150,000,000 shares of undesignated capital stock, par value $0.001, of the Company. See "THE SPECIAL MEETING -- Voting at the Special Meeting".

                                 THE COMPANIES

SITEL CORPORATION

    SITEL is a leader in providing outsourced telephone-based customer service and sales programs on behalf of large corporations in the United States, Canada and Spain. In North America, SITEL operates primarily through divisions specialized by industry to provide teleservices to the insurance, telecommunications, financial services and publishing industries. The Company's principal services include responding to customer service inquiries, direct telephone sales, generating customer leads, managing customer retention programs, taking customer orders, as well as updating customer data and reporting program effectiveness. SITEL creates, manages and implements programs on its clients' behalf primarily through the efforts of its telephone service representatives and other SITEL employees who are dedicated exclusively to, and thoroughly trained in, a specific client's programs. The Company also makes extensive use of leading edge call management technology, including proprietary computer software, automated call distributors, predictive dialers and digital switches. The Company operates approximately 4,300 workstations in its 37 call centers and employs approximately 9,100 people.

    SITEL recently acquired a majority interest in a leading Spanish teleservicing company, Teleaction, S.A., ("Teleaction") with headquarters in Madrid, Spain, and a credit collections and accounts receivable management company, National Action Financial Services, Inc. ("NAFS"), headquartered in Atlanta, Georgia. Teleaction has over 100 clients, operates from eight call centers in Spain and Portugal and for the fiscal year ended December 1995 had revenues of approximately $30.5 million. NAFS services over 20 large corporations in the United States (the "US") and for the year ended December 31, 1995 had revenues of $8.3 million.

    The Company was founded in 1985 by James F. Lynch, its Chairman and Chief Executive Officer. Mr. Lynch and the SITEL management team have over 150 years of combined teleservicing industry expertise. As of December 31, 1995, more than 250 employees and managers other than Mr. Lynch owned SITEL Common Stock or options to acquire SITEL Common Stock.

    SITEL is a Minnesota corporation with its executive offices at 13215 Birch Street, Omaha, Nebraska 68164, and its telephone number is (402) 498-6810. See "THE COMPANY".

MITRE PLC

    Mitre is a leader in providing outsourced telephone-based customer service and sales programs on behalf of large corporations in Europe. Mitre operates three call centers in the United Kingdom (the "UK") and a fourth call center in Belgium that have the capability to handle calls and respond to electronic mail via the Internet in over 20 languages and dialects. In May 1996, Mitre opened a fifth call center in Tokyo, Japan. Mitre has approximately 1,430 operational workstations in its five call centers and employs approximately 3,400 people. See "MITRE PLC".

                                THE TRANSACTION

BACKGROUND OF AND REASONS FOR THE TRANSACTION; RECOMMENDATION OF THE BOARD OF DIRECTORS OF SITEL

    SITEL routinely evaluates potential strategic combinations and acquisitions of companies which offer teleservices complementary to those offered by SITEL and consistent with its corporate mission. Acquisitions which provide SITEL with new service capabilities and industry expertise, or which otherwise improve its ability to serve clients, are important elements of SITEL's growth strategy. In particular, SITEL believes that international capabilities will become increasingly important since its large corporate clients often prefer to deal with their outsourcing vendors on a global basis. As a result, SITEL management asked Alex. Brown & Sons Incorporated ("Alex. Brown") in February 1996 to conduct a preliminary search for potential partners in the UK. Alex. Brown contacted Mitre in early March 1996, and the senior management of SITEL met with the senior management of Mitre and representatives of Alex. Brown to discuss areas of common interest in late March 1996. In early May 1996, SITEL and Mitre began to discuss a possible business combination. Following consultation with the Board of Directors of the Company, subsequent meetings with Mitre's management, retention of legal counsel and financial and accounting advisors, the performance of due diligence and receipt of a fairness opinion from Alex. Brown, the Share Purchase Agreement was executed on June 6, 1996. On June 7, 1996, the Transaction was publicly announced.

    The  SITEL Board of Directors believes that the combination with Mitre will:
(i) allow SITEL to offer teleservices to its existing and prospective clients in Europe and Asia; (ii) allow SITEL to cross-sell its services to existing Mitre clients who are based in the US, but who do not yet have a relationship with SITEL in the US; (iii) allow SITEL and Mitre to share expertise which will permit each to cross-sell additional teleservicing applications to their respective clients; (iv) expand SITEL's industry expertise to include the automotive, utilities and technology industries based on the significant client relationships Mitre brings in those industries; (v) increase the overall scale of SITEL's operations (which is an important consideration for many large corporate clients considering outsourcing relationships); and (vi) add considerable management talent, including all of the Mitre Selling Shareholders who will become management of SITEL and who will have significant equity interests in SITEL following the consummation of the Transaction.

    The Company's Board of Directors has unanimously approved the Share Purchase Agreement and the Transaction, and recommends a vote in favor of approval of the Share Purchase Agreement and the Transaction by the holders of SITEL Common Stock. See "THE TRANSACTION -- Reasons for the Transaction; Board of Directors' Recommendation".

OPINION OF FINANCIAL ADVISOR

    Alex. Brown has delivered its written opinion to the SITEL Board of Directors that, as of June 6, 1996, the Transaction as contemplated in the Share Purchase Agreement is fair to SITEL from a financial point of view. For information on the assumptions made, matters considered and limits of the review made by Alex. Brown, see "THE TRANSACTION -- Opinion of Financial Advisor". Stockholders are urged to read in its entirety the opinion of Alex. Brown, attached as Appendix B to this Proxy Statement.

SHARE PURCHASE AGREEMENT; CONDITIONS TO THE TRANSACTION; TERMINATION OF THE SHARE PURCHASE AGREEMENT

    The Share Purchase Agreement contemplates, among other things, (i) the issuance by the Company of 9,170,553 shares of SITEL Common Stock to the Mitre Selling Shareholders in exchange for 100% of the ordinary shares of Mitre; (ii) the nomination and solicitation of proxies for the election of Henk Kruithof, Mitre's Chairman, to the Company's Board of Directors; (iii) stay bonus arrangements with approximately 50 Mitre employees (none of whom are Mitre shareholders) that call for payments of approximately $4.0 million over three years; and (iv) certain registration rights granted to the Mitre Selling Shareholders pursuant to a separate Registration Rights Agreement.

    The obligations of the Company and the Mitre Selling Shareholders to consummate the Transaction ("Completion") are subject to the satisfaction of certain conditions, including obtaining requisite stockholder and certain third party approvals, and the receipt of accountants' letters stating that the acquisition of the shares of Mitre will qualify as a pooling of interests transaction for accounting purposes. See "THE SHARE PURCHASE AGREEMENT -- Conditions to Completion".

    The consummation of the Transaction is subject to certain regulatory matters, including expiration of the relevant waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"). A request for early termination of the waiting period under the HSR Act was granted on July 23, 1996. A waiver from the Panel on Takeovers and Mergers of the City Code on Takeovers and Mergers and the Rules Governing Substantial Acquisitions of Shares was received on June 27, 1996. See "THE TRANSACTION -- Regulatory Filings".

    The Share Purchase Agreement is subject to termination at the option of either SITEL or the designated representative of the Mitre Selling Shareholders if the Transaction is not consummated on or before December 31, 1996, and prior to such time upon the occurrence of certain events. See "THE SHARE PURCHASE AGREEMENT -- Termination".

ACCOUNTING TREATMENT

    The Transaction is expected to qualify as a pooling of interests for accounting and financial reporting purposes. Completion is conditioned upon there being delivered, prior to Completion, letters from Coopers & Lybrand L.L.P., certified public accountants for SITEL, and KPMG, chartered accountants for Mitre, stating that the Transaction will qualify as a pooling of interests transaction for financial accounting purposes. See "THE TRANSACTION -- Accounting Treatment".

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The Company currently expects that the Transaction will be structured as a tax-free reorganization under US tax law in which 100% of the Mitre ordinary shares will be acquired by SITEL or an affiliate solely in exchange for voting stock of SITEL. As a consequence, the Company currently expects that the basis of the Mitre assets for US tax purposes will not be stepped up to fair market value following Completion. After Completion, Mitre is expected to be a controlled foreign corporation for US tax purposes.

                   HISTORICAL MARKET PRICE AND DIVIDEND DATA

    SITEL Common Stock (symbol: SITL) is listed for trading on the NASDAQ Stock Market. The last reported sales price per share of SITEL Common Stock on the NASDAQ Stock Market on June 6, 1996, the last trading day before announcement of the Transaction, was $25.00. The last reported sales price per share of SITEL Common Stock on the NASDAQ Stock Market on July 24, 1996, the latest trading date for which information was practicably available before the printing of this Proxy Statement, was $32.25. Mitre has no publicly traded securities.

    SITEL has not paid cash dividends since inception. It is anticipated that SITEL will retain all earnings for use in the expansion of its business and therefore SITEL does not anticipate paying any cash dividends in the foreseeable future. Any future payment of dividends will be at the discretion of the SITEL Board of Directors. Mitre has never paid cash dividends on its ordinary shares.

                    SUMMARY PRO FORMA FINANCIAL INFORMATION

    The following unaudited pro forma financial data of SITEL, NAFS and Mitre give effect to the Transaction by combining the results of operations of SITEL, NAFS and Mitre on a pooling of interests basis as if SITEL, NAFS and Mitre had been combined since inception. For purposes of this presentation, the results of Mitre and Merit Communications NV ("Communications"), an entity under common control with Mitre prior to its acquisition by Mitre on December 21, 1995, have been combined since the inception of Communications in a manner similar to the pooling of interests method of accounting as they will be accounted for under US GAAP. Also on December 21, 1995, all of

Mitre's subsidiaries, including Communications, became wholly owned subsidiaries and, therefore, for the purposes of this pro forma presentation, the results of Mitre for the periods presented do not separately disclose the net income (loss) which would have been attributable to minority interests. This data excludes the pro forma effects of the acquisition of CTC Canadian Telephone Corporation in February 1996 and the acquisition of Teleaction in June 1996, both of which were accounted for as purchase transactions for which the pro forma effects are included in Note (d). For other information regarding the pro forma financial data, see "SITEL CORPORATION, MITRE PLC AND NATIONAL ACTION FINANCIAL SERVICES, INC. PRO FORMA STATEMENT OF OPERATIONS."

                                                                                                   NINE MONTHS
                                                                    YEAR ENDED   YEAR ENDED MAY   ENDED FEBRUARY
                                                                   MAY 31, 1994     31, 1995         29, 1996
                                                                   ------------  --------------  ----------------
                                                                      (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS DATA(a,d):
  Revenues.......................................................   $   81,334   $   142,760       $    150,615
  Special compensation expense...................................           --        34,585(b)              --
  Operating income (loss)........................................        3,899       (23,025)(c)         14,850
  Net income (loss)..............................................        3,945       (15,477)(c)          9,500
  Earnings (loss) per common and common equivalent share.........   $     0.15   $     (0.56)(c)   $       0.30
  Weighted average common and common equivalent shares
   outstanding...................................................       27,742        27,742             31,646
UNAUDITED PRO FORMA BALANCE SHEET DATA(A):
  Working capital..............................................................................    $     58,855
  Total assets.................................................................................         146,550
  Long-term debt (including current portion)...................................................           6,592
  Stockholders' equity.........................................................................         107,474

- ------------------------

(a) Mitre's accounts have been restated to account for goodwill and the consolidation of Communications according to US GAAP. Otherwise, Mitre accounts are shown under UK GAAP.

(b) Represents a non-recurring, non-cash compensation expense of $34.6 million incurred in February 1995 resulting from the grant of stock options with an exercise price of $0.01 per share to 265 employees of the Company to replace stock appreciation rights previously granted under the Company's Employee Equity Benefit Plan and previously granted stock options.

(c) Excluding special compensation expense and a one-time forgiveness of $528,000 owed by two stockholders, operating income, net income and net income per share would have been $12.1 million, $7.5 million, and $0.27, respectively, for the fiscal year ended May 31, 1995.

(d) The unaudited pro forma statement of operations excludes the pro forma effects of the purchase acquisitions of Teleaction in June 1996 and CTC Canadian Telephone Corporation in February 1996. If the acquisitions had occurred on June 1, 1994, the pro forma results would have been as follows:

                                                                           NINE MONTHS
                                                                              ENDED
                                                            YEAR ENDED     FEBRUARY 29,
                                                           MAY 31, 1995        1996
                                                           ------------  ----------------
                                                           (IN THOUSANDS EXCEPT PER SHARE
                                                                       DATA)
Unaudited Pro Forma Combined
  Statement of Operations Data:
    Revenues.............................................   $  174,163     $    177,392
    Net income (loss)....................................      (14,712)           9,766
    Earnings (loss) per common
     and common equivalent share.........................        (0.53)            0.31

                   COMPARATIVE HISTORICAL AND PER SHARE DATA

    The following summary presents selected comparative per share information for (i) SITEL on a historical basis in comparison with combined information giving effect to the Transaction on a pooling of interests basis and (ii) Mitre on a historical basis in comparison with Mitre's pro forma equivalent information after giving effect to the Transaction, including the receipt of the SITEL Common Stock for the Mitre ordinary shares in accordance with the Share Purchase Agreement. On December 21, 1995, all of Mitre's subsidiaries, including Communications, became wholly owned subsidiaries and, therefore, for the purposes of this pro forma presentation, the results of Mitre for the periods presented do not separately disclose the net income (loss) which would have been attributable to minority interests. The combined financial information should be read in conjunction with the historical financial statements of SITEL and Mitre and the related notes thereto contained elsewhere herein, and in conjunction with the unaudited combined financial information appearing elsewhere in this Proxy Statement.

    The following information is unaudited and is not necessarily indicative of the combined results of operations or combined financial position that would have resulted had the Transaction occurred at the beginning of the periods indicated, nor is it necessarily indicative of the combined results of operations in future periods or future combined financial position.

    Neither the Company nor Mitre has paid cash dividends on its common or ordinary shares.

                                             YEAR ENDED         YEAR ENDED MAY       YEAR ENDED MAY      NINE MONTHS ENDED
                                            MAY 31, 1993           31, 1994             31, 1995         FEBRUARY 29, 1996
                                          -----------------    -----------------    -----------------    -----------------
Earnings (loss) per common and common
 equivalent share:
 SITEL Historical(a)....................        $0.07                $0.15                ($0.96)             $ 0.31
 SITEL and Mitre
  Pro Forma(b)..........................         0.08                 0.15                 (0.56)               0.30


                                             YEAR ENDED           YEAR ENDED         YEAR ENDED MAY      NINE MONTHS ENDED
                                          DECEMBER 31, 1992    DECEMBER 31, 1993        31, 1995          MARCH 31, 1996
                                          -----------------    -----------------    -----------------    -----------------
 Mitre Historical (US GAAP).............        $1.23                $1.48               $  3.12              $ 3.52
 Mitre Pro Forma Equivalent(c)..........         0.10                 0.12                  0.25                0.28

                                                                                       YEAR ENDED        NINE MONTHS ENDED
                                                                                      MAY 31, 1995       FEBRUARY 29, 1996
                                                                                    -----------------    -----------------
Stockholders' equity per common share:
 SITEL Historical(a)....................                                                 $  1.38              $ 4.54
 SITEL and Mitre
  Pro Forma(b)..........................                                                    0.94                3.39

                                                                                       YEAR ENDED        NINE MONTHS ENDED
                                                                                    DECEMBER 31, 1995     MARCH 31, 1996
                                                                                    -----------------    -----------------
Shareholders' equity per ordinary share:
 Mitre Historical (US GAAP).............                                                 $ 13.42              $14.29
 Mitre Pro Forma Equivalent(c)..........                                                    1.07                1.14

- ------------------------
(a) SITEL historical information includes the combined data of SITEL and NAFS which was acquired on June 28, 1996 and is being accounted for as a pooling of interests.

(b) Includes the combined data of SITEL and Mitre, as well as that of NAFS which was acquired on June 28, 1996 and is being accounted for as a pooling of interests.

(c) Mitre pro forma equivalent is calculated as if the number of Mitre ordinary shares outstanding was 9,170,553, the same number as the number of shares of SITEL Common Stock that will be exchanged if the Transaction is approved.

                              THE SPECIAL MEETING

GENERAL INFORMATION

    This Proxy Statement is furnished to the holders of SITEL Common Stock in connection with the solicitation of proxies for use at the Special Meeting of SITEL stockholders, pursuant to the accompanying Notice of Special Meeting of Stockholders. A form of proxy for use at the meeting is also enclosed.

    This Proxy Statement and the accompanying Proxy are first being sent to the holders of SITEL Common Stock on or about July 29, 1996. The executive offices of the Company are located at 13215 Birch Street, Omaha, Nebraska 68164.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

    The Special Meeting has been called by the Board of Directors of the Company for the purpose of voting on (i) the Share Purchase Agreement between the
Company and the holders of 100% of the ordinary shares of Mitre and the transactions contemplated thereby, including the issuance by the Company of 9,170,553 shares of SITEL Common Stock to the Mitre Selling Shareholders (together with the other transactions contemplated by the Share Purchase Agreement, the "Transaction"), (ii) the authorization of an additional 150,000,000 shares of undesignated capital stock, par value $0.001 per share, of the Company, and (iii) such other matters as may properly be brought before the Special Meeting.

VOTING AT THE SPECIAL MEETING

    The Board of Directors of the Company has fixed July 8, 1996 as the Record Date for the determination of stockholders entitled to notice of and to vote at the Special Meeting. The number of outstanding shares of SITEL Common Stock on July 8, 1996 was 20,017,032. Only stockholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Special Meeting. Each holder of record of shares of SITEL Common Stock on the Record Date is entitled to cast one vote per share.

    A majority of the votes entitled to be cast on matters to be considered at the Special Meeting will constitute a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for all other matters. Abstentions and shares held of record by a broker or its nominee ("broker shares") that are voted on any matter are included in determining the number of votes present. Broker shares that are not voted on any matter at the meeting will not be included in determining whether a quorum is present. The affirmative vote of the holders of a majority of all shares of SITEL Common Stock present (whether in person or by proxy) at the Special Meeting is required to approve
(i) the Share Purchase Agreement and the Transaction and (ii) the authorization of an additional 150,000,000 shares of undesignated shares of capital stock. As a result, abstentions, failures to vote and broker non-votes will have no effect on the vote in respect of the Share Purchase Agreement and the Transaction or the increase in authorized shares, except to the extent that they affect the quorum required for the Special Meeting and the shares present at the Special Meeting. The approval of the Share Purchase Agreement and the Transaction is required under the rules of the NASDAQ Stock Market, which are applicable to SITEL because its securities are quoted thereon, and the approval of the increase in authorized shares is required under the Minnesota Business Corporation Act.

    Directors  and  executive  officers   of  the  Company,  certain   principal
stockholders and their respective affiliates who beneficially owned approximately 43.7% of the outstanding shares of SITEL Common Stock as of the Record Date, have advised the Company that they presently intend to vote or direct the vote of all shares of SITEL Common Stock over which they have voting control FOR approval of the Share Purchase Agreement and Transaction, and FOR authorization of an additional 150,000,000 shares of undesignated capital stock, par value $0.001 per share, of the Company. Such directors, executive officers and principal stockholders include James F. Lynch, who owned an aggregate of 4,010,000 shares (or approximately 20.0% of the outstanding shares of SITEL Common Stock) and who has voting control over an additional 3,660,930 shares pursuant to a Voting Agreement, as well as Michael W. Fletcher and Walter J. Berthiaume, the founders of National Action Financial Services, Inc. ("NAFS"), who owned an aggregate of 1,055,483 shares.

    If the accompanying Proxy is properly signed and returned to the Company and not revoked, the shares covered thereby will be voted in accordance with the instructions contained therein. Proxies submitted without specification will be voted FOR approval of the Share Purchase Agreement and the Transaction and FOR authorization of an additional 150,000,000 shares of undesignated capital stock, par value $0.001 per share, of the Company. Management is not aware at the date hereof of any matters to be presented at the Special Meeting other than the matters described herein, but, if any other matter is properly presented, the persons named in the Proxy will vote thereon according to their best judgment.

    Stockholders' proxies are received and counted by or under the direction of the Company's Secretary.

REVOCATION OF PROXIES

    The accompanying Proxy may be revoked by the person giving it at any time prior to its being voted; such revocation may be accomplished by a letter, or by a duly executed Proxy bearing a later date, filed with the Secretary of the Company prior to the meeting. If a stockholder who has given a Proxy is present at the meeting and wishes to vote in person, such stockholder may withdraw the Proxy at that time. Presence at the Special Meeting does not of itself revoke the Proxy. All shares represented by executed and unrevoked Proxies will be voted in accordance with the specifications therein.

SOLICITATION OF PROXIES

    Proxies for use at the Special Meeting are being solicited by the Board of Directors of the Company. The cost of preparing, assembling and mailing the proxy material is to be borne by the Company. It is not anticipated that any compensation will be paid for soliciting proxies, and the Company does not intend to employ specially engaged personnel in the solicitation of proxies. It is contemplated that proxies will be solicited principally through the mail, but directors, officers and employees of the Company may, without additional compensation, solicit proxies, personally or by telephone, telegraph, special letter or other means of communication.

                                THE TRANSACTION

GENERAL

    The Share Purchase Agreement provides for the acquisition by SITEL or its affiliate of 100% of the ordinary shares of Mitre in exchange for 9,170,553 shares of SITEL Common Stock issued to the Mitre Selling Shareholders. The discussion in this Proxy Statement of the Transaction and the description of the Transaction's principal terms are subject to and qualified in their entirety by reference to the Share Purchase Agreement, a copy of which is attached to this Proxy Statement as Appendix A and which is incorporated herein by reference. The following is a brief discussion of the material features of the Transaction.

BACKGROUND OF THE TRANSACTION

    SITEL routinely evaluates potential strategic combinations and acquisitions of companies which offer teleservices complementary to those offered by SITEL and consistent with its corporate mission. Acquisitions which provide SITEL with new service capabilities and industry expertise or which otherwise improve its ability to serve clients are important elements of SITEL's growth strategy. In particular, SITEL believes that international capabilities will become increasingly important since its large corporate clients often prefer to deal with outsourcing vendors on a global basis.

    Due to the inherently international nature of its business, the management of SITEL began in 1995 to explore potential merger partners and acquisition candidates outside the United States (the

"US"). In February 1996, the management of SITEL asked Alex. Brown & Sons Incorporated ("Alex. Brown") to conduct a preliminary search for potential partners in the United Kingdom (the "UK"). Alex. Brown identified and arranged meetings for SITEL with several potential candidates including Mitre. Michael May (at that time Executive Vice President -- Corporate Development, currently President) and Edward Taylor (Executive Vice President -- Sales and Marketing) of SITEL made a trip to the UK for these meetings in March 1996. On March 29, 1996, Mr. May and Mr. Taylor of SITEL, along with representatives of Alex. Brown, met with Martin Shields, a Director of Mitre, and Maggie Bilton, Deputy Managing Director of Merit Direct Limited, a wholly-owned subsidiary company of Mitre. They discussed areas of common interest, including SITEL's interest in providing teleservicing solutions for its clients on a global basis. Mitre was interested in SITEL's experience and reputation in the US teleservicing industry given Mitre's significant number of large US-based clients. Mitre also was interested in the organization of SITEL along industry-specific lines, a direction in which Mitre envisaged its own business potentially developing.

    At the time, Mitre was considering seeking a public listing for its stock on the NASDAQ market. On May 1, 1996, Henk Kruithof, Chairman, along with Ray Pipe and Peter Godfrey, Directors, of Mitre, met with representatives of Alex. Brown in its London offices to discuss the procedures of obtaining a public listing in the US. During that meeting, the possibility of a business combination between SITEL and Mitre was discussed, and it was suggested that SITEL and Mitre arrange meetings to learn more about each other's businesses.

    The two companies signed a confidentiality agreement on May 5, 1996 and exchanged due diligence request lists. On May 6, 1996, SITEL formalized its engagement with Alex. Brown to act as SITEL's financial advisor with respect to a possible business combination with Mitre and, if necessary, to render an opinion as to the fairness to SITEL from a financial point of view of the consideration to be paid by SITEL in a potential transaction.

    On May 8 and 9, 1996, Mr. May and Barry Major (at that time Senior Vice President -- Finance, currently Chief Financial Officer of SITEL) travelled to the UK and, with representatives of Alex. Brown, attended detailed presentations and facilities tours by Mitre. Messrs. May and Major, in meetings with the senior management of Mitre and its subsidiaries, discussed the similar growth strategies of SITEL and Mitre, the increasing globalization of the business and the need for large corporate clients to be able to deal with teleservicing companies which have adequate resources to fulfill their increasingly sophisticated needs reliably and consistently. These meetings concluded with the SITEL and Mitre representatives each agreeing to discuss with their respective senior managements the continued evaluation of a possible business combination.

    During the course of the aforementioned meetings, Mitre provided SITEL and Alex. Brown with certain non-public financial information regarding Mitre and its business and prospects. In return, SITEL provided Mitre with certain non-public financial and operating information regarding the Company and Alex. Brown provided Mitre with publicly available information regarding the Company.

    On May 15, 1996 SITEL retained independent legal counsel (Davis Polk & Wardwell ("Davis Polk") in the US and Freshfields in the UK) to assist it in considering and evaluating the transaction.

    On May 15, 1996, James Lynch (Chairman of SITEL) and Mr. May met with Messrs. Kruithof, Pipe and Godfrey and an Alex. Brown representative in the New York offices of Alex. Brown to discuss the possible terms of a potential business combination. At that meeting, it was determined that, subject to further detailed due diligence by each of the two companies, a business combination would be advantageous to both companies. The principles for the basis of a possible business combination were agreed (including the approximate number of SITEL shares to be exchanged for all the Mitre shares); however, several important issues were raised during that meeting which required further clarification before any agreement could be reached, including the possibility of achieving pooling of interests accounting treatment for any business combination. It was agreed that selected members of SITEL's senior management would travel to the UK the following week to conduct detailed due diligence on Mitre.

    At a meeting of the SITEL Board of Directors on May 16, 1996, Messrs. Lynch and May informed the Directors of SITEL about the continuing discussions with Mitre. In addition, Mr. May distributed to the Directors preliminary financial analyses as well as certain information about Mitre, including Mitre's audited annual reports and other selected information including non-public management accounts and reports prepared by Mitre management. The SITEL Board of Directors authorized management to continue discussions with the management of Mitre and to proceed with the evaluation of a possible business combination.

    On May 21, 1996, Mr. Lynch and an Alex. Brown representative met with Mr. Kruithof and the senior management of each of the three principal subsidiaries of Mitre and toured three of Mitre's primary facilities. From May 21 to 24, 1996, other members of SITEL management and their advisors (Alex. Brown and Coopers & Lybrand L.L.P.) participated in due diligence meetings with Mitre management. The due diligence efforts included a review of operations, technology, marketing programs, acquisition structure and strategy, accounting, legal and financial areas.

    From May 28 to 30, 1996, Mitre's senior management travelled to Omaha, Nebraska and San Angelo, Texas to receive detailed due diligence presentations from SITEL's management. During these meetings, senior management of the two companies continued discussions regarding possible transaction terms.

    On June 5 and 6, 1996, Messrs. Kruithof, Pipe and Godfrey of Mitre and Mr. May of SITEL, along with representatives of Alex. Brown, Davis Polk, Taylor Joynson Garrett (Mitre's UK legal counsel) and Freshfields met in Davis Polk's New York offices to finalize terms and complete drafting of the Share Purchase Agreement.

    On June 6, 1996, SITEL's Board of Directors held a special meeting to consider the proposed transaction with Mitre. Mr. May delivered a report on the final terms of the proposed transaction and senior management delivered reports regarding due diligence findings in their respective areas. This meeting was also attended by Mr. Kruithof, Mitre's Chairman, and representatives of Coopers & Lybrand L.L.P., Davis Polk and Alex. Brown. Alex. Brown delivered its opinion as to the fairness to SITEL from a financial point of view of the consideration to be paid by SITEL pursuant to the Transaction (the "Alex. Brown Opinion"). See "THE TRANSACTION -- Opinion of Financial Advisor".

    The Alex. Brown Opinion was presented orally to the SITEL Board of Directors and subsequently confirmed in writing. Following a review of the Transaction and the presentations of its advisors, the SITEL Board of Directors unanimously voted to approve the Transaction and to recommend the approval of the Transaction by SITEL stockholders.

    On June 6, 1996, the Share Purchase Agreement was executed.

    On June 7, 1996, the public announcement of the Transaction was made.

REASONS FOR THE TRANSACTION; BOARD OF DIRECTORS' RECOMMENDATION

    THE BOARD OF DIRECTORS OF THE COMPANY HAS UNANIMOUSLY APPROVED THE SHARE PURCHASE AGREEMENT AND THE TRANSACTION AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO APPROVE THE SHARE PURCHASE AGREEMENT AND THE TRANSACTION.

    Based primarily on its consideration of the factors referred to below, the Board believes that the consummation of the Transaction is in the best interests of the Company and its stockholders.

    The SITEL Board of Directors believes that the combination with Mitre  will:
(i) allow SITEL to offer teleservices to its existing and prospective clients in Europe and Asia; (ii) allow SITEL to cross-

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sell  its services to existing Mitre clients who are based in the US, but who do not yet have a relationship with SITEL in the US; (iii) allow SITEL and Mitre to share expertise which will permit each to cross-sell additional teleservicing applications to their respective clients; (iv) expand SITEL's industry expertise to include the automotive, utilities and technology industries based on the significant client relationships Mitre brings in those industries; (v) increase the overall scale of SITEL's operations (which is an important consideration for
many    large   corporate    clients   considering    establishing   outsourcing
relationships); and (vi) add considerable management talent, including all of the Mitre Selling Shareholders who will become management of SITEL and will have significant equity interests in SITEL following the consummation of the Transaction ("Completion").

    In reaching the conclusions discussed above, the SITEL Board of Directors considered, among other things: (i) the judgment, advice, and analyses of its management; (ii) the financial advice and analyses provided by Alex. Brown, including the Alex. Brown Opinion as to the fairness to SITEL of the Transaction from a financial point of view; (iii) the financial condition, results of operations and cash flows of SITEL and Mitre, both on a historical and a prospective basis; (iv) the significant enhancement of the strategic and market position of the combined enterprise; (v) the marketing synergies and operating efficiencies that should become available to the combined enterprise as a result of the Transaction; (vi) the terms and conditions of the Share Purchase Agreement, which were viewed as providing an equitable basis for the Transaction from the standpoint of SITEL; (vii) the historical market price and trading information with respect to SITEL Common Stock; (viii) the tax effects of the Transaction on SITEL; and (ix) the ability to consummate the Transaction as a pooling of interests under US GAAP.

OPINION OF FINANCIAL ADVISOR

    In connection with the Transaction, SITEL engaged Alex. Brown to act as SITEL's financial advisor and to render its opinion as to the fairness to SITEL, from a financial point of view, of the consideration to be paid by SITEL pursuant to the Transaction. SITEL noted that Alex. Brown has provided extensive investment banking services to SITEL and was therefore familiar with SITEL and its strategy and also that Alex. Brown has published research reports about SITEL and makes a market in its stock. At the June 6, 1996 meeting of the SITEL Board of Directors, at which the Transaction was approved, Alex. Brown delivered to the SITEL Board of Directors an oral opinion which was subsequently confirmed in writing as of the same date that as of such date, and subject to the assumptions made, matters considered and limitations set forth in such opinion and summarized below, the consideration to be paid by SITEL in connection with the Transaction is fair, from a financial point of view, to SITEL.

    The full text of the Alex. Brown Opinion, which sets forth assumptions made, procedures followed, matters considered and limits on the review undertaken, is attached hereto as Appendix B to this Proxy Statement and is incorporated herein by reference.

    SITEL STOCKHOLDERS ARE URGED TO READ CAREFULLY THE ALEX. BROWN OPINION IN ITS ENTIRETY FOR INFORMATION WITH RESPECT TO THE PROCEDURES FOLLOWED, ASSUMPTIONS MADE AND MATTERS CONSIDERED BY ALEX. BROWN IN RENDERING THE ALEX. BROWN OPINION.

    The Alex. Brown Opinion is directed only to the fairness to SITEL, from a financial point of view, of the consideration to be paid in the Transaction and does not constitute a recommendation to any SITEL stockholder as to how such stockholder should vote. The Alex. Brown Opinion was delivered to the SITEL Board of Directors and was rendered to the SITEL Board of Directors for its consideration in determining whether to approve the Transaction. The Alex. Brown Opinion was limited to the fairness to SITEL, from a financial point of view, of the consideration to be paid by SITEL in connection with the Transaction and its opinion did not address SITEL's underlying business decision to proceed with the Transaction. The summary of the Alex. Brown Opinion set forth herein is qualified in its entirety by reference to the full text of the Alex. Brown Opinion. In considering the

Alex. Brown Opinion, stockholders may want to take into account Alex. Brown's fee arrangements with respect to the Transaction, under which Alex. Brown's fees are substantially greater if the Transaction is consummated.

    The financial forecasts furnished to Alex. Brown were prepared by the management of each of SITEL and Mitre. SITEL and Mitre do not publicly disclose internal management financial projections of the type provided to Alex. Brown in connection with Alex. Brown's review of the Transaction. Such forecasts were not prepared with a view towards public disclosure. The forecasts were based on numerous variables and assumptions which are inherently uncertain including, without limitation, factors related to general economic and competitive conditions. Accordingly, actual financial results could vary significantly from those set forth in such projections.

    It should be noted that, in performing the contribution analysis and other financial analyses, certain adjustments to Mitre's financial information were made in order to compare it reasonably to SITEL's financial information, to other publicly traded teleservicing companies and to selected merger and acquisition transactions. Included in these adjustments were average and spot exchange rates between the US dollar and the British pound sterling ("British pound") over various time periods, restatements and adjustments to Mitre's audited financial reports to account for goodwill according to US GAAP and adjustments to conform Mitre's results to SITEL's fiscal year end. It should be noted that the adjustments themselves were not audited and may vary from the audited results if the Transaction is consummated.

    The Alex. Brown Opinion does not constitute an opinion as to the price at any time at which SITEL Common Stock will trade. No restrictions or limitations were imposed by the SITEL Board of Directors upon Alex. Brown with respect to the investigations made or the procedures followed by Alex. Brown in rendering its opinion.

    In conducting its review and arriving at its opinion, Alex. Brown reviewed the Share Purchase Agreement. Alex. Brown also reviewed certain financial and other information that was publicly available or furnished to it by SITEL and Mitre and held discussions with members of senior management of Mitre regarding the business and prospects of Mitre.

    In addition, Alex. Brown (i) reviewed reported price and trading activity for the SITEL Common Stock, (ii) compared certain financial information for Mitre with similar information for certain teleservicing companies whose securities are publicly traded, (iii) reviewed the financial terms of certain recent business combinations in the teleservicing industry and (iv) performed such other studies and analyses and considered such factors as it deemed appropriate.

    In conducting its review and rendering its opinion, Alex. Brown relied upon and assumed, without independent verification, the accuracy, completeness and fairness of all of the financial and other information that was available to it from public sources, that was provided to Alex. Brown by SITEL and Mitre or their respective representatives, or that was otherwise reviewed by or discussed with Alex. Brown. Alex. Brown did not attempt to account for any potential operating synergies which may be achieved as a result of the Transaction. With respect to the financial projections and other information supplied to Alex. Brown, Alex. Brown assumed that such projections and other information were reasonably prepared and reflected the best currently available estimates and judgments of the managements of SITEL and Mitre as to the future operating and financial performance of SITEL and Mitre. Alex. Brown did not assume any responsibility for making and it was not provided with any independent evaluation of Mitre's assets or liabilities.

    The Alex. Brown Opinion was based on economic, market, financial and other conditions as they existed and could be evaluated on June 6, 1996, the date of the Alex. Brown Opinion.

    The following is a summary of the material factors considered and principal financial analyses performed by Alex. Brown to arrive at the Alex. Brown Opinion. As used herein, the "Mitre Group" refers to Mitre and all of its subsidaries including Merit Communications NV ("Communications"), a company under the common control of Mitre, as if Communications had been part of Mitre since the inception of Communications.

        CONTRIBUTION ANALYSIS. Alex. Brown analyzed SITEL's and Mitre Group's relative contributions with respect to revenues, earnings before interest, taxes, depreciation and amortization ("EBITDA"), earnings before interest and taxes ("EBIT") and net income. In conducting its analysis, Alex. Brown relied upon financial projections provided by the managements of both SITEL and Mitre, and upon Alex. Brown's published equity research reports which include earnings forecasts for SITEL that are substantially similar to earnings estimates published by other investment banking firms that publish equity research on SITEL. Such analysis was considered in both absolute US dollar terms and on a percentage basis and was made for the latest twelve months ("LTM") ended May 31, 1996 (which included one month of projected results for each company) and for prior periods. As a result of the Transaction, the Mitre Selling Shareholders will own approximately 26.5% of SITEL shares outstanding on a fully diluted basis (including shares issued in connection with the acquisition of NAFS). In each case, without accounting for the effect of any synergies that may be realized as a result of the Transaction and non-recurring expenses related to the Transaction, such ownership compares to the Mitre Group's contribution to SITEL's historically reported results for the LTM period of 33.1 % of revenues, 30.9% of operating cash flow, 27.4% of EBIT and 24.8% of net income; and for the projected fiscal year of 1997, the Mitre Group's contribution to SITEL's pro forma results represented 32.0% of net income. The results of these contribution analyses are not necessarily indicative of the contributions that the respective businesses may have in the future.

        Alex. Brown also analyzed the contributions of each of SITEL and Mitre to certain balance sheet categories based on the most recently available combined historical information, including total assets, current assets and stockholders' equity. These percentages were then compared to the ownership percentage of the Mitre Selling Shareholders in SITEL including shares issued in connection with the acquisition of NAFS. Alex. Brown observed that Mitre will contribute 25.0% of total assets, 19.1% of current assets and 11.4% of stockholders' equity compared to ownership of approximately 26.5% by the Mitre Selling Shareholders on a fully diluted basis, including shares issued in connection with the acquisition of NAFS.

        COMPARATIVE PRICING ANALYSIS. Alex. Brown analyzed the implied price to be paid to the Mitre Selling Shareholders compared to the current trading multiples for the existing shares of SITEL. Such analysis was considered in absolute terms and in terms of the relative premium or discount being offered by SITEL to the Mitre Selling Shareholders. The then current trading multiples of SITEL which were considered included: 4.6x market capitalization of the common stock plus total debt less cash and equivalents (the "Adjusted Value") to LTM revenues; 46.5x Adjusted Value to LTM EBIT; 69.3x LTM price to earnings ratio ("P/E"); 51.2x calendar 1996 P/E; 37.1x calendar 1997 P/E; and 97.2% calendar 1997 P/E to estimated three year compound earnings growth rate. For the Mitre Group, the multiples implied under the Share Purchase Agreement were: 3.8x Adjusted Value to LTM revenues; 50.4x Adjusted Value to LTM EBIT; 79.2x LTM P/E; 51.8x calendar 1996 P/E; 26.1x calendar 1997 P/E; and 52.3% calendar 1997 P/E to the estimated three year compound earnings growth rate. The premium or (discount) relative to SITEL's trading multiples offered to the Mitre Selling Shareholders were (17.0%) Adjusted Value to LTM revenues; 8.5% Adjusted Value to LTM EBIT; 14.4% LTM P/E; 1.3% calendar 1996 P/E; (29.5%) calendar 1997 P/E; and (43.6%) calendar 1997 P/E to the estimated three year compound earnings growth rate.

        TRANSACTION ANALYSIS. Alex. Brown analyzed certain financial effects on the earnings of SITEL resulting from the Transaction. Alex Brown analyzed the pro forma financial effect on SITEL's earnings of combining SITEL and Mitre. Such analysis indicated, among other things, that earnings per share ("EPS") for fiscal year 1996 would be diluted on a historical restated basis, but that pro forma EPS for fiscal year 1997 would be accretive without considering any potential synergies which may result from the Transaction. Alex. Brown also analyzed the pro forma change in quarterly EPS for the fiscal year 1997 and advised that there may be variations from the published financial projections of investment banking research analysts based primarily upon the more seasonal nature of Mitre's business and certain recently started operations which have not yet achieved full operating capacity. In addition, Alex. Brown analyzed the potential impact on SITEL's EPS for fiscal year 1997 of variations in the exchange rate between the US dollar and the British pound (assuming no hedging against the possible exchange rate variations) and possible variations in Mitre's projected earnings for 1997 (adjusted to SITEL's fiscal year). Such analysis took into account adverse changes of up to 10% in the exchange rate and 20% in Mitre's net income (resulting in the Transaction being mildly dilutive to SITEL's EPS in 1997) and beneficial changes of up to 10% in the exchange rate and 20% in Mitre's net income (resulting in the Transaction being significantly accretive to SITEL's EPS in 1997). The results of the pro forma Transaction analysis are not necessarily indicative of future operating results or financial position.

        PUBLICLY TRADED COMPANIES ANALYSIS. To provide contextual data and comparative market information, Alex. Brown compared the implied value to be issued to the Mitre Selling Shareholders under the Transaction and selected historical operating and financial ratios for the Mitre Group to
    corresponding   information  of  selected  companies  in  the  teleservicing industry in the US whose securities are publicly traded. The selected companies were: (i) SITEL Corporation; (ii) APAC Teleservices, Inc.; (iii) ATC Communications Group, Inc.; and (iv) Sykes Enterprises Incorporated (collectively, the "Selected Companies").

        Alex. Brown's analysis included, among other things, (i) the analysis of ratios of the market capitalization of the common stock (including the effect of the options and warrants using the treasury stock method) plus total debt (including minority interest and preferred stock) less cash and equivalents (including investments in unconsolidated subsidiaries) ("Adjusted Market Capitalization") to LTM revenues, LTM EBITDA and LTM EBIT;
    (ii) the analysis of ratios of the current stock price to LTM EPS and projected EPS for the calendar years 1996 and 1997 (as estimated by research analysts and compiled by Institutional Brokers Estimating Service); and
    (iii) the analysis of the ratio of calendar 1997 P/E to the estimated three year compound earnings growth rate. In the analysis of publicly traded companies (including SITEL) LTM refers to the most recently reported financial results, and for the Mitre Group, LTM refers to the LTM ended May 31, 1996 which included one month of projected results.

        Although Alex. Brown compared the trading multiples of the Selected Companies at the date of the Alex. Brown Opinion to the implied transaction multiples for the Mitre Group, none of the Selected Companies is identical to the Mitre Group. Such analysis of the Selected Companies resulted in a range of 3.7x to 13.6x with an average of 7.7x for Adjusted Market Capitalization to LTM revenues; 33.4x to 76.7x with an average of 55.7x for Adjusted Market Capitalization to LTM EBITDA; and 48.0x to 129.1x with an average of 82.6x for Adjusted Market Capitalization to LTM EBIT. In contrast, the implied transaction multiples for the Mitre Group were 3.8x for Aggregate Value (as hereinafter defined) to LTM revenues; 32.3x for Aggregate Value to LTM EBITDA; and 50.4x for Aggregate Value to LTM EBIT. Such analysis of the Selected Companies also resulted in a range of 51.2x to 101.1x with an average of 70.2x for calendar 1996 P/E, and 37.1x to 66.0x with an average of 51.1x for calendar 1997 P/E. In contrast, the implied transaction multiples for the Mitre Group were 51.8x for calendar 1996 P/E, and 26.1x for calendar 1997 P/E. Such analysis of the Selected Companies also resulted in a range of 92.7% to 143.8% with an average of 118.2% for calendar 1997 P/E to estimated three year compound earnings growth rate. In contrast, the implied transaction multiple for the Mitre Group was 52.3% for calendar 1997 P/E to estimated three year compound earnings growth rate. In every case, the implied transaction multiples for the Mitre Group are at a discount to the corresponding average of the trading multiples of the Selected Companies, ranging from a discount of 26.2% for calendar 1996 P/E to a discount of 55.8% for calendar 1997 P/E to estimated three year compound earnings growth rate.

        RECENT MERGER AND ACQUISITION ANALYSIS. Alex. Brown performed an analysis of the financial terms for selected recent merger or acquisition transactions. The selected transactions were three transactions between November 1995 and May 1996 in the teleservicing industry (the "Selected Transactions"). The Selected Transactions comprised the acquisition of PRO Direct Response Corp. by DiMark, Inc., the acquisition of Access 24 Service Corporation Pty Limited by TeleTech Holdings, Inc., and the acquisition of Teleaction, S.A. ("Teleaction") by SITEL. The Selected Transactions were not intended to be representative of the entire range of possible transactions to be used for this analysis.

        Alex. Brown reviewed the consideration paid in the Selected Transactions in terms of the price paid for the common stock ("Equity Value"), plus total debt (including minority interest and preferred stock) less cash and equivalents (including investments in unconsolidated subsidiaries) ("Aggregate Value"), of the Selected Transactions as a multiple of revenues, EBITDA and EBIT for the LTM prior to the announcement of the Selected Transactions. Additionally, Alex. Brown reviewed the consideration paid in the Selected Transactions, in terms of the Equity Value of such transactions as a multiple of LTM net income and stockholders' equity prior to the announcement of the Selected Transactions.

        Although Alex. Brown compared the transaction multiples of these companies to the implied transaction multiples of the Mitre Group, none of the companies involved in the Selected Transactions is identical to the Mitre Group. In addition, the Aggregate Value of the three Selected Transactions were in a range of $13.4 million to $36.9 million which is substantially smaller than the proposed Aggregate Value of the Transaction described herein. The analysis of the Selected Transactions resulted in 1.2x (in all three transactions) for Aggregate Value to LTM revenues; and a range of 5.5x to 5.9x for Aggregate Value to LTM EBITDA; 6.0x to 16.2x for Aggregate Value to LTM EBIT; 6.6x to 10.3x for Equity Value to LTM net income; and 4.4x to 7.5x for Equity Value to stockholders' equity. In comparison, the implied transaction multiples for the Mitre Group were 3.8x for Aggregate Value to LTM revenues, 32.3x for Aggregate Value to LTM EBITDA; 50.4x for Aggregate Value to LTM EBIT; 79.2x for Equity Value to LTM EPS; and 19.2x for Equity Value to stockholders' equity.

        None  of  the Selected  Transactions  is identical  to  the Transaction.
    Accordingly, an analysis of the results of the foregoing is not entirely mathematical. Rather, such an analysis necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of SITEL and the Mitre Group, and other factors that could affect the public trading values of the companies to which they are being compared.

    While the foregoing summary describes all of the analyses and factors that Alex. Brown deemed material in its presentation to the SITEL Board of Directors, it does not purport to be a complete description of the analyses performed by Alex. Brown. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances. Therefore, such an opinion is not readily susceptible to summary description. The preparation of a fairness opinion does not involve a mathematical evaluation or weighing of the results of the individual analyses performed, but requires Alex. Brown to exercise its professional judgment based on its experience and expertise in considering a wide variety of analyses taken as a whole. Each of the analyses conducted by Alex. Brown was carried out in order to provide a different perspective on the proposed transaction and add to the total mix of information available. Alex. Brown did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to fairness. Rather, in reaching its conclusion, Alex. Brown considered the results of the analyses in light of each other and ultimately reached its opinion based on the results of all analyses taken as a whole. Alex. Brown did not place particular reliance or weight on any individual analysis, but instead concluded that its analyses, taken as a whole, supported its determination. Accordingly, notwithstanding the separate factors summarized above, Alex. Brown believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all analyses and factors, may create an incomplete view of the evaluation process underlying the Alex. Brown Opinion. In performing its analyses, Alex. Brown made numerous assumptions with respect to industry performances, business and economic conditions and other matters, many of which are beyond the control of SITEL and Mitre. The analyses performed by Alex. Brown are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty. Additionally, analyses relating to the value of a business do not purport to be appraisals or to reflect the prices at which the business actually may be sold.

    The Board of Directors of SITEL retained Alex. Brown to act as its financial advisor based upon Alex. Brown's previous provision of extensive investment banking services to SITEL and based upon Alex. Brown's qualifications, reputation, experience and expertise. Alex. Brown is a nationally recognized investment bank that is involved regularly in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, private placements and valuations for estate, corporate and other purposes. Alex. Brown has acted as lead manager of two public offerings of SITEL's common stock and has acted as financial adviser to SITEL in connection with other matters. Alex. Brown regularly publishes research reports regarding the teleservicing industry and the businesses and securities of publicly owned companies in that industry. In the ordinary course of its business, Alex. Brown may actively trade the securities of SITEL for its own account and the account of its customers and, accordingly, may at any time hold a long or short position in securities of SITEL.

    Pursuant to a letter agreement dated May 6, 1996 (the "Engagement Letter"), SITEL engaged Alex. Brown to provide investment banking advice and services to SITEL in connection with SITEL's review and analysis of a potential business combination with Mitre. Alex. Brown will receive a fee upon consummation of the Transaction of $2,000,000 (the "Completion Fee"). In addition, SITEL agreed to pay Alex. Brown a fee of $400,000 in connection with the delivery of the Alex. Brown Opinion (the "Opinion Fee"). The Opinion Fee will be credited against the Completion Fee. SITEL also agreed to reimburse Alex. Brown for reasonable out-of-pocket expenses, including fees and disbursements of counsel, incurred by Alex. Brown in carrying out its duties under the Engagement Letter, and to indemnify Alex. Brown and certain related persons for certain liabilities to which it or they may be subjected in connection with Alex. Brown's engagement, including liabilities under the federal securities laws.

PRINCIPAL SHAREHOLDERS; SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth information as of June 28, 1996 with respect to the beneficial ownership of the SITEL Common Stock (i) by each person who is known by the Company to be the beneficial owner (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of more than five percent (5%) of the SITEL Common Stock, (ii) by each of the Company's executive officers and directors, and (iii) by all executive officers and directors of the Company as a group. The percentage figures set forth below do not give effect to the Transaction. See "THE TRANSACTION -- Effect Upon Existing Securityholders".

                                                                     AMOUNT AND
                                                                      NATURE OF
NAME AND ADDRESS OF                                                  BENEFICIAL      PERCENT OF
 BENEFICIAL OWNER (1)                                                 OWNERSHIP         CLASS
- ------------------------------------------------------------------  -------------  ---------------
James F. Lynch (2)................................................      7,670,930          38.3%
Pilgrim Baxter & Associates, Ltd. (3).............................      1,879,000           9.4
Matthew H. Gates (4)(5)(6)........................................      1,600,018           7.9
Edward R. Taylor (4)(5)...........................................        748,298           3.7
Michael P. May (4)(5).............................................        269,774           1.3
Nancy C. Noack (4)(5)(6)..........................................        252,080           1.3
George J. Kubat (5)(7)............................................         14,600             *
Kelvin C. Berens (5)..............................................         10,000             *
Vinod Gupta (5)...................................................          2,000             *
Bill L. Fairfield (5).............................................          2,000             *
Barry S. Major....................................................            300             *

All executive officers and directors as a group
 (9 persons) (3)(5)...............................................      7,829,812          38.8%
* Less than 1%.

- ------------------------

(1) The address of each executive officer and director is in care of the Company, 13215 Birch Street, Omaha, Nebraska 68164. The address of Matthew
    H. Gates, a former executive officer, is 15 Colleton River Drive, c/o Colleton River Plantation, Bluffton, South Carolina 29910. The address of Pilgrim Baxter & Associates, Ltd., an institutional holder, is 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087.

(2) Includes 3,660,930 shares owned by other stockholders over which Mr. Lynch exercises voting control pursuant to a Voting Agreement. The Voting Agreement grants Mr. Lynch the right to vote all shares of Common Stock held by the stockholders signatory thereto in the manner directed by Mr. Lynch (except as to certain shares held by an institutional investor, representing less than 1% of the outstanding shares, which may be voted by Mr. Lynch only with respect to the election of directors). Mr. Lynch acquires voting control over additional shares which are issued pursuant to the Company's stock option plans until such shares are sold by the holders thereof into the public market.

(3) Based on data available in 13F filings for the calendar quarter ended March 31, 1996.

(4) Except for shares which have been acquired by these persons in the public market (representing in the aggregate less than 1% of the outstanding shares), voting control over these shares is held by Mr. Lynch pursuant to a Voting Agreement.

(5) Includes the following shares which may be acquired under stock options which are exercisable currently or within 60 days: Mr. Gates -- 200,000; Mr. Taylor -- 48,298; Mr. May -- 79,604; Ms. Noack -- 2,062; Mr. Kubat -- 2,000;
    Mr. Berens -- 2,000; Mr. Gupta -- 2,000; and Mr. Fairfield -- 2,000.

(6) Includes 18 shares held by each of Ms. Noack and the spouse of Mr. Gates through an investment club of which they are members. Mr. Gates disclaims beneficial ownership of the shares owned by his spouse.

(7) Includes 3,000 shares owned by a partnership for members of Mr. Kubat's immediate family. Mr. Kubat shares investment power but disclaims beneficial ownership.

CERTAIN ARRANGEMENTS REGARDING THE DIRECTORS AND MANAGEMENT OF THE COMPANY FOLLOWING THE TRANSACTION

    Pursuant to the Share Purchase Agreement, the Company's Board of Directors, at its next annual meeting following Completion, must nominate Henk P. Kruithof as a member of the Company's Board of Directors, and must use all reasonable efforts to solicit proxies for the election of Mr. Kruithof to the Board of Directors until such time as Mr. Kruithof, directly or indirectly, beneficially owns, in the aggregate, less than 2.5 million of the outstanding shares of SITEL Common Stock, subject to adjustment for any stock splits or other reclassifications.

ACCOUNTING TREATMENT

    The Transaction will be accounted for using the pooling of interests method of accounting pursuant to APB 16. The pooling of interests method of accounting assumes that the combining companies have been combined from inception, and the historical financial statements for periods prior to consummation of the Transaction are restated as though the companies had been combined from inception. The restated financial statements are adjusted to conform to the accounting policies of SITEL.

    The obligations of the Company and the Mitre Selling Shareholders to consummate the Transaction are conditioned on receipt of letters from the principal accountants of each of the Company and Mitre, stating that the acquisition of the ordinary shares of Mitre will qualify as a pooling of interests transaction for accounting purposes.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The Company currently expects that the Transaction will be structured as a tax-free reorganization under US tax law in which 100% of the Mitre ordinary shares will be acquired by SITEL or an affiliate solely in exchange for voting stock of SITEL. As a consequence, the Company currently expects that the basis of the Mitre assets for US tax purposes will not be stepped up to fair market value following consummation of the Transaction. After consummation of the Transaction, Mitre is expected to be a controlled foreign corporation for US tax purposes.

REGULATORY FILINGS

    Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the rules promulgated thereunder, consummation of the Transaction is subject to the expiration or prior termination of a specified waiting period. A request for early termination of the waiting period under the HSR Act was granted on July 23, 1996. At any time before or after consummation of the Transaction, the Federal Trade Commission or the Antitrust Division of the Department of Justice or any third party could seek to delay, enjoin or rescind the Transaction on antitrust or other grounds. The Company believes that the Transaction would be in compliance with Federal antitrust laws, but there can be no assurance that a challenge, if made, would be unsuccessful. If such a challenge occurs or is threatened prior to consummation of the Transaction, such event could relieve the Company and the Mitre Selling Shareholders of their respective obligations to consummate the Transaction. See "THE SHARE PURCHASE AGREEMENT -- Conditions To Completion".

    Consummation of the Transaction is also subject to receipt of an unconditional waiver by the Panel on Take-overs and Mergers of the application of the City Code on Takeovers and Mergers and the Rules Governing Substantial Acquisitions of Shares to the Transaction. The waiver was received on June 28, 1996 and has not been withdrawn. If such waiver is revoked or is in any way not in full force and effect, the Company and the Mitre Selling Shareholders may be relieved of their respective obligations to consummate the Transaction. See "THE SHARE PURCHASE AGREEMENT -- Conditions To Completion".

EFFECT UPON EXISTING SECURITYHOLDERS

    The Transaction will result in a substantial increase in the number of shares of SITEL Common Stock outstanding. As a result, the voting power and percentage ownership interest in the Company of each of the Company's current stockholders will be immediately diluted upon consummation of the Transaction.

    Upon acquisition of the 9,170,553 shares of SITEL Common Stock to be issued pursuant to the Share Purchase Agreement, the Mitre Selling Shareholders, in the aggregate, will own approximately 26.5% of the outstanding shares of the SITEL Common Stock on a fully diluted basis (assuming exercise of all granted options and including shares issued as part of the NAFS acquisition and the shares issued to the Mitre Selling Shareholders). Mr. Kruithof will own, directly or indirectly, 5,267,167 shares, or approximately 15.2% of the outstanding shares of SITEL Common Stock on a fully diluted basis after the Transaction, and will be the Company's largest single stockholder. The Share Purchase Agreement also provides that the Company will nominate Mr. Kruithof to SITEL's Board of Directors at the next annual meeting and in the future so long as Mr. Kruithof holds, directly or indirectly, at least 2,500,000 shares of SITEL Common Stock. As a result of the Transaction, Mr. Kruithof individually and the Mitre Selling Shareholders collectively will be able to exert significant influence over the determination of the Company's corporate actions.

    As of July 8, 1996, Mr. Lynch beneficially owned (directly or through a voting agreement granting him the right to vote the affected shares) 7,670,930 shares, or approximately 38% of the outstanding SITEL Common Stock. As a result of such voting concentration, Mr. Lynch has had the ability to effectively control most matters requiring approval by the Company's stockholders, including the election of directors. The Transaction, if completed, will result in an immediate dilution of Mr. Lynch's voting control to approximately 26%. While Mr. Lynch will continue to be able to exert significant influence over the determination of the Company's corporate actions, the voting concentration which the Mitre Selling Shareholders will have if the Transaction is completed means that Mr. Lynch individually will no longer be able to effectively control most matters requiring stockholder approval. If, however, the Mitre Selling Shareholders, or Mr. Kruithof in particular, were to vote with Mr. Lynch on certain stockholder matters, then they collectively should be able to control such matters, which may have the effect of delaying or preventing a change in control of the Company.

NO APPRAISAL RIGHTS

    Section 302A.471 of the Minnesota Business Corporation Act (the "MBCA") generally provides that a shareholder of a corporation is entitled to dissent from, and to obtain payment for the fair value of the shareholder's shares in the event of, an amendment to the articles of incorporation of the corporation that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder, a sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, certain plans of merger or exchange, or any other corporate action taken pursuant to a shareholder vote with respect to which the articles of incorporation, bylaws, or a corporate board resolution directs that dissenting shareholders may obtain payment for their shares. Because the Transaction will not involve any of the foregoing corporate events, shareholders of the Company will not be entitled to exercise any dissenters' rights under the MBCA with respect to the Transaction.

                          THE SHARE PURCHASE AGREEMENT

    THE FOLLOWING DESCRIPTION OF THE SHARE PURCHASE AGREEMENT DOES NOT PURPORT TO BE COMPLETE, AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE TEXT OF THE SHARE PURCHASE AGREEMENT, WHICH IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A AND INCORPORATED HEREIN BY REFERENCE. ALL STOCKHOLDERS ARE URGED TO READ THE SHARE PURCHASE AGREEMENT IN ITS ENTIRETY.

THE PURCHASE

    The Share Purchase Agreement provides that, subject to the approval of the Share Purchase Agreement by the stockholders of the Company and the satisfaction or waiver of certain other conditions to Completion, the Company has agreed to issue 9,170,553 shares of SITEL Common Stock to the Mitre Selling Shareholders in exchange for 100% of the ordinary shares of Mitre.

COMPLETION

    It is currently anticipated that Completion will occur as soon as practicable after satisfaction or waiver of all conditions to Completion contemplated by the Share Purchase Agreement, including the condition that the stockholders of the Company approve the Share Purchase Agreement and the Transaction. Completion is expected to occur on the date of the Special Meeting, or as soon thereafter as practicable. See "THE SHARE PURCHASE AGREEMENT -- Conditions to Completion".

ESCROW ACCOUNT

    The Share Purchase Agreement provides that, at Completion, 10% of the shares of the SITEL Common Stock to be issued to the Mitre Selling Shareholders will be delivered by the Company to an escrow agent for deposit in accordance with the terms of the Escrow Agreement (as defined below). See "CERTAIN ANCILLARY AGREEMENTS AND DOCUMENTS -- Escrow Agreement".

WARRANTIES

    The Share Purchase Agreement includes various warranties of the Company and the Mitre Selling Shareholders. The warranties of the Mitre Selling Shareholders relate to, among other things: (i) due organization and good standing of Mitre,
(ii) authority of the Mitre Selling Shareholders to enter into the Share Purchase Agreement, (iii) enforceability of the Share Purchase Agreement, (iv) governmental authorization, (v) non-contravention, (vi) capitalization of Mitre,
(vii) beneficial ownership of the Mitre shares, (viii) due organization of the subsidiaries of Mitre, (ix) accuracy of financial statements and management accounts, (x) absence of certain changes, (xi) absence of undisclosed material liabilities, (xii) related party transactions, (xiii) contracts with clients and other material contracts, (xiv) absence of litigation, (xv) compliance with laws and other instruments, (xvi) properties, (xvii) intellectual property, (xviii) insurance coverage, (xix) licenses and permits, (xx) absence of finders' fees,
(xxi) certain environmental matters, (xxii) investment intent, (xxiii) competition and fair trading laws, (xxiv) records and software and business contracts, and (xxv) certain director, employee and pension matters.

    The warranties of the Company relate to, among other things: (i) due organization and good standing of the Company, (ii) corporate power and authority, (iii) enforceability of the Share Purchase Agreement, (iv) governmental authorization, (v) non-contravention, (vi) finders' fees, (vii) authorization and issuance of SITEL Common Stock, and (viii) filings with the Securities and Exchange Commission.

COVENANTS

    The Share Purchase Agreement contains additional covenants and agreements of both SITEL and the Mitre Selling Shareholders. During the period from the date of the Share Purchase Agreement until the date of Completion, the Company will, among other things, (i) permit the Mitre Selling Shareholders reasonable access to the Company's records; and (ii) cause Mr. Kruithof to be nominated as a member of the Company's Board of Directors, and use all reasonable efforts to solicit proxies for Mr. Kruithof's election.

    Additionally, each of the Company and the Mitre Selling Shareholders will, among other things, (i) use their best efforts to consummate the Transaction as promptly as practicable; (ii) cooperate with one another in obtaining any government action, filing or approval required in connection with consummation of the Transaction; and (iii) make any required filing under the HSR Act as promptly as practicable.

    During the period from the date of the Share Purchase Agreement until the date of Completion, the Mitre Selling Shareholders will procure that Mitre and each of its subsidiaries shall, among other things, conduct their respective businesses in the ordinary and usual course, and that none of Mitre or its subsidiaries will, without the written consent of SITEL, take certain actions which (i) impact the value of the Mitre ordinary shares, (ii) are outside the ordinary course of business, or (iii) are inconsistent with the Share Purchase Agreement. Additionally, the Mitre Selling Shareholders will, among other things, (i) refrain from granting proxies or entering into agreements with respect to the voting of Mitre ordinary shares; (ii) redeem all outstanding preferred shares of Mitre and certain of its subsidiaries; (iii) cause to be terminated any shareholder agreements other than employment and consultancy arrangements in the ordinary course of business; (iv) enter into stay bonus arrangements with approximately 50 Mitre employees (none of whom are Mitre shareholders) that call for payment of approximately $4.0 million over three years; and (v) enter into employment agreements with certain management employees of Mitre.

CONDITIONS TO COMPLETION

    Pursuant to the Share Purchase Agreement, the obligations of the Company and Mitre Selling Shareholders to consummate the Transaction are subject to the approval of the Company's stockholders and the satisfaction of certain other conditions, including, but not limited to: (i) execution of the Registration Rights Agreement (as defined below); (ii) execution of the Tax Covenant (as defined below); (iii) the receipt of accountants' letters stating that the Transaction may be accounted for as a pooling of interests; (iv) expiration of the waiting period under the HSR Act; (v) the Mitre Selling Shareholders' receipt of unconditional clearance from the Board of the Inland Revenue in respect of the application pursuant to Section 138 Taxation of Chargeable Gains Act 1992; and (vi) the Company receiving an unconditional waiver from the Panel on Takeovers and Mergers.

    The obligation of the Company to consummate the Transaction is subject to the satisfaction of further conditions, including, but not limited to: (i) the Mitre Selling Shareholders' performance of their covenants; (ii) the absence of a breach of the warranties of the Mitre Selling Shareholders; (iii) execution of the Investor Letter (as defined below); (iv) the receipt of all consents and approvals relating to client contracts; (v) absence of certain legal proceedings; (vi) the receipt of requested documents; and (vii) the receipt of the written consent of General Motors Acceptance Corporation ("GMAC"), a significant client of Mitre, to the Transaction.

    The obligation of the Mitre Selling Shareholders to consummate the Transaction is subject to the satisfaction of further conditions, including, but not limited to, the Company performing its covenants, and the absence of a breach of the Company's warranties.

SURVIVAL AND INDEMNIFICATION

    The Share Purchase Agreement provides that, in order to enforce its rights under the warranties, the Company must give notice of a breach of any warranty within two years after Completion and that the Company must commence proceedings based upon any such breach within 30 months after Completion. Notice must be given of any breach of the Tax Covenant within six years after Completion.

    The Mitre Selling Shareholders will be liable in respect of any claim under the warranties or the Tax Covenant only to the extent that their aggregate cumulative liability exceeds L1 million up to a total aggregate amount of $25 million with certain limitations applying to liability under the Tax Covenant. The Company may not make any claim under the warranties or the Tax Covenant unless the sum claimed exceeds L1,000, and claims for sums less than L1,000 will not be counted towards the

L1 million. Each Mitre Selling Shareholder's liability for breach of the warranties or under the Tax Covenant is limited to the proportion which the Mitre ordinary shares to be sold by such Mitre Selling Shareholder bears to the total number of Mitre ordinary shares to be sold under the Share Purchase Agreement. The liability of the Mitre Selling Shareholders shall be reduced by the value of certain recoveries actually received by the Company. The Company, Mitre or any subsidiary must reimburse the Mitre Selling Shareholders for any such recoveries following indemnification. The Mitre Selling Shareholders' liability will be adjusted appropriately for changes in legislation or if payment of a claim reduces tax liability.

    The Mitre Selling Shareholders are not subject to liability under the warranties in respect of any matter disclosed in the disclosure letter which refers to the Share Purchase Agreement (the "Disclosure Letter") unless otherwise indicated in the Disclosure Letter.

TERMINATION

    The  Share Purchase  Agreement may  be terminated at  any time  prior to the
Completion: (i) by mutual written agreement of the Company and the Seller Representative (as defined below); (ii) by either the Company or the Seller Representative if the Completion shall not have been consummated on or before December 31, 1996; (iii) by either the Company or the Seller Representative if there shall be any law or regulation that makes consummation of the transactions contemplated thereby illegal or otherwise prohibited or if consummation of the transactions contemplated thereby would violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction; or (iv) by either the Company or the Seller Representative if the Company shall not have received an unconditional waiver to the Transaction from the Panel on Takeovers and Mergers of the application of the City Code on Mergers.

    If the Share Purchase Agreement is terminated as permitted by its terms, termination will be without liability of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to any other party to the Share Purchase Agreement; provided that (i) if such termination results from any Mitre Selling Shareholder's willful failure to fulfill a condition to Completion, failure to perform a covenant or breach of any warranty, the Mitre Selling Shareholders will be jointly and severally liable (in the appropriate proportions) for any and all damages incurred or suffered by the Company (except to the extent that such termination results from such Mitre Selling Shareholder's willful breach of the warranties, in which case such Mitre Selling Shareholder will be fully and severally liable for any and all damages incurred or suffered by the Company as a result of such breach); and
(ii) if such termination results from the willful failure of the Company to fulfill a condition to Completion, failure to perform a covenant or breach of any warranty, the Company will be fully liable for any and all damages incurred or suffered by Mitre Selling Shareholders.

AMENDMENTS AND WAIVERS

    Any provision of the Share Purchase Agreement may be amended or waived prior to Completion if such amendment or waiver is in writing and signed. No failure or delay by any party in exercising any right, power or privilege in the Share Purchase Agreement will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

EXPENSES

    Except as otherwise provided in the Share Purchase Agreement, all costs and expenses incurred in connection with the Share Purchase Agreement, including legal and accountancy costs and the cost of filing pursuant to the HSR Act, will be paid by the Company; provided, however, that if the Share Purchase Agreement is terminated for any reason prior to Completion, such costs and expenses will be paid by the party incurring such cost or expense, except as otherwise provided in the Share Purchase Agreement.

GOVERNING LAW

    The Share Purchase Agreement is to be governed by and construed in accordance with the laws of England and Wales, and the parties to the Share Purchase Agreement have submitted to the exclusive jurisdiction of the English courts.

SELLER REPRESENTATIVE

    The Mitre Selling Shareholders have agreed to the designation of a representative (the "Seller Representative") whose determinations and actions pursuant to the Share Purchase Agreement will be conclusive and binding on each Mitre Selling Shareholder. There will be only one Seller Representative at any given time, and the conclusive and binding nature of the determinations or actions of a Seller Representative will not be affected by the determinations or actions of any subsequent Seller Representative. The Seller Representative will be Mr. Kruithof or any other Mitre Selling Shareholder who is designated and identified to the Company pursuant to the terms of the Share Purchase Agreement.

REGISTRATION RIGHTS

    The shares of SITEL Common Stock to be issued to the Mitre Selling Shareholders will not be registered with the Securities and Exchange Commission; however, the Company has agreed that, upon the request of the Mitre Selling Shareholders, the Company will register for public sale under the Securities Act of 1933 a part not to exceed, with respect to any individual Mitre Selling Shareholder, 30% of the SITEL Common Stock beneficially owned by such Mitre Selling Shareholder pursuant to the Share Purchase Agreement. See "CERTAIN ANCILLARY AGREEMENTS AND DOCUMENTS -- Registration Rights Agreement".

TAX COVENANT

    Pursuant to the Share Purchase Agreement, the Mitre Selling Shareholders have agreed to enter into a deed of covenant with the Company (the "Tax Covenant"), whereby the Mitre Selling Shareholders jointly and severally covenant to indemnify the Company for certain tax liabilities arising prior to consummation of the Transaction. The rights of the Company in respect of breach or non-fulfillment of the Tax Covenant will survive for six years from the date of Completion. Execution of the Tax Covenant is a condition to the obligations of the Company and the Mitre Selling Shareholders to consummate the Transaction. See "CERTAIN ANCILLARY AGREEMENTS AND DOCUMENTS -- Tax Covenant".

                   CERTAIN ANCILLARY AGREEMENTS AND DOCUMENTS

REGISTRATION RIGHTS AGREEMENT

    The Company and the Mitre Selling Shareholders have agreed, pursuant to the Share Purchase Agreement, to enter into a separate Registration Rights Agreement (the "Registration Rights Agreement") prior to the Completion. Execution of the Registration Rights Agreement is a condition to the obligations of the Company and the Mitre Selling Shareholders to consummate the Transaction.

    Pursuant to the Registration Rights Agreement, the Company will, upon the request of the Mitre Selling Shareholders, register for public sale under the Securities Act of 1933 a part not to exceed, with respect to any individual Mitre Selling Shareholder, 30% of the SITEL Common Stock beneficially owned by such Mitre Selling Shareholder pursuant to the Share Purchase Agreement.

    The Company is only obligated to effect one such registration and has no obligation to effect any such registration until after six months from the Completion. If the Company determines to register any of its securities either for its own account or the account of other securityholders, the Company is required, under certain circumstances, to include in such registration such shares of SITEL Common Stock as the Mitre Selling Shareholders shall request.

    The Company is obligated to bear all expenses incurred by it in connection with any registration effected pursuant to the terms of the Registration Rights Agreement, except underwriting fees, discounts and commissions applicable to the sale of securities by the Mitre Selling Shareholders and certain of the Mitre Selling Shareholders' out-of-pocket expenses, including legal fees and expenses and any fees and expenses of underwriters' counsel to the extent not paid for by underwriters. The Registration Rights Agreement contains certain provisions requiring, under certain circumstances, the Company to indemnify the Mitre Selling Shareholders and certain persons affiliated with the Mitre Selling Shareholders, and the Mitre Selling Shareholders to indemnify the Company and certain persons affiliated with the Company, against certain liabilities arising out of or incident to a registration effected pursuant to the terms of the Registration Rights Agreement.

ESCROW AGREEMENT

    The Company and the Mitre Selling Shareholders have agreed, pursuant to the Share Purchase Agreement, to enter into a separate Escrow Agreement in substantially the form attached as Exhibit B to the Share Purchase Agreement (the "Escrow Agreement") prior to the Completion. Execution of the Escrow Agreement is a condition to the obligations of the Company and the Mitre Selling Shareholders to consummate the Transaction.

    Pursuant to the Escrow Agreement, the Company will hold back and deposit into an account (the "Escrow Account") with an escrow agent a certain number of the shares of SITEL Common Stock payable to each Mitre Selling Shareholder as the purchase consideration for the Transaction (the "Escrow Shares"). The amount of the holdback purchase consideration will be, with respect to each Mitre Selling Stockholder, that number of shares of SITEL Common Stock representing 10% of the number of shares of SITEL Common Stock payable to such Mitre Selling Shareholder as purchase consideration pursuant to the Share Purchase Agreement.

    The Mitre Selling Shareholders will be the owners of the Escrow Shares for tax purposes, and all dividends paid with respect to the Escrow Shares will be beneficially owned by, and distributed currently to, the Mitre Selling Shareholders. The Mitre Selling Shareholders will have the right to vote, and to give consents, ratifications and waivers with respect to, the Escrow Shares.

    In the event that the Company has a claim against the Mitre Selling Stockholders for any breach of warranties, covenants or other agreements, including the Tax Covenant, pursuant to the Share Purchase Agreement, the Company may initially seek recovery against the Mitre Selling Shareholders. Additionally, the Company may seek recovery from the Escrow Account pursuant to the Escrow Agreement.

    In accordance with the terms of the Escrow Agreement, the Escrow Account will expire on the earlier of (i) the first anniversary of Completion, and (ii) completion of the first combined audit of the Company and Mitre.

INVESTOR LETTER

    Prior to Completion, as a condition to the Company's obligation to consummate the Transaction, each Mitre Selling Shareholder must execute an Investor Letter in substantially the form attached as Exhibit C to the Share Purchase Agreement (the "Investor Letter"). Pursuant to the Investor Letter, each Mitre Selling Shareholder will, among other things, (i) acknowledge receipt of such information necessary to his investment decision in respect of the
Transaction; (ii) represent that he is purchasing the shares of SITEL Common Stock in a private placement for his own account and for investment purposes;
(iii) represent himself to have sufficient knowledge and experience in business matters to evaluate the risks of investing in the SITEL Common Stock; and (iv) agree not to transfer the shares of SITEL Common Stock acquired pursuant to the Transaction within three years after such acquisition, except (x) in compliance with the Registration Rights Agreement, or (y) in a transaction (A) which does not require registration of the shares of SITEL Common Stock under the Securities Act of 1933 or any applicable US state laws and regulations governing the offer and sale of securities, and (B) in respect of which the Mitre Selling Shareholder has furnished a legal opinion to the effect that no such registration is necessary.

TAX COVENANT

    Pursuant to the Share Purchase Agreement, the Mitre Selling Shareholders have agreed to enter a Tax Covenant with the Company, whereby the Mitre Selling Shareholders jointly and severally covenant to indemnify the Company for certain tax liabilities of Mitre and its subsidiaries arising prior to consummation of the Transaction, including liabilities arising in respect of income, profits or gains earned on or before Completion. Specifically excluded from the Tax Covenant are (i) tax liabilities for which provision or reserve has been made in Mitre's financial statements or management accounts and (ii) tax liabilities arising in the ordinary course of business of Mitre or the relevant subsidiary of Mitre.

    The Company's right to recover under both the Share Purchase Agreement warranties and the Tax Covenant is limited to $25 million in the aggregate, provided that the Company may not recover under the Tax Covenant during the period commencing three years from the date of Completion and ending six years after the date of Completion any sum in excess of $2 million in the aggregate.

    The rights of the Company in respect of breach or non-fulfillment of the Tax Covenant will survive for six years from the date of Completion. Execution of the Tax Covenant is a condition to the obligations of the Company and the Mitre Selling Shareholders to consummate the Transaction.

                               SITEL CORPORATION
                      SELECTED CONSOLIDATED FINANCIAL DATA

    The following selected consolidated financial data of the Company are qualified by reference to and should be read in conjunction with "SITEL Management's Discussion and Analysis of Financial Condition and Results of Operations" and with the Company's consolidated financial statements and notes thereto included elsewhere in this Proxy Statement. The selected financial data presented below as of and for each of the years in the five-year period ended May 31, 1995 are derived from the Company's financial statements which have been audited by Coopers & Lybrand L.L.P. The selected financial data as of and for the nine months ended February 28, 1995 and February 29, 1996 are derived from the Company's unaudited financial statements and include, in the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the financial position and results of operations for such periods.

                                                                                           NINE MONTHS ENDED
                                           FISCAL YEARS ENDED MAY 31,                 ---------------------------
                              -----------------------------------------------------   FEBRUARY 28,   FEBRUARY 29,
                               1991     1992       1993        1994        1995           1995           1996
                              -------  -------  -----------   -------  ------------   ------------   ------------
                                                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
STATEMENT OF OPERATIONS
DATA:
Revenues....................  $29,422  $31,824  $55,498       $68,855  $101,378          $72,185        $98,861
Operating expenses..........
  Cost of services..........   17,328   17,849   31,553        37,052    55,054           39,630         52,951
  Division selling, general
   and administrative
   expenses.................    8,693    9,942   17,847        23,810    32,979           23,287         31,485
  Corporate general and
   administrative
   expenses.................    2,225    3,064    3,664         5,567     6,160            4,663          5,170
  Special compensation
   expense..................       --       --       --            --    34,585(a)        34,585             --
                              -------  -------  -----------   -------  ------------   ------------   ------------
  Operating income (loss)...    1,176      969    2,434         2,426   (27,400)(b)      (29,980)(b)      9,255
Interest income (expense),
  net.......................     (182)    (256)    (757)         (538)     (702)            (504)           473
Other income................       18      279      106         1,371       399              292             60
                              -------  -------  -----------   -------  ------------   ------------   ------------
  Income (loss) before
   income taxes and
   cumulative effect of
   accounting change........    1,012      992    1,783         3,259   (27,703)         (30,192)         9,788
Income tax expense
(benefit)...................      306      258      575           391    (9,603)         (10,484)         3,466
Cumulative effect of
  accounting change(c)......       --      354       --            --        --               --             --
                              -------  -------  -----------   -------  ------------   ------------   ------------
  Net income (loss).........  $   706  $ 1,088  $ 1,208       $ 2,868  ($18,100)(b)     ($19,708)(b)   $  6,322
                              -------  -------  -----------   -------  ------------   ------------   ------------
                              -------  -------  -----------   -------  ------------   ------------   ------------
Per common share:
  Earnings (loss) per common
   and common equivalent
   share....................  $  0.05  $  0.07  $  0.07       $  0.17    ($1.05)(b)       ($1.15)(b)   $   0.30
                              -------  -------  -----------   -------  ------------   ------------   ------------
                              -------  -------  -----------   -------  ------------   ------------   ------------
  Weighted average common
   and common equivalent
   shares outstanding.......   15,262   15,264   16,600        17,207    17,207           17,207         21,111

BALANCE SHEET DATA:
Working capital (deficit)...  $ 2,097  $ 1,011      ($2)      $ 2,485  $  4,644         $  3,506       $ 66,855
Total assets................    9,141    9,840   23,457        24,283    45,967           42,374        115,087
Long-term debt, net of
  current portion(d)........    1,357    1,387    3,650         3,364     2,885            4,108            129
Stockholders' equity........    1,978    3,068    5,859         8,510    24,843           23,297        101,114

- ------------------------------
(a) Represents a non-recurring, non-cash compensation expense of $34.6 million incurred in February 1995 resulting from the grant of stock options with an exercise price of $0.01 per share to 265 employees of the Company to replace stock appreciation rights previously granted under the Company's Employee Equity Benefit Plan and previously granted stock options.

(b) Excluding the special compensation expense and a one-time forgiveness of $528,000 owed by two stockholders, operating income, net income and net income per share would have been $7.6 million, $5.2 million and $0.30, respectively, for the year ended May 31, 1995 and operating income, net income and net income per share would have been $5.1 million, $3.5 million and $0.20, respectively, for the nine months ended February 28, 1995.

(c) During fiscal 1992, the Company changed its method of accounting for income taxes.

(d) Includes note payable to related party.

                       SITEL MANAGEMENT'S DISCUSSION AND
                        ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

OVERVIEW

    SITEL was founded in 1985 by its Chief Executive Officer, James F. Lynch. From its inception, the Company has focused on clients in the insurance and financial services industries. In October 1992, SITEL acquired May Telemarketing, Inc., which primarily served companies in the telecommunications and publishing industries. The Company formed its first industry group in fiscal 1992 when it separated its insurance activities into a separate division. After realizing the important competitive advantages created by this divisional structure, the Company decided to organize its other operations into four additional divisions. Each division operates autonomously and has its own management team and call and data management systems.

    Four of these divisions focus on specific industries. To take advantage of economies of scale, the fifth division historically handled the Company's inbound teleservicing activities. In recent years as the amount of revenues from inbound customer service applications has increased, these inbound activities have been moved into the appropriate industry-focused division. Today, the fifth division, called Client Services, handles those activities which do not fit in one of the industry groups, including new initiatives the Company is seeking to develop into additional industry groups.

    As a result of this divisional structure, the Company has made significant investments in divisional management personnel, systems and facilities. While the Company was first implementing this structure in fiscal 1994, operating income as a percentage of revenues declined as a result of these additional expenses. Having fully implemented its divisional reorganization during fiscal 1994, the Company increased its operating margin for fiscal 1995 to 7.6% of revenues (excluding the non-recurring, non-cash special compensation expense and the one-time forgiveness of amounts owed by two stockholders incurred in February 1995) from 3.5% of revenues in fiscal 1994. Operating margins in the first nine months of fiscal 1996 increased to 9.4% of revenues from 7.1% of revenues (excluding the non-recurring non-cash special compensation expense and the one-time forgiveness of amounts owed by two stockholders incurred in February 1995) in the first nine months of fiscal 1995. The increase in operating margins is primarily due to the Company's ability to increase revenues without a commensurate percentage increase in divisional or corporate overhead.

    Remote operation sites ("ROPS") are third-party operated facilities that service a portion of SITEL's outbound teleservicing activities. The Company has used ROPS as a method of temporarily expanding capacity without increasing fixed costs. In fiscal 1993, SITEL decided to focus on expanding its workstation capacity through Company-operated facilities. As a result, the percentage of revenues from teleservicing conducted by ROPS has steadily declined since fiscal 1993. This decline has been a factor in decreasing SITEL's cost of services as a percentage of revenues from fiscal 1993 levels since ROPS typically provide services at a higher cost than the Company would incur through its own facilities.

    The Company has experienced and expects to continue to experience quarterly variations in revenues from its largest clients. These variations relate primarily to the timing and duration of clients' telephone-based customer service programs and to the addition of new clients.

    In fiscal 1995, the Company incurred a non-recurring, non-cash special compensation expense of $34.6 million resulting from the grant of stock options with an exercise price of $.01 per share to 265 employees of the Company to replace stock appreciation rights previously granted under the Company's
Employee Equity Benefit Plan and previously granted stock options. This compensation expense also resulted in a deferred tax benefit of $11.8 million to the Company which will be available to reduce future income taxes.

    Through fiscal 1994, the Company's effective income tax rate was less than the 34% statutory US rate primarily as the result of state income tax credits earned in Nebraska under a job creation and investment incentive program. In fiscal 1995 and in the first nine months of fiscal 1996, the effective tax rate was 35%. As the Company has opened new facilities in states or countries without job or investment tax credits or in states or countries with corporate income taxes, its effective tax rate will continue to increase.

    The Company expects to account for the Transaction and the acquisition of NAFS as a pooling of interests and the acquisition of Teleaction as a purchase for financial reporting purposes. The resulting goodwill arising from the acquisition of Teleaction, estimated to be $23.5 million, will be amortized on a straightline basis over 25 years. However, goodwill will be increased by the amount of any future contingent payment made if certain profitability targets are achieved by Teleaction during the two years following the closing. The Company consummated the acquisition of Teleaction on June 12, 1996.

RESULTS OF OPERATIONS

    The following table sets forth statement of operations data as a percentage of revenues for the periods indicated.

                                                                                                   NINE MONTHS ENDED
                                                            FISCAL YEARS ENDED MAY 31,        ----------------------------
                                                       -------------------------------------  FEBRUARY 28,   FEBRUARY 29,
                                                          1993         1994         1995          1995           1996
                                                       -----------  -----------  -----------  -------------  -------------
Revenues.............................................      100.0%       100.0%       100.0%        100.0%         100.0%
Operating expenses:
  Cost of services...................................       56.9         53.8         54.3          54.9           53.6
  Division selling, general and administrative
   expenses..........................................       32.2         34.6         32.5          32.3           31.8
  Corporate general and administrative expenses......        6.5          8.1          6.1           6.5            5.2
  Special compensation expense.......................         --           --         34.1          47.8             --
                                                           -----        -----        -----         -----          -----
    Operating income (loss)..........................        4.4          3.5        (27.0)        (41.5)           9.4
Interest (expense), net..............................       (1.4)        (0.8)        (0.7)         (0.7)           0.5
Other income.........................................        0.2          2.0          0.4           0.4             --
                                                           -----        -----        -----         -----          -----
    Income (loss) before income taxes................        3.2          4.7        (27.3)        (41.8)           9.9
Income tax expense (benefit).........................        1.0          0.5         (9.5)        (14.5)           3.5
                                                           -----        -----        -----         -----          -----
    Net income (loss)................................        2.2%         4.2%       (17.8)%       (27.3)%          6.4%
                                                           -----        -----        -----         -----          -----
                                                           -----        -----        -----         -----          -----

NINE MONTHS ENDED FEBRUARY 29, 1996 COMPARED TO NINE MONTHS ENDED FEBRUARY 28, 1995

    REVENUES. Revenues increased $26.7 million, or 37.0%, to $98.9 million in the first nine months of fiscal 1996 from $72.2 million in the comparable period of fiscal 1995. Of this increase, $8.3 million was attributable to services initiated for new clients and $18.4 million to higher revenues from existing clients. Revenues from existing clients increased 25.5% in the first nine months of fiscal 1996 over the comparable period of fiscal 1995 primarily as a result of higher calling volumes rather than higher rates.

    COST OF SERVICES. Cost of services represents labor and telephone expenses directly related to teleservicing activities. As a percentage of revenues, cost of services decreased to 53.6% in the first nine months of fiscal 1996 from 54.9% in the comparable period of fiscal 1995. The majority of this decrease related to lower direct labor costs for service representatives hired for new operations outside of the Omaha labor market with lower prevailing hourly wage rates. In addition to the decreased labor costs, the Company received a one-time set-up fee reimbursement from a client during the third quarter of fiscal 1996.

    DIVISION SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Division selling, general and administrative expenses include all expenses which directly support divisional operations such as management salaries, facilities expenses, equipment depreciation, marketing activities and client support services. These expenses increased $8.2 million, or 35.2%, to $31.5 million in the first nine months of fiscal 1996 from $23.3 million in the comparable period of fiscal 1995. This increase was primarily the result of the addition of administrative staff, system and facilities expenses for new operations opened during the first nine months of fiscal 1996 to support the Company's higher calling volumes. As a percentage of revenues, these expenses decreased to 31.8% in the first nine months of 1996 from 32.3% for the comparable period of fiscal 1995 because the Company did not require a commensurate increase in overhead to support its increased volume of business.

    CORPORATE GENERAL AND ADMINISTRATIVE EXPENSES. Corporate general and administrative expenses represent the cost of central services the Company provides to support and manage its divisional activities. These expenses include senior corporate management, accounting and payroll, general administration, human resources management and legal services. Corporate general and administrative expenses increased $507,000, or 10.9%, to $5.2 million in the first nine months of fiscal 1996 from $4.7 million in the comparable period of fiscal 1995. As a percentage of revenues, these expenses decreased to 5.2% in the first nine months of fiscal 1996 from 6.5% in the comparable period of fiscal 1995. This decrease was attributable to an increase in revenues without a commensurate increase in corporate overhead.

    SPECIAL COMPENSATION EXPENSE. In February 1995, the Company incurred a non-recurring, non-cash compensation expense of $34.6 million. This resulted from the grant of stock options with an exercise price of $0.01 per share to 265 employees of the Company to replace stock appreciation rights previously granted under the Company's Employee Equity Benefit Plan and previously granted stock options.

    OPERATING INCOME. Excluding the non-recurring, special compensation expense and the one-time forgiveness of $528,040 owed by two stockholders, operating income increased $4.1 million, or 80.3%, to $9.3 million in the first nine months of fiscal 1996 from $5.1 million in the comparable period of fiscal 1995. As a percentage of revenues, operating income (excluding the non-recurring special compensation expense and the amount forgiven) increased to 9.4% in the first nine months of fiscal 1996 from 7.1% in the comparable period of fiscal 1995 primarily due to an increase in revenues without a commensurate increase in divisional or corporate overhead. Primarily as a result of the non-recurring, special compensation expense, the Company reported an operating loss of $30.0 million in the first nine months of fiscal 1995.

    OTHER INCOME AND EXPENSE. Other income and expense includes interest income, interest expense and other items of income and expense that cannot be attributed to a particular division. Other income and expense increased by $745,000 to $533,000 in the third quarter of fiscal 1996 from a $212,000 expense in the comparable period of fiscal 1995. The primary reason for the change related to interest income. From the proceeds of the public offerings, debt was paid, and the remainder was invested; thus interest expense has been reduced and interest income has increased.

    NET INCOME. Primarily as a result of the non-recurring, special compensation expense and the one-time forgiveness of $528,040 owed by two stockholders, the Company reported a net loss of $19.7 million in the first nine months of fiscal 1995 compared to net income of $6.3 million in the comparable period of fiscal 1996. Excluding the non-recurring, special compensation expense and the amount forgiven, net income increased $2.8 million, or 82.3%, to $6.3 million in the first nine months of fiscal 1996 from $3.5 million in the comparable period of fiscal 1995 and increased to 6.4% of revenues from 5.1% of revenues.

FISCAL 1995 COMPARED TO FISCAL 1994

    REVENUES. Revenues increased $32.5 million, or 47.2%, to $101.4 million in fiscal 1995 from $68.9 million in fiscal 1994. Of this increase, $20.2 million was attributable to services initiated for new clients and $12.3 million to higher revenues from existing clients. Revenues from existing clients increased 17.9% in fiscal 1995 over fiscal 1994 primarily as a result of higher calling volumes rather than higher rates.

    COST OF SERVICES. As a percentage of revenues, cost of services increased to 54.3% in fiscal 1995 from 53.8% in fiscal 1994. This increase was primarily attributable to certain higher margin programs that represented a higher percentage of total revenues in fiscal 1994 than in fiscal 1995 and, to a lesser extent, higher direct labor costs for service representatives in Omaha hired to support the Company's overall increased calling volumes. As the Company expands its calling volumes, it expects to continue to locate new operations outside of Omaha in order to take advantage of lower prevailing hourly wage rates for service representatives.

    DIVISION SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Division selling, general and administrative expenses increased $9.2 million, or 38.5%, to $33.0 million in fiscal 1995 from $23.8 million in fiscal 1994 primarily as a result of increased expenses attributable to new facilities as well as additional staff to support the Company's higher calling volumes in fiscal 1995. As a percentage of revenues, however, these expenses decreased to 32.5% in fiscal 1995 from 34.6% in fiscal 1994. This percentage decrease was directly attributable to increased revenues in all divisions without a commensurate increase in divisional expenses.

    CORPORATE GENERAL AND ADMINISTRATIVE EXPENSES. Corporate general and administrative expenses increased $592,000, or 10.6%, to $6.2 million in fiscal 1995 from $5.6 million in fiscal 1994. Of this increase, $528,000 was due to a one-time forgiveness of amounts due by two stockholders. As a percentage of revenues, however, these expenses decreased to 6.1% in fiscal 1995 from 8.1% in fiscal 1994 because the Company did not require a commensurate level of corporate overhead to support its increased volume of business.

    SPECIAL COMPENSATION EXPENSE. In February 1995, the Company incurred a non-recurring, non-cash compensation expense of $34.6 million. This resulted from the grant of stock options with an exercise price of $0.01 per share to 265 employees of the Company to replace stock appreciation rights previously granted under the Company's Employee Equity Benefit Plan and previously granted stock options.

    OPERATING INCOME. Excluding the non-recurring, special compensation expense and the one-time forgiveness of $528,000 owed by two stockholders, operating income would have increased $5.2 million, or 216.7%, to $7.6 million in fiscal 1995 from $2.4 million in fiscal 1994. As a percentage of revenues, operating income (excluding the non-recurring special compensation expense and the amount forgiven) would have increased to 7.6% in fiscal 1995 from 3.5% in fiscal 1994 primarily due to an increase in revenues without a commensurate increase in divisional or corporate overhead. Primarily as a result of the non-recurring, special compensation expense, the Company reported an operating loss of $27.4 million in fiscal 1995.

    INTEREST EXPENSE, NET. Net interest expense increased slightly to $702,000 or 0.7% of revenues, in fiscal 1995 from $538,000, or 0.8% of revenues, in fiscal 1994.

    OTHER INCOME. Other income decreased to $399,000, or 0.4% of revenues, in fiscal 1995 from $1.4 million, or 2.0% of revenues, in fiscal 1994. This decrease was primarily attributable to a one-time $985,000 payment in fiscal 1994 from a client in connection with the client's decision to perform its teleservicing services internally.

    NET INCOME. Primarily as a result of the non-recurring, non-cash special compensation expense and the one-time forgiveness of $528,000 owed by two stockholders, the Company reported a net loss of $18.1 million in fiscal 1995 compared to net income of $2.9 million in fiscal 1994. Excluding the special compensation expense and the amount forgiven, net income would have increased $2.3 million, or 80%, to $5.2 million in fiscal 1995 from $2.9 million in fiscal 1994 and would have increased to 5.1% of revenues from 4.2% of revenues.

FISCAL 1994 COMPARED TO FISCAL 1993

    REVENUES. Revenues increased $13.4 million, or 24.1%, to $68.9 million in fiscal 1994 from $55.5 million in fiscal 1993. This increase included $8.1 million from services to new clients and $5.3 million from services to existing clients. Revenues from existing clients increased 9.5% in fiscal 1994 over fiscal 1993 primarily due to increased calling volumes.

    COST OF SERVICES. As a percentage of revenues, cost of services decreased to 53.8% in fiscal 1994 from 56.9% in fiscal 1993. This decrease was primarily attributable to a shift in the program mix to higher margin services and, to a lesser extent, because a higher percentage of total revenues was generated by Company-operated facilities.

    DIVISION SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Division selling, general and administrative expenses increased $6.0 million, or 33.4%, to $23.8 million in fiscal 1994 from $17.8 million in fiscal 1993. As a percentage of revenues, these expenses increased to 34.6% in fiscal 1994 from 32.2% in fiscal 1993. This increase was primarily attributable to increases in administrative staff, as well as systems and facilities necessary to support the Company's industry-focused divisional structure which was fully implemented in fiscal 1994.

    CORPORATE GENERAL AND ADMINISTRATIVE EXPENSES. Corporate general and administrative expenses increased $1.9 million, or 52.0%, to $5.6 million in fiscal 1994 from $3.7 million in fiscal 1993. As a percentage of revenues, these expenses increased to 8.1% in fiscal 1994 from 6.5% in fiscal 1993. The increase was principally attributable to higher incentive bonuses paid for performance in excess of the Company's budget for fiscal 1994 and, to a lesser extent, a Nebraska court decision which eliminated property taxes for a portion of fiscal 1993.

    OPERATING INCOME. Operating income remained constant at $2.4 million, but decreased as a percentage of revenues to 3.5% in fiscal 1994 from 4.4% in fiscal 1993 primarily due to the Company's reorganization into industry-focused divisions.

    INTEREST EXPENSE, NET. Net interest expense decreased to $538,000 in fiscal 1994 from $757,000 in fiscal 1993. This decrease was attributable to lower outstanding balances on the Company's working capital line of credit and to lower prevailing interest rates.

    OTHER INCOME. Other income increased to $1.4 million in fiscal 1994 from $106,000 in fiscal 1993. This increase was primarily attributable to a one-time $985,000 payment in fiscal 1994 from a client in connection with the client's decision to perform its teleservicing services internally.

    NET INCOME.    Net income  increased  137.4% to  $2.9  million, or  4.2%  of revenues, in fiscal 1994 from $1.2 million, or 2.2% of revenues, in fiscal 1993.

QUARTERLY RESULTS AND SEASONALITY

    The Company has experienced and expects to continue to experience quarterly variations in operating and net income principally as a result of the timing of clients' teleservicing campaigns and the commencement of new contracts, revenue mix and the timing of additional selling, general and administrative expenses to support new business. While the effects of seasonality on SITEL's business often are obscured by the addition of new clients or new programs for existing clients, the Company's business tends to be slower in the fiscal quarters ending in February and August. The February quarter often is affected by reduced teleservicing activities during the December holidays and by client transitions to new marketing programs at the beginning of the calendar year. These transitions may be accompanied by delays in introducing the new programs. The August quarter is affected by reduced marketing activities during the summer. As a result, SITEL may experience lower operating margins during these fiscal quarters than during the other fiscal quarters.

LIQUIDITY AND CAPITAL RESOURCES

    Historically, SITEL's primary source of liquidity has been cash flow from operations, supplemented by borrowing under its revolving bank line of credit. In June 1995, a portion of the net proceeds of the initial public offering was used to repay the revolving bank line of credit and term debt. The Company renewed its $6 million revolving line of credit when it expired in September 1995. At renewal, the rate was adjusted to 0.5% below the bank's national prime rate and the maturity was extended through November 1, 1996. This line is collateralized by accounts receivable, equipment and other assets of the Company. As of February 29, 1996, the Company had a $700,000 balance outstanding.

    The deferred tax assets (which resulted primarily from the non-recurring, non-cash special compensation expense incurred in February 1995) were 12.1% and 13.7% of total assets and stockholders' equity, respectively, at February 29, 1996. The Company will be required to generate approximately $69 million of taxable income to fully utilize the deferred tax assets. Based on the current level of taxable income, management believes it is more likely than not that future taxable income will be sufficient to fully utilize all deferred tax assets recorded.

    Cash provided by operating activities was $8.3 million during the first nine months of fiscal 1996. This was the result of $10.2 million of net income before depreciation and amortization and other non-cash charges and offset by a $1.9 million change in operating assets and liabilities. Cash used by investing activities for the first nine months of fiscal 1996 was $60.2 million, primarily related to the purchase of marketable securities. Cash provided by financing activities for the first nine months of fiscal 1996 of $57.0 million primarily related to the common stock offerings.

    Cash provided by operating activities was $4.4 million in fiscal 1995. This was the result of $9.3 million of net income before depreciation and amortization and other non-cash charges offset by $4.9 million of changes in operating assets and liabilities. Cash used by investing activities for fiscal 1995 was $7.3 million, primarily related to the purchase of call and data management equipment. Cash provided by financing activities for fiscal 1995 of $3.4 million resulted primarily from net borrowings from a bank line of credit and term debt. The $34.6 million non-recurring, non-cash compensation expense incurred in February 1995 resulted in a deferred tax benefit of $11.8 million which will be available to reduce future income taxes.

    Cash provided by operating activities was $5.3 million in fiscal 1994. This was the result of $6.5 million of net income before depreciation and amortization and other non-cash charges offset by $1.2 million of changes in operating assets and liabilities. Cash used by investing activities for fiscal 1994 was $3.0 million, primarily related to the purchase of call and data management equipment. Cash used in financing activities of $2.3 million resulted primarily from principal repayments on the Company's term debt and bank line of credit.

    Capital expenditures were $6.8 million and $3.5 million in fiscal 1995 and 1994, respectively. The Company expects to spend approximately $12 million on capital expenditures in fiscal 1996, $9.2 million of which was spent during the first nine months. Historically, capital expenditures have been, and future expenditures are anticipated to be, primarily for facilities and equipment to support expansion of the Company's operations, additions to the Company's call and data management systems and management information systems. In December 1995, the Company purchased a 60,000 square foot office building in San Angelo, Texas from one of its telecommunications clients for $865,000. The Company converted this building into a call center at a cost of approximately $6.7 million.

    The Company believes that funds generated from operations, together with existing cash and available credit under its revolving bank facility, will be sufficient to finance its current operations and planned capital expenditure requirements and internal growth at least through fiscal 1997. However, if the Company were to make any significant acquisitions for cash, it may be necessary for the Company to obtain additional debt or equity financing. With the exception of the obligation to acquire the remaining 30.8% of the Teleaction shares in 1998 for not less than 1.4 billion pesetas (approximately $10.8 million at current exchange rates) and the obligation to pay certain stay bonuses in connection with the acquisition of NAFS, the Company has no current commitments with respect to any other acquisitions, and there can be no assurance that any other acquisitions will be consummated.

INFLATION

    The Company does not believe that inflation has had a material effect on its results of operations in recent years. However, there can be no assurance that the Company's business will not be affected by inflation in the future.

                                  THE COMPANY

    SITEL is a leader in providing outsourced telephone-based customer service and sales programs on behalf of large corporations in the US, Canada and Spain. In North America, SITEL operates primarily through divisions specialized by industry to provide teleservices to the insurance, telecommunications, financial services and publishing industries. The Company's principal services include responding to customer service inquiries, direct telephone sales, generating customer leads, managing customer retention programs, taking customer orders, as well as updating customer data and reporting program effectiveness. SITEL creates, manages and implements programs on its clients' behalf primarily through the efforts of its telephone service representatives and other SITEL employees who are dedicated exclusively to, and thoroughly trained in, a specific client's programs. The Company also makes extensive use of leading edge call management technology, including proprietary computer software, automated call distributors, predictive dialers and digital switches. The Company operates approximately 4,300 workstations in its 37 call centers and employs approximately 9,100 people.

    The    Company   has   developed    substantial   expertise   in   providing
solution-oriented teleservices in each of the following focus industries.

    INSURANCE. In addition to the direct sale on behalf of its clients of insurance products such as accidental death and disability, credit life and supplemental health insurance, SITEL's Insurance Division provides a variety of support services specifically designed to enhance the identification, service and retention of insurance customers. The division employs over 400 licensed agents, which the Company believes to be the most of any independent teleservicing company.

    TELECOMMUNICATIONS. SITEL's Telecommunications Division works primarily with major telephone companies, long distance carriers, cellular telephone service providers and telecommunications equipment suppliers. This division creates and manages dedicated customer service and direct sales programs dealing with various products and services such as long distance, cellular and caller ID as well as other customer service issues such as line installation, billing discrepancies and rate changes.

    FINANCIAL SERVICES. SITEL's Financial Services Division works primarily with the nation's largest credit card issuers to provide customer acquisition, retention and renewal, as well as customer services such as arranging credit card balance transfers, accepting account applications, providing account information and making overdue balance reminder calls. The division also provides teleservices for financial institutions regarding other products such as mortgage refinancings, auto loans and home equity line of credit programs.

    PUBLISHING. SITEL's Publishing Division works primarily with major magazine and newspaper publishers and book clubs to sell and renew subscriptions and memberships, cross-sell other client publications and reinstate expired subscriptions or memberships. The division recently has begun to provide its services to new media publishers such as on-line service providers and software publishers.

    Industry sources estimate that expenditures on telephone-based customer service and sales programs in the U.S. were $77 billion in 1995 and that these expenditures have grown substantially in recent years with the proliferation of toll-free "800" phone numbers and direct marketing. The vast majority of these expenditures is made by in-house operations, but increasingly, large corporations are outsourcing their telephone-based activities as part of an overall effort to focus internal resources on their core competencies while improving operating efficiencies and reducing costs. Competition for this outsourcing business is highly fragmented, although most independent providers of telephone-
based services are small, single facility operations that do not have the scale, expertise or technological resources necessary to effectively serve the sustained, and increasingly complex, teleservicing needs of large corporations. Even fewer of the Company's competitors have international capabilities.

    SITEL seeks clients with large customer bases that can generate recurring revenues because of their ongoing customer service and sales requirements. SITEL also seeks to increase revenues from existing clients by assuming teleservicing programs that previously were performed internally and by identifying or offering new teleservices that traditionally have not been part of its clients' customer service or direct sales efforts. Although, SITEL has recently begun to enter into multi-year agreements with its clients, the Company generally operates under month-to-month contracts. That notwithstanding, SITEL has provided an average of approximately five years of service to its 20 largest clients, which generated 85.3% of the Company's revenues in fiscal 1995. The Company is typically paid by its clients based on a negotiated hourly rate. Because SITEL service representatives deal directly with clients' customers, the quality and effectiveness of SITEL's services are critical to its clients and positively affect the rates the Company can charge. Therefore, SITEL emphasizes employee selection, training and management as well as the use of sophisticated call and data management technology. Management believes that the effectiveness of SITEL's services to its clients can be measured by higher sales productivity and lower cost per transaction.

    SITEL believes there are significant opportunities to expand its business. The Company's growth strategy has five key elements; (i) increase revenues from existing clients through cross-selling of existing services, (ii) expand its client base within existing industry specializations, (iii) add new industry specializations, (iv) create new value-added teleservicing applications and (v) continue to explore strategic acquisitions domestically and internationally.

    The Company was founded in 1985 by James F. Lynch, its Chief Executive Officer. With the NAFS and Teleaction Acquisitions, Mr. Lynch and the senior SITEL management team have over 150 years of combined industry expertise. As of December 31, 1995, more than 250 employees and managers other than Mr. Lynch owned SITEL Common Stock or options to acquire SITEL Common Stock.

RECENT ACQUISITIONS
    On June 12, 1996, SITEL completed the acquisition of a 69.2% interest in Teleaction, a leading Spanish teleservicing company with headquarters in Madrid, Spain. SITEL paid $24.2 million in cash for the 69.2% interest and will acquire the remaining 30.8% of Teleaction in 1998 for a minimum purchase price of $10.8 million and a potentially higher purchase price based upon Teleaction's profitability in 1996 and 1997 (the "Teleaction Acquisition"). Founded in 1985, Teleaction has over 100 active clients including many leading Spanish corporations and government agencies as well as a number of major international corporations. Teleaction operates from eight call centers, as well as from certain of its clients' facilities, in Spain and Portugal, primarily answering inbound customer service calls on behalf of its clients. The managers of Teleaction, including the founders Don Vincente Lopez and Don Antonio Diaz, are expected to continue in their current positions. The Teleaction Acquisition will enable the Company to offer Teleaction's services in Spain and Portugal to SITEL's existing clients. In addition, Teleaction's clients include many US-based corporations which were not SITEL clients at the time of the Teleaction Acquisition. For the fiscal year ended December 31, 1995, Teleaction had revenues of approximately $30.5 million.

    On June 28, 1996, SITEL completed the acquisition of NAFS, a credit collections and accounts receivable management company with headquarters in Atlanta, Georgia. SITEL issued 1,371,226 common shares in exchange for all of the outstanding NAFS common stock in a merger through which NAFS became a wholly-owned subsidiary of the Company (the "NAFS Acquisition"). The NAFS Acquisition will be accounted for as a pooling of interests. Founded in 1994, NAFS provides telephone-based accounts receivable management services, collections, and unique customer services applications for over 20 large corporations in the US. NAFS has more than 350 employees and staffs approximately 270 sales and service positions in its two call centers in Atlanta, Georgia and Buffalo, New York. The managers of NAFS, including founders Michael W. Fletcher and Walter J. Berthiaume, are expected to continue in their current positions. Additionally, SITEL has committed to pay certain stay bonuses in connection with the NAFS Acquisition. Management believes the NAFS Acquisition is an important strategic business extension for SITEL, enabling the Company to add significant client relationships to its business base and broaden its total service capability. For the fiscal year ended December 31, 1995, NAFS had revenues of $8.3 million.

FACILITIES

    SITEL's corporate headquarters are located in Omaha, Nebraska in leased facilities consisting of approximately 13,560 square feet of office space. The initial term of this lease expires in October 1998, and there are two five-year renewal options. The Company also leases the following facilities for its call centers:

                                                             NUMBER OF
OPERATING UNIT             FACILITY LOCATION               WORKSTATIONS
- -------------------------  ------------------------------  -------------
Insurance                  Omaha, Nebraska                         442
                           McCook, Nebraska                         58
                           North Platte, Nebraska                   79
                           Fort Collins, Colorado                   74
                           Atlantic, Iowa                           84
                           Carroll, Iowa                            73
                           Laramie, Wyoming                         87
                           Beatrice Nebraska                        76
Financial Services         Omaha, Nebraska                         271
                           Hastings, Nebraska                      108
                           LaGrange, Georgia                        84
                           Brookings, South Dakota                 112
                           Rome, Georgia                            72
Telecommunications         Omaha, Nebraska                          96
                           Aurora, Colorado                         72
                           San Angelo, Texas                       297
                           San Antonio, Texas                      128
                           Toronto, Ontario                         78
                           Montreal, Quebec                         36
                           Calgary, Alberta                         36
                           Vancouver, B.C.                          39
Publishing                 Omaha, Nebraska                          64
                           Norfolk, Nebraska                        80
                           Amarillo, Texas                          80
Client Services            Omaha, Nebraska                         324
Spain(a)                   Madrid                                  500
                           Barcelona                               225
                           Sevilla                                  90
                           Valencia                                 70
                           Bilbao                                   62
                           Oviedo                                   30
                           Lisbon, Portugal                         70
                           La Coruna                                55
Credit Services            Buffalo, New York                        99
                           Atlanta, Georgia                        174
                                                                 -----
  Total workstations                                             4,325
                                                                 -----
                                                                 -----

- ------------------------

(a) Includes workstations staffed by employees located on certain clients' premises.

    The leases of these facilities generally expire between July 1996 and October 2001, and most leases contain renewal options. The Company believes that its current facilities are suitable and adequate for its current operations, but additional facilities will be required to support growth. In May 1996, the Company's Insurance Division signed a lease for a call center facility in Savannah, Georgia. This facility is expected to include up to 250 workstations and began limited operations in June 1996. SITEL believes that suitable additional or alternative space will be available as needed on commercially reasonable terms.

    In addition to its own call centers, SITEL has contracts with eleven additional remote operation sites ("ROPS") which contain an aggregate of 483 workstations. These ROPS are owned and operated by independent third parties and are used by SITEL to meet a portion of its outbound teleservicing needs. A number of the ROPS are affiliated with local telephone companies. SITEL actively monitors the quality and performance of each ROPS facility. The owner-operator of each ROPS is responsible for all costs associated with maintaining and staffing the facility and is generally compensated at negotiated hourly rates.

LEGAL PROCEEDINGS

    Other than ordinary routine litigation incidental to its business, there are no material legal proceedings pending against SITEL or any of its subsidiaries, or to which any of the properties of SITEL or its subsidiaries is subject.

                       DESCRIPTION OF SITEL COMMON STOCK

    SITEL is authorized to issue 50,000,000 shares, par value $0.001 per share, of undesignated capital stock. Until otherwise designated by the Board of Directors of SITEL, all authorized shares are deemed to be common stock. Subject to the prior rights of any outstanding preferred stock, each outstanding share of SITEL Common Stock is entitled to participate equally in any distribution of net assets made to the shareholders in liquidation of SITEL and is entitled to participate equally in dividends as and when declared by the Board of Directors. There are no redemption, sinking fund, conversion, or preemptive rights with respect to the shares of SITEL Common Stock. All outstanding shares of SITEL Common Stock are fully paid and non-assessable.

    The Board of Directors of the Company generally has the power to issue shares of capital stock without shareholder approval. The Board of Directors is authorized to establish the rights, preferences and limitations of this undesignated stock and to divide such shares into classes, with or without voting rights. The ability of the Board of Directors to issue additional shares could impede or deter an unsolicited tender offer or takeover proposal regarding the Company. Shares of undesignated stock could be issued with terms, provisions and rights which would make more difficult and, therefore, less likely, a takeover of the Company not approved by the Board of Directors. The rights of the holders of the Common Stock could be adversely affected by the future issuance of undesignated stock.

    SITEL intends to amend its articles of incorporation to authorize an additional 150,000,000 shares, par value $0.001 per share, of undesignated capital stock in the event that its stockholders approve such increase in the authorized shares at the Special Meeting.

              MARKET PRICE OF AND DIVIDENDS ON SITEL COMMON STOCK

    SITEL completed the initial public offering of its Common Stock on June 8, 1995. Since that date, the Common Stock has been traded in the over-the-counter market on the NASDAQ Stock Market under the symbol "SITL". The following table sets forth, for the periods indicated, the high and low closing prices for the Common Stock, as reported on the NASDAQ Stock Market since June 8, 1995 (the closing prices reflect a two for one stock split on May 13, 1996).

                                                                   HIGH        LOW
                                                                 ---------  ---------
FISCAL 1996
First Quarter (from June 8, 1995)..............................  $   11.31  $    7.44
Second Quarter.................................................      13.50       9.88
Third Quarter..................................................      19.56      12.88
Fourth Quarter.................................................      28.94      19.88
FISCAL 1997
First Quarter (to July 24, 1996)...............................  $   41.38  $   24.75

    From June 8, 1995 until June 6, 1996, the last trading day preceding public announcement of the Transaction, the high and low sales prices of the SITEL Common Stock (adjusted for the stock split in May 1996) were $28.94 and $7.44, respectively. On June 6, 1996, the last trading day preceding public announcement of the Transaction, the last reported sales price of the SITEL Common Stock on the NASDAQ Stock Market was $25.00.

    On July 24, 1996, the latest trading day for which information was practicably available before the printing of this Proxy Statement, the last reported sale price of the SITEL Common Stock on the NASDAQ Stock Market was $32.25.

    Holders of SITEL Common Stock are entitled to receive dividends out of the funds legally available when and if declared by the Board of Directors. SITEL has not paid dividends in the past. SITEL believes that it is in the best interest of its stockholders to use future earnings principally to support operations and to finance the growth of the business. It is unlikely that SITEL will pay dividends in the foreseeable future.

                                   MITRE PLC
                            SELECTED FINANCIAL DATA

SELECTED CONSOLIDATED FINANCIAL DATA

    The following Selected Consolidated Financial Data includes the results of operations of Mitre from Mitre's incorporation on October 12, 1992 including the results of operations of Merit Direct Limited, The Decisions Group Limited and Merit Communications NV following the dates of their respective acquisitions. The income statement data for the years ended December 31, 1993, 1994 and 1995 and the balance sheet data as of December 31, 1993, 1994 and 1995 have been derived from the Consolidated Financial Statements of Mitre which were audited by KPMG. The income statement data for the years ended December 31, 1991 and 1992 and the balance sheet data as of December 31, 1991 and 1992 have been derived from the audited financial statements of Merit Direct Limited, Mitre's predecessor company. The financial statements of Merit Direct Limited for the years 1991 and 1992 were audited by KPMG.

    Merit Communications NV was acquired on December 21, 1995 and consequently, under UK GAAP, its income has only been included in the Mitre results from that date. Also on December 21, 1995, all of Mitre's subsidiaries, including Merit Communications NV, became wholly owned subsidiaries and, therefore, for the purposes of this selected financial data, the results of Mitre for the periods presented do not separately disclose the net income (loss) which would have been attributable to minority interests.

    The Selected Financial Data for the three months ended March 31, 1995 and 1996 are unaudited and reflect, in Mitre's opinion, all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the results of operations for those interim periods. The results for the three months ended March 31, 1996 are not necessarily indicative of the results to be expected for the full year. The Selected Consolidated Financial Data provided below should be read in conjunction with the accompanying Consolidated Financial Statements of Mitre and the related notes thereto appearing elsewhere in this Proxy Statement.

    Mitre's financial statements have been prepared on the basis of UK GAAP and are presented in British pounds. See Note 25 to Mitre's Consolidated Financial Statements included elsewhere in this Proxy Statement for a discussion of certain differences between UK and US GAAP.

    The amounts shown for the period ended December 31, 1993 represent the 64-week period from incorporation on October 12, 1992 to December 31, 1993. The amounts comprise the results of Merit Direct Limited since November 20, 1992, the date of its acquisition, The Decisions Group Limited since November 4, 1993, the date of the acquisition of Mitre's controlling interest in The Decisions Group Limited, together with the results of the parent company for the period from October 12, 1992 to December 31, 1993. As a result, the income of Merit Direct Limited from November 20, 1992 to December 31, 1992 is included in the income statement data for the periods ended December 31, 1992 and 1993. In the opinion of management, the use of the 64-week period does not have a significant effect on the amounts.

SELECTED CONSOLIDATED FINANCIAL DATA

                                              64 WEEKS                                                UNAUDITED
                           YEARS ENDED       ENDED DEC.                                     THREE MONTHS ENDED MARCH 31,
                           DECEMBER 31,          31,         YEARS ENDED DECEMBER 31,
                       --------------------  -----------  -------------------------------  -------------------------------
                         1991       1992       1993(a)      1994       1995      1995(b)     1995       1996      1996(c)
                       ---------  ---------  -----------  ---------  ---------  ---------  ---------  ---------  ---------
                                                                 (IN THOUSANDS)
INCOME STATEMENT
 DATA:
  Turnover...........     L3,564     L5,912      L9,513     L16,686    L28,492    $44,989     L5,998    L12,094    $18,528
  Cost of sales......     (2,058)    (3,244)     (5,189 )    (9,159)   (18,068)   (28,529)    (3,395)    (7,567)   (11,593)
                       ---------  ---------  -----------  ---------  ---------  ---------  ---------  ---------  ---------
  Gross profit.......      1,506      2,668       4,324       7,527     10,424     16,460      2,603      4,527      6,935
  Administrative
   expenses..........     (1,563)    (2,068)     (3,320 )    (5,801)    (7,309)   (11,541)    (1,560)    (3,562)    (5,457)
                       ---------  ---------  -----------  ---------  ---------  ---------  ---------  ---------  ---------
  Operating
   profit/(loss).....        (57)       600       1,004       1,726      3,115      4,919      1,043        965      1,478
  Associated
   undertakings......         --         --          21          20         --         --         --         --         --
  Interest receivable
   and similar
   income............          3          4           3           5          6          9         --         --         --
  Interest payable
   and similar
   charges...........        (88)       (95)        (79 )      (131)      (313)      (494)       (53)      (105)      (161)
                       ---------  ---------  -----------  ---------  ---------  ---------  ---------  ---------  ---------
  Profit/(loss)
   before taxation...       (142)       509         949       1,620      2,808      4,434        990        860      1,317
  Tax on
   profit/(loss) of
   ordinary
   activities........         --         (1)       (209 )      (528)      (998)    (1,576)      (327)      (284)      (435)
                       ---------  ---------  -----------  ---------  ---------  ---------  ---------  ---------  ---------
  Profit/(loss) after
   taxation..........      (L142)      L508        L740      L1,092     L1,810  $   2,858       L663       L576  $     882
                       ---------  ---------  -----------  ---------  ---------  ---------  ---------  ---------  ---------
                       ---------  ---------  -----------  ---------  ---------  ---------  ---------  ---------  ---------
BALANCE SHEET DATA AT
 PERIOD END:
  Working capital/
   (deficiency)......      (L241)      L121       (L419 )     (L208)     (L459)     ($711)       L57      (L406)     ($620)
  Property and
   equipment, net....        325        397       1,726       4,088      7,588     11,758      4,590      8,133     12,419
  Total assets.......      1,236      2,210       4,646       8,996     17,892     27,725     10,599     20,608     31,468
  Long-term
   obligations, net
   of current
   maturities........        686        345         410       1,078      2,365      3,665      1,222      2,387      3,645
  Stockholders'
   equity/
   (deficiency)......       (896)      (121)        189         793      3,326      5,154      1,260      3,902      5,958

- ------------------------

(a) The figures shown for the period ended December 31, 1993 represent the 64-week period from incorporation on October 12, 1992 to December 31, 1993. The figures comprise the results of the subsidiary undertakings from the dates of acquisition, being November 20, 1992 for Merit Direct Limited and November 4, 1993 for The Decisions Group Limited, together with the results of the parent company for the period from October 12, 1992 to December 31, 1993.

(b) Income statement data translated into US dollars at the average daily exchange rate for the year ended December 31, 1995 of $1.5790=L1.00. Balance sheet data translated at the December 31, 1995 ending exchange rate of $1.5496=L1.00.

(c) Income statement data translated into US dollars at the average daily exchange rate for the three months ended March 31, 1996 of $1.5320 = L1.00. Balance sheet data translated at the March 31, 1996 ending exchange rate of $1.5270 = L1.00.

SELECTED PRO FORMA FINANCIAL DATA
    The following Selected Pro Forma Financial Data is unaudited and includes the results of Merit Communications NV, an entity under common control with Mitre, which was founded in April 1993 and acquired by Mitre on December 21, 1995. Under UK GAAP, this acquisition was accounted for as a purchase. Under US GAAP this acquisition will be accounted for in a manner similar to a pooling of interests. The following selected pro forma financial data has been derived by combining the consolidated financial statements of Mitre and Merit Communications NV as if Merit Communications NV had been part of Mitre since its inception (the "Mitre Group"). In all other respects the Selected Pro Forma Financial Data is on the basis of UK GAAP and is presented in British pounds. The financial statements for the years ended December 31, 1993, 1994 and 1995 of Mitre and Merit Communications NV have been audited by KPMG. The Selected Pro Forma Financial Data for the three months ended March 31, 1995 and 1996 of Mitre and Merit Communications NV are unaudited. Normal consolidating adjustments have been made.

    The unaudited pro forma financial information presented is for informational purposes only and is not necessarily indicative of the financial position or results of operations of the entity or the actual results that would have been achieved had the Transaction been consummated prior to the periods indicated. The data presented below should be read in conjunction with these accompanying financial statements and the related notes thereto as well as "MITRE MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONSOLIDATED FINANCIAL RESULTS."

                                       64 WEEKS
                                      ENDED DEC.                                           THREE MONTHS ENDED
                                          31,          YEARS ENDED DECEMBER 31,                 MARCH 31,
                                     -------------  -------------------------------  -------------------------------
                                        1993(a)       1994       1995      1995(b)     1995       1996      1996(c)
                                     -------------  ---------  ---------  ---------  ---------  ---------  ---------
                                                                     (IN THOUSANDS)
PRO FORMA INCOME STATEMENT DATA:
  Turnover.........................      L10,183      L19,518    L37,009  $  58,437     L7,338    L12,094  $  18,528
  Cost of sales....................       (5,658)     (10,990)   (23,924)   (37,776)    (4,491)    (7,567)   (11,593)
                                     -------------  ---------  ---------  ---------  ---------  ---------  ---------
  Gross profit.....................        4,525        8,528     13,085     20,661      2,847      4,527      6,935
  Administrative expenses..........       (3,596)      (7,427)    (9,468)   (14,950)    (1,964)    (3,562)    (5,457)
                                     -------------  ---------  ---------  ---------  ---------  ---------  ---------
  Operating profit.................          929        1,101      3,617      5,711        883        965      1,478
  Associated undertakings..........           21           20         --         --         --         --         --
  Interest receivable and similar
   income..........................            8           24         85        134         --         --         --
  Interest payable and similar
   charges.........................          (97)        (196)      (480)      (758)       (59)      (105)      (161)
                                     -------------  ---------  ---------  ---------  ---------  ---------  ---------
  Profit before taxation...........          861          949      3,222      5,087        824        860      1,317
  Tax on profit on ordinary
   activities......................         (209)        (528)    (1,116)    (1,762)      (279)      (284)      (435)
                                     -------------  ---------  ---------  ---------  ---------  ---------  ---------
  Profit after taxation............         L652         L421     L2,106  $   3,325       L545       L576  $     882
                                     -------------  ---------  ---------  ---------  ---------  ---------  ---------
                                     -------------  ---------  ---------  ---------  ---------  ---------  ---------
BALANCE SHEET DATA:
  Working capital/(deficiency).....        (L474)        L105      (L459)     ($711)      L252      (L406)     ($620)
  Property and equipment, net......        1,965        5,212      7,588     11,758      5,714      8,133     12,419
  Total assets.....................        5,326       12,091     17,892     27,725     13,694     20,608     31,468
  Long-term obligations, net of
   current maturities..............          344           76      2,365      3,665        220      2,387      3,645
  Stockholders' equity.............          308          791      3,326      5,154      1,140      3,902      5,958

- ------------------------

(a) The figures included for Mitre for the period ended December 31, 1993 represent the 64-week period from incorporation on October 12, 1992 to December 31, 1993. On December 21, 1995, all of Mitre's subsidiaries, including Merit Communications NV, became wholly owned subsidiaries and, therefore, for the purposes of this pro forma financial data, the results of Mitre for the periods presented do not separately disclose the net income
    (loss) which would have been attributable to minority interests. The figures comprise the results of the subsidiary undertakings from the dates of acquisition, being November 20, 1992 for Merit Direct Limited and November 4, 1993 for The Decisions Group Limited, together with the results of the parent company for the period from October 12, 1992 to December 31, 1993. The figures included for Merit Communications NV for the period ended December 31, 1993 represent the period from incorporation in April 1993 to December 31, 1993.

(b) Income statement data translated into US dollars at the average daily exchange rate for the year ended December 31, 1995 of $1.5790 = L1.00. Balance sheet data translated at the December 31, 1995 ending exchange rate of $1.5496 = L1.00.

(c) Income statement data translated into US dollars at the average daily exchange rate for the three months ended March 31, 1996 of $1.5320 = L1.00. Balance sheet data translated at the March 31, 1996 ending exchange rate of $1.5270 = L1.00.

                     MITRE PLC MANAGEMENT'S DISCUSSION AND
                   ANALYSIS OF CONSOLIDATED FINANCIAL RESULTS

    THE FOLLOWING DISCUSSION SHOULD BE READ IN CONJUNCTION WITH THE SELECTED PRO FORMA FINANCIAL DATA AND THE CONSOLIDATED FINANCIAL STATEMENTS OF MITRE AND THE RELATED NOTES THERETO APPEARING ELSEWHERE IN THIS PROXY STATEMENT.

OVERVIEW

    Mitre was founded in October 1992 by its Chairman, Henk Kruithof, along with two of its directors, Ray Pipe and Peter Godfrey, to serve as the parent company for Merit Direct Limited ("Merit Direct"), the predecessor company which was founded in 1985. The formation of Mitre facilitated the acquisition and start-up of other teleservicing businesses, including most significantly The Decisions Group Limited ("Decisions") and Merit Communications NV ("Communications").

    In November 1992, Mitre acquired a controlling interest in Merit Direct and a 40% interest in Decisions, a primary competitor to Merit Direct in the UK. In November 1993, Mitre increased its total interest in Decisions to 53% and began to consolidate the results of Decisions with the results of Mitre. In April 1993, Mitre invested in the formation of Communications, a Belgian company, through the purchase of a 15% interest (Henk Kruithof and the Communications management owned the remaining 85%). In 1992 and 1993, Mitre entered into agreements with the other shareholders of Merit Direct, Decisions and Communications which provided for a formula by which these shareholders could exchange their shares for Mitre stock based on the financial results of the companies through 1995. These exchanges were agreed by a share for share reorganization agreement signed in December 1995 and were subsequently effected in 1996, when each of Merit Direct, Decisions and Communications became wholly-owned subsidiaries of Mitre.

    Under UK GAAP Merit Direct has been accounted for as a purchase since November 1992, and Communications has been accounted for as a purchase since December 1995. Since these companies were entities under common control, under US GAAP these acquisitions will be accounted for as pooling of interests. Therefore the Selected Pro Forma Financial Data has been prepared by combining the reported results of Mitre and Communications as if Communications had been part of Mitre since its incorporation in April 1993. The resultant entity and its Selected Pro Forma Financial Data is referred to hereafter as "Mitre Group", and the following discussion and analysis is based thereon.

    Mitre Group has experienced substantial growth in turnover (i.e., revenues) since 1992. This has resulted from the acquisition of a controlling interest in Merit Direct in 1992 and in Decisions in November 1993, internal growth at Merit Direct and Decisions, the opening of a new call center as part of the founding of Communications in 1993, and the opening of a third UK call center ("The Call Centre Limited") in June 1995. The establishment of new businesses (specifically, Communications and the opening of a new Tokyo call center in May
1996) and the addition of new call centers which typically open at less than full capacity utilization have had an impact on the company's operating margins as start-up revenues may not initially cover the additional fixed costs incurred.

    Over recent years, Mitre Group has begun to focus increasingly on providing large-scale dedicated customer service programs and less on its traditional teleservicing business (smaller scale programs which do not require dedicated staffing). These large-scale, typically inbound, dedicated teleservicing programs generally have lower gross margins and lower administrative expenses than Mitre Group's traditional business. Mitre Group believes that because of its changing mix of business, the most comparable measure of profitability from period to period is operating profit measured as a percentage of turnover. The increasing focus on large-scale programs also causes Mitre Group to experience variations in its results based on the timing of the introduction of new programs, which is often outside of Mitre Group's control.

RESULTS OF OPERATIONS

    The following table sets forth pro forma income statement data for the Mitre Group (including Communications since its formation in 1993) as a percentage of turnover for the periods indicated:

                                                                         YEARS ENDED DECEMBER 31,     THREE MONTHS ENDED
                                                           64 WEEKS                                       MARCH 31,
                                                        ENDED DEC. 31,   ------------------------  ------------------------
                                                             1993           1994         1995         1995         1996
                                                        ---------------  -----------  -----------  -----------  -----------
PRO FORMA INCOME STATEMENT DATA:
Turnover..............................................        100.0%         100.0%       100.0%       100.0%       100.0%
Cost of sales.........................................         55.6           56.3         64.6         61.2         62.6
                                                              -----          -----        -----        -----        -----
  Gross profit........................................         44.4           43.7         35.4         38.8         37.4
Administrative expenses...............................         35.3           38.1         25.6         26.8         29.4
                                                              -----          -----        -----        -----        -----
  Operating profit....................................          9.1            5.6          9.8         12.0          8.0
Associated undertakings...............................          0.2            0.1           --           --           --
Interest receivable and similar income................          0.1            0.1          0.2           --           --
Interest payable and similar charges..................         (0.9)          (0.9)        (1.3)        (0.8)        (0.9)
                                                              -----          -----        -----        -----        -----
  Profit before taxation..............................          8.5%           4.9%         8.7%        11.2%         7.1%
                                                              -----          -----        -----        -----        -----
                                                              -----          -----        -----        -----        -----

THREE MONTHS ENDED MARCH 31, 1996 COMPARED TO THREE MONTHS ENDED MARCH 31, 1995

    TURNOVER. Turnover increased L4.8 million, or 64.8 %, to L12.1 million in the first three months of 1996 from L7.3 million in the comparable period of 1995. This increase resulted from the addition of new clients as well as increased business from existing clients. This includes L900,000 of turnover in the 1996 period from The Call Centre which was not operational in the 1995 period.

    COST OF SALES. Cost of sales represents labor (including all account management and operational supervisory management salaries) and telephone expenses directly related to teleservicing activities. As a percentage of turnover, cost of sales increased marginally to 62.6% in the first three months of 1996 from 61.2% in the comparable period of 1995. This increase resulted from a greater percentage of turnover being derived from customer care applications, which generally have a higher cost of sales than the company's traditional telemarketing business. While these new applications have higher costs of sales, management believes that they require lower administrative expenses than its traditional telemarketing operations.

    ADMINISTRATIVE EXPENSES. Administrative expenses include all expenses which directly support operations such as each subsidiary company's management, senior corporate management, human resources management, advertising and exhibition expenses, facilities expenses (including rent, utilities and taxes), equipment depreciation and maintenance expenses, sales and marketing activities, client support services, accounting and legal services. These expenses increased L1.6 million, or 81.4%, to L3.6 million in the first three months of 1996 from L2.0 million in the comparable period of 1995. As a percentage of turnover, these expenses increased to 29.4% in the first three months of 1996 from 26.8% in the comparable period of 1995. This increase was primarily a result of additional resources being introduced to the Mitre parent company to further develop overseas expansion. Administrative overhead associated with the Company's entry into Tokyo in 1996 has been expensed as incurred.

    OPERATING PROFIT. Operating profit increased L82,000, or 9.3%, to L965,000 in the first three months of 1996 from L883,000 in the comparable period of 1995. As a percentage of turnover, operating profit decreased to 8.0% in the first three months of 1996 from 12% in the comparable period of 1995 primarily due to the opening of The Call Centre Limited in June 1995 which experienced start-up losses, an increased percentage of revenues generated by Communications (which is less mature than Merit Direct and Decisions and therefore operated at lower margins) and, to a lesser extent, start-up costs associated with the company's entry into Tokyo.

    INTEREST EXPENSE, NET. Net interest expense was L105,000 in the first three months of 1996 compared to net interest expense of L59,000 in the comparable period of 1995, as a result of increased borrowings.

    PROFIT AFTER TAXATION. As a result of the foregoing factors, profit after taxation increased L31,000, or 5.7% to L576,000 or 4.8% of turnover in the first three months of 1996 compared to profit after taxation of L545,000 or 7.4% of turnover in the comparable period of 1995.

1995 COMPARED TO 1994

    TURNOVER. Turnover increased L17.5 million, or 89.6%, to L37.0 million in 1995 from L19.5 million in 1994. This increase resulted from the addition of new clients as well as increased business from existing clients. All of the operating companies experienced significant organic growth.

    COST OF SALES. As a percentage of turnover, cost of sales increased to 64.6% in 1995 from 56.3% of turnover in 1994. This increase was primarily attributable to additional costs associated with The Call Centre, which in 1995 was in its start-up phase. In addition, Decisions increased its percentage of turnover from dedicated customer care applications in 1995 which has a higher cost of sales than the company's traditional telemarketing operations.

    ADMINISTRATIVE EXPENSES. Administrative expenses increased L2.0 million, or 27.5%, to L9.5 million in 1995 from L7.4 million in 1994. As a percentage of turnover, administrative expenses decreased significantly to 25.6% in 1995 from 38.1% in 1994. Administrative expenses tend to increase in incremental amounts largely associated with the addition of new facilities capacity. As facilities achieve higher capacity utilization (as they did in 1995), administrative expenses reduce as a percentage of turnover.

    OPERATING PROFIT. Operating profit increased L2.5 million, or 228.5%, to L3.6 million in 1995 from L1.1 million in 1994. As a percentage of turnover, operating profit increased to 9.8% in 1995 from 5.6% in 1994 primarily due to the significant increase in turnover without a commensurate increase in expenses.

    INTEREST EXPENSE, NET. Net interest expense was L395,000 in 1995 compared to net interest expense of L172,000 in 1994 due to increased borrowings.

    PROFIT AFTER TAXATION. As a result of the foregoing factors, profit after taxation increased L1.7 million, or 400.2%, to L2.1 million or 5.7% of turnover in 1995 compared to L421,000 or 2.2% of turnover in 1994. In addition to the factors described above, this change also results from a higher than usual tax charge in 1994 arising from losses at Communications which may not be offset against taxable UK profits.

1994 COMPARED TO 1993

    The figures included for Mitre for the period ended December 31, 1993 represent the 64-week period from incorporation on October 12, 1992 to December 31, 1993. The figures comprise the results of the subsidiary undertakings from the dates of acquisition, being November 20, 1992 for Merit Direct and November 4, 1993 for Decisions, together with the results of the parent company for the period from October 12, 1992 to December 31, 1993. The figures included for Communications for the period ended December 31, 1993 represent the period from incorporation in April 1993 to December 31, 1993. The figures for 1994 include a full years operations for all of Mitre Group.

    TURNOVER. Turnover increased L9.3 million, or 91.7%, to L19.5 million in 1994 from L10.2 million in 1993. Of this increase L6.5 million was attributable to turnover from Decisions which was consolidated only from November 1993. L0.7 million of the increase was attributable to turnover from Communications which was founded only in April 1993. The remaining increase resulted from the addition of new clients and increased business from existing clients. On a stand-alone basis, Decisions experienced an increase in turnover of L3.0 million, or 68.2%, to L7.4 million in 1994 from L4.4 million in 1993.

    COST OF SALES. As a percentage of turnover, cost of sales increased to 56.3% in 1994 from 55.6% of turnover in 1993 as a result of the company's efforts to focus on providing dedicated customer care solutions which have higher costs of sales as a percentage of turnover than the company's traditional telemarketing business.

    ADMINISTRATIVE EXPENSES. Administrative expenses increased L3.8 million, or 106.5%, to L7.4 million in 1994 from L3.6 million in 1993 as a result of the formation of Communications in April 1993 and the inclusion of Decisions for a full year in 1994. As a percentage of turnover, administrative expenses increased to 38.1% in 1994 from 35.3% in 1993 resulting primarily from higher administrative expenses associated with Communications in its first full year of operations.

    OPERATING PROFIT. Operating profit increased L172,000, or 18.5%, to L1.1 million in 1994 from L929,000 in 1993. As a percentage of turnover, operating profit decreased to 5.6% in 1994 from 9.1% in 1993 primarily due to larger start-up losses incurred at Communications in 1994.

    INTEREST EXPENSE, NET. Net interest expense was L172,000 in 1994 compared to net interest expense of L89,000 in 1993 due to increased borrowings.

    PROFIT AFTER TAXATION. In addition to the factors mentioned above, profit after taxation decreased L231,000, or 35.4%, to L421,000 or 2.2% of turnover in 1994 compared to L652,000 or 6.4% of turnover in 1993 as a result of a higher than usual tax charge in 1994 (55.6% of profit before tax in 1994 as compared to 24.3% in 1993). This tax charge results from the fact that full tax was paid on UK - sourced profits without any offset for losses incurred by Communications during its first full year of operations. It is anticipated that as Communications reaches full capacity and profitability the tax charge will be between 33% and 40% under UK GAAP.

QUARTERLY RESULTS AND SEASONALITY

    The Mitre Group has experienced and expects to continue to experience quarterly variations in operating and net income principally as a result of the timing of clients' telephone-based customer services and sales programs and the commencement of new contracts, revenue mix and the timing of additional administrative expenses to support new business. While the effects of seasonality on Mitre Group's business often are obscured by the addition of new clients or new programs for existing clients, Mitre Group's business tends to be slower in the months of July, August and December. The December quarter is affected by reduced activities during the December holidays. The September quarter is affected by reduced marketing activities during the summer. As a result, Mitre Group may experience lower operating margins during these quarters than during the other quarters.

LIQUIDITY AND CAPITAL RESOURCES

    Mitre Group's primary source of liquidity has been cash flow from operations, supplemented by borrowings under its revolving bank line of credit. Mitre Group has a L5.4 million revolving line of credit which includes a bank loan secured by a mortgage and bank facilities associated with Communications. The revolving credit lines are currently continuing under agreements signed for the twelve months ended May 31, 1996 on the same terms as confirmed by Mitre Group's lending banks. The rate paid, based upon the current agreement, is 1.5% over the bank's prime rate. The revolving credit line is collateralized by accounts receivable, equipment and other assets of Mitre Group. As of March 31, 1996, the outstanding balance under the bank line of credit was L4.8 million.

    In addition to its bank borrowings, Mitre Group has raised capital through the issuance of redeemable preference shares ("RPS"). Three series of RPS remain outstanding: L700,000 in Merit Direct, L350,000 in Mitre and approximately L263,000 in Communications. The Merit Direct and Mitre RPS are redeemable in two equal tranches on December 31, 1996 and December 31, 1997. The Communications RPS are redeemable at Mitre's option out of distributable reserves. Dividends are paid on the RPS semi-annually on April 30 and October 31 at a coupon rate of 8.0% with respect to the RPS of Merit Direct and Mitre, and 7.5% with respect to the Communications RPS. In 1994 and 1995, L150,000 and L294,000, respectively were redeemed from a previous series of RPS. The total amount of RPS outstanding as of March 31, 1996 was L1.3 million. The Share Purchase Agreement requires that these RPS (L1,264,000 of which are held by Mr. Kruithof and the remainder of which are held by Messrs. Pipe and Godfrey) be redeemed prior to Completion.

    PLEASE NOTE THAT THE FOLLOWING DESCRIPTION OF MITRE GROUP'S CASH FLOW IS BASED UPON THE FINANCIAL STATEMENTS OF MITRE AND DOES NOT INCLUDE THE RESULTS OF COMMUNICATIONS PRIOR TO JANUARY 1, 1996.

    Cash utilized by operating activities was L730,000 in the first three months of 1996. This was the result of L1.5 million of operating profit and non-cash charges (depreciation) offset by L2.3 million of changes in operating assets and liabilities, primarily resulting from an increase in trade debtors which resulted from timing differences between billing and payment on large contracts. Cash utilized in investments and servicing of finance (comprised primarily of bank interest and finance lease interest paid) net of corporation tax repaid was L70,000 in the first three months of 1996. Cash used in investing activities for the first three months of 1996 was L974,000, related to [the purchase of call and data management equipment]. Cash utilized in financing activities for the first three months of 1996 of L384,000 resulted primarily from the repayment of finance leases and bank loans.

    Cash provided by operating activities was L3.4 million in 1995. This was the result of L4.2 million of operating profit and non-cash charges (depreciation) offset by L800,000 of changes in operating assets and liabilities. Cash utilized in investments, servicing of finance (comprised primarily of bank interest, finance lease interest and preference dividends paid) and corporation tax paid was L1.0 million in 1995. Cash used in investing activities for 1995 was L1.5 million, primarily related to the purchase of call and data management equipment. Cash utilized in financing activities for 1995 of L1.1 million resulted primarily from the redemption of share capital, and repayment of finance leases and bank loans.

    Cash provided by operating activities was L241,000 in 1994. This was the result of L2.3 million of operating profit and non-cash charges (depreciation) offset by L2.1 million of changes in operating assets and liabilities. Cash utilized in investments, servicing of finance (comprised primarily of bank interest and finance lease interest paid) and corporation tax paid was L234,000 in 1994. Cash used in investing activities for 1994 was L2.2 million, primarily related to the purchase of call and data management equipment. Cash provided by financing activities for 1994 of L1.3 million resulted primarily from net borrowings from a bank line of credit, the net issuance of share capital and repayment of finance leases, parent and bank loans.

    Gross capital expenditures were L3.0 million in both 1995 and 1994. Mitre Group expects to spend approximately L2.5 million on capital expenditures in 1996, L974,000 of which was spent during the first three months. Historically, capital expenditures have been, and future expenditures are anticipated to be, primarily for facilities and equipment to support expansion of Mitre Group's operations, and additions to Mitre Group's call and data management systems and management information systems.

    Mitre Group believes that funds generated from operations, together with existing cash, and available credit from its historical banking relationships, will be sufficient to finance its current operations and planned capital expenditure requirements and internal growth at least through May 1997. If the Transaction is consummated, Mitre Group would anticipate that the financial resources of the combined entity with SITEL would be sufficient for all of its financing needs for the foreseeable future.

INFLATION

    Mitre Group does not believe that inflation has had a material effect on its results of operations in recent years. However, there can be no assurance that Mitre Group's business will not be affected by inflation in the future.

EXCHANGE RATE FLUCTUATIONS

    Foreign currency translation arises from the value of the British pound rising and falling from day to day on foreign currency exchanges. Mitre Group maintains its financial statements in British pounds. The British pound is the functional currency for Mitre Group and its UK operations. However, Mitre Group has operating subsidiaries and affiliates in foreign countries that use local currency as their functional currency. Accordingly, Mitre Group receives income in currency other than British pounds. Thus, as the value of the British pound rises and falls against these other currencies, Mitre Group's financial position and results of operations are impacted.

    Prior to December 1995, Mitre had no operating subsidiaries outside the UK. Mitre's foreign currency exposure was limited to trading transactions with overseas companies which arise in the normal course of business on a short term basis. Consequently, Mitre did not hedge its exposure although management monitored the position to ensure that the risk was not significant.

    The net assets of Mitre's foreign subsidiaries are translated into British pounds using current exchange rates -- that is, the rates in effect at the end of the fiscal period. The British pound gains or losses that arise from translating the net assets of these subsidiaries at changing rates are recorded in the foreign currency translations account in the shareholders' funds section of the balance sheet.

    The revenue and expense accounts of foreign operations are translated into British pounds at period average exchange rates. Therefore the British pound value of these items on the income statement fluctuates from period to period depending on the value of the British pound against foreign currencies. With the increasing importance of overseas operations Mitre is actively reviewing its foreign currency exposures.

    Upon consummation of the Transaction, Mitre's results of operations will be translated into US dollars. The following table sets forth in US dollars for the periods and dates indicated the average, high, low, and end of period Noon Buying Rates for British pounds:

YEAR ENDED                                                                                                      PERIOD
DECEMBER 31,                                                                AVERAGE (1)    HIGH        LOW        END
- --------------------------------------------------------------------------  -----------  ---------  ---------  ---------
1991......................................................................       1.765       1.967      1.622      1.871
1992......................................................................       1.756       1.988      1.511      1.511
1993......................................................................       1.497       1.574      1.426      1.478
1994......................................................................       1.539       1.636      1.484      1.565
1995......................................................................       1.581       1.622      1.534      1.550
3 mos. to 3/31/95.........................................................       1.595       1.622      1.580      1.622
3 mos. to 3/31/96.........................................................       1.524       1.532      1.514      1.527

- ------------------------

(1) The average of the exchange rates on the last day of each month during the period. These are not necessarily the rates at which Mitre's results would be translated into US dollars on a historical or prospective basis.

                                   MITRE PLC

    Mitre is a leader in providing outsourced telephone-based customer service and sales programs on behalf of large corporations in Europe. Mitre operates three call centers in the UK and a fourth call center in Belgium that have the capability to handle calls and respond to electronic mail via the Internet in over 20 languages and dialects. In May 1996, Mitre opened a fifth call center in Tokyo, Japan. Mitre has approximately 1,430 operational workstations in its five call centers and employs approximately 3,400 people.

    Mitre communicates directly with its clients' customers primarily by responding to customer-initiated (inbound) telephone calls, electronic mail or facsimile transmissions. Mitre also makes outbound telephone calls to its clients' customers. Mitre's teleservicing applications include pre-sales support (information requests), post-sales (help desk) support, problem resolution, general customer service, order-taking, program enrollment, appointment setting, lead generation and qualification, direct marketing, customer surveys, reminder calls and many other programs. Approximately 80% of Mitre's revenues in 1995 was generated from these teleservicing applications. Mitre also provides value added fulfillment for its teleservicing clients which, among other services, allow Mitre to promptly mail out product information on the day it is requested by the customer. Mitre's other services include software development (for teleservicing applications), database structuring and updating, program reporting, and consulting with the in-house call center operations of large corporations.

    Mitre seeks to establish strategic relationships with its large corporate clients by becoming an integral part of their customer service and customer acquisition programs. Mitre has over 300 clients. The company's largest 50 clients accounted for approximately 87% of its 1995 revenues, while the largest three clients, American Express (13.6%), British Gas (11.1%) and Microsoft (9.9%), accounted for 34.6% of revenues in the same period. Mitre's clients are concentrated primarily in the following industries: financial services (e.g., American Express and GMAC), technology (e.g., Microsoft and Texas Instruments), telecommunications (e.g., Belgacom and Mercury Communications), utilities (e.g., British Gas), automotive (e.g., Rover and Audi), consumer (e.g. EuroDisney and
Sony) and industrial (e.g., Dupont and Shell). Although Mitre still generally operates under short-term agreements, these client relationships are increasingly becoming formalized through multi-year contracts as Mitre focuses on providing dedicated staffing and other resources to its clients' programs. Mitre is paid by its clients, depending on the type of application, either based on a negotiated hourly rate, on a per call basis, or based on the amount of time the agent spends talking to customers.

    The markets for outsourced telephone-based customer service and sales programs in Europe and Asia are large, growing and fragmented. Mitre's management believes that, similar to trends in the US, the increased use of teleservicing programs by large corporations in Europe and Asia is the result of an increased focus on achieving customer loyalty through improved customer service. Large corporations are increasingly outsourcing these activities as part of an overall effort to focus internal resources on their core competencies while improving operating efficiencies and reducing costs. American-based international corporations in particular appear to be attempting to replicate their US domestic strategies with respect to the teleservicing of their customers in Europe and Asia. While several independent American teleservicing companies have small operations in Europe, Mitre's management believes that Mitre is among the largest teleservicing companies in Europe based upon revenues generated in that market. While Mitre is aware of several relatively large teleservicing companies in Asia, Mitre believes that many international corporations based in Western countries would prefer to work with Western-based teleservicing vendors, and ideally with vendors with whom they have relationships elsewhere in the world.

    Key elements of Mitre's business strategy include decentralized operations, the extensive use of leading edge technology and providing clients with one-stop shopping for interactive marketing services.

        DECENTRALIZED OPERATIONS. Mitre operates on a decentralized basis primarily through four wholly-owned subsidiaries. Two of these subsidiaries, Merit Direct and Decisions, together are the largest independent teleservicing organization in the UK. Brussels-based Communications, previously an affiliated company of Mitre which was acquired by Mitre in December 1995, is recognized as a leader in providing international call center solutions for clients serving customers throughout Europe. The Call Centre Limited was formed in 1995 in the UK to focus primarily on customer service applications. Mitre believes this decentralized structure allows it to be more flexible and responsive to each individual client's service requirements. Mitre's senior executives are responsible to set the strategic direction for Mitre as a whole.

        LEADING EDGE TECHNOLOGY. Mitre uses reliable leading edge call and data management technology to differentiate its capabilities from those of its competitors. Mitre makes use of proprietary computer software, automated call distributors, automated voice recording (allowing the mixing of automated speech with personal services to maximize operator efficiency), and computer integrated telephony (allowing integration of processors to digital switches) to handle in multiple languages inbound and outbound calls requiring vastly differing amounts of product and service information. Mitre also has considerable in-house database expertise allowing it to connect its call systems directly to clients' computer systems. Mitre is presently making arrangements with international carriers to provide international call networking facilities to its clients at advantageous rates and believes it is a pioneer in providing outsourced customer service programs on behalf of its clients using electronic mail via the Internet.

        ONE-STOP SHOPPING. In an effort to become a true strategic partner with its clients, Mitre offers the complete range of services which it believes are required to meet the interactive customer service and marketing needs of its clients. This includes primarily the ability to handle inbound and outbound calls, electronic mail and facsimile transmissions, but also includes the ability to develop software, manage databases, design customer service processes, fulfill product information requests and provide consulting as well as other services. Mitre plans to develop expertise in new methods of interactive customer service and marketing as they are developed.

    Mitre plans to continue growing rapidly by increasing revenues from existing clients, establishing new client relationships, developing new teleservicing applications and exploring strategic acquisitions. Additionally, Mitre plans to enter new European and Asian markets to meet the requirements of existing and new clients in those markets.

FACILITIES

    Mitre's corporate headquarters are accommodated at the premises of The Call Centre Limited. Mitre's operations are based at each operating subsidiary company and division premises. Details are shown below.

                                                                                                        NUMBER OF
                      COMPANY/DIVISION                             FACILITY LOCATION        SQ. FT.   WORKSTATIONS
- ------------------------------------------------------------  ---------------------------  ---------  -------------
The Decisions Group Limited                                          Kingston upon Thames     40,000          350
                                                                               Surrey, UK
Merit Direct Limited                                                  Stratford upon Avon     37,000          350
                                                                         Warwickshire, UK
The Call Centre Limited                                                     Rickmansworth     35,000          400
                                                                        Hertfordshire, UK
Merit Communications NV                                                 Brussels, Belgium     59,000          220
Mitre Japan                                                                  Tokyo, Japan      8,000          110
                                                                                                            -----
                                                                                                            1,430
                                                                                                            -----
                                                                                                            -----

    All the premises above are held under lease. The lease of Merit House, Stratford upon Avon is held on a 125 year lease with 121 years remaining. All other properties in the UK are held on leases with remaining terms varying between 10 and 20 years. The lease on the Belgian facility has seven years remaining. The lease in Japan has a three-year term remaining.

LEGAL PROCEEDINGS

    Other than ordinary routine litigation incidental to its business, there are no material legal proceedings pending against Mitre or any of its subsidiaries, or to which any of the properties of Mitre or its subsidiaries is subject.

                         CERTAIN INFORMATION CONCERNING
                          THE ORDINARY SHARES OF MITRE

    Mitre is a privately-held English public limited company. There is no established public trading market for the ordinary shares of Mitre.

    Holders of Mitre ordinary shares are entitled to receive dividends out of the funds legally available when and if declared by the Board of Directors. Mitre has not paid ordinary dividends in the past.

          APPROVAL OF CHARTER AMENDMENT TO INCREASE AUTHORIZED SHARES
                                OF CAPITAL STOCK

GENERAL

    The Board of Directors has unanimously approved, and recommends that the Company's stockholders approve, a resolution to amend the SITEL articles of incorporation to authorize an additional 150,000,000 shares, par value $0.001 per share, of undesignated capital stock. If this proposal is approved by the stockholders, Section 4.1 of the SITEL articles of incorporation will be amended to provide as follows:

        4.1 NUMBER OF SHARES. The aggregate number of shares of stock which the corporation shall have the authority to issue is 200,000,000 shares of stock, having a par value of $.001 each.

REASONS FOR AND EFFECT OF PROPOSED AMENDMENT

    SITEL's  primary purpose in having  additional shares available for issuance
is  to  allow  greater  flexibility   with  respect  to  future  financings   or
acquisitions and in carrying out other corporate purposes.

    The amendment would increase the authorized shares from 50,000,000 to 200,000,000. The amendment would not effect any other change in the rights, preferences or privileges of the SITEL Common Stock. The rights of the holders of Common Stock could, however, be affected by the future issuance of undersignated stock. Also, the ability of the Company's Board of Directors to issue additional shares could impede or deter an unsolicited tender offer or takeover proposal regarding the Company. See "DESCRIPTION OF SITEL COMMON STOCK".

RECOMMENDATION OF BOARD OF DIRECTORS

    The Board of Directors has unanimously approved this amendment of the Company's articles of incorporation and unanimously recommends that stockholders vote FOR the amendment.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    The following documents previously filed with the Securities and Exchange Commission are hereby incorporated by reference in this Proxy Statement: (i) SITEL's Annual Report on Form 10-K for the fiscal year ended May 31, 1995; (ii) SITEL's Quarterly Report on Form 10-Q for the quarter ended August 31, 1995;
(iii) SITEL's Quarterly Report on Form 10-Q for the quarter ended November 30, 1995; (iv) SITEL's Quarterly Report on Form 10-Q for the quarter ended February 29, 1996; (v) SITEL's Current Reports on Form 8-K filed on February 23, 1996 (as amended by a filing on April 24, 1996), April 26, 1996, June 21, 1996 and June 27, 1996 and (vi) all documents filed by SITEL pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this Proxy Statement and prior to the date of the Special Meeting of the stockholders of SITEL shall be deemed to be incorporated by reference in this Proxy Statement and to be a part hereof from the dates of filing such documents.

    Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which is also incorporated or deemed to be incorporated herein modifies or supersedes such statement. Any such statement so modified or so superseded shall not be deemed, except as so modified or so superseded, to constitute a part of this Proxy Statement.

    This Proxy Statement incorporates documents by reference which are not presented herein or delivered herewith. These documents (other than certain exhibits to documents unless such exhibits are specifically incorporated by reference) are available without charge to any person to whom a copy of this Proxy Statement has been delivered upon written or oral request to SITEL Corporation, 13215 Birch Street, Suite 100, Omaha, Nebraska 68164, Attention:
Nancy C. Noack, Corporate Secretary, telephone number (402) 498-6810. In order to ensure timely delivery of the documents any request should be made five business days prior to the date of the Special Meeting.

                             AVAILABLE INFORMATION

    SITEL is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy statements, and other information with the Securities and Exchange Commission. Such reports, proxy statements and other information may be inspected and copied at the offices of the Securities and Exchange Commission, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and the Regional Offices of the Commission: Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such materials may be obtained from the Public Reference Section of the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. Futhermore, SITEL's securities are listed on the NASDAQ Stock Market.

    Statements made in this Proxy Statement as to the contents of any contract, agreement, or other document referred to are not necessarily complete: with respect to each such contract, agreement or other document filed as an exhibit to this Proxy Statement, reference is made to the exhibit for a more complete description of the matter involved, and each such statement shall be qualified in its entirety by such reference. This Proxy Statement and any amendments thereto, including exhibits filed as part thereof, are available for inspection and copying at the Securities and Exchange Commission's offices as described above.

    Certain information regarding SITEL in this Proxy Statement has been adjusted to reflect a two-for-one stock split effective on May 13, 1996.

                             SHAREHOLDER PROPOSALS

    Shareholder proposals for presentation at SITEL's next annual meeting should have been received by SITEL at its principal executive offices for inclusion in its proxy statement and form of proxy relating to that meeting no later than May 21, 1996. SITEL's bylaws contain certain procedures which must be followed in connection with shareholder proposals.

                                 LEGAL MATTERS

    The validity of the shares of SITEL Common Stock to be issued in the Transaction will be passed upon for SITEL by Parsinen Bowman Kaplan & Levy, P.A.

                         RELATIONSHIPS WITH ACCOUNTANTS

    Representatives of Coopers & Lybrand L.L.P., SITEL's certified public accountants, are expected to be present at the Special Meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

    Representatives of KPMG, Mitre's auditors, are not expected to be present at the Special Meeting.

    ALL SHAREHOLDERS ARE URGED TO FILL IN, SIGN AND SEND IN THEIR PROXIES WITHOUT DELAY TO AMERICAN STOCK TRANSFER & TRUST COMPANY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                                          Nancy C. Noack
                                          Corporate Secretary
July 29, 1996

                         INDEX TO FINANCIAL STATEMENTS

UNAUDITED PRO FORMA AND PRO FORMA COMBINED FINANCIAL INFORMATION
  Unaudited Pro Forma and Pro Forma Combined Financial Information..................        F-3
  SITEL Corporation and Mitre plc Pro Forma Combined Balance Sheet as of February
    29, 1996........................................................................        F-4
  SITEL Corporation and Mitre plc Pro Forma Combined Statements of Operations for
    the Year Ended May 31, 1995.....................................................        F-6
  SITEL Corporation and Mitre plc Pro Forma Combined Statements of Operations for
    the Nine Months Ended February 29, 1996.........................................        F-8
  SITEL Corporation, Mitre plc and National Action Financial Services, Inc. Pro
    Forma Statement of Operations...................................................        F-9
  SITEL Corporation and National Action Financial Services, Inc. Pro Forma Statement
    of Operations...................................................................       F-10

SITEL CORPORATION
  Report of Independent Accountants.................................................       F-11
  Consolidated Balance Sheets.......................................................       F-12
  Consolidated Statements of Income (Loss)..........................................       F-13
  Consolidated Statements of Cash Flows.............................................       F-14
  Consolidated Statements of Changes in Stockholders' Equity........................       F-15
  Notes to Consolidated Financial Statements........................................       F-16

MITRE PLC
  Independent Auditors' Report......................................................       F-27
  Group Profit and Loss Account.....................................................       F-28
  Group Balance Sheet...............................................................       F-29
  Group Cash Flow Statement.........................................................       F-30
  Accounting Policies...............................................................       F-31
  Notes to the Financial Statements.................................................       F-33
  Notes to Unaudited Condensed Group Financial Statements...........................       F-50
  Unaudited Condensed Group Profit and Loss Account.................................       F-50
  Unaudited Condensed Group Balance Sheet...........................................       F-51
  Unaudited Condensed Group Cash Flow Statement.....................................       F-52

TELEACTION, S.A.
  Auditors' Report on Financial Statements..........................................       F-53
  Balance Sheets....................................................................       F-54
  Statements of Income..............................................................       F-56
  Statements of Cash Flows..........................................................       F-57
  Statements of Changes in Shareholders' Equity.....................................       F-59
  Notes to Financial Statements.....................................................       F-60
  Notes to Unaudited Financial Statements...........................................       F-79
  Unaudited Statements of Income....................................................       F-79
  Unaudited Balance Sheet...........................................................       F-80
  Unaudited Statements of Cash Flows................................................       F-81

NATIONAL ACTION FINANCIAL SERVICES, INC.
  Report of Independent Public Accountants..........................................       F-82
  Balance Sheets....................................................................       F-83
  Statements of Operations..........................................................       F-84
  Statements of Stockholders' Equity................................................       F-85
  Statements of Cash Flows..........................................................       F-86
  Notes to Financial Statements.....................................................       F-87

CTC CANADIAN TELEPHONE CORPORATION
  Auditors' Report..................................................................       F-95
  Balance Sheet.....................................................................       F-96
  Statement of Operations and Retained Earnings.....................................       F-97
  Statement of Changes in Financial Position........................................       F-98
  Notes to Financial Statements.....................................................       F-99

2965496 CANADA INC.
  Auditors' Report..................................................................      F-103
  Balance Sheet.....................................................................      F-104
  Statement of Operations and Retained Earnings.....................................      F-105
  Statement of Changes in Financial Position........................................      F-106
  Notes to Financial Statements.....................................................      F-107

        UNAUDITED PRO FORMA AND PRO FORMA COMBINED FINANCIAL INFORMATION

    The unaudited Pro Forma Statements of Operations are based upon the historical consolidated financial statements and unaudited monthly management information of SITEL, Mitre, and NAFS, which are included in this Proxy Statement and should be read in conjunction with those consolidated financial statements and related notes. The unaudited Pro Forma Statements of Operations give effect to the Transaction and the NAFS Acquisition by combining results of operations of SITEL for the years ended May 31, 1993, May 31, 1994 and May 31, 1995, and for the nine months ended February 28, 1995 and February 29, 1996, with Mitre or its predecessor company Merit Direct, for the twelve months ended May 31, 1995, and for the years ended December 31, 1992 and December 31, 1993, and for the nine months ended February 28, 1995 and February 29, 1996 and with NAFS for the twelve months ended June 30, 1995, and for the nine months ended March 31, 1995 and March 31, 1996 as if the transactions had occurred at the beginning of the periods presented. NAFS was established in April 1994 and the results of operations from that time through June 30, 1994 are not material.

    The unaudited Pro Forma Combined Statements of Operations include the results of operations of the entities listed above and also include the results of operations of CTC Canadian Telephone Corporation and 2965496 Canada Inc. for the year ended April 30, 1995 and for the nine months ended January 31, 1996, and of Teleaction for the year ended June 30, 1995 and for the nine months ended March 31, 1996. The historical audited financial statements of CTC Canadian Telephone Corporation, 2965496 Canada Inc. and Teleaction are included in this Proxy Statement and should be read in conjunction with the unaudited Pro Forma Combined Statements of Operations. The unaudited Pro Forma Combined Statements of Operations do not include the results of operations of Telepromotion, Action Data Base and Action Servicios De Publicidade (subsidiaries of Teleaction), as they are immaterial.

    The following pro forma results of Mitre include the results of Merit Communications NV which was acquired by Mitre on December 21, 1995. Under US GAAP, this acquisition will be accounted for in a manner similar to a pooling of interests because Mitre and Merit Communications NV were entities under common control. The results of Merit Communications NV were derived from financial statements audited by KPMG and unaudited monthly management information. Merit Communications NV was established in April 1993.

    The following pro forma results reflect Mitre and Teleaction adjusted to conform to US GAAP and the SITEL financial statement presentation. The historical results have been converted into US dollars at the exchange rates for the relevant periods.

    The unaudited Pro Forma Combined Balance Sheet reflects the combined financial position of SITEL and Mitre as of February 29, 1996 and NAFS and Teleaction as of March 31, 1996. The unaudited Pro Forma Combined Balance Sheet is prepared assuming the transactions occurred on the balance sheet date. The unaudited Pro Forma Combined Balance Sheet does not reflect the financial position of Telepromotion, Action Data Base and Action Servicios De Publicidade (subsidiaries of Teleaction), as they are immaterial.

    The unaudited pro forma and pro forma combined financial statements and accompanying notes reflect the application of the pooling of interests method of accounting for the Transaction and the NAFS Acquisition. Under this method of accounting, the recorded assets, liabilities, shareholders' equity, income and expenses are combined and recorded at their historical amounts. The Teleaction Acquisition is reflected using the purchase method of accounting. Under this method of accounting, the purchase price will be allocated to assets acquired and liabilities assumed based on their fair value estimates at the closing of the acquisition. The amount of the purchase accounting adjustments included are preliminary estimates and may differ from actual amounts.

    The unaudited pro forma and pro forma financial information presented is for informational purposes only and is not necessarily indicative of the financial position or results of operations of the entity or the actual results that would have been achieved had the Transaction been consummated prior to the periods indicated.

                        SITEL CORPORATION AND MITRE PLC
                        PRO FORMA COMBINED BALANCE SHEET
                               FEBRUARY 29, 1996
                                  (UNAUDITED)

                                                                                  PRO FORMA        SITEL
                                          SITEL(a)  TELEACTION(B,C)   NAFS(b)    ADJUSTMENTS      COMBINED
                                          --------  ---------------   -------   --------------   ----------
                                                                   (IN THOUSANDS)
ASSETS
Current assets:
  Cash and cash equivalents.............  $ 6,325       $ 1,075       $  906                     $    8,306
  Trade accounts receivable, net........   23,036        11,712        1,810                         36,558
  Marketable securities.................   47,175            --                 $(25,720)(e,f)   $   21,455
  Prepaid expenses......................      735            57          105                            897
  Other.................................    1,597           161           --                          1,758
  Income taxes receivable...............      629            75           --                            704
  Deferred income taxes.................      476           174           --                            650
                                          --------  ---------------   -------   --------------   ----------
      Total current assets..............   79,973        13,254        2,821     (25,720)            70,328
                                          --------  ---------------   -------   --------------   ----------
Property and equipment, net.............   14,791         1,273        1,412                         17,476
Deposits and other assets...............      558           292           86                            936
Loans receivable from related parties...      340           318           --                            658
Goodwill, net...........................    5,958         1,082           44      23,544(e)          30,628
Deferred income taxes...................   13,467            --           --                         13,467
                                          --------  ---------------   -------   --------------   ----------
      Total assets......................  $115,087      $16,219       $4,363    $ (2,176)        $  133,493
                                          --------  ---------------   -------   --------------   ----------
                                          --------  ---------------   -------   --------------   ----------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Note payable -- bank..................  $   700       $   331       $  353                     $    1,384
  Current portion of long-term
   obligations..........................       20            --           77                             97
  Trade accounts payable................    5,163         1,153          503                          6,819
  Accrued wages, salaries and bonuses...    6,070           193          619                          6,882
  Other accrued expenses................      737         2,580          274                          3,591
  Customer deposits and other...........      429            --           45                            474
                                          --------  ---------------   -------   --------------   ----------
      Total current liabilities.........   13,119         4,257        1,871          --             19,247
                                          --------  ---------------   -------   --------------   ----------
Long-term debt obligations, net.........      129           642        1,025       8,909(e)          10,705
Other liabilities.......................      726           735           29                          1,490
Redeemable preference shares............       --            --           --                             --
Stockholders' equity:
  Preferred stock.......................       --            --          285        (285)(i)             --
  Common stock..........................        9           404          285        (688)(e,i)           10
  Paid-in capital.......................  106,511            --           --         569(i)         107,080
  Currency exchange adjustment..........       20            --           --                             20
  Retained earnings (deficit)...........   (5,427 )      10,181          868     (10,681)(e)         (5,059)
                                          --------  ---------------   -------   --------------   ----------
      Total stockholders' equity........  101,113        10,585        1,438     (11,085)           102,051
                                          --------  ---------------   -------   --------------   ----------
      Total liabilities and
       stockholders' equity.............  $115,087      $16,219       $4,363    $ (2,176)        $  133,493
                                          --------  ---------------   -------   --------------   ----------
                                          --------  ---------------   -------   --------------   ----------

                                                       PRO FORMA     PRO FORMA
                                          MITRE(d)    ADJUSTMENTS    COMBINED
                                          --------   -------------   ---------

ASSETS
Current assets:
  Cash and cash equivalents.............  $   142                    $  8,448
  Trade accounts receivable, net........   14,328                      50,886
  Marketable securities.................       --    $(7,011)(g,h)     14,444
  Prepaid expenses......................    1,546                       2,443
  Other.................................      919                       2,677
  Income taxes receivable...............       --                         704
  Deferred income taxes.................       --                         650
                                          --------   -------------   ---------
      Total current assets..............   16,935     (7,011)          80,252
                                          --------   -------------   ---------
Property and equipment, net.............   11,940                      29,416
Deposits and other assets...............    1,065                       2,001
Loans receivable from related parties...       --                         658
Goodwill, net...........................    4,464                      35,092
Deferred income taxes...................      207                      13,674
                                          --------   -------------   ---------
      Total assets......................  $34,611    $(7,011)        $161,093
                                          --------   -------------   ---------
                                          --------   -------------   ---------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Note payable -- bank..................  $ 4,629                    $  6,013
  Current portion of long-term
   obligations..........................    1,970                       2,067
  Trade accounts payable................    3,774                      10,593
  Accrued wages, salaries and bonuses...       --                       6,882
  Other accrued expenses................    7,977                      11,568
  Customer deposits and other...........       23                         497
                                          --------   -------------   ---------
      Total current liabilities.........   18,373         --           37,620
                                          --------   -------------   ---------
Long-term debt obligations, net.........    3,371                      14,076
Other liabilities.......................      433                       1,923
Redeemable preference shares............    2,011     (2,011)(g)           --
Stockholders' equity:
  Preferred stock.......................       --                          --
  Common stock..........................    2,082     (2,073)(i)           19
  Paid-in capital.......................    4,870      2,073(i)       114,023
  Currency exchange adjustment..........      (14)                          6
  Retained earnings (deficit)...........    3,485     (5,000)(h)       (6,574)
                                          --------   -------------   ---------
      Total stockholders' equity........   10,423     (5,000)         107,474
                                          --------   -------------   ---------
      Total liabilities and
       stockholders' equity.............  $34,611    $(7,011)        $161,093
                                          --------   -------------   ---------
                                          --------   -------------   ---------

                                                   (SEE NOTES ON FOLLOWING PAGE)

- ------------------------------
(a) The combined balance sheet of CTC has not been presented separately on this statement as it was included in the consolidated historical statements of SITEL as of February 29, 1996.

(b) The balance sheets of Teleaction and NAFS are as of March 31, 1996.

(c) The financial position of Teleaction has been translated from Spanish pesetas to US dollars at the exchange rate in effect at the balance sheet date (123.89 pesetas per dollar).

(d) The financial position of Mitre has been translated from British pounds to US dollars at the exchange rate in effect at the balance sheet date (1.5318 dollars per pound) and has been presented in accordance with US GAAP. The significant adjustments necessary to convert to US GAAP were (i) to reclassify acquisition goodwill from stockholders' equity to intangible assets and to recognize the corresponding amortization over a 25 year period, and (ii) to account for Merit Communications NV as a pooling of interests from its incorporation in April 1993.

(e) The Teleaction acquisition is reflected using the purchase method of accounting and is based upon an initial purchase price of $24,220,000 a deferred guaranteed payment of $10,780,000 and acquisition expenses of $1,000,000. The deferred guaranteed payment will be paid in 1998 and has been discounted to its present value ($8,909,000). In addition, a future contingent payment will be paid based on Teleaction's profitability for 1996 and 1997. Goodwill of $23,544,000 was created by this acquisition.

(f) Transaction costs related to the NAFS Acquisition are estimated at $500,000.

(g) The Share Purchase Agreement requires that Mitre repay the face amount of $2,011,000 of the redeemable preference shares.

(h) Transaction costs related to the Transaction are estimated at $5,000,000.

(i) The unaudited proforma combined financial statements reflect the application of the pooling of interests method of accounting for the Mitre and NAFS acquisitions. Under this method of accounting, it is necessary to reclassify common stock to paid-in capital to reflect the par value of SITEL's common stock which is lower than the par value of Mitre ordinary shares and NAFS capital stock.

                        SITEL CORPORATION AND MITRE PLC
                  PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                            YEAR ENDED MAY 31, 1995
                                  (UNAUDITED)

                                                                             PRO FORMA        SITEL                     PRO FORMA
                       SITEL         CTC(a)    TELEACTION(b,c)  NAFS(B,D)   ADJUSTMENTS     COMBINED      MITRE(D,E)    COMBINED
                    ------------     -------   --------------   ---------   -----------   -------------   ----------   -----------
                                                        (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenues..........  $    101,378     $6,342        $25,061       $3,767     $               $136,548       $37,615     $174,163
Operating
 expenses:
  Cost of
  services........        55,054      3,788         14,017        1,788                       74,647        21,331       95,978
  Divisional
   selling,
   general and
   administrative
   expenses.......        32,979      1,173          6,852        1,126                       42,130        10,468       52,598
  Corporate
   general and
   administrative
   expenses.......         6,160        758             --          314       1,453(f)         8,685         1,980       10,665
  Special
   compensation
   expense........        34,585(g)      --             --           --                       34,585(g)         --       34,585(g)
                    ------------     -------   --------------   ---------   -----------   -------------   ----------   -----------
Operating income
 (loss)...........       (27,400)(h)    623          4,192          539      (1,453)         (23,499)(h)     3,836      (19,663)(h)
Other income
 (expenses).......          (303)         5           (250)         (47)     (1,541)(i)       (2,136)         (285)      (2,421)
                    ------------     -------   --------------   ---------   -----------   -------------   ----------   -----------
Income (loss)
 before income
 taxes............       (27,703)       628          3,942          492      (2,994)         (25,635)        3,551      (22,084)
Income tax expense
 (benefit)........        (9,603)       190          1,430          149        (809)(i)       (8,643)        1,271       (7,372)
                    ------------     -------   --------------   ---------   -----------   -------------   ----------   -----------
Net income
 (loss)...........  $    (18,100)(h) $  438        $ 2,512       $  343     $(2,185)        $(16,992)(h)   $ 2,280     $(14,712)(h)
                    ------------     -------   --------------   ---------   -----------   -------------   ----------   -----------
                    ------------     -------   --------------   ---------   -----------   -------------   ----------   -----------
Earnings (loss)
 per common and
 common equivalent
 share............  ($      1.05)(h)                                                        ($  0.91)(h)               ($  0.53)(h)
                    ------------                                                          -------------                -----------
                    ------------                                                          -------------                -----------
Weighted average
 common and common
 equivalent shares
 outstanding......        17,207                                                            18,571(j)                    27,742(k)
                    ------------                                                          -------------                -----------
                    ------------                                                          -------------                -----------

                                                   (SEE NOTES ON FOLLOWING PAGE)

- ------------------------------

(a) The combined results of operations of CTC are for the year ended April 30, 1995 and have been translated from Canadian dollars to US dollars at the average exchange rate for the period.

(b) The results of operations of Teleaction and NAFS are for the twelve months ended June 30, 1995.

(c) The results of operations of Teleaction have been translated from Spanish pesetas to US dollars at the average exchange rate for the period.

(d) The results of operations reflect the application of the pooling of interests method of accounting for the Mitre and NAFS acquisitions.

(e) The results of operations of Mitre have been translated from British pounds to US dollars at the average exchange rate for the period and have been presented in accordance with US GAAP. The significant adjustments necessary to convert to US GAAP were (i) to reclassify acquisition goodwill from stockholders' equity to intangible assets and to recognize the corresponding amortization over a 25 year period, and (ii) to account for Merit Communications NV as a pooling of interests from its incorporation in April 1993. On December 21, 1995, all of Mitre's subsidiaries, including Merit Communications NV, became wholly owned subsidiaries and, therefore, for the purposes of this pro forma presentation, the results of Mitre for the periods presented do not separately disclose the net income (loss) which would have been attributable to minority interests.

(f) Represents the amortization of goodwill resulting from the CTC and Teleaction acquisitions, which will be amortized on a straight-line basis over a period of 25 years, and an adjustment to reduce expenses for fees paid to a management employee of CTC which will not be paid after the acquisition.

(g) Represents a non-recurring, non-cash compensation expense of $34.6 million incurred by SITEL in 1995 resulting from the grant of stock options with an exercise price of $0.01 per share to 265 employees of the Company to replace stock appreciation rights previously granted under the Company's Employee Equity Benefit Plan and previously granted stock options.

(h) Excluding the special compensation expense and a one-time forgiveness of $528,000 owed by two stockholders, operating income, net income and net income per share would have been $7.6 million, $5.2 million and $0.30 for SITEL, $11.6 million, $6.1 million and $0.33 for SITEL combined and $15.5 million, $8.3 million and $0.30 respectively for the Pro Forma Combined entity, respectively.

(i) Represents an assumed increase in interest expense and the related tax effect which would have occurred had the payment of the CTC and Teleaction purchase price occurred as of the beginning of the period.

(j) Consists of SITEL's historical weighted average common and common equivalent shares outstanding and the shares of SITEL Common Stock issued for the NAFS Acquisition.

(k) Consists of SITEL's historical weighted average common and common equivalent shares outstanding and the shares of SITEL Common Stock issued for the NAFS Acquisition and to be issued for the Transaction.

                        SITEL CORPORATION AND MITRE PLC
                  PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED FEBRUARY 29, 1996
                                  (UNAUDITED)

                                                                                  PRO FORMA      SITEL                   PRO FORMA
                                 SITEL   CTC(a)    TELEACTION(B,C)   NAFS(B,D)   ADJUSTMENTS   COMBINED     MITRE(D,E)   COMBINED
                                -------  -------   ---------------   ---------   -----------   ---------    ----------   ---------
                                                              (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenues......................  $98,861  $4,054        $23,156        $8,638     $  (433)(f)   $134,276     $  43,116    $177,392
Operating expenses:
  Cost of services............   52,951   2,880         14,301         4,464        (215)(f)     74,381        25,589      99,970
  Divisional selling, general
   and administrative
   expenses...................   31,485   1,279          5,618         2,574        (227)(f)     40,729        11,373      52,102
  Corporate general and
   administrative expenses....    5,170     301             --           448         831(g)       6,750         1,711       8,461
                                -------  -------   ---------------   ---------   -----------   ---------    ----------   ---------
Operating income (loss).......    9,255    (406)         3,237         1,152        (822)        12,416         4,443      16,859
Other income (expense)........      533      32           (257)          (76)     (1,156)(h)       (924)         (548)     (1,472)
                                -------  -------   ---------------   ---------   -----------   ---------    ----------   ---------
Income (loss) before income
 taxes........................    9,788    (374)         2,980         1,076      (1,978)        11,492         3,895      15,387
Income tax expense
 (benefit)....................    3,466    (134)         1,012           471        (516)(h)      4,299         1,322       5,621
                                -------  -------   ---------------   ---------   -----------   ---------    ----------   ---------
Net income (loss).............  $ 6,322  $ (240)       $ 1,968        $  605     $(1,462)      $  7,193      $  2,573    $  9,766
                                -------  -------   ---------------   ---------   -----------   ---------    ----------   ---------
                                -------  -------   ---------------   ---------   -----------   ---------    ----------   ---------
Earnings per common and common
 equivalent share.............  $  0.30                                                        $   0.32                  $   0.31
                                -------                                                        ---------                 ---------
                                -------                                                        ---------                 ---------
Weighted average common and
 common equivalent shares
 outstanding..................   21,111                                                        22,475(i)                 31,646(j)
                                -------                                                        ---------                 ---------
                                -------                                                        ---------                 ---------

- ------------------------------

(a) The combined  results of operations  of CTC  are for the  nine months  ended
    January 31, 1996 and have been translated from Canadian dollars to US dollars at the average exchange rate for the period.

(b) The results of operations of Teleaction and NAFS are for the nine months ended March 31, 1996.

(c) The results of operations of Teleaction have been translated from Spanish pesetas to US dollars at the average exchange rate for the period.

(d) The results of operations reflect the application of the pooling of interests method of accounting for the Mitre and NAFS acquisitions.

(e) The results of operations of Mitre have been translated from Pounds Sterling to US dollars at the average exchange rate for the period and have been presented in accordance with US GAAP. The significant adjustments necessary to convert to US GAAP were (i) to reclassify acquisition goodwill from stockholders' equity to intangible assets and to recognize the corresponding amortization over a 25-year period, and (ii) to account for Merit Communications NV as a pooling of interests from its incorporation in April 1993. On December 21, 1995, all of Mitre's subsidiaries, including Merit Communications NV, became wholly owned subsidiaries and, therefore, for the purposes of this pro forma presentation, the results of Mitre for the periods presented do not separately disclose the net income (loss) which would have been attributable to minority interests.

(f) SITEL's consolidated results of operations for the nine months ended February 29, 1996 include one month of CTC's operations. Since CTC's results of operations presented are for the nine months ended January 31, 1996, the results of CTC operations for the month of February 1996 are being removed to avoid the inclusion of 10 months of activity.

(g) Represents the amortization of goodwill resulting from the CTC and Teleaction acquisitions, which will be amortized on a straight-line basis over a period of 25 years.

(h) Represents an assumed reduction of interest income and the related tax effect which would have occurred had the payment of the CTC and Teleaction purchase price occurred as of the beginning of the period.

(i) Consists of SITEL's historical weighted average common and common equivalent shares outstanding and the shares of SITEL Common Stock issued for the NAFS Acquisition.

(j) Consists of SITEL's historical weighted average common and common equivalent shares outstanding and the shares of SITEL Common Stock issued for the NAFS Acquisition and to be issued for the Transaction.

                        SITEL CORPORATION, MITRE PLC AND
                    NATIONAL ACTION FINANCIAL SERVICES, INC.
                    PRO FORMA STATEMENT OF OPERATIONS (A,B)
                                  (UNAUDITED)

                                                     FISCAL YEARS ENDED                 NINE MONTHS ENDED
                                            -------------------------------------  ----------------------------
                                             MAY 31,    MAY 31,       MAY 31,       FEBRUARY 28,   FEBRUARY 29,
                                            1993 (c)   1994 (c)      1995 (d)         1995 (d)       1996 (d)
                                            ---------  ---------  ---------------  --------------  ------------
                                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenues..................................  $  65,010  $  81,334  $    142,760     $    98,406      $  150,615
Operating expenses:
  Cost of services........................     36,356     43,032        78,173          54,218          83,004
  Divisional selling, general and
   administrative expenses................     20,618     27,835        44,573          31,238          45,432
  Corporate general and administrative
   expenses...............................      4,543      6,568         8,454           6,304           7,329
  Special compensation expense............         --         --        34,585(e)       34,585(e)           --
                                            ---------  ---------  ---------------  --------------  ------------
    Operating income (loss)...............      3,493      3,899       (23,025)(f)     (27,939)(f)      14,850
Interest expense, net.....................       (918)      (652)       (1,065)           (709)           (151)
Other income (expense)....................        106      1,403           430             323              60
                                            ---------  ---------  ---------------  --------------  ------------
    Income (loss) before income taxes.....      2,681      4,650       (23,660)        (28,325)         14,759
Income tax expense (benefit)..............        577        705        (8,183)         (9,735)          5,259
                                            ---------  ---------  ---------------  --------------  ------------
    Net income (loss).....................  $   2,104  $   3,945  $    (15,477)(f) $   (18,590)(f)  $    9,500
                                            ---------  ---------  ---------------  --------------  ------------
                                            ---------  ---------  ---------------  --------------  ------------
Earnings (loss) per common and common
 equivalent share.........................  $    0.08  $    0.15  $      (0.56)(f) $     (0.67)(f)  $     0.30
                                            ---------  ---------  ---------------  --------------  ------------
                                            ---------  ---------  ---------------  --------------  ------------
Weighted average common and common
 equivalent shares outstanding (g)........     27,135     27,742        27,742          27,742          31,646
                                            ---------  ---------  ---------------  --------------  ------------
                                            ---------  ---------  ---------------  --------------  ------------

- ------------------------------
(a) The results of operations reflect the application of the pooling of interests method of accounting for the Mitre and NAFS acquisitions.

(b) The results of operations of Mitre have been translated from British pounds to US dollars at the average exchange rate for the applicable period and have been presented in accordance with US GAAP. The significant adjustments necessary to convert to US GAAP were (i) to reclassify acquisition goodwill from stockholders' equity to intangible assets and to recognize the corresponding amortization over a 25 year period, and (ii) to account for Merit Communications NV as a pooling of interests from its incorporation in April 1993. On December 21, 1995, all of Mitre's subsidiaries, including Merit Communications NV, became wholly owned subsidiaries and, therefore, for the purposes of this pro forma presentation, the results of Mitre for the periods presented do not separately disclose the net income (loss) which would have been attributable to minority interests.

(c) The results of operations of Mitre that have been included in the combined statements as of May 31, 1993 and May 31, 1994 are the results of the predecessor company Merit Direct for the year ended December 31, 1992 and Mitre for the period ended December 31, 1993.

(d) The results of operations of NAFS that have been included in the combined statements for the year ended May 31, 1995, and the nine months ended February 28, 1995 and February 29, 1996 are for the year ended June 30, 1995 and the nine months ended March 31, 1995 and March 31, 1996, respectively.

(e) Represents a non-recurring, non-cash compensation expense of $34.6 million incurred by SITEL in 1995 resulting from the grant of stock options with an exercise price of $0.01 per share to 265 employees of the Company to replace stock appreciation rights previously granted under the Company's Employee Equity Benefit Plan and previously granted stock options.

(f) Excluding the special compensation expense and a one-time forgiveness of $528,000 owed by two stockholders, operating income, net income and net income per share would have been $12.1 million, $7.5 million and $0.27 for the fiscal year ended May 31, 1995 and $7.2 million, $4.5 million and $0.16 for the nine months ended February 28, 1995, respectively.

(g) Consists of SITEL's historical weighted average common and common equivalent shares outstanding and the shares of SITEL Common Stock issued for the NAFS Acquisition and to be issued for the Transaction.

                             SITEL CORPORATION AND
                    NATIONAL ACTION FINANCIAL SERVICES, INC.
                     PRO FORMA STATEMENT OF OPERATIONS (A)
                                  (UNAUDITED)

                                                     FISCAL YEARS ENDED              NINE MONTHS ENDED
                                               ------------------------------   ---------------------------
                                               MAY 31,  MAY 31,    MAY 31,      FEBRUARY 28,   FEBRUARY 29,
                                                1993     1994      1995 (B)       1995 (B)       1996 (B)
                                               -------  -------  ------------   ------------   ------------
                                                          (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenues.....................................  $55,498  $68,855  $105,145       $ 73,879         $107,498
Operating expenses:
  Cost of services...........................   31,553   37,052    56,842         40,599           57,415
  Divisional selling, general and
   administrative expenses...................   17,847   23,810    34,104         23,837           34,058
  Corporate general and administrative
   expenses..................................    3,664    5,567     6,474          4,844            5,618
  Special compensation expense...............       --       --    34,585(c)      34,585(c)            --
                                               -------  -------  ------------   ------------   ------------
    Operating income (loss)..................    2,434    2,426   (26,860)(d)    (29,986)(d)       10,407
Interest expense, net........................     (757)    (538)     (750)          (530)             398
Other income (expense).......................      106    1,371       399            292               60
                                               -------  -------  ------------   ------------   ------------
    Income (loss) before income taxes........    1,783    3,259   (27,211)       (30,224)          10,865
Income tax expense (benefit).................      575      391    (9,454)       (10,484)           3,937
                                               -------  -------  ------------   ------------   ------------
    Net income (loss)........................    1,208    2,868   (17,757)(d)    (19,740)(d)        6,928
                                               -------  -------  ------------   ------------   ------------
                                               -------  -------  ------------   ------------   ------------
Earnings (loss) per common and common
 equivalent share............................  $  0.07  $  0.15  $  (0.96)(d)   $  (1.06)(d)     $   0.31
                                               -------  -------  ------------   ------------   ------------
                                               -------  -------  ------------   ------------   ------------
Weighted average common and common equivalent
 shares outstanding (e)......................   17,964   18,571    18,571         18,571           22,475
                                               -------  -------  ------------   ------------   ------------
                                               -------  -------  ------------   ------------   ------------

- ------------------------------
(a) The results of operations reflect the application of the pooling of interests method of accounting for the NAFS acquisition.

(b) The results of operations of NAFS that have been included in the combined statements for the year ended May 31, 1995, and the nine months ended February 28, 1995 and February 29, 1996 are for the year ended June 30, 1995 and the nine months ended March 31, 1995 and March 31, 1996, respectively.

(c) Represents a non-recurring, non-cash compensation expense of $34.6 million incurred by SITEL in 1995 resulting from the grant of stock options with an exercise price of $0.01 per share to 265 employees of the Company to replace stock appreciation rights previously granted under the Company's Employee Equity Benefit Plan and previously granted stock options.

(d) Excluding the special compensation expense and a one-time forgiveness of $528,000 owed by two stockholders, operating income, net income and net income per share would have been $8.3 million, $5.4 million and $0.29 for the fiscal year ended May 31, 1995 and $5.1 million, $3.4 million, and $0.18 for the nine months ended February 28, 1995, respectively.

(e) Consists of SITEL's historical weighted average common and common equivalent shares outstanding and the shares of SITEL Common Stock issued for the NAFS Acquisition.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders
SITEL Corporation and Subsidiaries

    We have audited the consolidated balance sheets of SITEL Corporation and Subsidiaries (the Company) as of May 31, 1994 and 1995 and the related consolidated statements of income (loss), changes in stockholders' equity and cash flows for each of the three years ended May 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of SITEL Corporation and Subsidiaries as of May 31, 1994 and 1995 and the consolidated results of their operations and their cash flows for each of the three years ended May 31, 1995 in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Omaha, Nebraska
August 4, 1995, except for
  Note 21 as to which
  the date is May 13, 1996

                       SITEL CORPORATION AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                  MAY 31, 1994 AND 1995 AND FEBRUARY 29, 1996

                                     ASSETS

                                                                                  MAY 31,           FEBRUARY 29,
                                                                         -------------------------  -------------
                                                                            1994          1995          1996
                                                                         -----------  ------------  -------------
                                                                                                     (UNAUDITED)
Current assets:
  Cash and cash equivalents............................................  $   615,859  $  1,191,577  $   6,324,635
  Trade accounts receivable (net of allowance for doubtful accounts of
   $260,343, $390,624, and $591,481, respectively).....................   10,440,409    15,898,239     23,036,143
  Marketable securities................................................           --            --     47,175,119
  Prepaid expenses.....................................................      189,846     1,371,791        735,214
  Recoverable income taxes.............................................           --        21,435        628,657
  Other................................................................      426,749       628,557      1,596,988
  Deferred income taxes................................................      266,000       386,848        476,447
                                                                         -----------  ------------  -------------
      Total current assets.............................................   11,938,863    19,498,447     79,973,203
                                                                         -----------  ------------  -------------
Property and equipment, net............................................    6,896,438     9,305,043     14,791,276
Deposits...............................................................      589,862       125,998        558,478
Other assets...........................................................      227,475       589,789             --
Loans receivable from related parties..................................      561,093       231,520        339,963
Goodwill...............................................................    1,658,086     1,860,487      5,957,677
Deferred income taxes..................................................    2,411,206    14,356,540     13,466,553
                                                                         -----------  ------------  -------------
      Total assets.....................................................  $24,283,023  $ 45,967,824  $ 115,087,150
                                                                         -----------  ------------  -------------
                                                                         -----------  ------------  -------------
                                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Note payable -- bank.................................................  $   920,000  $  3,126,000  $     700,000
  Current portion of long-term debt....................................    2,129,504     4,045,531         20,128
  Current portion of capitalized lease obligations.....................      312,500        83,884             --
  Trade accounts payable...............................................    2,887,819     3,393,659      5,162,526
  Income taxes payable.................................................       85,000            --             --
  Accrued wages, salaries and bonuses..................................    2,283,342     3,816,118      6,069,896
  Other accrued expenses...............................................      751,357       342,510        737,159
  Customer deposits and other..........................................       84,779        46,294        428,877
                                                                         -----------  ------------  -------------
      Total current liabilities........................................    9,454,301    14,853,996     13,118,586
                                                                         -----------  ------------  -------------
Long-term debt, net of current portion.................................    2,781,598     2,392,456        128,622
Capitalized lease obligations, net of current portion..................       90,027            --             --
Note payable to related party..........................................      492,388       492,388             --
Deferred revenue.......................................................       70,802            --             --
Deferred compensation and other liabilities............................      568,844       586,660        725,662
Common stock, subject to put option -- 1,495,060, 1,535,296 and 0
 shares, respectively..................................................    2,315,475     2,799,708             --
Commitments and contingencies
 (Notes, 2, 12, 13 and 14)
Stockholders' equity
  Capital stock:
    Class A common stock, voting, $.001 par value, 5,000,000 shares authorized, 4,010,000, 0 and 0 shares issued and outstanding,
     respectively......................................................        4,010            --             --
    Class B common stock, nonvoting $.001 par value, 5,000,000 shares authorized, 5,330,000, 0 and 0 shares issued and outstanding,
     respectively......................................................        5,330            --             --
    Class C common stock, voting, $.001 par value 1,250,000 shares authorized, 359,766, 0 and 0 shares issued and outstanding
     respectively......................................................          360            --             --
    Common stock, voting, $.001 par value 50,000,000 shares authorized,
     0, 9,709,826 and 18,524,492 shares issued and outstanding,
     respectively......................................................           --         9,710         18,524
    Common stock options...............................................      556,852            --             --
      Less: Deferred compensation......................................     (474,512)           --             --
Paid-in capital........................................................    1,816,718    36,581,874    106,502,222
Currency exchange adjustment...........................................           --            --         20,100
Retained earnings (deficit)............................................  $ 6,600,830   (11,748,968) $  (5,426,566)
                                                                         -----------  ------------  -------------
        Total stockholders' equity.....................................  $ 8,509,588    24,842,616    101,114,280
                                                                         -----------  ------------  -------------
        Total liabilities and stockholders' equity.....................  $24,283,023  $ 45,967,824  $ 115,087,150
                                                                         -----------  ------------  -------------
                                                                         -----------  ------------  -------------

   The accompanying notes are an integral part of the consolidated financial statements.

                       SITEL CORPORATION AND SUBSIDIARIES

                    CONSOLIDATED STATEMENTS OF INCOME (LOSS)

            FOR THE YEARS ENDED MAY 31, 1993, 1994 AND 1995 AND THE NINE MONTHS ENDED FEBRUARY 28, 1995 AND FEBRUARY 29, 1996

                                                                                                   NINE MONTHS ENDED
                                                          FOR THE YEARS ENDED MAY 31          ---------------------------
                                                   -----------------------------------------   FEBRUARY 28   FEBRUARY 29
                                                       1993          1994          1995           1995           1996
                                                   ------------  ------------  -------------  -------------  ------------
                                                                                                      (UNAUDITED)
Revenues.........................................  $ 55,498,016    68,855,377  $ 101,377,450  $  72,185,117  $ 98,860,581
                                                   ------------  ------------  -------------  -------------  ------------
Operating expenses:
  Cost of services...............................    31,552,773    37,051,508     55,053,712     39,630,178    52,950,817
  Division selling, general and administrative
   expenses......................................    17,847,462    23,809,893     32,978,848     23,286,846    31,484,322
  Corporate general and administrative
   expenses......................................     3,663,990     5,568,077      6,160,069      4,663,190     5,170,133
  Special compensation expense...................            --            --     34,585,062     34,585,062            --
                                                   ------------  ------------  -------------  -------------  ------------
      Total operating expenses...................    53,064,225    66,429,478    128,777,691    102,165,276    89,605,272
                                                   ------------  ------------  -------------  -------------  ------------
      Operating income (loss)....................     2,433,791     2,425,899    (27,400,241)   (29,980,159)    9,255,309
                                                   ------------  ------------  -------------  -------------  ------------
Other income (expense):
  Interest income................................        14,553        11,301        115,892         99,541       557,847
  Interest expense...............................      (771,185)     (549,371)      (818,368)      (604,052)      (85,063)
  Other income...................................       106,244     1,371,365        399,349        292,137        59,836
                                                   ------------  ------------  -------------  -------------  ------------
      Total other income (expense)...............      (650,388)      833,295       (303,127)      (212,374)      532,620
                                                   ------------  ------------  -------------  -------------  ------------
      Income (loss) before income taxes..........     1,783,403     3,259,194    (27,703,368)   (30,192,533)    9,787,929
                                                   ------------  ------------  -------------  -------------  ------------
Income tax expense (benefit):
  Current........................................       970,000     1,184,150      2,462,569      1,694,765     4,265,915
  Deferred.......................................      (394,380)     (793,000)   (12,066,182)   (12,179,128)     (800,388)
                                                   ------------  ------------  -------------  -------------  ------------
      Total income tax expense (benefit).........       575,620       391,150     (9,603,613)   (10,484,363)    3,465,527
                                                   ------------  ------------  -------------  -------------  ------------
Net income (loss)................................  $  1,207,783  $  2,868,044  $ (18,099,755) $ (19,708,170) $  6,322,402
                                                   ------------  ------------  -------------  -------------  ------------
                                                   ------------  ------------  -------------  -------------  ------------
Per share amounts:
  Earnings (loss) per common and common
   equivalent share..............................  $       0.07  $       0.17  $       (1.05) $       (1.15) $       0.30
                                                   ------------  ------------  -------------  -------------  ------------
                                                   ------------  ------------  -------------  -------------  ------------
Weighted average common and common equivalent
 shares outstanding..............................    16,600,330    17,206,906     17,206,906     17,206,906    21,111,080
                                                   ------------  ------------  -------------  -------------  ------------
                                                   ------------  ------------  -------------  -------------  ------------

The accompanying notes are an integral part of the consolidated financial statements.

                       SITEL CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

            FOR THE YEARS ENDED MAY 31, 1993, 1994 AND 1995 AND THE NINE MONTHS ENDED FEBRUARY 28, 1995 AND FEBRUARY 29, 1996

                                                                                                    NINE MONTHS ENDED
                                                           FOR THE YEARS ENDED MAY 31          ----------------------------
                                                    -----------------------------------------   FEBRUARY 28    FEBRUARY 29
                                                        1993          1994          1995           1995           1996
                                                    ------------  ------------  -------------  -------------  -------------
                                                                                                       (UNAUDITED)
Cash flow from operating activities:
  Net Income (loss)...............................  $  1,207,783  $  2,868,044  $ (18,099,755) $ (19,708,170) $   6,322,402
  Adjustments to reconcile net income (loss) to
   net cash provided by operating activities:
    Special compensation expenses.................            --            --     34,585,062     34,585,062             --
    Depreciation and amortization.................     3,041,305     3,762,850      4,404,976      3,233,363      4,275,157
    Provision for deferred income taxes...........      (394,380)     (793,000)   (12,066,182)   (12,179,128)       800,388
    Deferred compensation.........................        44,614       606,567         56,648       (316,817)      (360,999)
    Loss on sale of property and equipment........            --        65,180         56,441          8,501             --
    Forgiveness of loans receivable from related
     parties......................................            --            --        449,396        449,396             --
    Change in assets and liabilities net of
     effects from 1993 merger with May
     Telemarketing:
      Trade accounts receivable...................    (3,864,579)   (1,263,279)    (5,457,830)    (2,962,704)    (7,137,903)
      Refundable income taxes.....................       177,424            --        (21,435)            --       (607,222)
      Prepaid expenses............................       199,441       125,760     (1,181,945)        30,359        636,576
      Other current assets........................      (843,248)      685,981       (201,808)      (227,332)      (208,627)
      Deposits....................................      (205,521)     (355,765)       463,864        217,155        137,825
      Trade accounts payable......................     1,585,482      (503,235)       505,840        173,526      1,768,867
      Accrued wages, salaries and bonuses.........       281,882     1,045,603      1,532,776        929,735      2,253,778
      Other accrued expenses......................      (307,695)        9,166       (447,332)       282,532        394,647
      Income taxes payable........................       542,276      (457,276)       (85,000)       127,750             --
      Deferred revenue............................      (834,909)     (488,096)       (70,802)       (70,802)            --
                                                    ------------  ------------  -------------  -------------  -------------
        Net cash provided by operating
         activities...............................       629,875     5,308,500      4,422,914      4,572,426      8,274,889
                                                    ------------  ------------  -------------  -------------  -------------
Cash flows from investing activities:
  Purchases of property and equipment.............    (4,203,718)   (3,549,721)    (6,779,302)    (5,944,836)    (9,159,262)
  Proceeds from sales of property and equipment...            --       602,420             --             --             --
  Acquisition of Canadian subsidiary..............            --            --             --             --     (4,184,080)
  Investments in marketable securities............            --            --             --             --    (60,025,119)
  Sales of marketable securities..................            --            --             --             --     12,850,000
  Advances on loans receivable from related
   parties........................................       (10,700)     (111,697)      (119,823)      (109,563)      (108,443)
  Payments received on loans receivable from
   related parties................................        45,500        21,862             --             --             --
  Changes in other assets.........................        (6,307)       62,546       (362,314)       (10,387)       402,069
                                                    ------------  ------------  -------------  -------------  -------------
        Net cash used in investing activities.....    (4,175,225)   (2,974,570)    (7,261,439)    (6,064,786)   (60,224,835)
                                                    ------------  ------------  -------------  -------------  -------------
Cash flows from financing activities:
  Borrowings on note payable -- bank..............    18,300,000    44,339,210     47,147,500     33,161,500      9,650,000
  Repayments on note payable -- bank..............   (15,707,511)  (47,006,200)   (44,941,500)   (33,481,500)   (12,076,000)
  Borrowings on long-term debt....................     4,034,416     4,995,000      4,157,500      4,157,500             --
  Repayment of long-term debt.....................    (2,406,649)   (4,288,120)    (2,630,614)    (1,763,846)    (6,373,122)
  Borrowings of note payable to related party.....       245,000       247,388             --             --             --
  Repayment of note payable to related party......            --            --             --             --       (492,388)
  State incentive credit received.................            --            --             --             --        800,000
  Common stock issued.............................        19,500            --             --             --     65,574,514
  Payments on capital lease obligations...........      (303,998)     (541,750)      (318,643)      (240,613)            --
  Cash overdraft..................................       (98,987)           --             --             --             --
                                                    ------------  ------------  -------------  -------------  -------------
      Net cash provided by (used in) investing
       activities.................................     4,081,771    (2,254,472)     3,414,243      1,833,041     57,083,004
                                                    ------------  ------------  -------------  -------------  -------------
      Net increase in cash........................       536,421        79,438       575,718,        340,681      5,133,058
Cash and cash equivalents, beginning of period....            --       536,421        615,859        615,859      1,191,577
                                                    ------------  ------------  -------------  -------------  -------------
Cash and cash equivalents, end of period..........  $    536,421  $    615,859  $   1,191,577  $     956,540  $   6,324,635
                                                    ------------  ------------  -------------  -------------  -------------
                                                    ------------  ------------  -------------  -------------  -------------
Supplemental statements of cash flow information
  Interest paid...................................  $    782,166  $    511,217  $     807,298  $     593,795  $      82,075
  Income taxes paid...............................       250,300     1,639,357      2,569,004      1,100,000      1,722,500

Supplemental Schedule of Noncash Investing and Financing activities:
  During 1993 the Company issued 1,854,826 shares of Class C Common stock with a fair value of $3,579,812 for the purchase of May Telemarketing, Inc. (See
   Note 2).

  Additions to property and equipment of $817,134 in 1993 were financed through capital issue obligations:

  In 1993, an investment in Common Stock of $200,000 was received in exchange for securities.

  In 1995, 50,296 shares of Class C Common Stock were issued (see Note 2).

   The accompanying notes are an integral part of the consolidated financial statements.

                       SITEL CORPORATION AND SUBSIDIARIES

           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

FOR THE YEARS ENDED MAY 31, 1993, 1994, 1995 AND THE NINE MONTHS ENDED FEBRUARY
                                    29, 1996

                                                                                                                  OPTIONS LESS
                                                                CLASS A      CLASS B      CLASS C      COMMON       DEFERRED
                                                                COMMON       COMMON       COMMON        STOCK     COMPENSATION
                                                              -----------  -----------  -----------  -----------  -------------
Balance, May 31, 1992.......................................   $   3,500    $   5,742    $      --           --    $        --
  Issuance of 97,500 shares of Class B Common stock.........          --           98           --           --             --
  Exchange of 510,000 shares of Class B common stock for
   Class A common stock.....................................         510         (510)          --           --             --
  Common stock options, less deferred compensation..........          --           --           --           --         27,114
  Issuance at 1,854,826 shares of Class C common stock less
   1,495,660 shares subject to put option...................          --           --          360           --             --
  Accretion of put option...................................          --           --           --           --             --
  Net income................................................          --           --           --           --             --
                                                              -----------  -----------  -----------  -----------  -------------
Balance, May 31, 1993.......................................       4,010        5,330          360           --         27,114
  Common stock options less deferred compensation...........          --           --           --           --         55,226
  Accretion of put option...................................          --           --           --           --             --
  Net income................................................          --           --           --           --             --
                                                              -----------  -----------  -----------  -----------  -------------
Balance, May 31, 1994.......................................       4,010        5,330          360           --         82,340
  Issuance of 50,296 shares of Class Common stock, less
   40,236 shares subject to put option......................          --           --           10           --             --
  Special compensation -- options issued....................          --           --           --           --        (82,340)
  Accretion of put option...................................          --           --           --           --             --
  Conversion 4,010,000 shares of Class A, 5,330,000 shares
   of Class B, and 369,826 shares of Class C common into a
   single class of common stock due to reincorporation            (4,010)      (5,330)        (370)       9,710             --
  Net loss..................................................          --           --           --           --             --
                                                              -----------  -----------  -----------  -----------  -------------
Balance May 31, 1995........................................          --           --           --        9,710             --
  Issuance of 3,800,000 shares of common stock net of
   offering expenses........................................          --           --           --        3,800             --
  Cancellation of the put option............................          --           --           --        1,536             --
  Issuance of 2,991,110 shares of common stock net of
   offering expenses........................................          --           --           --        2,992             --
  Stock issued for option exercises.........................          --           --           --          486             --
  Tax benefit of stock options exercised....................          --           --           --           --             --
  Currency exchange adjustment..............................          --           --           --           --             --
  Net income................................................          --           --           --           --             --
                                                              -----------  -----------  -----------  -----------  -------------
Balance, February 29, 1996 (unaudited)......................   $      --           --           --    $  18,524    $        --
                                                              -----------  -----------  -----------  -----------  -------------
                                                              -----------  -----------  -----------  -----------  -------------

                                                               CURRENCY                     RETAINED         TOTAL
                                                               EXCHANGE       PAID-IN       EARNINGS     STOCKHOLDERS'
                                                              ADJUSTMENT      CAPITAL       (DEFICIT)       EQUITY
                                                              -----------  -------------  -------------  -------------
Balance, May 31, 1992.......................................   $      --   $      68,334  $   2,990,008  $   3,067,584
  Issuance of 97,500 shares of Class B Common stock.........          --          19,402             --         19,500
  Exchange of 510,000 shares of Class B common stock for
   Class A common stock.....................................          --              --             --             --
  Common stock options, less deferred compensation..........          --              --             --         27,114
  Issuance at 1,854,826 shares of Class C common stock less
   1,495,660 shares subject to put option...................          --       1,728,982             --      1,729,342
  Accretion of put option...................................          --              --       (192,097)      (192,097)
  Net income................................................          --              --      1,207,783      1,207,783
                                                              -----------  -------------  -------------  -------------
Balance, May 31, 1993.......................................          --       1,816,718      4,005,694      5,859,226
  Common stock options less deferred compensation...........          --              --             --         55,226
  Accretion of put option...................................          --              --       (272,908)      (272,908)
  Net income................................................          --              --      2,868,044      2,868,044
                                                              -----------  -------------  -------------  -------------
Balance, May 31, 1994.......................................          --       1,816,718      6,600,830      8,509,588
  Issuance of 50,296 shares of Class Common stock, less
   40,236 shares subject to put option......................          --          58,539             --         58,549
  Special compensation -- options issued....................          --      34,706,617             --     34,624,277
  Accretion of put option...................................          --              --       (250,043)      (250,043)
  Conversion 4,010,000 shares of Class A, 5,330,000 shares
   of Class B, and 369,826 shares of Class C common into a
   single class of common stock due to reincorporation                --              --             --             --
  Net loss..................................................          --              --    (18,099,755)   (18,099,755)
                                                              -----------  -------------  -------------  -------------
Balance May 31, 1995........................................          --      36,581,874    (11,748,968)    24,842,616
  Issuance of 3,800,000 shares of common stock net of
   offering expenses........................................          --      23,167,230             --     23,171,030
  Cancellation of the put option............................          --       2,798,172             --      2,799,708
  Issuance of 2,991,110 shares of common stock net of
   offering expenses........................................          --      42,397,461             --     42,400,453
  Stock issued for option exercises.........................          --           2,545             --          3,031
  Tax benefit of stock options exercised....................          --       1,554,940             --      1,554,940
  Currency exchange adjustment..............................      20,100              --             --         20,100
  Net income................................................          --              --      6,322,402      6,322,402
                                                              -----------  -------------  -------------  -------------
Balance, February 29, 1996 (unaudited)......................   $  20,100   $ 106,502,222  $  (5,426,566) $ 101,114,280
                                                              -----------  -------------  -------------  -------------
                                                              -----------  -------------  -------------  -------------

                       SITEL CORPORATION AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  ACCOUNTING POLICIES:
    The consolidated financial statements at February 29, 1996 and for the nine months then ended are unaudited and reflect all normal and recurring adjustments which are, in the opinion of management, necessary for a fair presentation of the financial position, operating results, and cash flows for the interim periods. The results of operations for the nine months ended February 29, 1996 are not necessarily indicative of the results for the entire fiscal year ending May 31, 1996.

    The following is a summary of significant accounting policies followed in the preparation of these financial statements.

    (a)   PRINCIPLES  OF CONSOLIDATION.   The  consolidated financial statements
include the accounts of SITEL Corporation and its subsidiaries ("the Company"). All significant intercompany accounts and transactions have been eliminated.

    (b) INDUSTRY INFORMATION. The Company is engaged in inbound, outbound and interactive teleservices, operating primarily in the Midwest.

    (c) REVENUE RECOGNITION. The Company recognizes teleservicing revenues as services are performed for its customers.

    As part of the merger described in Note 2, the Company entered into several marketing agreements under which the Company subcontracts teleservices for which the Company is the primary contracting party. Under these arrangements, the Company also provides teleservicing consulting and sells computer hardware and software to the subcontractors for a specified fee. Consultation fees are recognized as revenue upon completion and certification by the customer. Revenue generated from hardware and software sales is recognized at delivery.

    Deferred revenue relates to a subsidiary's sales of magazine subscriptions, which are recognized as the subscriptions are delivered.

    (d) CASH EQUIVALENTS. Cash equivalents generally consist of highly liquid debt instruments purchased with an original maturity of three months or less.

    (e) PROPERTY AND EQUIPMENT. Property and equipment are stated at cost less accumulated depreciation. Major renewals and improvements are capitalized and charged to expense through depreciation. Repairs and maintenance are charged to expense as incurred. Depreciation is determined using the straight-line method over the estimated useful lives of the respective assets. Equipment recorded under capital leases is amortized on a straight-line basis over the shorter of the estimated useful life of the assets or the lease term. Estimated useful lives are as follows:

                                                                                           YEARS
                                                                                         ---------

Telecommunications equipment...........................................................        3-5
Furniture and equipment................................................................        5-7
Leasehold improvements.................................................................       3-14
Automobiles............................................................................          3

    Upon sale or retirement, the related cost and accumulated depreciation are removed from the accounts, and any gain or loss is recognized in the statement of income.

    (f) INCOME TAXES. Deferred tax assets and liabilities are determined based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates and laws applicable to the years in which the differences are expected to reverse. Valuation allowances, if any,

                       SITEL CORPORATION AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.  ACCOUNTING POLICIES: (CONTINUED)
are established when necessary to reduce deferred tax assets to the amount that is more likely than not to be realized. Income tax expense is the tax payable for the period and the change during the period in deferred tax assets and liabilities.

    (g) GOODWILL. Goodwill consists of the difference between the fair value of net assets acquired and the fair value of common shares issued as a result of the acquisitions described in Note 2, and is being amortized using the straight-line method over 25 years. Accumulated amortization of goodwill at May 31, 1993, 1994 and 1995 was $109,241, $277,481 and $367,802, respectively. The
Company reviews the carrying value of goodwill at each balance sheet date to assess recoverability based on estimated undiscounted future operating cash flows. Impairments would be recognized in operating results if a permanent diminution in value were to occur based on discounted cash flows.

    (h)   EARNINGS  PER  SHARE.   Earnings  per  share  attributable  to  common
shareholders has been computed using the weighted average number of common and common equivalent shares outstanding (see Note 13).

                                                          MAY 31                          NINE MONTHS ENDED
                                        -------------------------------------------  ----------------------------
                                            1993           1994           1995          2/29/96        2/28/95
                                        -------------  -------------  -------------  -------------  -------------
Common stock..........................     10,638,546     11,245,122     11,245,122     15,628,954     11,245,122
Common stock equivalents stock
 options..............................      5,961,784      5,961,784      5,961,784      5,482,126      5,961,784
                                        -------------  -------------  -------------  -------------  -------------
                                           16,600,330     17,206,906     17,206,906     21,111,080     17,206,906
                                        -------------  -------------  -------------  -------------  -------------
                                        -------------  -------------  -------------  -------------  -------------

Pursuant to Securities and Exchange Commission Staff Accounting Bulletin No. 83, options to purchase common stock granted with exercise prices below the assumed initial public offering price per share during the 12 months preceding the date of the initial filing of the Registration Statement are included in the calculation of common equivalent shares, using the treasury stock method, as if they were outstanding for all periods presented.

    (i)   RECLASSIFICATION.     Certain  amounts  in the  prior  year  financial
statements have been reclassified to conform with the current year presentation.

2.  ACQUISITIONS:
    Effective September 28, 1992, the Company entered into an agreement with plan of merger with May Telemarketing, Inc. ("May"), which has been accounted for by the purchase method of accounting. The Company issued 1,854,826 shares of Class C common stock with a fair value of $3,579,812 to the existing preferred and common shareholders of May. The operating results of this acquisition are included in the Company's consolidated results of operations from the date of the merger. If certain stock options of the Company outstanding at the time of merger were exercised, additional shares would be issued to the former shareholders of May to maintain their ownership percentage. In February 1995, 50,296 shares of Class C common stock were issued to comply with this provision (40,236 shares subject to put option).

    The issuance was recorded by increasing goodwill by the estimated fair value of the stock issued ($2.33) per share.

                       SITEL CORPORATION AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  ACQUISITIONS: (CONTINUED)
    If the acquisition had occurred on June 1, 1992, management estimates that on an unaudited pro forma basis, revenues, net income and earnings per common and common equivalent share would have been as follows for the year ended May 31, 1993:

Revenue...............................................................  $58,617,279
Net income............................................................      909,608
Earnings per common and common equivalent share.......................         0.05

    These estimates were prepared based on assumptions that management deems appropriate, but results are not necessarily indicative of those that might have occurred had the acquisition taken place on June 1, 1992.

    On February 1, 1996, the Company acquired substantially all the net assets of CTC Canadian Telephone Corporation and 2965496 Canada Inc., which were privately held telemarketing service agencies operating four teleservicing call centers in Canada. The purchase price, including acquisition expenses, was approximately $4.2 million plus assumption and payment of approximately $1.6 million in liabilities. As of February 29, 1996, $759,803 of the amount which the Company paid into escrow to pay the assumed liabilities remained undisbursed. This amount was classified as an other current asset and the associated liabilities are classified as accounts payable. Results of operations prior to acquisition were not significant.

3.  PUBLIC OFFERINGS:

    The Company completed an initial public offering ("IPO") of common stock in June 1995. The Company sold 3,800,000 shares of common stock at an initial public offering price of $6.75 per share resulting in net proceeds to the Company of $23,171,030 after deducting the underwriting discount and offering expenses.

    Upon completion of the IPO, the put option on common stock was eliminated.

    The Company completed an additional public offering of common stock in February, 1996. The Company sold 2,991,110 shares of common stock at a public offering price of $15.00 per share resulting in net proceeds to the Company of $42,400,453, after deducting the underwriting discount and offering expenses.

    A portion of the Company's net proceeds from the IPO was used to retire all bank notes payable and the note payable to a related party. The remaining net proceeds from both offerings are being used for general working capital purposes and to support the Company's growth, which may include purchases of capital equipment and the acquisition of companies engaged in teleservicing or related businesses.

                       SITEL CORPORATION AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4.  MARKETABLE SECURITIES:

    The Company has invested the proceeds from the stock offerings pursuant to the investment policy adopted by the Board of Directors. The marketable securities are classified as available for sale and the amortized cost basis approximates fair value. At February 29, 1996, the maturities of the securities are as follows:

                                                                                CARRYING VALUE
                                                                                --------------
U.S. debt securities
  over 10 years...............................................................  $    4,500,000
  1 to 5 years................................................................       1,000,000
  less than 1 year............................................................       1,014,380
Municipal debt securities:
  over 10 years...............................................................       7,698,430
  5 to 10 years...............................................................         752,477
  less than 1 year............................................................       4,523,050
Foreign debt securities:
  less than 1 year............................................................       1,000,000
Mutual Muni Fund:
  less than 1 year............................................................      17,875,000
Money Market Fund:
  less than 1 year............................................................       5,811,782
Corporate debt securities:
  less than 1 year............................................................       3,000,000
                                                                                --------------
  Total.......................................................................  $   47,175,119
                                                                                --------------
                                                                                --------------

5.  PROPERTY AND EQUIPMENT:
    Property and equipment consists of the following:

                                                                                    MAY 31,
                                                                         ------------------------------
                                                                              1994            1995
                                                                         --------------  --------------
Telecommunications equipment...........................................  $   11,960,190      17,239,426
Furniture and equipment................................................       3,606,177       4,667,408
Leasehold improvements.................................................       1,072,806       1,348,750
Automobiles............................................................         151,120          50,513
                                                                         --------------  --------------
                                                                             16,790,293      23,306,097
  Less accumulated depreciation........................................       9,893,855      14,001,054
                                                                         --------------  --------------
                                                                         $    6,896,438  $    9,305,043
                                                                         --------------  --------------
                                                                         --------------  --------------

6.  NOTE PAYABLE -- BANK:
    The Company has a revolving line of credit with a bank which provides for maximum borrowings of $6,000,000, with principal due on November 1, 1996. At February 29, 1996, the unused portion of the line of credit was $5,300,000. Interest, payable monthly, accrues on borrowings under the revolving line of credit at 1/2% under the bank's national prime lending rate (7.75% at February 29, 1996).

    The agreement provides that the Bank will review the revolving line of credit on an annual basis and will consider renewal based on the Company's audited financial statements. In the event the Bank chooses not to renew the agreement, the Company will be allowed to extend the term of the note for sixty days from the date of maturity, provided the Company is in compliance with all covenants.

                       SITEL CORPORATION AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

6.  NOTE PAYABLE -- BANK: (CONTINUED)
    This line is collateralized by accounts receivable, equipment and other assets of the Company.

    The agreement contains restrictive covenants which, among other things, restrict the declaration of dividends to 50% of net income, require the maintenance of certain financial ratios, limit capital expenditures, executive compensation, bonuses, and restrict future indebtedness. The Company obtained a waiver from the lender to permit capital expenditures in 1995 in excess of the amount permitted under the agreement.

    As described in Note 3, the balance of the outstanding Note Payable -- Bank at the time of the offering was paid using a portion of the net proceeds from the initial public offering.

7.  LONG-TERM DEBT:
    Long-term debt consists of the following:

                                                                                                MAY 31,
                                                                                      ----------------------------
                                                                                          1994           1995
                                                                                      -------------  -------------
Bank note payable, interest at 7.75%. Due in monthly installments of $85,250 with final principal due September 1, 1995. This note is collateralized by accounts
 receivable, equipment and other assets of the Company..............................  $   2,129,232  $   1,243,061
Bank note payable, interest at 7%. Due in monthly installments of $55,656 including
 interest through September 1995. The note is collateralized by certain equipment...        781,870        142,614
Bank note payable, interest at 8%. Due in monthly installments of $62,680 including interest through April 1996. A final balloon payment is due May 1996. This note is
 collateralized by accounts receivable, equipment and other assets of the Company...      2,000,000      1,387,319
Bank note payable interest at 9.5%. Due in monthly installments of $128,158 including interest through November 1996. A final balloon payment is due December
 1996. This note is collateralized by accounts receivable, equipment and other
 assets of the Company..............................................................       --            3,511,060
Note payable to a state's department of economic development, interest at 2%. Due in monthly installments of $1,449 including interest, with final principal due
 February 2000. This note is collateralized by an irrevocable letter of credit
 issued by regional bank............................................................       --              153,933
                                                                                      -------------  -------------
                                                                                          4,911,102      6,437,987
    Less current portion............................................................      2,129,504      4,045,531
                                                                                      -------------  -------------
                                                                                      $   2,781,598  $   2,392,456
                                                                                      -------------  -------------
                                                                                      -------------  -------------

    Future principal payments at May 31, 1995 are as follows:

FISCAL YEAR END MAY 31,
- -----------------------------------------------------------------------------------------
1996.....................................................................................  $   4,045,531
1997.....................................................................................      2,267,697
1998.....................................................................................         15,030
1999.....................................................................................         15,333
2000.....................................................................................         94,396
                                                                                           -------------
                                                                                           $   6,437,987
                                                                                           -------------
                                                                                           -------------

                       SITEL CORPORATION AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

7.  LONG-TERM DEBT: (CONTINUED)
    Bank notes payable with an outstanding balance of $6,141,440 at May 31, 1995 are included in the debt agreement discussed in Note 6 and subject to the same restrictive covenants associated with the revolving line of credit.

    As described in Note 3, all bank notes payable were retired using a portion of the Company's net proceeds from the initial public offering.

8.  CAPITAL LEASE OBLIGATIONS:
    The Company leases equipment under lease agreements which have been capitalized using the interest rates appropriate at the inception of the lease.

    Capitalized leased equipment included in fixed assets was $996,716 and $854,669 at May 31, 1994 and 1995, respectively. Accumulated depreciation on this equipment was $433,326 and $478,630 at May 31, 1994 and 1995, respectively.

    Future lease payments under these leases at May 31, 1995 are as follows:

Fiscal year end May 31, 1996......................................  $  85,242
Less amount representing interest.................................      1,358
                                                                    ---------
Present value of net minimum obligations..........................  $  83,884
                                                                    ---------
                                                                    ---------

9.  NOTE PAYABLE TO RELATED PARTY:
    Note payable to related party bears interest at a variable rate of 1% over a national prime lending rate (10% at May 31, 1995). Principal is due on September 1, 1997 and is subordinate to certain bank notes. Interest expense related to this note was $5,826, $12,700 and $47,178 in the years ended May 31, 1993, 1994 and 1995, respectively.

    As described in Note 3, the note payable to related party was retired using a portion of the net Company's proceeds from the initial public offering.

10. INCOME TAXES:
    The components of the net deferred tax assets as of May 31, 1994 and 1995 were as follows:

                                                                                      MAY 31,
                                                                           -----------------------------
                                                                               1994            1995
                                                                           -------------  --------------
Deferred tax assets:
  Current:
    Allowance for doubtful accounts......................................  $      89,000  $      132,812
    Accrued vacation.....................................................        177,000         254,036
                                                                           -------------  --------------
                                                                                 266,000         386,848
                                                                           -------------  --------------
                                                                           -------------  --------------
  Noncurrent:
    Net operating loss carryforwards.....................................        728,770         652,943
    State income tax credit carryforwards................................      1,118,278       1,446,490
    Special compensation.................................................             --      11,758,921
    Deferred compensation................................................        133,795          80,605
    Excess book over tax depreciation....................................        430,363         417,581
                                                                           -------------  --------------
                                                                               2,411,206      14,356,540
                                                                           -------------  --------------
        Total deferred tax assets........................................  $   2,677,206  $   14,743,388
                                                                           -------------  --------------
                                                                           -------------  --------------

                       SITEL CORPORATION AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

10. INCOME TAXES: (CONTINUED)
    At May 31, 1995, the Company had May pre-acquisition net operating loss carryforwards of approximately $1,920,000 which will expire in 2004. Current tax expense was reduced from the use of net operating loss carryforwards for the years ended May 31, 1993, 1994 and 1995, by approximately $50,000, $75,000 and $75,000, respectively. The Company has qualified for state income tax credits and sales tax credits under Nebraska statute LB 775. These credits were used to offset state taxable income for the years ended May 31, 1993, 1994 and 1995 and approximately $2,207,000 of tax credits can be carried forward through 2005. The Company can continue to earn additional credits through May 31, 1997 under Nebraska statute LB 775.

    The Company will need to generate approximately $69 million of taxable income through future operations to fully utilize the deferred tax assets. Based on the current level of approximately $9.0 million of taxable income, management believes it is more likely than not that future taxable income will be sufficient to fully utilize all deferred tax assets recorded.

    The difference between the Company's income tax expense as reported in the accompanying financial statements and that which would be calculated using the statutory income tax rate of 34% on income is as follows:

                                                                               MAY 31,
                                                              ------------------------------------------
                                                                 1993          1994            1995
                                                              -----------  -------------  --------------
Tax at statutory rate.......................................  $   606,357  $   1,108,126  $   (9,419,145)
Amortization of goodwill....................................       37,142         57,202          30,761
Officers' life insurance....................................        9,312          8,560          28,016
State tax credits, net of state taxes and federal tax
 benefits...................................................     (141,121)      (428,775)       (261,882)
Jobs credits................................................      (26,400)      (101,337)       (184,517)
Nondeductible expenses......................................       10,115         16,609          52,534
Prior year tax adjustments..................................      --            (185,000)        106,197
Other.......................................................  $    80,215        (84,235)         44,423
                                                              -----------  -------------  --------------
                                                              $   575,620        391,150  $   (9,603,613)
                                                              -----------  -------------  --------------
                                                              -----------  -------------  --------------

11. OPERATING LEASE OBLIGATIONS:
    The Company leases property and certain equipment under noncancellable arrangements which are defined as operating leases. These lease obligations expire at various dates through 1999. Rent expense was $1,206,931, $1,515,993, $1,868,302 for the years ended May 31, 1993, 1994 and 1995, respectively. Certain leases of real property provide options to extend the lease term. These commitments are included in the following future minimum rental commitments under noncancellable operating leases.

FISCAL YEAR END MAY 31
- -----------------------------------------------------------------------------------------
1996.....................................................................................  $   2,231,806
1997.....................................................................................      2,060,767
1998.....................................................................................      1,800,463
1999.....................................................................................      1,382,426
2000.....................................................................................        517,872

    The Company leases certain property from related parties. Total rent payments to related parties were $577,299, $641,433 and $605,534 in the years ended May 31, 1993, 1994 and 1995, respectively.

                       SITEL CORPORATION AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

12. CLASS C COMMON STOCK, SUBJECT TO PUT OPTION:
    A stockholder (prior stockholder in May) with 1,535,292 shares of Class C common stock has the right to exercise a put option from July 1, 1997 to November 30, 1997. If the put option is exercised, the Company will issue a note equal to the difference between $4,500,000 and the amount of certain expenditures made by the stockholder relating to obligations not assumed by the Company in the May merger. Such amounts were $1,346,048 and $1,416,496 at May 31, 1994 and 1995, respectively. Principal payments are due in four equal annual installments. The note will bear interest at 7%, payable in equal quarterly installments over five years.

    If the fair market value of all of the put option shares is less than the face amount of the note, all of the put option shares will be redeemed by the issuance of the note. If the fair market value of all of the put option shares is greater than the face amount of the note, the put option shares not redeemed by the issuance of the note, shall be retired and Class B nonvoting common stock will be issued on a one-for-one basis. If the option expires, all put option shares shall be retired and Class B nonvoting common stock will be issued on a one-for-one basis.

    If the Company sells substantially all of its assets or the principal stockholders sell in excess of 50% of their stock within one year of the notice to exercise the put option, the Company is required to reimburse the shareholder for the additional amount, if any, it would have received for its Class C shares had it continued to own the shares as of such event.

    The value of the put option is being accreted by charges to retained earnings over the life of the put option.

    As described in Note 3, the put option was eliminated upon completion of the initial public offering.

13. STOCK OPTIONS AND OTHER STOCK AND COMPENSATION ARRANGEMENTS:
    During the years ended May 31, 1993, 1994 and 1995, the Company granted stock options to key employees for the purchase of up to 1,737,500 shares of Class B common stock at prices ranging from $0.20 to $2.31 per share. For the shares of stock issued under this plan, the Company has the option to repurchase the shares when the employees cease employment. During the year ended May 31, 1993, 97,500 options were exercised at $0.20 per share. During the year ended May 31, 1995, 85,000 options were terminated. The 1,555,000 options remaining under the plan were replaced with new options in February 1995, as discussed below.

    In February 1987, the Company granted an option to a key employee of 1,000,000 shares of Class B common stock at par value ($.001). These options were replaced with new options in February 1995, as discussed below.

    In February 1995, the Board of Directors and stockholders of the Company adopted the SITEL Corporation Stock Plan for Replacement of Existing Options (the "Replacement Plan"). Pursuant to this plan, the Company granted new options for an aggregate of 2,270,926 shares of the Company's common stock as replacement for existing options described above. No further options will be granted under this plan. New options were granted based upon the amount by which estimated fair value per share ($2.33) exceeded the exercise price of options being exchanged.

    Options granted pursuant to the Replacement Plan have exercise prices equal to $0.005 per share. The options are exercisable in five equal annual installments, beginning at the earlier of January 1, 1996 or six months after completion of the initial public offering referred to in Note 3, and expire in May 2000. The Company recorded these options at the estimated fair value of the stock on the date of the grant ($2.33 a share), with a corresponding charge to special compensation expense.

                       SITEL CORPORATION AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

13. STOCK OPTIONS AND OTHER STOCK AND COMPENSATION ARRANGEMENTS: (CONTINUED)
    The Company had an employee equity benefit plan (EEB Plan) whereby all qualified exempt personnel would receive the increase in the value of the employee's units from the date the employee was awarded the units to the date of certain events, including the employee's death or retirement or the sale of the Company.

    The employee forfeited such benefits upon termination of employment. The value per unit was determined annually by the Board of Directors.

    The EEB Plan was terminated in February 1995, concurrent with adoption of the SITEL Corporation Stock Option Plan (EEB Replacement Plan), and the
6,327,750 units outstanding at May 31, 1995, with base values per unit ranging from $1.70 to $3.42, were replaced as described below. Each unit was exchanged for the appropriate number of new options based upon the amount by which estimated fair value per share ($2.33) exceeded the base value of each unit.

    The EEB Replacement Plan was adopted in February 1995, pursuant to which the Company granted nonqualified options to personnel who owned units under the EEB Plan, to purchase up to 3,690,860 shares of the Company's common stock. Options granted pursuant to the EEB Replacement Plan have an exercise price equal to $0.005 per share. The options are exercisable in five equal installments, beginning January 1, 1996 and expire in May 2000. The Company recorded these options at the estimated fair value of the stock on the date of the grant ($2.33 per share), with a corresponding charge to special compensation expense. No further options will be granted under the EEB Replacement Plan.

    At May 31, 1995, 5,961,784 options were outstanding with an exercise price of $0.005. None of the options issued have been exercised or are exercisable.

    In April 1995, the Board of Directors and the stockholders of the Company adopted the SITEL Corporation 1995 Employee Stock Option Plan and the 1995 Non-Employee Directors Stock Option Plan (the "New Stock Option Plans"). The New Stock Option Plans provide for the granting of options to purchase up to an aggregate of 1,460,000 shares of Common Stock to employees and directors. Options granted under the New Stock Option Plan may be either "Incentive Options" or "Non-qualified Options."

    Incentive Options may not be granted at exercise prices less than the fair market value of the Common Stock on the date of grant (or, for an option granted to a person holding more than 10% of the Company's voting stock, at less than 110% of fair market value) and Non-qualified Options may not be granted at an exercise price less than 85% of fair market value on the date of grant.

    The New Stock Option Plans also provide for automatic grants of Non-qualified Options to each independent director of the Company. Each independent director will be granted Non-qualified Options to purchase 2,000 shares of Common Stock upon first being elected to the Board of Directors and on each anniversary thereof. The exercise price for all Non-qualified Options will equal the fair market value of the Common Stock on the date of grant.

    Effective May 15, 1994, the Company adopted a benefit plan for certain executive employees, who elect to contribute to the plan. The Company may voluntarily match all or a portion of the participants' contribution.
Participants are 100% vested in their contributions and the Company's contributions vest over a 15-year period. The Company accrued contributions to the plan of $257,665 and $0 for the years ended May 31, 1994 and 1995, respectively. The Company's contributions are recognized as expense as the benefits vest.

                       SITEL CORPORATION AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

14. CONTINGENCIES
    Various lawsuits have arisen in the ordinary course of the Company's business. The Company believes its defenses are meritorious and the eventual outcome of those lawsuits will not have a material effect on the Company's financial position, results of operations or cash flows.

    In April 1995, virtually all stockholders of the Company entered into an agreement to provide the Company with advance written notice of any intended sale of such stockholder's shares and to afford the Company the opportunity to purchase the shares (the "Right of First Refusal"). The Right of First Refusal only applies to shares held by stockholders as of the date of the Agreement. In the event the Company determines to exercise the Right of First Refusal, it is required to purchase the shares within thirty days thereafter, in the case of a proposed open market sale, at a price equal to a recent closing price for stock, or, in the case of a proposed private sale, at the price and the other terms of the private sale. If the Company determines not to exercise the Right of First Refusal, the stockholder must complete the transaction within 90 days thereafter or the Right of First Refusal will once again apply. The Right of First Refusal does not apply to any transferee of the shares after a sale into the public market. Approximately 4 million shares remain subject to the Right of First Refusal.

15. SIGNIFICANT CLIENTS:
    During the years ended May 31, 1993, 1994 and 1995, the following clients individually accounted for more than 10% of the Company's revenue:

                                                                                             YEAR ENDED MAY 31,
                                                                                       -------------------------------
CLIENT                                                                                   1993       1994       1995
- -------------------------------------------------------------------------------------  ---------  ---------  ---------
                                                                                            (% OF TOTAL REVENUE)
Philip Morris, U.S.A. ...............................................................      *           10.9%     *
J.C. Penney Life Insurance Co. ......................................................       11.5%      10.0%      10.1%
Allstate MCFD........................................................................       16.9%      11.4%      12.2%
Household Credit.....................................................................       30.2%     *          *

- ------------------------
*   Accounted for less than 10% of total revenues for the period indicated.

    In addition, a substantial portion of the Company's revenue is from clients in the insurance and financial services industries. As of May 31, 1995, approximately 30% of the Company's accounts receivable were from three clients. The Company's policy does not require significant collateral or other security to support such receivables.

16. OTHER INCOME:

    Included in other income for the period ending May 31, 1994 is a gain of approximately $985,000 relating to a service contract with a customer which was terminated by mutual agreement.

17. SUPPLEMENTAL CASH FLOW INFORMATION:

    In 1993, the Company accepted common stock, representing approximately a 2% interest in a customer as partial consideration for services provided. At the date of the exchange, the fair value of the stock was estimated to approximate $200,000 based on recent sales of stock to other investors by the customer. This investment does not have a readily determinable fair value under SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," and is
therefore carried at cost and is included in other assets. Management periodically assesses the carrying amount of the investment to determine whether an other than temporary impairment has occurred based on an analysis of the operating results.

                       SITEL CORPORATION AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

18. RELATED PARTY TRANSACTIONS:
    In addition to rent and interest expense paid to related parties in Notes 9 and 11, respectively, the Company pays premiums on certain life insurance policies on behalf of three employees. These premium payments will be reimbursed upon the death or termination of such employees. The Company is not the beneficiary, however it has a security interest in the policies. Approximately $111,697 and $231,520 of such payments are included in non-interest bearing loans receivable from related parties at May 31, 1994 and 1995, respectively.

    In February 1995, the Company forgave $528,040 of loans receivable and accrued interest from two stockholders. This charge has been included in corporate general and administrative expenses.

19. REINCORPORATION:
    In May, 1995 the Company was reincorporated in the State of Minnesota. As part of the reincorporation, each outstanding share of Class A, Class B and Class C common stock was converted automatically to one share of new $.001 par value common stock.

20. BENEFIT PLAN:
    The Company's 401(k) plan, formed in January, 1994, covers substantially all employees who are 18 years of age with 60 days or more of service. Participants may elect to contribute 1% to 15%. The Company may elect to make a year end contribution to the 401(k) plan. Company contributions to the plan were $50,000 in 1994 and 0 in 1995.

21. STOCK SPLIT
    On May 13, 1996, the Company effected a 2 for 1 split of its common stock to stockholders of record on May 3, 1996. All share and per share amounts presented have been restated to give effect to the split.

22. SUBSEQUENT EVENTS (UNAUDITED)
    On June 12, 1996, the Company completed the acquisition of a 69.2% interest in Teleaction, S.A. ("Teleaction"), a Spanish teleservicing company. The Company paid approximately $24 million in cash for the 69.2% interest and will acquire the remaining 30.8% of Teleaction in 1998 for a minimum purchase price of $11 million and a contingent purchase amount based upon Teleaction's profitability in 1996 and 1997. The Company will account for the acquisition as a purchase.

    On June 28, 1996, the Company completed the acquisition of National Action Financial Services, Inc. ("NAFS"), a credit collections and accounts receivable management company. The Company issued approximately 1.4 million common shares in exchange for all of the outstanding NAFS common stock. The transaction will be accounted for as a pooling of interests.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Mitre plc

    We have audited the accompanying group balance sheets of Mitre plc and subsidiaries as of 31 December 1995 and 31 December 1994 and the related group profit and loss accounts and cash flow statements for the years ended 31 December 1995 and 1994 and for the 64-week period ended 31 December 1993. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements.

    We conducted our audits in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the group financial statements referred to above present fairly, in all material respects, the financial position of Mitre plc and subsidiaries at 31 December 1995 and 31 December 1994 and the results of their operations and their cash flows for the years ended 31 December 1995 and 1994 and for the 64-week period ended 31 December 1993 in conformity with generally accepted accounting principles in the United Kingdom.

    Generally accepted accounting principles in the United Kingdom vary in certain significant respects from generally accepted accounting principles in the United States. Application of generally accepted accounting principles in the United States would have affected the results of their operations for the years ended 31 December 1995 and 31 December 1994 and shareholders' equity at 31 December 1995 and 31 December 1994 to the extent summarised in note 25 to the consolidated financial statements.

KPMG
Chartered Accountants
Registered Auditors

Birmingham, England
29 March 1996

                                   MITRE PLC
                         GROUP PROFIT AND LOSS ACCOUNT

                                                                           NOTE
                                                                         ---------      YEARS ENDED       PERIOD ENDED
                                                                                        31 DECEMBER        31 DECEMBER
                                                                                    --------------------      1993
                                                                                      1995       1994      (64 WEEKS)
                                                                                    ---------  ---------  -------------
                                                                                                            (NOTE 24)
                                                                                      L000       L000     -------------
                                                                                                              L000
TURNOVER...............................................................  (1)           28,492     16,686        9,513
Cost of sales..........................................................               (18,068)    (9,159)      (5,189)
                                                                                    ---------  ---------       ------
GROSS PROFIT...........................................................                10,424      7,527        4,324
Administrative expenses................................................                (7,309)    (5,801)      (3,320)
                                                                                    ---------  ---------       ------

OPERATING PROFIT.......................................................                 3,115      1,726        1,004
Income from interests in associated undertakings.......................                    --         --           21
Profit on disposal of interest in associated
 undertakings..........................................................                    --         20           --
Interest receivable and similar income.................................                     6          5            3
Interest payable and similar charges...................................  (2)             (313)      (131)         (79)
                                                                                    ---------  ---------       ------
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION..........................  (3)            2,808      1,620          949
Tax on profit on ordinary activities...................................  (6)             (998)      (528)        (209)
                                                                                    ---------  ---------       ------
PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION...........................                 1,810      1,092          740
Minority interests.....................................................  (16)            (662)      (407)        (215)
                                                                                    ---------  ---------       ------
PROFIT FOR THE FINANCIAL YEAR..........................................                 1,148        685          525
Non equity dividends...................................................  (7)              (43)       (81)          --
                                                                                    ---------  ---------       ------
RETAINED PROFIT FOR THE FINANCIAL YEAR.................................  (15)           1,105        604          525
                                                                                    ---------  ---------       ------
                                                                                    ---------  ---------       ------

    A statement of movement in reserves is given in note 15. In all three financial periods all turnover and operating profit relates to continuing operations. In all three financial periods, there was no material difference between the profit reported in the profit and loss account and the profit on an historical cost basis. There were no recognised gains or losses in any of the three financial periods other than those disclosed in the profit and loss account.

                                   MITRE PLC
                              GROUP BALANCE SHEET
                                 AT 31 DECEMBER

                                                                                          NOTE
                                                                                        ---------
                                                                                        ---------    1995       1994
                                                                                                   ---------  ---------
                                                                                                     L000       L000
FIXED ASSETS
Tangible assets.......................................................................  (8)            7,588      4,088
Investments...........................................................................  (9)               11         31
                                                                                                   ---------  ---------
                                                                                                       7,599      4,119
                                                                                                   ---------  ---------
CURRENT ASSETS
Debtors
  -- amounts receivable after more than one year......................................  (10)             728         --
  -- amounts receivable within one year...............................................  (10)           9,273      4,864
Cash at bank and in hand..............................................................                   292         13
                                                                                                   ---------  ---------
                                                                                                      10,293      4,877
CREDITORS: AMOUNT FALLING DUE WITHIN ONE YEAR.........................................  (11)         (10,752)    (5,085)
                                                                                                   ---------  ---------
NET CURRENT LIABILITIES...............................................................                  (459)      (208)
                                                                                                   ---------  ---------
TOTAL ASSETS LESS CURRENT LIABILITIES.................................................                 7,140      3,911
Creditors: amounts falling due after more than one year...............................  (12)          (2,365)    (1,078)
PROVISION FOR LIABILITIES AND CHARGES.................................................  (13)            (136)       (59)
                                                                                                   ---------  ---------
NET ASSETS............................................................................                 4,639      2,774
                                                                                                   ---------  ---------
                                                                                                   ---------  ---------
CAPITAL AND RESERVES
Called up share capital...............................................................  (14)           1,080      1,374
Share capital to be issued............................................................  (14)             629         --
Other reserves........................................................................  (15)             177       (916)
Profit and loss account...............................................................  (15)           1,790        979
                                                                                                   ---------  ---------
SHAREHOLDERS' FUNDS...................................................................                 3,676      1,437
Minority interests....................................................................  (16)             963      1,337
                                                                                                   ---------  ---------
                                                                                                       4,639      2,774
                                                                                                   ---------  ---------
                                                                                                   ---------  ---------
Shareholders' funds -- Equity.........................................................                 3,326        793
                  -- Non equity.......................................................                   350        644
                                                                                                   ---------  ---------
                                                                                        (17)           3,676      1,437
                                                                                                   ---------  ---------
                                                                                                   ---------  ---------
Minority interests -- Equity..........................................................                    --        637
                -- Non equity.........................................................                   963        700
                                                                                                   ---------  ---------
                                                                                                         963      1,337
                                                                                                   ---------  ---------
                                                                                                   ---------  ---------

                                   MITRE PLC
                           GROUP CASH FLOW STATEMENT

                                                                                                                     PERIOD
                                                                                                                      ENDED
                                                                                                                       31
                                                                                                                    DECEMBER
                                                                                                                      1993
                                                                                       YEARS ENDED                     (64
                                                                                       31 DECEMBER                   WEEKS)
                                                                        ------------------------------------------  ---------
                                                                                1995                  1994          (NOTE 24)
                                                                        --------------------  --------------------  ---------
                                                               NOTE       L000       L000       L000       L000       L000
                                                             ---------
                                                             ---------
NET CASH INFLOW FROM
 OPERATING ACTIVITIES......................................  (18)                      3,419                   241
RETURNS ON INVESTMENTS AND
 SERVICING OF FINANCE
Interest received..........................................                     6                     5                     3
Interest paid..............................................                  (190)                  (94)                  (79)
Finance lease interest.....................................                  (120)                  (33)                   --
Preference dividends paid..................................                  (117)                   --                    --
Dividends paid to minority interest........................                   (83)                   --                    --
                                                                        ---------             ---------             ---------
NET CASH OUTFLOW FROM RETURNS ON INVESTMENTS AND SERVICING
 OF FINANCE................................................                             (504)                 (122)
CORPORATION TAX PAID.......................................                             (496)                 (112)
INVESTING ACTIVITIES.......................................
Purchase of tangible fixed assets..........................                (1,875)               (2,233)                 (982)
Cash received on acquisition of subsidiary.................  (20)             274                    --                    --
Purchase of fixed asset investments........................                   (10)                   --                   (30)
Sale of tangible fixed assets..............................                    80                    28                    15
Sale of associated undertaking.............................                    --                    20                    --
Purchase of subsidiary undertakings........................  (20)              --                    --                (1,609)
                                                                        ---------             ---------             ---------
NET CASH OUTFLOW FROM INVESTING ACTIVITIES.................                           (1,531)               (2,185)
                                                                                   ---------             ---------
NET CASH INFLOW/(OUTFLOW) BEFORE FINANCING.................                              888                (2,178)
FINANCING..................................................
New bank loan..............................................                    --                 1,000                    --
Issue of share capital.....................................                    --                   350                 1,174
Redemption of share capital................................                  (294)                 (150)                   --
Repayment of finance leases................................                  (715)                 (264)                  (73)
Repayment of bank loans....................................                  (100)                  (59)                   --
Repayment to parent undertaking............................                    --                  (321)                   --
Share issue in subsidiary undertaking -- minority..........                    --                   700                    --
                                                                        ---------             ---------             ---------
NET CASH (OUTFLOW)/INFLOW FROM FINANCING...................                           (1,109)                1,256
                                                                                   ---------             ---------
(DECREASE)/INCREASE IN CASH AND CASH EQUIVALENTS...........  (20)                       (221)                 (922)
                                                                                   ---------             ---------
                                                                                   ---------             ---------


                                                               L000

NET CASH INFLOW FROM
 OPERATING ACTIVITIES......................................      1,700
RETURNS ON INVESTMENTS AND
 SERVICING OF FINANCE
Interest received..........................................
Interest paid..............................................
Finance lease interest.....................................
Preference dividends paid..................................
Dividends paid to minority interest........................

NET CASH OUTFLOW FROM RETURNS ON INVESTMENTS AND SERVICING
 OF FINANCE................................................        (76)
CORPORATION TAX PAID.......................................         --
INVESTING ACTIVITIES.......................................
Purchase of tangible fixed assets..........................
Cash received on acquisition of subsidiary.................
Purchase of fixed asset investments........................
Sale of tangible fixed assets..............................
Sale of associated undertaking.............................
Purchase of subsidiary undertakings........................

NET CASH OUTFLOW FROM INVESTING ACTIVITIES.................     (2,606)
                                                             ---------
NET CASH INFLOW/(OUTFLOW) BEFORE FINANCING.................       (982)
FINANCING..................................................
New bank loan..............................................
Issue of share capital.....................................
Redemption of share capital................................
Repayment of finance leases................................
Repayment of bank loans....................................
Repayment to parent undertaking............................
Share issue in subsidiary undertaking -- minority..........

NET CASH (OUTFLOW)/INFLOW FROM FINANCING...................      1,101
                                                             ---------
(DECREASE)/INCREASE IN CASH AND CASH EQUIVALENTS...........        119
                                                             ---------
                                                             ---------

MITRE PLC
ACCOUNTING POLICIES

    The  following accounting policies have been applied consistently in dealing
with  items  which  are  considered  material  in  relation  to  the   financial
statements:

BASIS OF PREPARATION

    These financial statements have been prepared under the historical cost accounting rules and in accordance with applicable UK accounting standards and are presented in British (L) sterling.

BASIS OF CONSOLIDATION

    The group financial statements consolidate the financial statements of Mitre plc and all of its subsidiary undertakings. All of the financial statements of the company and its subsidiary undertakings are made up to 31 December.

    The acquisition method of accounting has been adopted. Under this method the results of subsidiary and associated undertakings acquired or disposed of are included in the consolidated profit and loss account from the date of acquisition or up to the date of disposal.

    Goodwill arising on consolidation, representing the excess of the fair value of the consideration given over the fair value of the separable net assets acquired is written off against a separate goodwill write-off reserve. Where the merger relief provisions of the Companies Act 1985 apply the premium arising on shares issued is credited to the merger reserve and is available for the write off of goodwill.

    In the company's financial statements, investments in subsidiary undertakings are stated at cost or the nominal value of the shares issued as appropriate. As permitted by Section 230 Companies Act 1985, the profit and loss account of the parent company is not presented as part of these financial statements.

TURNOVER

    Turnover represents the net invoiced value of goods and services supplied to customers after deduction of trade discounts and excluding value added tax.

DEPRECIATION

    Depreciation is provided so as to write off the cost less the estimated residual value of tangible fixed assets by equal instalments over their estimated useful economic lives as follows:

                                                                           Period of
Long leasehold land and buildings...................................           lease
Improvements to leaseholds..........................................         7 years
Computers...........................................................         4 Years
Motor vehicles......................................................         4 years
Fixtures and equipment..............................................    4 to 7 years

TAXATION

    The charge for taxation is based on the result for the year and takes into account taxation deferred because of timing differences between the treatment of certain items for taxation and accounting purposes. Provision is made for deferred taxation only to the extent that it is probable that an actual liability will crystallise.

RESEARCH AND DEVELOPMENT

    Research and development expenditure is written off against revenue in the year in which it is incurred.

CONTRACT SET UP COSTS RECOVERABLE

    Specific set up costs incurred in respect of major long-term contracts to provide services to customers are carried forward against the future income relating to those costs.

MITRE PLC
ACCOUNTING POLICIES (CONTINUED)

LEASES

    Where a company enters into a lease which entails taking substantially all the risks and rewards of ownership of an asset, the lease is treated as a "finance lease". The asset is recorded in the balance sheet as a tangible fixed asset and is depreciated over its estimated useful life, or the term of the lease, whichever is shorter. Future instalments under such leases, net of finance charges, are included in creditors. Rentals payable are applied between the finance element, which is charged to the profit and loss account, and the capital element which reduces the outstanding obligation for future instalments.

    Rentals paid under operating leases are charged to the profit and loss account as they fall due.

FOREIGN CURRENCY

    Transactions denominated in foreign currency are translated into sterling and recorded at the rate of exchange ruling at the date of transaction. Assets and liabilities denominated in foreign currencies and the balance sheets of overseas subsidiary undertakings are translated into sterling at the exchange rate ruling at the balance sheet date. Exchange differences arising on trading transactions are included in the profit and loss account. The profit and loss accounts of overseas subsidiary undertakings are translated at the average exchange rates for the year. Gains or losses on the translation of the opening net assets of subsidiary undertakings are taken to reserves.

GOVERNMENT GRANTS

    Grants that relate to specific capital expenditure on specific projects are treated as deferred income which is then credited to the profit and loss account over the related assets useful life, or the duration of the project. Other grants are credited to the profit and loss account when received.

                                   MITRE PLC
                       NOTES TO THE FINANCIAL STATEMENTS

(1) TURNOVER
    All of the group's activities arise from the provision of teleservicing, call centre services and related ancillary services. In the opinion of the directors there are no separate businesses or geographical segments.

(2) INTEREST PAYABLE AND SIMILAR CHARGES

                                                                                     1995       1994        NOTE 24
                                                                                   ---------  ---------      1993
                                                                                     L000       L000     -------------
                                                                                                             L000
Interest payable on bank loans and overdrafts whenever repayable and other loans wholly repayable within five years:
Bank loans and overdrafts........................................................        107         85           30
Ultimate parent company..........................................................     --             13           44
Finance lease interest...........................................................        129         33            5
Other............................................................................          4     --           --
Interest on loans repayable after more than five years...........................         73     --           --
                                                                                                                  --
                                                                                         ---        ---
                                                                                         313        131           79
                                                                                                                  --
                                                                                                                  --
                                                                                         ---        ---
                                                                                         ---        ---

(3) PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION
    Profit   on   ordinary   activities   before   taxation   is   stated  after
charging/(crediting):

                                                                                     1995       1994       NOTE 24
                                                                                   ---------  ---------     1993
                                                                                     L000       L000     -----------
                                                                                                            L000
Depreciation
  -- owned assets................................................................        733        435         239
  -- assets held under finance leases............................................        346        153          28
Software upgrade costs...........................................................     --            361          61
Profit on disposal of tangible fixed assets......................................        (14)        (3)     --
Operating lease rentals
  -- plant and machinery.........................................................        135        178         104
  -- other.......................................................................        270        107         282
Government grants................................................................        (45)    --          --
Auditors' remuneration
  -- audit services..............................................................         31         25          18
  -- non audit services..........................................................         53         34          15
                                                                                         ---        ---         ---
                                                                                         ---        ---         ---

    An additional sum of L29,000 (1994: nil; 1993: L16,000) in respect of non-audit services, has been paid to the auditors and been capitalised on the acquisition of subsidiary undertakings

(4) DIRECTORS' REMUNERATION

                                                                                     1995       1994       NOTE 24
                                                                                   ---------  ---------     1993
                                                                                     L000       L000     -----------
                                                                                                            L000
Emoluments including payments for management services under the agreements set
 out below.......................................................................        428        389         386
Pension contributions............................................................         10          3           4
                                                                                         ---        ---         ---
                                                                                         438        392         390
                                                                                         ---        ---         ---
                                                                                         ---        ---         ---

                                   MITRE PLC
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

(4) DIRECTORS' REMUNERATION (CONTINUED)
    The company has an agreement with SA Merit Consult NV for the provision of services of Mr HP Kruithof and with GPA Limited for the provision of services of Messrs RF Pipe and PLR Godfrey, as directors of the company and its subsidiaries. No remuneration or pension contributions were payable directly to any of these directors. L42,000 (1994: L74,000, 1993: L86,000) was payable to SA Merit Consult NV during the year in respect of Mr Kruithof's services as Chairman.

                                                                                     1995       1994       NOTE 24
                                                                                   ---------  ---------     1993
                                                                                     L000       L000     -----------
                                                                                                            L000
The emoluments of the highest paid director during the period were:
Emoluments.......................................................................        117        101         165
Pension contributions............................................................          5          3           4
                                                                                         ---        ---         ---
                                                                                         122        104         169
                                                                                         ---        ---         ---
                                                                                         ---        ---         ---

    In 1993 the highest paid director waived a bonus of L45,000. No amount was charged in the profit and loss account since no payment was made and no liability exists.

    The emoluments, including payments for management services of the directors excluding pension contributions during the year, fell within the following ranges:

                                                                                             NUMBER OF DIRECTORS
                                                                                                                NOTE 24
                                                                                      1995         1994          1993
                                                                                      -----        -----     -------------
L0--L5,000.......................................................................      --           --                 2
L10,001--L15,000.................................................................      --           --                 1
L40,001--L45,000.................................................................           1       --            --
L60,001--L65,000.................................................................      --                2             2
L70,001--L75,000.................................................................      --                1        --
L85,001--L90,000.................................................................           3       --                 1
L90,001--L95,000.................................................................      --                1        --
L100,001--L105,000...............................................................      --                1        --
L115,001--L120,000...............................................................           1       --            --
L165,001--L170,000...............................................................      --           --                 1
                                                                                           --           --            --
                                                                                           --           --            --

(5) STAFF COSTS

                                                                               1995       1994       NOTE 24
                                                                             ---------  ---------     1993
                                                                               L000       L000     -----------
                                                                                                      L000
The average number of full time employees including directors, during the year was:
Operations.................................................................        910        603         435
Administration.............................................................        114         83          65
                                                                             ---------  ---------       -----
                                                                                 1,024        686         500
                                                                             ---------  ---------       -----
                                                                             ---------  ---------       -----

                                   MITRE PLC
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

(5) STAFF COSTS (CONTINUED)
    Part time employees are included above based upon the equivalent hours worked by a full time employee

                                                                               1995       1994       NOTE 24
                                                                             ---------  ---------     1993
                                                                               L000       L000     -----------
                                                                                                      L000
Staff costs during the year amounted to:
Wages and salaries.........................................................     12,463      7,583       4,267
Social security costs......................................................      1,010        602         247
Other pension costs........................................................         48         18           5
                                                                             ---------  ---------       -----
                                                                                13,521      8,203       4,519
                                                                             ---------  ---------       -----
                                                                             ---------  ---------       -----

(6) TAX ON PROFIT ON ORDINARY ACTIVITIES

                                                                               1995       1994       NOTE 24
                                                                             ---------  ---------     1993
                                                                               L000       L000     -----------
                                                                                                      L000
UK corporation tax at 33%..................................................        996        469         176
Deferred taxation at 33%...................................................         50         59          29
Share of associated undertaking's tax......................................         --         --           4
Over provision in respect of previous year's corporation tax arising from
 settlement of earlier tax years...........................................        (48)        --          --
                                                                             ---------  ---------       -----
                                                                                   998        528         209
                                                                             ---------  ---------       -----
                                                                             ---------  ---------       -----

    Corporation tax is based on the UK statutory rate of 33%. Income before tax is adjusted for permanent timing differences and in 1993 for the utilisation of tax losses of subsidiaries available from earlier years.

(7) DIVIDENDS

                                                                               1995       1994       NOTE 24
                                                                             ---------  ---------     1993
                                                                               L000       L000     -----------
                                                                                                      L000
Non-equity:
8%, L1 cumulative redeemable preference (1992) shares
  -- paid..................................................................         13         --          --
  -- proposed..............................................................          2         63          --
8%, L1 cumulative redeemable preference (1994) shares
  -- paid..................................................................         23         --          --
  -- proposed..............................................................          5         18          --
                                                                             ---------  ---------       -----
                                                                                    43         81          --
                                                                             ---------  ---------       -----
                                                                             ---------  ---------       -----

                                   MITRE PLC
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

(8) TANGIBLE FIXED ASSETS

                                     LONG LEASEHOLD      IMPROVEMENTS      COMPUTERS   MOTOR VEHICLES     TOTAL
                                    LAND & BUILDINGS     TO LEASEHOLDS    -----------    FIXTURES &     ---------
                                    -----------------  -----------------                  EQUIPMENT
                                          L000               L000            L000      ---------------    L000
                                                                                            L000
Cost
  At 1 January 1995...............          1,723                288           1,881          1,044         4,936
  Additions.......................             --                598           1,332          1,136         3,066
  Disposals.......................             --                 --            (141)          (115)         (256)
  Subsidiary undertakings
   acquired.......................             --                 26             622            931         1,579
                                            -----                ---           -----          -----     ---------
    At 31 December 1995...........          1,723                912           3,694          2,996         9,325
                                            -----                ---           -----          -----     ---------
                                            -----                ---           -----          -----     ---------
Depreciation
  At 1 January 1995...............             10                 44             462            332           848
  Charge for year.................             17                 88             638            336         1,079
  Disposals.......................             --                 --             (96)           (94)         (190)
                                            -----                ---           -----          -----     ---------
    At 31 December 1995...........             27                132           1,004            574         1,737
                                            -----                ---           -----          -----     ---------
                                            -----                ---           -----          -----     ---------
Net book value
    At 31 December 1995...........          1,696                780           2,690          2,422         7,588
                                            -----                ---           -----          -----     ---------
                                            -----                ---           -----          -----     ---------
    At 31 December 1994...........          1,713                244           1,419            712         4,088
                                            -----                ---           -----          -----     ---------
                                            -----                ---           -----          -----     ---------

    Included in the net book value of fixed assets are assets held under finance lease agreements with a net book value of L1,404,000 (1994: L845,000). The depreciation charge in respect of these assets amounted to L346,000 (1994:
L153,000).

(9) FIXED ASSET INVESTMENTS

                                                                                                  OTHER
                                                                                               INVESTMENTS
                                                                                             ---------------
                                                                                                  L000
Cost
  At 1 January 1995........................................................................            31
  Transfer.................................................................................           (30)
  Additions................................................................................            10
                                                                                                       --
    At 31 December 1995....................................................................            11
                                                                                                       --
                                                                                                       --
Net book value
    At 31 December 1995....................................................................            11
                                                                                                       --
                                                                                                       --
    At 31 December 1994....................................................................            31
                                                                                                       --
                                                                                                       --

                                   MITRE PLC
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

(9) FIXED ASSET INVESTMENTS (CONTINUED)
    Details of the principal investments are as follows:

    Subsidiary undertakings:

                                                  COUNTRY OF                                PERCENTAGE OF
                                                 REGISTRATION                                  SHARES
COMPANY                                           & OPERATION       DESCRIPTION OF SHARES       HELD
- -------------------------------------------  ---------------------  ---------------------  ---------------
The Call Centre Limited....................     England & Wales     L1 ordinary                    100%
The Decisions Group Limited................     England & Wales     10p ordinary                   100%
Merit Communications NV....................         Belgium         BF1,000 ordinary               100%
Merit Direct Limited.......................     England & Wales     L1 ordinary                    100%

    The companies are engaged in teleservicing, call centre services and the provision of related ancillary services.

    On 21 December 1995 the company completed an agreement to acquire the ordinary shareholdings in Merit Direct Limited, The Decisions Group Limited and Merit Communications NV not already held by the company in exchange for its L1 ordinary shares. The number of shares to be issued to the relevant shareholders was conditional upon the profits of the various companies which have now been determined. Consequently, the following shareholdings have been acquired and are to be satisfied by the issue with effect from 31 December 1995 of the following ordinary shares:

                                                        ORDINARY                              L1 ORDINARY
                                                     SHAREHOLDINGS        SHAREHOLDING          SHARES
                                                        ACQUIRED           ACQUIRED %        TO BE ISSUED
                                                  --------------------  -----------------  -----------------
The Decisions Group Limited.....................  23,374 10 pence                  47             268,332
                                                  ordinary shares
Merit Communications NV.........................  36,500 BF1,000                   96             208,936
                                                  ordinary shares
Merit Direct Limited............................  156,120 L1 ordinary              27             152,038
                                                  shares
                                                                                                 --------
                                                                                                  629,306
                                                                                                 --------
                                                                                                 --------

    As of 27 March 1996 the ordinary L1 shares were subdivided into 10 pence ordinary shares with a consequent increase in the number of shares to be issued to the vendors.

    Each of the acquisitions has been accounted for by the acquisition method of accounting.

    The results of Merit Direct Limited and The Decisions Group Limited have been consolidated for the year, with an appropriate elimination of minority interest for the period to 21 December 1995. The group profit and loss account for the year ended 31 December 1995 does not include any results for Merit Communications NV since the directors do not consider these to be material during the period from 21 December to 31 December 1995. The net assets of Merit Communications NV are consolidated in the group balance sheet at 31 December 1995.

    The shares issued on the acquisitions are included at nominal value of L629,306. The premium arising on the acquisition has been taken to a merger reserve in accordance with section 131(2) of the Companies Act 1985.

                                   MITRE PLC
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

(9) FIXED ASSET INVESTMENTS (CONTINUED)
    A summary of the net assets acquired and their fair values to the group for each material acquisition is shown below.

MERIT DIRECT LIMITED AND THE DECISIONS GROUP LIMITED:

                                                                             BOOK VALUE ON ACQUISITION
                                                                                        AND
                                                                              FAIR VALUE TO THE GROUP
                                                                            ----------------------------
                                                                                          THE DECISIONS
                                                                               MERIT      GROUP LIMITED
                                                                              DIRECT     ---------------
                                                                              LIMITED
                                                                            -----------       L000
                                                                               L000
Tangible fixed assets.....................................................       3,438          1,906
Net current assets........................................................       1,155            335
Creditors due after more than one year....................................        (582)          (298)
Bank overdraft............................................................        (884)          (198)
Bank loans................................................................        (841)            --
                                                                            -----------        ------
Net assets................................................................       2,286          1,745
Net assets already held by group..........................................      (1,163)          (925)
Minority preference shares................................................        (700)            --
                                                                            -----------        ------
Minority interest acquired................................................         423            820
Goodwill arising on acquisition...........................................         772          1,289
                                                                            -----------        ------
Fair value of consideration satisfied by issue of 152,038 and 268,332 L1
 ordinary shares respectively.............................................       1,195          2,109
                                                                            -----------        ------
                                                                            -----------        ------

MERIT COMMUNICATIONS NV:

                                                          BOOK VALUE      ACCOUNTING       FAIR VALUE TO
                                                          -----------  POLICY ALIGNMENT         THE
                                                                       -----------------       GROUP
                                                             L000            L000         ---------------
                                                                                               L000
Intangible fixed assets.................................         204            (204)               --
Tangible fixed assets...................................       1,579              --             1,579
Net current assets......................................         444            (118)              326
Creditors due after more than one year..................        (346)           (147)             (493)
Cash at bank............................................         290              --               290
Bank overdraft..........................................         (16)             --               (16)
Bank loans..............................................      (1,158)             --            (1,158)
                                                          -----------            ---            ------
Net assets acquired.....................................         997            (469)              528
                                                          -----------            ---
Minority interests......................................                                          (263)
Costs associated with acquisition.......................                                           (50)
Existing shareholding...................................                                           (30)
Goodwill arising on acquisition.........................                                         1,457
                                                                                                ------
Fair value of consideration satisfied by issue of
 208,936 L1 ordinary shares.............................                                         1,642
                                                                                                ------
                                                                                                ------

    The accounting policy alignments arising in respect of Merit Communications NV relate to differences between Belgian and UK accounting standards principally in respect of the accounting for government grants, favourable lease terms and the recognition of losses on long term contractual arrangements.

                                   MITRE PLC
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

(9) FIXED ASSET INVESTMENTS (CONTINUED)
    Goodwill arising on the acquisitions of L3,518,000 in aggregate has been set off against the merger reserve.

    The profit/(loss) after taxation of the acquired companies for the current and preceding periods are summarised as follows:

                                                                             PROFIT/(LOSS) AFTER TAXATION
                                                                          ----------------------------------
                                                                           YEAR ENDED 31     YEAR ENDED 31
                                                                           DECEMBER 1995     DECEMBER 1994
                                                                          ---------------  -----------------
                                                                               L000              L000
Merit Direct Limited....................................................           942               667
The Decisions Group Limited.............................................         1,058               428
Merit Communications NV.................................................           296              (671)

    The acquisitions of Merit Direct Limited and The Decisions Group Limited have had no material impact on the results for the year since the results are already included under the acquisition method of accounting, with an appropriate elimination of minority interests.

    The group holds 49% interest in the L1 ordinary shares of KMM Merit Limited, a company registered in England and Wales. This undertaking ceased to trade in 1995 and so the investment has been written off. In the opinion of the directors the group did not exercise a significant influence over the operating and financial policies of this company and consequently this holding was shown as other investments.

    The group and company hold a 50% interest in the L1 ordinary shares of WWAV Rapp Collins Telebusiness Consultancy Limited, a company registered and operating in England and Wales. In the opinion of the directors the group does not exercise a significant influence over the operating and financial policies of the company and consequently this shareholding is regarded as an other investment. In the opinion of the directors the net assets and profit after tax of the company for the period are not material and are therefore not included in these financial statements.

(10) DEBTORS

                                                                                         1995       1994
                                                                                       ---------  ---------
                                                                                         L000       L000
Amounts receivable within one year:
  Trade debtors......................................................................      7,490      4,378
  Net investment in finance leases...................................................        288         --
  Amounts owed by subsidiary undertakings............................................         --         --
  Other debtors......................................................................        414         73
  Advance corporation tax recoverable................................................         --         --
  Prepayments........................................................................        906        228
  Contract set up costs recoverable..................................................        175        185
                                                                                       ---------  ---------
                                                                                           9,273      4,864
                                                                                       ---------  ---------
Amounts receivable after more than one year:
  Net investment in finance leases...................................................        399         --
  Other debtors......................................................................        329         --
  Amounts owed by subsidiary undertakings............................................         --         --
                                                                                       ---------  ---------
                                                                                             728         --
                                                                                       ---------  ---------
    Total debtors....................................................................     10,001      4,864
                                                                                       ---------  ---------
                                                                                       ---------  ---------

                                   MITRE PLC
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

(10) DEBTORS (CONTINUED)
    The cost of the assets acquired for the purpose of letting under finance lease was L593,000 (1994: Nil). All of the finance leases are held by Merit Communications NV.

(11) CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                                                         1995       1994
                                                                                       ---------  ---------
                                                                                         L000       L000
Bank loans (secured).................................................................        496        100
Bank overdraft (secured).............................................................      1,316        816
Obligations under finance leases.....................................................        971        398
Trade creditors......................................................................      2,835      1,358
Amounts owed to ultimate parent and fellow subsidiary undertakings...................         --         15
Amounts owed to subsidiary undertakings..............................................         --         --
Corporation tax......................................................................        971        533
Advance corporation tax..............................................................         16         29
Other taxation and social security...................................................      1,339        878
Other creditors......................................................................        161         96
Accruals and deferred income.........................................................      2,631        745
Proposed dividends...................................................................          7         81
Proposed dividends to minority interests.............................................          9         36
                                                                                       ---------  ---------
                                                                                          10,752      5,085
                                                                                       ---------  ---------
                                                                                       ---------  ---------

    The bank overdrafts are secured by way of a fixed and floating charge on the assets of the company and subsidiary undertakings. Bank loans are secured by mortgages on the long leasehold land and buildings of a subsidiary undertaking and charges over the assets of subsidiary undertakings.

(12) CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                                                         1995       1994
                                                                                       ---------  ---------
                                                                                         L000       L000
Bank loans (secured -- note 11)......................................................      1,503        841
Obligations under finance leases falling due in two to five years....................        715        237
Accruals and deferred income.........................................................        147         --
                                                                                       ---------  ---------
                                                                                           2,365      1,078
                                                                                       ---------  ---------
                                                                                       ---------  ---------

    Bank loans of L741,000 (1994: L841,000) are repayable by equal monthly instalments and bear interest at 1.5% over London Interbank Offer Rate. At 31 December 1995 L340,000 (1994: L440,000) falls due after more than five years. Other bank loans of L762,000 (1994: Nil) are repayable within five years.

(13) PROVISION FOR LIABILITIES AND CHARGES

DEFERRED TAXATION

                                                                                         1995       1994
                                                                                       ---------  ---------
                                                                                         L000       L000
At beginning of year.................................................................         59         29
Charge in the profit and loss account................................................         50         59
Advance corporation tax..............................................................         27        (29)
                                                                                       ---------  ---------
At end of year.......................................................................        136         59
                                                                                       ---------  ---------
                                                                                       ---------  ---------

                                   MITRE PLC
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

(13) PROVISION FOR LIABILITIES AND CHARGES (CONTINUED)
    The amount provided for deferred taxation represents the full liability, calculated at the current rate of corporation tax, arising as follows:

                                                                                         1995       1994
                                                                                       ---------  ---------
                                                                                         L000       L000
Accelerated capital allowances.......................................................        138         88
Advance corporation tax recoverable..................................................         (2)       (29)
                                                                                       ---------  ---------
                                                                                             136         59
                                                                                       ---------  ---------
                                                                                       ---------  ---------

                                   MITRE PLC
                 NOTES TO THE FINANCIAL STATEMENTS (Continued)

(14) CALLED UP SHARE CAPITAL

                                                                                            1994       1993
                                                                                 1995     ---------  ---------
                                                                               ---------    L000       L000
                                                                                 L000
Authorised:
  1,500,000 (1994 and 1993: 730,208), ordinary shares of L1 each.............      1,500        730        730
  444,000, 8% cumulative redeemable preference (1992) shares of L1 each......        444        444        444
  350,000 8% cumulative redeemable preference (1994) shares of L1 each.......        350        350         --
                                                                               ---------  ---------  ---------
                                                                                   2,294      1,524      1,174
                                                                               ---------  ---------  ---------
                                                                               ---------  ---------  ---------
Allotted, called up and fully paid:
  730,208, ordinary shares of L1 each........................................        730        730        730
  Nil, (1994: 294,000; 1993: 444,000) 8% cumulative redeemable preference
   (1992) shares of L1 each..................................................         --        294        444
  350,000 8% cumulative redeemable preference (1994) shares of L1 each.......        350        350         --
                                                                               ---------  ---------  ---------
                                                                                   1,080      1,374      1,174
                                                                               ---------  ---------  ---------
                                                                               ---------  ---------  ---------
  Share capital to be issued:
    629,306 ordinary shares of L1 each.......................................        629         --         --
                                                                               ---------  ---------  ---------
                                                                               ---------  ---------  ---------

    On 21 December 1995 the authorised share capital was increased by L769,792 to L2,294,000 by the creation of an additional 769,792 ordinary shares of L1 each ranking pari passu with the existing ordinary shares.

    Under an agreement dated 21 December 1995, Mitre plc agreed to acquire the shareholdings in Merit Direct Limited, The Decisions Group Limited, and Merit Communications NV not already held by the company, in exchange for its L1 ordinary shares. The number of shares to be issued was conditional upon the profits of Merit Direct Limited, The Decisions Group Limited and Merit Communications NV in the year ended 31 December 1995, which have now been determined. Consequently 629,306 L1 ordinary shares are to be issued to the former shareholders of Merit Direct Limited, The Decisions Group Limited, and Merit Communications NV which are shown on the balance sheet as share capital to be issued.

    As of 27 March 1996 the L1 ordinary shares were sub-divided into 10 pence ordinary shares with a consequent increase in the number of shares to be held by shareholders.

    During the year the company has received L144,000 (1994: L150,000) by way of redemption of its holding of L1 preference shares in Merit Direct Limited and L150,000 (1994: LNil) by way of redemption of its holding of L1 preference shares in The Decisions Group Limited. Consequently the company has redeemed L294,000 (1994: L150,000) of the cumulative redeemable preference (1992) shares for cash at par. Accordingly a transfer of L294,000 (1994: L150,000) has been made from retained profit and loss account reserves to a capital redemption reserve.

    The cumulative redeemable preference (1994) shares are redeemable, at par, in equal instalments on 31 December 1996 and 31 December 1997. Alternatively, the shares are redeemable at any time at the option of the company on 28 days notice.

    Dividends on the 1994 preference shares are payable on 30 April and 31 October. On a winding up the holders are entitled to all arrears of dividend and a sum equal to the capital paid up. The 1994 preference shareholders have no voting rights.

                                   MITRE PLC
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

(15) RESERVES

RESERVES 1995

                                                                     GOODWILL     MERGER      TOTAL     PROFIT &
                                                                     WRITE-OFF    RESERVE     OTHER       LOSS
                                                                      RESERVE    ---------  RESERVES     ACCOUNT
                                                        CAPITAL     -----------             ---------  -----------
                                                      REDEMPTION                   L000
                                                        RESERVE        L000                   L000        L000
                                                     -------------
                                                         L000
At 1 January 1995..................................          150        (1,066)         --       (916)        979
Premium arising on the issue of 629,306 L1 ordinary
 shares for acquisitions...........................           --            --       4,317      4,317          --
Goodwill arising on acquisitions...................           --            --      (3,518)    (3,518)         --
Retained profit for the financial year.............           --            --          --         --       1,105
Transfer on redemption of preference shares........          294            --          --        294        (294)
                                                             ---    -----------  ---------  ---------       -----
    At 31 December 1995............................          444        (1,066)        799        177       1,790
                                                             ---    -----------  ---------  ---------       -----
                                                             ---    -----------  ---------  ---------       -----

    The cumulative amount of goodwill resulting from acquisitions which has been written off is L4,584,000 of which L3,518,000 results from acquisitions in the current year and L1,066,000 from acquisitions in earlier financial years.

RESERVES 1994

                                                                                         GOODWILL     PROFIT &
                                                                                         WRITE-OFF      LOSS
                                                                                          RESERVE      ACCOUNT
                                                                            CAPITAL     -----------  -----------
                                                                          REDEMPTION
                                                                            RESERVE        L000         L000
                                                                         -------------
                                                                             L000
At 1 January 1994......................................................           --        (1,066)         525
Retained profit for the financial year.................................           --            --          604
Transfer on redemption of preference shares............................          150            --         (150)
                                                                                 ---    -----------         ---
    At 31 December 1994................................................          150        (1,066)         979
                                                                                 ---    -----------         ---
                                                                                 ---    -----------         ---

    The cumulative amount of goodwill resulting from acquisitions in the preceding period which has been written off is L1,066,000 (1993: L1,066,000).

RESERVES 1993

                                                                                                   PROFIT &
                                                                                                     LOSS
                                                                                                    ACCOUNT
                                                                                      GOODWILL    -----------
                                                                                      WRITE-OFF
                                                                                       RESERVE       L000
                                                                                     -----------
                                                                                        L000
Retained profit/(loss) for the period..............................................          --          525
Goodwill arising on acquisitions...................................................      (1,066)          --
                                                                                     -----------         ---
    At 31 December 1993............................................................      (1,066)         525
                                                                                     -----------         ---
                                                                                     -----------         ---

    The cumulative amount of goodwill resulting from acquisitions in the current financial period which has been written off is L1,066,000.

                                   MITRE PLC
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

(16) MINORITY INTERESTS

                                                                                             1994       1993
                                                                                  1995     ---------  ---------
                                                                                ---------    L000       L000
                                                                                  L000
At beginning of year..........................................................      1,337        266         --
Acquisition of subsidiary undertakings........................................        263         --         51
Share issue in subsidiary undertaking -- non equity...........................         --        700         --
Share of profit for the year
  -- equity...................................................................        606        371        215
  -- non equity...............................................................         56         36         --
Dividends to minority interests...............................................        (56)       (36)        --
Purchase of minority interests -- see Note 9..................................     (1,243)        --         --
                                                                                ---------  ---------        ---
    At end of year............................................................        963      1,337        266
                                                                                ---------  ---------        ---
                                                                                ---------  ---------        ---

    Minority interests include 700,000 L1 8% cumulative redeemable preference shares in Merit Direct Limited and 12,000 BF1,000 7.5% non-voting cumulative redeemable preference shares in Merit Communications NV.

    The Merit Direct Limited preference shares are redeemable at par in equal instalments on 31 December 1996 and 1997; dividends are payable on 30 April and 31 October each year. On a winding up the holders would be entitled to all arrears of dividend and a sum equal to the capital paid up. The holders would be entitled to vote if their dividends were in arrears and at such time would have votes equivalent to three-fourths of the total number of votes capable of being cast on any resolution.

    The Merit Communications NV preference shares are redeemable at par at the option of the company. Dividends are payable on 30 April and 31 October each year. On a winding up the holders would be entitled to all arrears of dividend and a sum equal to the capital paid up. The shares do not carry voting rights.

(17) RECONCILIATION OF MOVEMENT IN SHAREHOLDERS' FUNDS

                                                                                          1994       1993
                                                                               1995     ---------  ---------
                                                                             ---------    L000       L000
                                                                               L000
Profit/(loss) for the financial year.......................................      1,148        685        525
Dividends..................................................................        (43)       (81)        --
                                                                             ---------  ---------  ---------
                                                                                 1,105        604        525
Share capital to be issued.................................................        629         --         --
Share premium on shares to be issued.......................................      4,317         --         --
Goodwill arising on acquisitions...........................................     (3,518)        --     (1,066)
New share capital subscribed...............................................         --        350      1,174
Share capital redeemed.....................................................       (294)      (150)        --
                                                                             ---------  ---------  ---------
  Net additions to shareholders' funds.....................................      2,239        804        633
Opening shareholders' funds................................................      1,437        633         --
                                                                             ---------  ---------  ---------
Closing shareholders' funds................................................      3,676      1,437        633
                                                                             ---------  ---------  ---------
                                                                             ---------  ---------  ---------

                                   MITRE PLC
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

(18) RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES

                                                                                          1994       1993
                                                                               1995     ---------  ---------
                                                                             ---------    L000       L000
                                                                               L000
Operating profit...........................................................      3,115      1,726      1,004
Depreciation charge........................................................      1,079        588        267
Profit on disposal of tangible fixed assets................................        (14)        (3)        --
Increase in debtors........................................................     (2,348)    (2,124)        (1)
Increase in creditors......................................................      1,587         54        430
                                                                             ---------  ---------  ---------
    Net cash inflow from operating activities..............................      3,419        241      1,700
                                                                             ---------  ---------  ---------
                                                                             ---------  ---------  ---------

(19) PURCHASE OF SUBSIDIARY UNDERTAKINGS
    On 21 December 1995 the company purchased the minority ordinary shares in Merit Direct Limited and The Decisions Group Limited as more fully detailed in note 9. The cash flows of these subsidiary undertakings have been consolidated in the 1995 and 1994 group cash flow statements.

    The effect of the acquisition of Merit Communications NV on 21 December 1995 on the group cash flow statement for the year ended 31 December 1995 is detailed in note 9.

(20) ANALYSIS OF CHANGES IN CASH AND CASH EQUIVALENTS

                                                                                         OVERDRAFT      NET
                                                                               CASH     -----------  ---------
                                                                             ---------     L000        L000
                                                                               L000
Balance at 12 October 1992.................................................         --          --          --
  Net cash inflow/(outflow)................................................        139         (20)        119
                                                                                   ---  -----------  ---------
Balance at 31 December 1993................................................        139         (20)        119
  Net cash outflow.........................................................       (126)       (796)       (922)
                                                                                   ---  -----------  ---------
Balance at 31 December 1994................................................         13        (816)       (803)
  Net cash inflow/(outflow)................................................        279        (500)       (221)
                                                                                   ---  -----------  ---------
Balance at 31 December 1995................................................        292      (1,316)     (1,024)
                                                                                   ---  -----------  ---------
                                                                                   ---  -----------  ---------

    Analysis of net inflow/(outflow) of cash and cash equivalents in respect of purchase of subsidiary undertakings:

                                                                                                1994        1993
                                                                                    1995        -----     ---------
                                                                                  ---------     L000        L000
                                                                                    L000
Cash consideration..............................................................         --          --      (1,244)
Cash at bank acquired...........................................................        290          --          76
Bank overdrafts acquired........................................................        (16)         --        (441)
                                                                                                     --
                                                                                        ---               ---------
    Net inflow/(outflow) of cash and cash equivalents...........................        274          --      (1,609)
                                                                                                     --
                                                                                                     --
                                                                                        ---               ---------
                                                                                        ---               ---------

    There was no cash consideration in respect of the purchase of subsidiary undertakings in the year ended 31 December 1995.

                                   MITRE PLC
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

(21) ANALYSIS OF CHANGES IN FINANCING DURING THE PERIOD

                                                                                                LOANS &
                                                                                                FINANCE
                                                                                                LEASES
                                                                                    SHARE    -------------
                                                                                   CAPITAL
                                                                                  ---------      L000
                                                                                    L000
Balance at 12 October 1992......................................................         --           --
  Subsidiary undertakings acquired..............................................         --          385
  Share capital issued..........................................................      1,174           --
  Inception of finance leases...................................................         --          166
  Repayment of finance leases...................................................         --          (73)
                                                                                  ---------        -----
Balance at 31 December 1993.....................................................      1,174          478
  Share capital issued..........................................................        350           --
  Share capital redeemed........................................................       (150)          --
  New bank loans................................................................         --        1,000
  Bank loan repayments..........................................................         --          (59)
  Repayments to parent undertaking..............................................         --         (321)
  Inception of finance leases...................................................         --          742
  Repayment of finance leases...................................................         --         (264)
                                                                                  ---------        -----
Balance at 31 December 1994.....................................................      1,374        1,576
  Share capital redeemed........................................................       (294)          --
  Acquisition of Merit Communications NV:
    -- Bank loans...............................................................         --        1,158
    -- Finance leases...........................................................         --          575
  Bank loan repayments..........................................................         --         (100)
  Inception of finance leases...................................................         --        1,191
  Repayment of finance leases...................................................         --         (715)
                                                                                  ---------        -----
Balance at 31 December 1995.....................................................      1,080        3,685
                                                                                  ---------        -----
                                                                                  ---------        -----

(22) COMMITMENTS
    Capital commitments at the end of the financial year and for which no provision has been made:

                                                                                                     1994
                                                                                          1995     ---------
                                                                                        ---------    L000
                                                                                          L000
  Contracted..........................................................................         --         --
  Authorised but not contracted.......................................................      1,446        558
                                                                                        ---------  ---------
                                                                                            1,446        558
                                                                                        ---------  ---------
                                                                                        ---------  ---------

    Annual commitments under non-cancellable operating leases are as follows:

                                                                                                        1994
                                                                              1995            ------------------------
                                                                    ------------------------    LAND &
                                                                                    OTHER      BUILDINGS      OTHER
                                                                                 -----------  -----------  -----------
                                                                      LAND &        L000         L000         L000
                                                                     BUILDINGS
                                                                    -----------
                                                                       L000
  Operating leases which expire within one year...................           9           33           --            6
  In the second to fifth years inclusive..........................         480           89           --           72
  Over five years.................................................         597           --          173           --
                                                                                                                   --
                                                                         -----          ---          ---
                                                                         1,086          122          173           78
                                                                                                                   --
                                                                                                                   --
                                                                         -----          ---          ---
                                                                         -----          ---          ---

(23) DIRECTORS' MATERIAL INTERESTS IN CONTRACTS
    Mr. HP Kruithof is the beneficial owner of the whole of the share capital of Burmel Holding NV.

                                   MITRE PLC
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

(23) DIRECTORS' MATERIAL INTERESTS IN CONTRACTS (CONTINUED)
    During the year Burmel Holding NV was paid L294,000 (1994: L150,000) by way of redemption, at par, of its holding of the 8% cumulative redeemable preference
(1992) shares.

    Messrs PLR Godfrey and RF Pipe are the owners of GPA Limited which in addition to charges made for management services referred to in note 4 made charges for services and personnel provided to Mitre plc and its subsidiary undertakings during the year at a cost of L51,000. By way of a consultancy agreement GPA Limited has agreed to provide a minimum level of services to Mitre plc and its subsidiary undertakings. This agreement is terminable with six months notice from either party.

    Messrs MJ Shields, AJ Tillard and HP Kruithof are party to the agreement dated 21 December 1995, whereby their shareholdings in Merit Direct Limited, The Decisions Group Limited and Merit Communications NV, referred to in note 9, have been acquired for shares in Mitre plc, based on the results of those companies.

(24) PERIODS
    The 1993 period represents the period from incorporation on 12 October 1992 to 31 December 1993. The figures are the results of the subsidiary undertakings from the date of acquisition, being 20 November 1992 for Merit Direct Limited and 4 November 1993 for The Decisions Group Limited, together with the results of the parent company for the period from 12 October 1992 to 31 December 1993. The 1994 and 1995 periods represent the years ended 31 December 1994 and 1995 respectively.

(25) SUMMARY OF DIFFERENCES BETWEEN UK AND US GENERALLY ACCEPTED ACCOUNTING PRINCIPLES
    The company's financial statements are prepared in accordance with generally accepted accounting principles in the United Kingdom ("UK GAAP") which differ in certain significant respects from generally accepted accounting principles in the United States ("US GAAP"). These differences relate principally to the following items and the approximate effect of the necessary adjustments on net income and shareholders' equity is shown in the following tables.

GOODWILL

    Under UK GAAP, goodwill arising on consolidation representing the excess of the fair value of the consideration given over the fair value of the separable net assets acquired is written off against a separate goodwill write-off reserve. Where the merger relief provisions of the Companies Act 1985 apply, the premium arising on the shares issued is credited to the merger reserve and is available for the write-off of goodwill.

    Under US GAAP, goodwill consists of the difference between the fair value of net assets acquired and the fair value of shares issued or cash paid as consideration except insofar as acquisitions are from companies under common control when assets are recorded at their historical cost. Goodwill is capitalised and amortised using the straight line method over 25 years. The carrying value of goodwill at each balance sheet date is reviewed to assess recoverability.

    Under US GAAP the premium arising on the shares issued is credited to paid in capital.

ACQUISITION OF MERIT COMMUNICATIONS NV

    Under UK GAAP, the acquisition of Merit Communications NV has been accounted for as a purchase, effective 21 December 1995. The assets of Merit Communications NV were included at fair value and the related goodwill written off to the merger reserve.

    Under US GAAP, the acquisition of an entity under common control is accounted for in a manner similar to a pooling of interests. Therefore, to the extent that shares in Merit Communications NV were acquired from Mr. Kruithof and companies under his control, the related income statements and

                                   MITRE PLC
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

(25) SUMMARY OF DIFFERENCES BETWEEN UK AND US GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED) balance sheets of Merit Communications NV would be combined with Mitre plc based upon the historical financial statements of Merit Communications NV from incorporation. To the extent that shares in Merit Communications NV were acquired from unrelated third parties, goodwill is capitalized and amortised straight line over 25 years.

ACQUISITION OF MERIT DIRECT LIMITED

    Under UK GAAP, the acquisition of Merit Direct Limited in 1992 was accounted for as a purchase, effective 20 November 1992. The assets of Merit Direct Limited were included at fair value and the related goodwill written off to a separate goodwill write-off reserve.

    Under US GAAP, the acquisition of an entity under common control is accounted for in a manner similar to a pooling of interests. Therefore to the extent that shares in Merit Direct Limited were acquired in November 1992 from Mr. Kruithof and companies under his control, the related income statements of Merit Direct Limited would be combined with Mitre plc based upon the historical financial statements of Merit Direct Limited. There is no significant impact on the income statement of Mitre plc since the results of Merit Direct Limited have been consolidated in Mitre plc's accounts.

CASH FLOWS

    Under UK GAAP, Mitre plc complies with Financial Reporting Standard No. 1 -- "Cash flow statements" (FRS 1). Its objectives and principles are similar to those set out in SFAS No. 95 "Statement of Cash Flows". The principal difference between the standards is in respect of classification. Under FRS 1, Mitre plc presents its cash flows for (a) operating activities; (b) returns on investments and servicing of finance; (c) taxation; (d) investing activities; and (e) financing activities. SFAS No. 95 requires only three categories of cash flow activity (a) operating; (b) investing; and (c) financing.

    Cash flows arising from taxation and returns on investments and servicing of finance under FRS 1, would with the exception of dividends paid, be included as operating activities under SFAS No. 95; dividend payments would be included as a financing activity under SFAS No. 95. In addition, under FRS 1, cash and cash equivalents include short term borrowings with original maturities of less than 90 days. SFAS No. 95 requires movements of such short term borrowings to be included in financing activities.

CURRENT ASSETS

    Current assets under UK GAAP include amounts which fall due after more than one year. Under US GAAP, such assets would be reclassified as non-current assets. Consequently, at 31 December 1995 L728,000 (1994: Nil) of debtors would be reclassified under US GAAP from current assets to non-current assets.

GOVERNMENT GRANTS

    Under UK GAAP, grants that relate to specific capital expenditure on specific projects are treated as deferred income which is credited to the profit and loss account over the related asset's useful life.

    Under US GAAP, such grants are deducted from the capital cost of the asset and the annual depreciation charge reduced accordingly.

    Consequently, at 31 December 1995, L147,000 (1994: Nil) of deferred income included in creditors falling due after more than one year and L145,000 (1994:
Nil) of deferred income included in creditors falling due within one year would be deducted from fixed assets.

                                   MITRE PLC
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

(25) SUMMARY OF DIFFERENCES BETWEEN UK AND US GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)
DEFERRED TAXATION

    Under UK GAAP, deferred tax assets should only be recognised when they are expected to be recoverable without replacement by equivalent balances.

    Under US GAAP, deferred tax assets are determined based on the differences between the financial statement and tax bases of assets and liabilities using tax rates and laws applicable in the years in which the differences are expected to reverse.

MANDATORILY REDEEMABLE PREFERENCE SHARES (MRPS)

    Under UK GAAP, MRPs are included in shareholders' funds. Under US GAAP, MRPs would not form part of shareholders' equity.

    APPROXIMATE EFFECT ON NET INCOME OF DIFFERENCES BETWEEN UK GAAP AND US GAAP.

                                                                                         YEAR ENDED 31
                                                                                            DECEMBER
                                                                                      --------------------
                                                                                        1995       1994
                                                                                        L'000      L'000
                                                                                      ---------  ---------
Profit for the financial year under UK GAAP.........................................      1,148        685
Goodwill amortisation...............................................................        (22)       (22)
Net income/(loss) of Merit Communications NV........................................        296       (671)
Deferred taxes......................................................................         60         75
                                                                                      ---------  ---------
Net income under US GAAP............................................................      1,482         67
                                                                                      ---------  ---------
                                                                                      ---------  ---------

    APPROXIMATE CUMULATIVE EFFECT ON SHAREHOLDERS' EQUITY OF DIFFERENCES BETWEEN UK GAAP AND US GAAP.

                                                                                         YEAR ENDED 31 DECEMBER
                                                                               ------------------------------------------
                                                                                            1995                  1994
                                                                                 L'000      L'000      L'000      L'000
                                                                               ---------  ---------  ---------  ---------
Shareholders' funds under UK GAAP............................................                 3,676                 1,437
Less mandatorily redeemable preference shares................................                  (350)                 (644)

Goodwill written off under UK GAAP from acquisitions in November 1992 and
 November 1993...............................................................      1,066                 1,066
Less goodwill attributable to Merit Direct Limited...........................       (519)                 (519)
                                                                               ---------             ---------
Goodwill capitalised under US GAAP...........................................                   547                   547

Goodwill written off under UK GAAP from acquisitions in December 1995........      3,518
Less goodwill attributable to Merit Communications NV........................     (1,063)
                                                                               ---------
Goodwill capitalised under US GAAP...........................................                 2,455

Amortisation of goodwill.....................................................                   (68)                  (46)

As if pooling of interests in respect of Merit Communications NV.............                    --                  (111)
Deferred taxes...............................................................                   135                    75
                                                                                          ---------             ---------
Shareholders' equity under US GAAP...........................................                 6,395                 1,258
                                                                                          ---------             ---------

                                   MITRE PLC
            NOTES TO UNAUDITED CONDENSED GROUP FINANCIAL STATEMENTS

    The condensed group financial statements are unaudited, and have been prepared under the historical cost accounting rules and in accordance with applicable UK accounting standards. The financial statements are presented in UK pounds sterling (L) and reflect all adjustments (consisting only of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the results for the interim period.

    The condensed financial statements should be read in conjunction with the Group financial statements and notes included elsewhere in this Proxy Statement.

    The results for the three months ended March 31, 1996 are not necessarily indicative of the results to be expected for the full year.

                                   MITRE PLC
               UNAUDITED CONDENSED GROUP PROFIT AND LOSS ACCOUNT
               FOR THE THREE MONTHS ENDED 31 MARCH 1996 AND 1995

                                                                 1996           1995
                                                             -------------  -------------
                                                                 L000           L000
TURNOVER...................................................     12,094          5,998
Cost of sales..............................................     (7,567)        (3,395)
                                                             -------------  -------------
GROSS PROFIT...............................................      4,527          2,603
Administrative expenses....................................     (3,562)        (1,560)
                                                             -------------  -------------

OPERATING PROFIT...........................................        965          1,043
Interest payable and similar charges.......................       (105)           (53)
                                                             -------------  -------------
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION..............        860            990
Tax on profit on ordinary activities.......................       (284)          (327)
                                                             -------------  -------------
PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION...............        576            663
Minority interests.........................................         --           (197)
                                                             -------------  -------------
PROFIT FOR THE FINANCIAL PERIOD............................        576            466
Non equity dividends.......................................         --             --
                                                             -------------  -------------
RETAINED PROFIT FOR THE FINANCIAL PERIOD...................        576            466
                                                             -------------  -------------
                                                             -------------  -------------

                                   MITRE PLC
                    UNAUDITED CONDENSED GROUP BALANCE SHEET
                           AT 31 MARCH 1996 AND 1995

                                                                        1996       1995
                                                                      ---------  ---------
                                                                        L000       L000
FIXED ASSETS
Tangible assets.....................................................      8,133      4,549
Investments.........................................................         11         41
                                                                      ---------  ---------
                                                                          8,144      4,590
                                                                      ---------  ---------
CURRENT ASSETS
Debtors
  -- amounts receivable after more than one year....................        703         --
  -- amounts receivable within one year.............................     11,857      6,009
Cash at bank and in hand............................................        177         --
                                                                      ---------  ---------
                                                                         12,737      6,009
CREDITORS: AMOUNT FALLING DUE WITHIN ONE YEAR.......................    (13,143)    (5,956)
                                                                      ---------  ---------
NET CURRENT LIABILITIES.............................................       (406)        53
                                                                      ---------  ---------
TOTAL ASSETS LESS CURRENT LIABILITIES...............................      7,738      4,643
Creditors: amounts falling due after more than one year.............     (2,387)    (1,222)
PROVISION FOR LIABILITIES AND CHARGES...............................       (136)       (59)
                                                                      ---------  ---------
NET ASSETS..........................................................      5,215      3,362
                                                                      ---------  ---------
                                                                      ---------  ---------
CAPITAL AND RESERVES
Called up share capital.............................................      1,080      1,299
Share capital to be issued..........................................        629         --
Other reserves......................................................        177       (841)
Profit and loss account.............................................      2,366      1,370
                                                                      ---------  ---------
SHAREHOLDERS' FUNDS.................................................      4,252      1,828
Minority interests..................................................        963      1,534
                                                                      ---------  ---------
                                                                          5,215      3,362
                                                                      ---------  ---------
                                                                      ---------  ---------
Shareholders' funds -- Equity.......................................      3,902      1,259
                  -- Non equity.....................................        350        569
                                                                      ---------  ---------
                                                                          4,252      1,828
                                                                      ---------  ---------
                                                                      ---------  ---------
Minority interests -- Equity........................................         --        834
                -- Non equity.......................................        963        700
                                                                      ---------  ---------
                                                                            963      1,534
                                                                      ---------  ---------
                                                                      ---------  ---------

                                   MITRE PLC
                 UNAUDITED CONDENSED GROUP CASH FLOW STATEMENT
               FOR THE THREE MONTHS ENDED 31 MARCH 1996 AND 1995

                                                                     1996           1995
                                                                 -------------  -------------
                                                                     L000           L000
NET CASH INFLOW/(OUTFLOW) FROM
 OPERATING ACTIVITIES..........................................       (730)           333
                                                                 -------------  -------------
RETURNS ON INVESTMENTS AND
 SERVICING OF FINANCE
Interest paid..................................................        (62)           (38)
Finance lease interest.........................................        (43)           (15)
                                                                 -------------  -------------
NET CASH OUTFLOW FROM RETURNS ON INVESTMENTS AND SERVICING OF
 FINANCE.......................................................       (105)           (53)
                                                                 -------------  -------------
CORPORATION TAX REPAID.........................................         35             --
                                                                 -------------  -------------
INVESTING ACTIVITIES...........................................
Purchase of tangible fixed assets..............................       (974)          (307)
                                                                 -------------  -------------
NET CASH OUTFLOW FROM INVESTING ACTIVITIES.....................       (974)          (307)
                                                                 -------------  -------------
NET CASH OUTFLOW BEFORE FINANCING..............................     (1,774)           (27)
FINANCING......................................................
Redemption of share capital....................................         --            (75)
Repayment of finance leases....................................       (251)           (99)
Repayment of bank loans........................................       (133)           (25)
                                                                 -------------  -------------
NET CASH OUTFLOW FROM FINANCING................................       (384)          (199)
                                                                 -------------  -------------
DECREASE IN CASH AND CASH EQUIVALENTS..........................     (2,158)          (226)
                                                                 -------------  -------------
                                                                 -------------  -------------

                    AUDITORS' REPORT ON FINANCIAL STATEMENTS

To the Stockholders and the Board of
Directors of Teleaction, S.A.:

    We have audited the balance sheets of TELEACTION, S.A. as of December 31, 1994 and 1995, and the related statements of income, cash flows and changes in shareholders' equity for each of the three years in the period ended December 31, 1995, all expressed in Spanish pesetas. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perfom the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, based on our audit, the financial statements referred to above present fairly, in all material respects, the financial position of Teleaction, S.A. as of December 31, 1994 and 1995, and of the results of its operations and cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles in Spain.

    Accounting practices used by the company in preparing the accompanying financial statements conform with generally accepted accounting principles in Spain, but do not conform with accounting principles generally accepted in the United States. A description of these differences and a complete reconciliation of net income and shareholders' equity for 1994 and 1995 to U.S. generally accepted accounting principles is set forth in Note 16.

                                          ARTHUR ANDERSEN

Madrid, Spain
June 24, 1996

                                TELEACTION, S.A.
                BALANCE SHEETS AS OF DECEMBER 31, 1994 AND 1995
                             (AMOUNTS IN THOUSANDS)

                                                                                    PESETAS           US DOLLARS
                                                                            ------------------------  -----------
                                                                                  DECEMBER 31          DECEMBER
                                                                            ------------------------  -----------

                                                                               1994         1995         1995
                                                                            -----------  -----------  -----------
ASSETS
FIXED AND OTHER NONCURRENT ASSETS:
START-UP EXPENSES.........................................................          619          434           4
INTANGIBLE ASSETS (NOTE 5)-...............................................       71,547      123,341       1,016
Cost......................................................................       99,255      164,061       1,351
Accumulated depreciation..................................................      (27,708)     (40,720)       (335)
TANGIBLE FIXED ASSETS (NOTE 6)-...........................................      139,733      147,877       1,218
Cost......................................................................      207,256      264,419       2,178
Accumulated depreciation..................................................      (67,523)    (116,542)       (960)
LONG-TERM FINANCIAL INVESTMENTS (NOTE 7)-.................................       47,342       56,584         466
Holdings in group companies...............................................       58,141       62,406         514
Long-term deposits and guarantees.........................................       11,343       16,320         134
Provisions................................................................      (22,142)     (22,142)       (182)
DEFERRED EXPENSES (NOTE 4-B)..............................................        5,255       13,849         114
                                                                            -----------  -----------  -----------
  Total fixed and other noncurrent assets.................................      264,496      342,085       2,818
CURRENT ASSETS:
ACCOUNTS RECEIVABLE-......................................................    1,055,928    1,519,257      12,514
Customer receivables......................................................    1,048,791    1,515,577      12,484
Doubtful customer receivables.............................................       28,749       33,729         278
Sundry accounts receivable................................................        5,408        3,680          30
Less - Allowance for bad debts............................................      (27,020)     (33,729)       (278)
RECEIVABLES FROM GROUP COMPANIES (NOTE 8).................................       20,709       39,333         324
NONTRADE RECEIVABLES-.....................................................       25,774       47,353         390
Other receivables.........................................................       17,374       16,828         139
Tax receivables (Note 11).................................................        8,400       30,525         251
CASH......................................................................      110,894       74,714         616
PREPAID EXPENSES..........................................................        2,877        2,905          24
                                                                            -----------  -----------  -----------
  Total current assets....................................................    1,216,182    1,683,562      13,868
                                                                            -----------  -----------  -----------
  TOTAL ASSETS............................................................    1,480,678    2,025,647      16,686
                                                                            -----------  -----------  -----------
                                                                            -----------  -----------  -----------
SHAREHOLDERS' EQUITY AND LIABILITIES
SHAREHOLDERS'EQUITY (Note 9):
SUBSCRIBED CAPITAL STOCK..................................................       50,000       50,000         412
RESERVES-.................................................................      602,655      789,976       6,507
Legal reserve.............................................................       10,000       10,000          82
Voluntary reserve.........................................................      592,655      779,976       6,425
INCOME FOR THE YEAR.......................................................      269,892      379,564       3,126
                                                                            -----------  -----------  -----------
      Total shareholder's equity..........................................      922,547    1,219,540      10,045
DEFERRED REVENUES (NOTE 4-H)..............................................       24,000       27,000         223
PROVISIONS FOR CONTINGENCIES AND EXPENSES (NOTE 4-E)......................       70,000      136,215       1,122
LONG-TERM DEBT:
PAYABLE TO CREDIT ENTITIES (NOTE 10)......................................       26,427       60,263         497
PAYABLE TO GROUP COMPANIES (NOTE 7).......................................       11,920        4,421          36
                                                                            -----------  -----------  -----------
  Total long-term debt....................................................       38,347       64,684         533

                                TELEACTION, S.A.
          BALANCE SHEETS AS OF DECEMBER 31, 1994 AND 1995 (CONTINUED)
                             (AMOUNTS IN THOUSANDS)

CURRENT LIABILITIES:
PAYABLE TO CREDIT ENTITIES (NOTE 10 ).....................................       31,322       64,268         530
TRADE ACCOUNTS PAYABLE....................................................      113,896      162,664       1,340
PAYABLE TO GROUP COMPANIES-...............................................           --        9,999          82
Payment outstanding (Note 7)..............................................           --        9,999          82
OTHER NONTRADE PAYABLES-..................................................      276,685      311,257       2,564
Accrued taxes payable (Note 11)...........................................      212,415      292,473       2,409
Compensation payable......................................................       22,533       18,784         155
Other payables............................................................       41,737           --          --
ACCRUED EXPENSES..........................................................        3,881       30,020         247
                                                                            -----------  -----------  -----------
  Total current liabilities...............................................      425,784      578,208       4,763
  TOTAL SHAREHOLDERS' EQUITY AND LIABILITIES..............................    1,480,678    2,025,647      16,686
                                                                            -----------  -----------  -----------
                                                                            -----------  -----------  -----------

             The accompanying Notes 1 to 16 are an integral part of
                          these financial statements.

                                TELEACTION, S.A.
                              STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 1993, 1994 AND 1995
                             (AMOUNTS IN THOUSANDS)

                                                                             PESETAS                 US DOLLARS
                                                              -------------------------------------  -----------
                                                                 1993         1994         1995         1995
                                                              -----------  -----------  -----------  -----------
STATEMENTS OF INCOME

REVENUES:
Net sales (Note 12).........................................    2,410,125    2,986,596    3,704,611      30,516
Other.......................................................        1,533            -            -           -
                                                              -----------  -----------  -----------  -----------
                                                                2,411,658    2,986,596    3,704,611      30,516
EXPENSES:
Purchases...................................................      226,336      195,602      291,280       2,399
Personnel expenses (Note 12)................................    1,119,204    1,613,210    1,916,952      15,791
Depreciation and amortization...............................       25,463       49,145       62,216         513
Variation in operating provisions...........................        4,169       22,851        6,709          55
Other operating expenses....................................      515,095      636,984      792,659       6,529
                                                              -----------  -----------  -----------  -----------
                                                                1,890,267    2,517,792    3,069,816      25,287
                                                              -----------  -----------  -----------  -----------
Operating income............................................      521,391      468,804      634,795       5,229
INTEREST REVENUES:
Other interest and similar revenues.........................        5,852       18,779       26,472         218
                                                              -----------  -----------  -----------  -----------
                                                                    5,852       18,779       26,472         218
INTEREST EXPENSES:
Other financial and similar expenses........................       18,077       14,972       14,224         117
                                                              -----------  -----------  -----------  -----------
                                                                   18,077       14,972       14,224         117
                                                              -----------  -----------  -----------  -----------
Financial income (loss).....................................      (12,225)       3,807       12,248         101
EXTRAORDINARY REVENUES:
Gains on disposal of intangible assets and tangible fixed
 assets.....................................................            -        1,805            -           -
Extraordinary revenues (Note 12)............................           87        9,904       10,750          88
                                                              -----------  -----------  -----------  -----------
                                                                       87       11,709       10,750          88
EXTRAORDINARY EXPENSES:
Variation in provisions for investments in non-consolidated
 subsidiaries (Note 7)......................................       14,265        2,430       26,117         215
Losses on disposal of intangible assets and tangible fixed
 assets.....................................................        9,904          494            -           -
Extraordinary expenses (Note 12)............................       25,843       46,143       50,778         418
                                                              -----------  -----------  -----------  -----------
                                                                   50,012       49,067       76,895         633
                                                              -----------  -----------  -----------  -----------
Extraordinary income (loss).................................      (49,925)     (37,358)     (66,145)       (545)
                                                              -----------  -----------  -----------  -----------
Income before taxes.........................................      459,241      435,253      580,898       4,785
                                                              -----------  -----------  -----------  -----------
Income taxes (Note 11 ).....................................      166,955      165,361      201,334       1,659
Net income for the year.....................................      292,286      269,892      379,564       3,126
                                                              -----------  -----------  -----------  -----------
                                                              -----------  -----------  -----------  -----------
Net income per share (Note 4-g).............................           58           54           76         0.6

              The accompanying Notes 1 to 16 are an integral part
                         of these financial statements.

                                TELEACTION, S.A.
                            STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 1993, 1994 AND 1995
                             (AMOUNTS IN THOUSANDS)

                                                                              PESETAS                US DOLLARS
                                                                 ----------------------------------  -----------
                                                                    1993        1994        1995        1995
                                                                 ----------  ----------  ----------  -----------
Cash flows from operating activities (a):
Net income.....................................................     292,286     269,892     379,564       3,126
Adjustments to reconcile net income to net cash provided by
 operating activities:
  Depreciation and amortization................................      25,463      49,145      62,216         513
  Provision for contingencies and expenses.....................      25,000      45,000      40,098         330
  Variation in provision for financial investments.............      14,265       2,430      26,117         215
  Interest of lease obligations................................       5,392       5,661       7,408          61
  Deferred revenues............................................          --     (10,000)    (17,000)       (140)
Losses on disposals............................................       9,904         494          --          --
Gains on disposals.............................................          --      (1,805)         --          --
                                                                 ----------  ----------  ----------  -----------
                                                                    372,310     360,817     498,403       4,105
                                                                 ----------  ----------  ----------  -----------
Changes in operating assets and liabilities:
  Accounts receivable..........................................    (388,256)     48,379    (503,532)     (4,148)
  Payable to credit entities...................................     123,586     (80,670)     14,852         122
  Other current liabilities....................................      66,782     (59,967)    150,765       1,242
  Prepaid expenses                                                   (4,787)      1,910         (28)         --
                                                                 ----------  ----------  ----------  -----------
                                                                    169,635     270,469     160,460       1,321
                                                                 ----------  ----------  ----------  -----------
Cash flows from investing activities (b):
  Purchases of tangible fixed assets...........................     (52,692)    (52,349)    (37,652)       (310)
  Purchases of intangible assets...............................      (2,781)     (3,399)     (4,482)        (37)
  Investments in holdings in group companies...................     (21,000)         --      (1,765)        (15)
  Start-up expenses............................................        (926)         --          --          --
  Disposal of tangible fixed assets............................       4,070       7,732       1,525          13
  Long-term deposits...........................................      (7,054)     (1,733)     (5,601)        (46)
  Proceeds from long-term deposits.............................       4,902         841         624           5
                                                                 ----------  ----------  ----------  -----------
                                                                    (75,481)    (48,908)    (47,351)       (390)
                                                                 ----------  ----------  ----------  -----------
Cash flows from financing activities:
  Dividends paid...............................................     (64,842)    (92,284)   (123,857)     (1,020)
  Repayment of lease obligations...............................     (30,907)    (49,794)    (41,794)       (342)
  Loan proceeds................................................          --       5,401          --          --
  Repayment of loans and other debts...........................      (9,601)     (1,463)     (3,938)        (32)
  Changes in deferred revenues.................................      20,000      14,000      20,000         165
                                                                 ----------  ----------  ----------  -----------
                                                                    (85,350)   (124,140)   (149,289)     (1,229)
                                                                 ----------  ----------  ----------  -----------
Net change in cash and cash equivalents........................       8,804      97,421     (36,180)       (298)
Cash and cash equivalents at the beginning of the year (c).....       4,669      13,473     110,894         913
Cash and cash equivalents at the end of the year (c)...........      13,473     110,894      74,714         615

     The accompanying Notes 1 to 16 are an integral part of these financial statements.

                                TELEACTION, S.A.

                            STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 1993, 1994 AND 1995

                             (AMOUNTS IN THOUSANDS)

(a) The interest and income tax payments made in 1993, 1994 and 1995 were as follows:

                                                                                        US
                                                               PESETAS                DOLLARS
                                                   -------------------------------  -----------
                                                     1993       1994       1995        1995
                                                   ---------  ---------  ---------  -----------
Interest.........................................     18,077     14,972     13,355         110
Income taxes.....................................    119,383    189,016    166,221       1,369

(b) In 1995 certain investing activities occurred without resulting in cash payments. Teleaction, S.A. acquired a shareholding in group companies through the assumption of directly related liabilities amounting to Ptas. 2,500,000. At December 31, 1995, those debts had not been paid.

(c) For the purpose of the statement of cash flows, Teleaction, S.A. treats as cash and cash equivalents the balance of the "Cash" caption.

     The accompanying Notes 1 to 16 are an integral part of these financial statements.

                                TELEACTION, S.A.
                   STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                FOR THE YEARS ENDED DECEMBER 31, 1993, 1994 AND 1995
                               (AMOUNTS IN THOUSANDS)

                                                                                                     US DOLLARS
                                                                               PESETAS               -----------
                                                                  ---------------------------------   DECEMBER
                                                                    1993       1994        1995         1995
                                                                  ---------  ---------  -----------  -----------
Balance at beginning of year....................................    493,939    735,227      922,547       7,599
Net income for the period.......................................    292,286    269,892      379,564       3,126
Dividends.......................................................    (50,998)   (82,572)     (82,571)       (680)
Balance at end of year..........................................    735,227    922,547    1,219,540      10,045

             The accompanying Notes 1 to 16 are an integral part of
                          these financial statements.

                                TELEACTION, S.A.

                         NOTES TO FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 1995

(1) COMPANY DESCRIPTION
    Teleaction, S.A. was incorporated on February 26, 1986. Its corporate purpose, per its bylaws, is as follows:

        1. To carry out teleservicing activities and, in general, any other advertising or direct marketing-related activities.

        2. To give and design courses and seminars for professionals and executives to provide them with training in the various business management areas and, particularly, in marketing techniques.

        3. To prepare and sell didactic material for the purposes described in paragraph b above.

        4. To provide study, design and counseling services to companies in all planning, organizational, control and management areas.

        5. To provide civil telecommunications services provided that the required administrative authorizations or licenses are obtained, excluding, in particular, the services referred to in Articles 11, 12, 13 and 14 of Telecommunications Law 31/1987, and in general, the services legally reserved for the public sector and any services calling for certain circumstances which do not arise at the Company or certain conditions or requirements which the Company does not meet.

    The business activities composing the corporate purpose can be carried out, totally or partially, indirectly through the ownership of shares or holdings in companies with identical or similar corporate purposes.

(2) BASIS OF PRESENTATION OF THE FINANCIAL STATEMENTS
    The accompanying financial statements were prepared in accordance with generally accepted accounting principles in Spain (Spanish GAAP). The statements of cash flows and shareholders' equity were prepared broadly in accordance with the U.S. format, but also in accordance with the Spanish GAAP referred to before.

    The differences between Spanish GAAP and U.S. GAAP and their effect on the 1994 and 1995 statements of income and on the statements of stockholders' equity as of December 31, 1994 and 1995, are described in Note 16.

    The 1993, 1994 and 1995 financial statements, which were presented in the format required by Spanish corporate legislation, were prepared by the Company's Board of Directors. The accompanying financial statements were prepared by Company management and have been adapted to the format generally required by the SEC and also include some adjustments and reclassifications.

                                TELEACTION, S.A.

                      FOR THE YEAR ENDED DECEMBER 31, 1995

(2) BASIS OF PRESENTATION OF THE FINANCIAL STATEMENTS (CONTINUED)
    The adjustments made to the Spanish financial statements are as follows:

        1. Recording of implicit interest for the balances receivable from certain State-owned entities of assured creditworthiness but with uncertain collection periods.

                                                                   THOUSANDS OF PESETAS
                                                              -------------------------------
                                                                         VARIATION
                                                              -------------------------------
                                                                    INCREASE (DECREASE)
                                                              -------------------------------
                                                                1993       1994       1995
                                                              ---------  ---------  ---------
Net sales...................................................    (20,000)   (14,000)   (20,000)
Other interest and similar revenues.........................     --         10,000     17,000
Deferred revenues...........................................     20,000      4,000      3,000
Deferred tax assets.........................................      7,000      1,400      1,050
Income taxes................................................     (7,000)    (1,400)    (1,050)
Effect on net income for the period.........................    (13,000)    (2,600)    (1,950)

        2. Recording in the 1993 statement of income of a provision for contingencies and expenses recorded under reserves.

                                                                                    THOUSAND OF
                                                                                      PESETAS
                                                                                    -----------
                                                                                     VARIATION
                                                                                    -----------
                                                                                     INCREASE
                                                                                    (DECREASE)
                                                                                    -----------
                                                                                       1993
                                                                                    -----------
Voluntary reserves................................................................      25,000
Extraordinary expenses............................................................      25,000
Effect on net income for the period...............................................     (25,000)

        3. Recording in the 1995 statement of income of an additional provision for contingencies and expenses related to potential losses in Action Servicios de Publicidade, S.A.

                                                                                    THOUSAND OF
                                                                                      PESETAS
                                                                                    -----------
                                                                                     VARIATION
                                                                                    -----------
                                                                                     INCREASE
                                                                                    (DECREASE)
                                                                                    -----------
                                                                                       1995
                                                                                    -----------
Extraordinary expenses............................................................      34,098
Provision for contingencies and expenses..........................................      34,098
Deferred taxes assets.............................................................      11,934
Income taxes......................................................................     (11,934)
Effect on net income for the period...............................................     (22,164)

                                TELEACTION, S.A.

                      FOR THE YEAR ENDED DECEMBER 31, 1995

(2) BASIS OF PRESENTATION OF THE FINANCIAL STATEMENTS (CONTINUED)
    Following is a summary of the effects of the above mentioned adjustments:

                                                                  THOUSANDS OF PESETAS
                                            ----------------------------------------------------------------
                                                      NET INCOME                  SHAREHOLDERS' EQUITY
                                            -------------------------------  -------------------------------
                                                  FOR THE YEAR ENDED                      AS OF
                                                      DECEMBER 31                      DECEMBER 31
                                            -------------------------------  -------------------------------
                                              1993       1994       1995       1993       1994       1995
                                            ---------  ---------  ---------  ---------  ---------  ---------
Amounts per previous financial
 statements...............................    330,286    272,492    403,678    748,227    938,147  1,259,254
Increase (Decrease) due to net effect of
 the above mentioned adjustments..........    (38,000)    (2,600)   (24,114)   (13,000)   (15,600)   (39,714)
Amounts per accompanying financial
 statements (Spanish GAAP)................    292,286    269,892    379,564    735,227    922,547  1,219,540

    The most significant presentation changes made to the Spanish financial statements are as follows:

        a) Different format of income statement and inclusion of 1993 statement of income.

        b)  Inclusion of statements of cash flows and shareholders' equity.

        c) Exclusion of the Spanish version of the statement of changes in financial position, which was replaced by the statements of cash flows.

        d) Inclusion of notes for the balance sheet as of December 31, 1994 and for the 1994 and 1993 statements of income.

        e) Additional disclosures in the accompanying financial statements including notes relating to subsequent events and the reconciliation of Spanish GAAP to U.S. GAAP.

    The financial information expressed in U.S. dollars is presented for the convenience of the readers and is translated from Spanish pesetas at the noon buying rate in New York City for cable transfers in pesetas as certified for customs purposes by the Federal Reserve Bank of New York on December 29, 1995, which was Spanish Ptas. 121.400 per U.S. dollar.

(3) APPROPRIATION OF INCOME
    The Company's directors proposed the appropriation of 1995 income to voluntary reserve (see additionally Note 15).

(4) VALUATION STANDARDS
    The main valuation methods applied by the Company in preparing its financial statements, in accordance with Spanish Generally Accepted Accounting Principles, were as follows:

    A)  START-UP EXPENSES-

    Start-up expenses, which consist of the expenses incurred as a result of the relocation of the Company's offices in Madrid in 1993, are being systematically amortized over five years.

    B)  INTANGIBLE ASSETS-

    Computer  applications  are  valued   at  cost  and   are  amortized  on   a
straight-line basis over their estimated useful life, which is four years.

    Leased assets are recorded as intangible assets at the cost of the related assets, excluding interest expenses, and are amortized by the same method as that used to depreciate tangible fixed assets. The total debt for lease payments plus the amount of the purchase option are recorded as a liability. The

                                TELEACTION, S.A.

                      FOR THE YEAR ENDED DECEMBER 31, 1995

(4) VALUATION STANDARDS (CONTINUED)
difference between the two amounts, which represents the interest expenses on the transaction, is recorded under the "Deferred Charges" caption in the accompanying balance sheets and is allocated to income each year by the interest method.

    As from 1994, the Company changed the residual years of estimated useful life of the assets, with no retroactive effect, as set forth in Note 4-c below. The effect of this change was an increase of Ptas. 5,480,581 in the 1994 amortization expense.

    C)  TANGIBLE FIXED ASSETS-

    Tangible fixed assets are carried at cost and are depreciated using the straight-line method at annual rates based on the following years of estimated useful life:

                                                                                    YEARS OF
                                                                                   ESTIMATED
                                                                                  USEFUL LIFE
                                                                                  ------------
Technical installations and machinery...........................................      8.33
Other installations, tools and furniture........................................   8.33 to 10
Other tangible fixed assets.....................................................   4 to 6.25

    The costs of expansion, modernization or improvements leading to increased productivity, capacity or efficiency or to a lengthening of the useful lives of the assets are capitalized.

    Upkeep and maintenance expenses are expensed currently.

    As from 1994 the Company changed the residual years of estimated useful life of its assets, with no retroactive effect, as follows:

                                                                             YEARS OF
                                                                       ESTIMATED USEFUL LIFE
                                                                     -------------------------
                                                                       1994 AND
                                                                      SUBSEQUENT
                                                                        YEARS         1993
                                                                     ------------  -----------
Technical installations and machinery..............................      8.33       9.5 to 10
Other installations, tools and furniture...........................   8.33 to 10    10 to 16
Other tangible fixed assets........................................   4 to 6.25      6 to 8

    The estimated useful lives of the assets were changed because the Company considers that the resulting useful lives better reflect the technical and economic obsolescence of the assets and are within the limits sets by the new depreciation tables approved by a Ministry of Economy and Finance Order dated May 20, 1993.

    The effect of this change in the estimated useful lives gave rise to an increase of Ptas. 14,348,967 in the 1994 depreciation expense.

    D)  FINANCIAL INVESTMENTS-

    The Company records its holdings in the capital stock of other companies at cost, net, where appropriate, of the related provisions for depreciation if cost was higher than the underlying book value of the investee at year-end, adjusted by the unrealized gains existing at the time of acquisition and still persisting at year-end.

    Had these holdings been consolidated, the effect on the Company's financial statements would not have been material.

                                TELEACTION, S.A.

                      FOR THE YEAR ENDED DECEMBER 31, 1995

(4) VALUATION STANDARDS (CONTINUED)
    E)  PROVISION FOR CONTINGENCIES AND EXPENSES-

    The Company has recorded a provision for contingencies and expenses to cover the potential risks arising from the Company's and the subsidiaries' operations and the losses incurred at the investees which exceed the cost of the related investment (see Note 7).

    F)  INCOME TAXES-

    The expense for corporate income tax of each year is calculated on the basis of book income before taxes, increased or decreased, as appropriate, by the permanent differences from taxable income, net of tax relief and tax credits.

    G)  NET INCOME PER SHARE-

    Net income per share has been calculated on the basis of Teleaction, S.A.'s 5,000 shares of capital stock for all periods (see Note 9).

    H)  RECOGNITION OF REVENUES AND EXPENSES-

    Revenues and expenses are recognized on an accrual basis, i.e. when the actual flow of the related goods and services occurs, regardless of when the resulting monetary or financial flow arises.

    However, in accordance with the accounting principle of prudence, the Company only records realized income at year-end, whereas foreseeable contingencies and losses, including possible losses, are recorded as soon as they become known.

    The accompanying financial statements include provisions for the balances receivable from certain State-owned entities of assured creditworthiness with unusually long payment periods. The portion of the receivables from an entity of this kind at a term which will foreseeably exceed one year are deducted therefrom and treated as deferred interest, since such interest are deemed to be implicitly included in the consideration for the services rendered. This implicit interest, calculated considering that the situation as of December 31, 1995, 1994 and 1993, would be maintained, would amount, at these dates, to approximately Ptas. 20,000,000, Ptas. 14,000,000 and Ptas. 20,000,000,
respectively.

    I)  TERMINATION INDEMNITIES-

    Under current labor regulations, the Company is required to make indemnity payments to employees terminated under certain conditions. The accompanying balance sheets do not include any provision in this connection since it is considered that no terminations will take place in the future which might have a significant net worth effect.

                                TELEACTION, S.A.

                      FOR THE YEAR ENDED DECEMBER 31, 1995

(5) INTANGIBLE ASSETS
    The variations in 1995 and 1994 in intangible asset accounts and in the related accumulated amortization were as follows:

                                                               THOUSANDS OF PESETAS
                  --------------------------------------------------------------------------------------------------------------
                                            TRANSFERS TO                                            TRANSFERS TO
                  BALANCE AS                  TANGIBLE                    BALANCE AS                  TANGIBLE
                  OF 01/01/94   ADDITIONS   FIXED ASSETS    RETIREMENTS   OF 12/31/94   ADDITIONS   FIXED ASSETS    RETIREMENTS
                  -----------  -----------  -------------  -------------  -----------  -----------  -------------  -------------
Computer
 applications...      14,116        3,399        --             (1,220)       16,295        4,482        --             --
Leased assets...      85,767       35,842       (38,649)        --            82,960       81,915       (21,036)          (555)
                  -----------  -----------  -------------  -------------  -----------  -----------  -------------  -------------
                      99,883       39,241       (38,649)        (1,220)       99,255       86,397       (21,036)          (555)
                  -----------  -----------  -------------  -------------  -----------  -----------  -------------  -------------
Accumulated
 amortization:
Computer
 applications...       6,356        3,856        --               (793)        9,419        4,138        --             --
Leased assets...      18,840       14,822       (15,373)        --            18,289       21,266       (12,392)        --
                  -----------  -----------  -------------  -------------  -----------  -----------  -------------  -------------
                      25,196       18,678       (15,753)          (793)       27,708       25,404       (12,392)        --
                  -----------  -----------  -------------  -------------  -----------  -----------  -------------  -------------


                   BALANCE
                    AS OF
                  12/31/95
                  ---------
Computer
 applications...     20,777
Leased assets...    143,284
                  ---------
                    164,061
                  ---------
Accumulated
 amortization:
Computer
 applications...     13,557
Leased assets...     27,163
                  ---------
                     40,720
                  ---------

    The 1995 and 1994 transfers to tangible fixed assets arose from the exercise of the purchase option on certain leased assets, which had been classified until then as intangible assets.

                                TELEACTION, S.A.

                      FOR THE YEAR ENDED DECEMBER 31, 1995

(5) INTANGIBLE ASSETS (CONTINUED)
    The Company's leased assets as of December 31, 1995 and 1994, were as follows:

DECEMBER 31, 1995-

                                                                      THOUSANDS OF PESETAS
                                                   -----------------------------------------------------------
                                                   ORIGINAL    LEASE PAYMENTS PAID
                                                     COST     ----------------------
                                                   INCLUDING    IN THE                   LEASE      VALUE OF
                                       PERIOD      PURCHASE     CURRENT    IN PRIOR    PAYMENTS     PURCHASE
    DESCRIPTION      CONTRACT TERM     ELAPSED      OPTION       YEAR        YEARS    OUTSTANDING    OPTION
- -------------------  -------------  -------------  ---------  -----------  ---------  -----------  -----------
Computer hardware..    36 months      31 months        3,322       1,331       2,108         555          111
Furniture..........    36 months      30 months        8,825       3,479       5,218       1,739          290
Computer hardware..    36 months      29 months        2,264         888       1,258         518           74
Computer hardware..    36 months      27 months        2,135         826         964         617           69
Vehicles...........    36 months      27 months        5,305       1,496       1,870       2,125          125
Computer hardware..    36 months      25 months        2,023         780         845         715           65
Computer hardware..    36 months      24 months        2,164         825         825         825           69
Computer hardware..    36 months      21 months        4,086       1,552       1,154       1,941          129
Vehicles...........    36 months      21 months        2,140         694         453       1,159           50
Computer hardware..    36 months      21 months        3,540       1,345       1,009       1,681          112
Furniture..........    24 months      21 months        8,669       4,567       3,939       1,142          380
Vehicles...........    48 months      21 months        4,992       1,248         832       3,646           90
Vehicles...........    36 months      20 months        3,458       1,325         672       1,757           96
Vehicles...........    36 months      19 months        3,278       1,093         637       1,829           79
Computer hardware..    24 months      13 months        5,168       2,584         248       2,701          215
Technical
installations......    36 months      12 months        6,486       2,548      --           4,884          212
Computer hardware..    60 months      11 months        9,969       2,415      --          10,758          219
Technical
installations......    36 months      8 months         6,979       1,868      --           6,537          233
Technical
installations......    36 months      8 months         4,016       1,075      --           3,762          134
Computer hardware..    36 months      7 months         3,412         773      --           3,203          110
Furniture..........    36 months      7 months         1,241         291      --           1,204           41
Computer hardware..    36 months      4 months        18,433       2,335      --          18,681          584
Computer hardware..    36 months      3 months         3,275         312      --           3,533          104
Computer hardware..    36 months      3 months        14,056       1,308      --          14,385          436
Computer hardware..    36 months      2 months        14,048         892      --          15,161          446
                                                   ---------                          -----------  -----------
                                                     143,284                             105,058        4,473
                                                   ---------                          -----------  -----------

    Of the total purchase option values and lease payments outstanding, Ptas. 60,263,000 mature at long term and Ptas. 49,268,000 at short term and are recorded under the "Long-Term Debt -- Payable to Credit Entities" and "Current Liabilities -- Payable to Credit Entities" captions, respectively, in the accompanying balance sheet as of December 31, 1995 (see Note 10).

                                TELEACTION, S.A.

                      FOR THE YEAR ENDED DECEMBER 31, 1995

(5) INTANGIBLE ASSETS (CONTINUED)
DECEMBER 31, 1994

                                                                                  THOUSANDS OF PESETAS
                                                             ---------------------------------------------------------------
                                                                           LEASE PAYMENTS PAID
                                                              ORIGINAL
                                                                COST      ----------------------
                                                              INCLUDING     IN THE        IN                      VALUE OF
                                      CONTRACT     PERIOD     PURCHASE      CURRENT      PRIOR    LESS PAYMENTS   PURCHASE
DESCRIPTION                             TERM      ELAPSED      OPTION        YEAR        YEARS     OUTSTANDING     OPTION
- -----------------------------------  ----------  ----------  -----------  -----------  ---------  -------------  -----------
Vehicles...........................  36 months   31 months        8,431        3,335       5,281        1,390           278
Computer hardware..................  36 months   26 months       13,161        6,252       7,122        5,211           521
Computer hardware..................  36 months   19 months        3,321        1,331         777        1,886           111
Furniture..........................  36 months   18 months        8,825        3,479       1,739        5,218           290
Computer hardware..................  36 months   17 months        2,264          888         370        1,406            74
Computer hardware..................  36 months   15 months        2,135          826         138        1,446            69
Vehicles...........................  36 months   15 months        5,305        1,496         374        2,618           125
Computer hardware..................  36 months   13 months        2,023          780          65        1,496            65
Computer hardware..................  36 months   12 months        2,164          825          --        1,650            69
Computer hardware..................  36 months   9 months         4,086        1,154          --        3,492           129
Vehicles...........................  36 months   9 months         2,140          453          --        1,358            50
Computer hardware..................  36 months   9 months         3,540        1,009          --        3,026           112
Furniture..........................  24 months   9 months         8,669        3,939          --        6,565           438
Vehicles...........................  36 months   8 months         4,992          832          --        2,912           104
Vehicles...........................  36 months   7 months         3,458          672          --        2,785            96
Vehicles...........................  36 months   7 months         3,278          637          --        2,639            91
Computer hardware..................  18 months   1 month          5,168          248          --        5,695           248
                                                             -----------                          -------------       -----
                                                                 82,960                                50,793         2,870
                                                             -----------                          -------------       -----
                                                             -----------                          -------------       -----

    Of the total purchase option values and lease payments outstanding, Ptas. 22,489,000 mature at long term and Ptas. 31,174,000 at short term and are recorded under the "Long-Term Debt -- Payable to Credit Entities" and "Current Liabilities -- Payable to Credit Entities" captions, respectively, in the accompanying balance sheet as of December 31, 1994 (see Note 10).

                                TELEACTION, S.A.

                      FOR THE YEAR ENDED DECEMBER 31, 1995

(6) TANGIBLE FIXED ASSETS
    The variations in 1995 and 1994 in tangible fixed asset accounts and in the related accumulated depreciation were as follows:

                                                                   THOUSANDS OF PESETAS
                                  ---------------------------------------------------------------------------------------
                                                             TRANSFERS                                         TRANSFERS
                                    BALANCE                    FROM                    BALANCE                   FROM
                                     AS OF                  INTANGIBLE                  AS OF                 INTANGIBLE
                                   01/01/94     ADDITIONS     ASSETS     RETIREMENTS  12/31/94    ADDITIONS     ASSETS
                                  -----------  -----------  -----------  -----------  ---------  -----------  -----------
COST:
Technical installations and
 machinery......................      38,353       26,116           --           --      64,469      12,458           --
Other installations, tools and
 furniture......................      45,832       10,292           --         (925)     55,199      11,106           --
Other tangible fixed assets.....      45,793       15,941       38,649      (12,795)     87,588      14,088       21,036
                                  -----------  -----------  -----------  -----------  ---------  -----------  -----------
                                     129,978       52,349       38,649      (13,720)    207,256      37,652       21,036
                                  -----------  -----------  -----------  -----------  ---------  -----------  -----------
ACCUMULATED DEPRECIATION:
Technical installations and
 machinery......................       6,048        6,522           --           --      12,570       7,755           --
Other installations, tools and
 furniture......................      11,499        5,145           --         (339)     16,305       6,043           --
Other tangible fixed assets.....      12,048       18,614       15,373       (7,387)     38,648      22,829       12,392
                                  -----------  -----------  -----------  -----------  ---------  -----------  -----------
                                      29,595       30,281       15,373       (7,726)     67,523      36,627       12,392
                                  -----------  -----------  -----------  -----------  ---------  -----------  -----------
                                  -----------  -----------  -----------  -----------  ---------  -----------  -----------


                                                  BALANCE
                                                   AS OF
                                   RETIREMENTS   12/31/93
                                  -------------  ---------
COST:
Technical installations and
 machinery......................       (1,525)      75,402
Other installations, tools and
 furniture......................           --       66,305
Other tangible fixed assets.....           --      122,712
                                       ------    ---------
                                       (1,525)     264,419
                                       ------    ---------
ACCUMULATED DEPRECIATION:
Technical installations and
 machinery......................           --       20,325
Other installations, tools and
 furniture......................           --       22,348
Other tangible fixed assets.....           --       73,869
                                       ------    ---------
                                       --          116,542
                                       ------    ---------
                                       ------    ---------

(7) FINANCIAL INVESTMENTS AND PAYMENTS OUTSTANDING
    The variations in 1995 and 1994 in financial investments and payments outstanding accounts were as follows (see Note 4-d):

                                                                           THOUSANDS OF PESETAS
                                                      --------------------------------------------------------------
                                                          SHAREHOLDINGS         PAYMENTS OUTSTANDING    DEPOSITS AND
                                                      ----------------------  ------------------------   GUARANTEES
                                                        COST     PROVISIONS    LONG TERM   SHORT TERM     PROVIDED
                                                      ---------  -----------  -----------  -----------  ------------
Balance as of December 31, 1993.....................     58,141     (19,712)      11,920           --        10,451
Additions or provisions.............................         --      (8,440)          --           --         1,733
Transfers...........................................         --          --           --           --            --
Retirements.........................................         --       6,010           --           --          (841)
                                                      ---------  -----------  -----------       -----   ------------
Balance as of December 31, 1994.....................     58,141     (22,142)      11,920           --        11,343
Additions or provisions.............................      4,265          --           --        2,500         5,601
Transfers...........................................         --          --       (7,499)       7,499            --
Retirements.........................................         --          --           --           --          (624)
                                                      ---------  -----------  -----------       -----   ------------
Balance as of December 31, 1995.....................     62,406     (22,142)       4,421        9,999        16,320
                                                      ---------  -----------  -----------       -----   ------------
                                                      ---------  -----------  -----------       -----   ------------

                                TELEACTION, S.A.

                      FOR THE YEAR ENDED DECEMBER 31, 1995

(7) FINANCIAL INVESTMENTS AND PAYMENTS OUTSTANDING (CONTINUED)
    The data on group companies as of December 31, 1995, obtained from their respective unaudited financial statements, is as follows:

                                                                 HOLDING
                                                                               THOUSANDS OF PESETAS
                                                 ---------------------------------------
                                                 --------------------------------------------------------------------------------
                                                                                            UNCALLED
                       LINE OF                                                 % OF         PAYMENTS       CAPITAL
                      BUSINESS       ADDRESS     BOOK VALUE    PROVISION     OWNERSHIP     OUTSTANDING      STOCK      RESERVES
                    -------------  ------------  -----------  -----------  -------------  -------------  -----------  -----------

Action Data Base,   Computer       c/ Narciso       19,264            --         99.99         (9,999)      20,000           471
 S.A.               consulting     Serra, 14
                                   Madrid

Action Servicos     Teleservicing  Rua Augusto      22,142(1)    (22,142)(3)       99.99       (4,421)      22,142(2)         --
de Publicidade,                    dos Santos,
 S.A.                              2 Lisbon
                                   (Portugal)

Telepromotion,      Teleservicing  c/ Simon         21,000            --         70.00             --       13,350        19,124
 S.A.                              Bolivar, 27
                                   Bilbao
                                                 -----------  -----------
                                                    62,406       (22,142)
                                                 -----------  -----------
                                                 -----------  -----------

                    PRIOR YEARS'   1995 INCOME
                    INCOME (LOSS)     (LOSS)
                    -------------  ------------
Action Data Base,        3,545        (4,436)
 S.A.
Action Servicos        (32,569)(2)   (15,690)(2)
de Publicidade,
 S.A.
Telepromotion,          (1,883)       32,171
 S.A.

- ------------------------
(1) Shares denominated in Portuguese escudos. Value in thousands of pesetas translated at the exchange rate ruling at the transaction date.

(2) Data per the unaudited balance sheet as of December 31, 1995, using the monetary-nonmonetary translation method.

(3) The "Provisions for Contingencies and Expenses" caption on the liability side of the accompanying balance sheet as of December 31, 1995, includes an additional provision for Ptas. 60,215,000. An amount of Ptas. 26,117,000 of this provision relates to the losses incurred by this company which exceed the cost of the investment.

(8) RECEIVABLES FROM GROUP COMPANIES
    The detail of the balances with group companies as of December 31, 1995 and 1994, is as follows:

                                                                           THOUSANDS OF PESETAS
                                                                           --------------------
                                                                           12/31/95   12/31/94
                                                                           ---------  ---------
Action Servcios de Publicidade, S.A......................................     34,098     20,709
Telepromotion, S.A.......................................................      5,235         --
                                                                           ---------  ---------
                                                                              39,333     20,709
                                                                           ---------  ---------
                                                                           ---------  ---------

                                TELEACTION, S.A.

                      FOR THE YEAR ENDED DECEMBER 31, 1995

(9) SHAREHOLDERS' EQUITY
    The variations in 1995 and 1994 in equity accounts were as follows:

                                                                           THOUSANDS OF PESETAS
                                                       ------------------------------------------------------------
                                                        SUSCRIBED                           INCOME
                                                         CAPITAL      LEGAL    VOLUNTARY   FOR THE    SHAREHOLDERS'
                                                          STOCK      RESERVE   RESERVES      YEAR        EQUITY
                                                       -----------  ---------  ---------  ----------  -------------
Balance as of December 31, 1993......................      50,000      10,000    382,941     292,286       735,227
Distribution of 1993 income --
  Voluntary reserves.................................      --          --        209,714    (209,714)      --
  Dividends..........................................      --          --         --         (82,572)      (82,572)
1994 income..........................................      --          --         --         269,892       269,892
                                                       -----------  ---------  ---------  ----------  -------------
Balance as of December 31, 1994......................      50,000      10,000    592,655     269,892       922,547
Distribution of 1994 income --
  Voluntary reserves.................................      --          --        187,321    (187,321)      --
  Dividends..........................................      --          --         --         (82,571)      (82,571)
1995 income..........................................      --          --         --         379,564       379,564
                                                       -----------  ---------  ---------  ----------  -------------
Balance as of December 31, 1995......................      50,000      10,000    779,976     379,564     1,219,540
                                                       -----------  ---------  ---------  ----------  -------------
                                                       -----------  ---------  ---------  ----------  -------------

    The above mentioned variations in equity accounts relating to the voluntary reserves and income for the year have been prepared including the effects of the adjustments made on the previous Spanish financial statements described in Note 2.

CAPITAL STOCK --

    The Company's capital stock consists of 5,000 fully subscribed and paid registered shares of Ptas. 10,000 par value each.

    The Company's stockholders with an ownership interest exceeding 10% as of December 31, 1994 and 1995, were as follows:

                                                       PERCENTAGE
                                                      OF OWNERSHIP
                                                    -----------------
Triana 24, S.A....................................            61%
Pallas Union Investment Company, B.V..............            35%

LEGAL RESERVE --

    Under the revised Corporations Law, 10% of income for each year must be transferred to the legal reserve until the balance of this reserve reaches at least 20% of capital stock.

    The legal reserve can be used to increase capital provided that the remaining reserve balance does not fall below 10% of the increased capital stock amount.

    Except as mentioned above, until the legal reserve exceeds 20% of capital stock, it can only be used to offset losses, provided that sufficient other reserves are not available for this purpose.

                                TELEACTION, S.A.

                      FOR THE YEAR ENDED DECEMBER 31, 1995

(10) PAYABLE TO CREDIT ENTITIES
    The breakdown of the balances of this caption in the accompanying balance sheets as of December 31, 1995 and 1994, is as follows:

                                                                           THOUSANDS OF PESETAS
                                                                ------------------------------------------
                                                                     LONG-TERM             SHORT-TERM
                                                                --------------------  --------------------
                                                                12-31-95   12-31-94   12-31-95   12-31-94
                                                                ---------  ---------  ---------  ---------
Bank loans....................................................     --          3,938     --         --
Balance drawn down against credit lines.......................     --         --         15,000        148
Lease payments outstanding (see Note 5).......................     60,263     22,489     49,268     31,174
                                                                ---------  ---------  ---------  ---------
                                                                   60,263     26,427     64,268     31,322
                                                                ---------  ---------  ---------  ---------
                                                                ---------  ---------  ---------  ---------

    The limits, amounts drawn down and maturity dates of the credit lines granted to the Company as of December 31, 1995 and 1994, are as follows:

DECEMBER 31, 1995 --

                                                                                  THOUSANDS OF PESETAS
                                                                                 -----------------------
                                                                   INTEREST                    AMOUNT
BANK                                          MATURITY               RATE          LIMIT     DRAWN DOWN
- -------------------------------------  -----------------------  ---------------  ---------  ------------
Bankinter, S.A.......................  May 10, 1996                      10.11%     30,000       15,000
                                                                                 ---------  ------------
                                                                                    30,000       15,000
                                                                                 ---------  ------------
                                                                                 ---------  ------------

DECEMBER 31, 1994 --

                                                                                   THOUSANDS OF PESETAS
                                                                                --------------------------
                                                                  INTEREST                     AMOUNT
BANK                                         MATURITY               RATE          LIMIT      DRAWN DOWN
- ------------------------------------  -----------------------  ---------------  ---------  ---------------
Bankinter, S.A......................  March 25, 1995                  MIBOR+1%     27,000            54
Barclays Bank, S.A..................  December 10, 1995               MIBOR+1%     75,000            94
Banco Pastor, S.A...................  June 3, 1995                    MIBOR+2%     30,000        --
                                                                                ---------           ---
                                                                                  132,000           148
                                                                                ---------           ---
                                                                                ---------           ---

(11) TAX MATTERS
    Corporate income tax is calculated on the basis of income per books, which does not necessarily coincide with taxable income.

                                TELEACTION, S.A.

                      FOR THE YEAR ENDED DECEMBER 31, 1995

(11) TAX MATTERS (CONTINUED)
    The reconciliation of the income for 1995, 1994 and 1993 per books to the taxable income for corporate income tax purposes is as follows:

                                                                              THOUSANDS OF PESETAS
                                                        ----------------------------------------------------------------
                                                                1995                  1994                  1993
                                                        --------------------  --------------------  --------------------
                                                         TAXABLE      TAX      TAXABLE      TAX      TAXABLE      TAX
                                                         INCOME     CHARGE     INCOME     CHARGE     INCOME     CHARGE
                                                        ---------  ---------  ---------  ---------  ---------  ---------
Income per books before taxes.........................    580,898    203,315    435,253    152,338    459,241    160,735
Permanent differences:
- -- Arising in the year................................      7,838      2,743     45,000     15,750     --         --
- -- Adjustments........................................     --         --         --         --         25,000      8,750
Tax deductions and credits............................     --         (4,724)    (7,791)    (2,727)    (7,229)    (2,530)
                                                        ---------  ---------  ---------  ---------  ---------  ---------
Corporate income tax expense..........................               201,334               165,361               166,955
Timing differences:
- -- Arising in prior years.............................     28,081      9,828      7,309      2,558     --         --
- -- Arising in the year:
  -- Lease payments...................................    (44,743)   (15,660)    (9,763)    (3,417)   (13,921)    (4,872)
  -- Period provisions................................     26,117      9,141     --         --         --         --
  -- Adjustments......................................     37,098     12,984      4,000      1,400     20,000      7,000
                                                        ---------  ---------  ---------  ---------  ---------  ---------
Net tax charge........................................               217,627               165,902               169,083
Withholdings and prepayments..........................               (65,257)              (63,774)              (42,361)
                                                                   ---------             ---------             ---------
Net tax payable.......................................               152,370               102,128               126,722
                                                                   ---------             ---------             ---------
                                                                   ---------             ---------             ---------

    The timing differences arising in prior years relate to the difference in the recognition of lease payments for accounting and tax purposes (see Note 5). The timing differences arising in the year relate to the aforementioned matter and to the recording of provisions which are not deductible for tax purposes in the current year (see Note 7). The permanent and timing differences mentioned as adjustments related to the adjustments made on the previous Spanish financial statements described in Note 2 before.

    The Company has the last five years open for review for all the taxes applicable to it. No significant additional liabilities are expected to arise in the event of a tax audit by the tax inspection authorities.

                                TELEACTION, S.A.

                      FOR THE YEAR ENDED DECEMBER 31, 1995

(11) TAX MATTERS (CONTINUED)
    The detail of the "Tax Receivables" and "Accrued Taxes Payable" captions as of December 31, 1995 and 1994, is as follows:

                                                                                   THOUSANDS OF PESETAS
                                                                                   --------------------
                                                                                   12/31/95   12/31/94
                                                                                   ---------  ---------
BALANCES RECEIVABLE --
Prepaid corporate income tax.....................................................     30,525      8,400
                                                                                   ---------  ---------
                                                                                      30,525      8,400
                                                                                   ---------  ---------
BALANCES PAYABLE --
Valued Added Tax.................................................................     43,400     56,722
Canary Islands general indirect tax..............................................      2,587     --
Personal income tax..............................................................     18,523      8,174
Social security taxes............................................................     59,267     34,897
Corporate income tax.............................................................    152,370    102,128
Deferred corporate income tax....................................................     16,326     10,494
                                                                                   ---------  ---------
                                                                                     292,473    212,415
                                                                                   ---------  ---------
                                                                                   ---------  ---------

    The detail of deferred taxes as of December 31, 1994 and 1995, and of the variation in these captions for the periods then ended, are as follows:

                                                                                     THOUSANDS OF PESETAS
                                                                                    ----------------------
                                                                                     ASSETS    LIABILITIES
                                                                                    ---------  -----------
Balance as of December 31, 1993...................................................      7,000       9,635
Decrease during the period........................................................     (3,500)     (2,558)
Increase during the period........................................................      4,900       3,417
                                                                                    ---------  -----------
Balance as of December 31, 1994...................................................      8,400      10,494
Decrease during the period........................................................     (5,950)     --
Increase during the period........................................................     28,075       5,832
                                                                                    ---------  -----------
BALANCE AS OF DECEMBER 31, 1995...................................................     30,525      16,326
                                                                                    ---------  -----------
                                                                                    ---------  -----------

    The deferred tax assets and liabilities arose from:

                                                                                     THOUSANDS OF PESETAS
                                                                                     --------------------
                                                                                       1994       1995
                                                                                     ---------  ---------
ASSETS:
Provision for contingencies and expenses (Note 2 and 4-e)..........................     --         21,075
Account receivables discounted (Note 2)............................................      8,400      9,450
                                                                                     ---------  ---------
                                                                                         8,400     30,525
LIABILITIES:
Tax basis for lease operations.....................................................     10,494     16,326

                                TELEACTION, S.A.

                      FOR THE YEAR ENDED DECEMBER 31, 1995

(12) REVENUES AND EXPENSES

(A) NET SALES --

    The breakdown of the Company's net ordinary sales for the years ended at December 31, 1995, 1994 and 1993 is as follows:

                                                                         THOUSANDS OF PESETAS
                                                                 -------------------------------------
BY GEOGRAPHICAL MARKET                                              1995         1994         1993
- ---------------------------------------------------------------  -----------  -----------  -----------
Madrid.........................................................    2,319,999    1,966,986    1,623,930
Barcelona......................................................      522,503      349,578      227,069
Bilbao.........................................................      128,853      121,057      162,082
Sevilla........................................................      357,543      148,844      130,161
Valencia.......................................................      208,166      144,455      145,885
La Corua.......................................................      147,012      257,626      140,414
Oviedo.........................................................       40,535       12,050          584
Implicit interest adjustment (see Note 2)......................      (20,000)     (14,000)     (20,000)
                                                                 -----------  -----------  -----------
                                                                   3,704,611    2,986,596    2,410,125
                                                                 -----------  -----------  -----------
                                                                 -----------  -----------  -----------

                                                                         THOUSANDS OF PESETAS
                                                                 -------------------------------------
BY ACTIVITY                                                         1995         1994         1993
- ---------------------------------------------------------------  -----------  -----------  -----------
Teleservicing..................................................    3,226,118    2,575,066    2,142,182
Task force.....................................................      388,333      425,530      287,943
Presence attendance............................................      110,160      --           --
Implicit interest adjustment (see Note 2)......................      (20,000)     (14,000)     (20,000)
                                                                 -----------  -----------  -----------
                                                                   3,704,611    2,986,596    2,410,125
                                                                 -----------  -----------  -----------
                                                                 -----------  -----------  -----------

B)  TRANSACTIONS WITH GROUP COMPANIES --

    The transactions with group companies in 1995, 1994 and 1993 were as follows:

                                                                       THOUSANDS OF PESETAS
                                           ----------------------------------------------------------------------------
                                                     1995                      1994                      1993
                                           ------------------------  ------------------------  ------------------------
                                            SERVICES     SERVICES     SERVICES     SERVICES     SERVICES     SERVICES
                                            RECEIVED     PROVIDED     RECEIVED     PROVIDED     RECEIVED     PROVIDED
                                           -----------  -----------  -----------  -----------  -----------  -----------
Action Data Base, S.A....................      --            1,283       --            1,856        3,421        1,213
Telepromotion, S.A.......................      74,914       60,263       74,195       61,528       86,650       74,394
                                           -----------  -----------  -----------  -----------  -----------  -----------
                                               74,914       61,546       74,195       63,384       90,071       75,607
                                           -----------  -----------  -----------  -----------  -----------  -----------
                                           -----------  -----------  -----------  -----------  -----------  -----------

C)  PERSONNEL EXPENSES --

    The breakdown of the balance of the "Personnel Expenses" caption in the accompanying statements of income for 1995, 1994 and 1993 is as follows:

                                                                         THOUSANDS OF PESETAS
                                                                 -------------------------------------
                                                                    1995         1994         1993
                                                                 -----------  -----------  -----------
Wages and salaries.............................................    1,369,466    1,127,539      779,709
Social security charges........................................      433,567      365,189      241,805
Other expenses.................................................      102,080      115,085       90,162
Indemnity payments.............................................       11,839        5,397        7,528
                                                                 -----------  -----------  -----------
                                                                   1,916,952    1,613,210    1,119,204
                                                                 -----------  -----------  -----------
                                                                 -----------  -----------  -----------

                                TELEACTION, S.A.

                      FOR THE YEAR ENDED DECEMBER 31, 1995

(12) REVENUES AND EXPENSES (CONTINUED)
    The average number of permanent employees in 1995, 1994 and 1993, by department, was as follows:

                                                                                       AVERAGE NUMBER OF EMPLOYEES
                                                                                     -------------------------------
DEPARTMENT                                                                             1995       1994       1993
- -----------------------------------------------------------------------------------  ---------  ---------  ---------
Administration.....................................................................         16         17         17
Personnel..........................................................................          8          6          5
Training...........................................................................          8          9          9
Information systems................................................................          6          6          6
Technical..........................................................................         46         44         44
Sales..............................................................................         28         26         25
                                                                                           ---        ---        ---
                                                                                           112        108        106
                                                                                           ---        ---        ---
                                                                                           ---        ---        ---

    Additionally, the Company hires a large number of employees for specific campaigns. The average number of temporary employees hired in 1995, 1994 and 1993 was 1,206, 956 and 745, respectively.

D)  EXTRAORDINARY REVENUES --

    The breakdown of the balance of the "Extraordinary Revenues" caption in the accompanying statements for 1995, 1994 and 1993 is as follows:

                                                                                      THOUSANDS OF PESETAS
                                                                                ---------------------------------
                                                                                  1995       1994        1993
                                                                                ---------  ---------     -----
Prior years' revenues.........................................................      7,208      6,118      --
Extraordinary revenues........................................................      3,542      3,786          87
                                                                                                              --
                                                                                ---------  ---------
                                                                                   10,750      9,904          87
                                                                                                              --
                                                                                                              --
                                                                                ---------  ---------
                                                                                ---------  ---------

E)  EXTRAORDINARY EXPENSES --

    The breakdown of the balance of the "Extraordinary Expenses" caption in the accompanying statements of income for 1995, 1994 and 1993 is as follows:

                                                                                THOUSANDS OF PESETAS
                                                                           -------------------------------
                                                                             1995       1994       1993
                                                                           ---------  ---------  ---------
Prior years' expenses....................................................     10,680      1,143     --
Extraordinary expenses...................................................     --         --            843
Provision for contingencies and expenses.................................     40,098     45,000     25,000
                                                                           ---------  ---------  ---------
                                                                              50,778     46,143     25,843
                                                                           ---------  ---------  ---------
                                                                           ---------  ---------  ---------

(13) GUARANTEES AND CONTINGENT LIABILITIES
    As of December 31, 1995, the Company had provided guarantees amounting to Ptas. 56,456,000 to State agencies to which it provides its services, as security for the proper supply of the services. Also, at that date the Company had provided additional guarantees amounting to Ptas. 14,852,000 to cover possible risks arising from a labor claim.

    Additionally, the Company has provided guarantees of up to Ptas. 8,779,000 to banks for the subsidiary Action-Meydis ACE for the amounts payable on leased assets.

    The Company's directors consider that no material liabilities will arise from these guarantees.

                                TELEACTION, S.A.

                      FOR THE YEAR ENDED DECEMBER 31, 1995

(14) DIRECTORS' REMUNERATION AND OTHER BENEFITS
    The Board members earned salaries amounting to Ptas. 9,645,984 in 1995, Ptas. 9,055,221 in 1994 and Ptas. 8,646,060 in 1993. The Company has granted no advances or loans to its directors and has no pension or life insurance commitments to them.

    Additionally, Triana 24, S.A., the main shareholder invoiced Ptas. 17,375,000, Ptas. 16,342,000 and Ptas. 16,875,000 in 1995, 1994 and 1993,
respectively for the services rendered to the Company by two of its employees who are also in the Board of Directors.

(15) SUBSEQUENT EVENTS
    On June 12, 1996, the Annual Stockholders' Meeting resolved to distribute Ptas. 1,199,000,000 out of voluntary reserves as of December 31, 1995. Subsequently, on the same day, Sitel Hispanica, S.A. acquired 69.20% of the shares of the Company from some of its former stockholders and agreed to a commitment to buy the rest of the shares of the Company, 30.80%, within 15 days following the second anniversary of the closing date of the first acquisition.

    Since that date, the Company's stockholders with ownership interests exceeding 10% have been as follows:

                                                                                  PERCENTAGE OF
                                                                                    OWNERSHIP
                                                                                  -------------
Sitel Hispanica, S.A............................................................        69.20%
Triana 24, S.A..................................................................        20.80%
Pallas Union Investment Company, B.V............................................        10.00%

    Additionally, on the same date, June 12, 1996, Sitel Hispanica, S.A. lent Ptas. 1,199,000,000 to Teleaction, S.A. This loan bears interest at MIBOR (Madrid Interbank Offer Rate), payable quarterly and has a single due date, June 12, 1999. Nevertheless, the borrower can repay it, either total or partially, at any time before that date.

    The change in the stockholder structure did not give rise to any significant change in the Company's operations.

(16) DIFFERENCES BETWEEN SPANISH AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES
    The accompanying financial statements of Teleaction, S.A. were prepared in accordance with generally accepted accounting principles in Spain ("Spanish GAAP"), which differ in some respects from generally accepted accounting principles in the United States ("U.S. GAAP"). A reconciliation of net income and shareholders' equity from Spanish GAAP to U.S. GAAP is provided under Item
5. The most significant differences were as follows:

    1.  START-UP EXPENSES.

    Under Spanish GAAP, the company capitalized certain relocation costs as assets and amortizes them over five years. Under U.S. GAAP, those costs would be recorded in the statement of income as incurred.

                                TELEACTION, S.A.

                      FOR THE YEAR ENDED DECEMBER 31, 1995

(16) DIFFERENCES BETWEEN SPANISH AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)
    The effect on the financial statements of the above mentioned difference is as follows:

                                                                             THOUSANDS OF PESETAS
                                                          ----------------------------------------------------------
                                                                             INCREASE (DECREASE)
                                                          ----------------------------------------------------------
                                                                        PERIOD INCOME                 BALANCE AS OF
                                                          -----------------------------------------    DECEMBER 31
                                                             START-UP                                ---------------
                                                             EXPENSES        INCOME         NET       SHAREHOLDERS'
                                                           AMORTIZATION       TAXES       INCOME         EQUITY
                                                          ---------------  -----------  -----------  ---------------
1994....................................................          (186)            65          121           (402)
1995....................................................          (185)            65          120           (282)

    2.  PRIOR YEARS' REVENUES (EXPENSES).

    Under Spanish GAAP, the company records certain revenues (expenses), that originated in prior years, as extraordinary revenues (expenses) in the statement of income. Under U.S. GAAP, those revenues (expenses) would be recorded as incurred, adjusting prior years' statements of income.

    The effect on the financial statements of the above mentioned incurred criteria is as follows:

                                                                              THOUSANDS OF PESETAS
                                                           -----------------------------------------------------------
                                                                               INCREASE (DECREASE)
                                                           -----------------------------------------------------------
                                                           PRIOR YEARS REVENUES/      PERIOD INCOME      BALANCE AS OF
                                                                  EXPENSES         --------------------   DECEMBER 31
                                                           ----------------------                NET     -------------
                                                           RECORDED IN  RECORDED    INCOME     INCOME    SHAREHOLDERS'
                                                              1994       IN 1995     TAXES     (LOSS)       EQUITY
                                                           -----------  ---------  ---------  ---------  -------------
1994:
Revenues.................................................      (6,118)      7,208        382        708        4,685
Expenses.................................................      (1,143)     10,680     (3,338)    (6,199)      (6,942)
                                                           -----------  ---------  ---------  ---------       ------
Net Income (Loss)........................................      (4,975)     (3,472)    (2,956)    (5,491)      (2,257)
                                                           -----------  ---------  ---------  ---------       ------
                                                           -----------  ---------  ---------  ---------       ------
1995:
Revenues.................................................      --          (7,208)    (2,523)    (4,685)      --
Expenses.................................................      --         (10,680)     3,738      6,942       --
                                                           -----------  ---------  ---------  ---------       ------
Net Income (Loss)........................................      --           3,472      1,215      2,257       --
                                                           -----------  ---------  ---------  ---------       ------
                                                           -----------  ---------  ---------  ---------       ------

    3.  INCOME TAXES.

    For U.S. financial reporting purposes, the Company has decided to adopt, with effect from January 1, 1994, the tax accounting requirements contained in SFAS No. 109.

    The accounting rules that are applicable under Spanish GAAP to the recording of income taxes differ from those under U.S. GAAP with respect to when deferred tax assets and liabilities are recognized and to the disclosures required.

    However, there were no significant differences between the Company's accounting policy for deferred tax accounting and U.S. GAAP (SFAS No. 109) for the periods covered by these financial statements, so assets and liabilities recorded for deferred taxes are the same under Spanish and U.S. GAAP, except for the tax effect of the adjustment described in the captions 1 to 3 above.

(16) DIFFERENCES BETWEEN SPANISH AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)
    4.  SUMMARY OF ADJUSTMENTS.

    Following is a summary of the adjustments to net income and shareholders' equity that would have been required had U.S. GAAP been applied instead of Spanish GAAP.

                                                                       AMOUNT IN THOUSANDS
                                               --------------------------------------------------------------------
                                                          NET INCOME
                                               ---------------------------------        SHAREHOLDERS' EQUITY
                                                                                  ---------------------------------
                                                     PESETAS
                                               --------------------                      PESETAS
                                                                                  ----------------------
                                                FOR THE YEAR ENDED
                                                   DECEMBER 31          U.S.          AT DECEMBER 31        U.S.
                                               --------------------    DOLLARS    ----------------------   DOLLARS
                                                 1994       1995        1995        1994        1995        1995
                                               ---------  ---------  -----------  ---------  -----------  ---------
Amounts per accompanying financial
 statements..................................    269,892    379,564       3,127     922,547    1,219,540     10,045
Increase (Decrease) due to
  Start-up expenses..........................        121        120           1        (402)        (282)        (2)
  Prior years' revenues and expenses.........     (5,491)     2,257          19      (2,257)     --          --
Approximate amounts under U.S. GAAP..........    264,522    381,941       3,164     919,888    1,219,258     10,043
Net income per share in accordance with U.S.
 GAAP........................................         53         76         0.6

    Additionally, the reconciliation of shareholders' equity under U.S. GAAP as of December 31, 1994 to shareholders' equity under U.S. GAAP as of December 31, 1995, is as follows:

                                                                                              THOUSANDS
                                                                                             OF PESETAS
                                                                                             -----------
Shareholders' equity under U.S. GAAP as of December 31, 1994...............................      919,888
Net income for the year....................................................................      381,941
Dividends..................................................................................      (82,571)
Shareholders' equity under U.S. GAAP as of December 31, 1995...............................    1,219,258

                                TELEACTION, S.A.
                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

    The following financial statements at March 31, 1996 and for the three months then ended are unaudited and reflect all normal and recurring adjustments which are, in the opinion of management, necessary for a fair presentation of the financial position, operating results, and cash flows for the interim periods.

    The results of operations for the three months ended March 31, 1996 are not necessarily indicative of full year results.

                                TELEACTION, S.A.
                         UNAUDITED STATEMENTS OF INCOME
          FOR THE NINE MONTHS ENDED MARCH 31, 1996 AND MARCH 31, 1995

                                                                                        THOUSANDS OF PESETAS
                                                                                   ------------------------------
                                                                                   MARCH 31, 1996  MARCH 31, 1995
                                                                                   --------------  --------------
STATEMENTS OF INCOME
REVENUES:
Net Sales........................................................................      1,012,054        917,521
EXPENSES:
Purchases........................................................................         88,091        134,504
Personnel expenses...............................................................        586,141        420,281
Depreciation and amortization....................................................         20,118         14,088
Variation in operating provisions                                                             --         23,174
Other operating expenses                                                                 170,788        135,510
                                                                                   --------------  --------------
                                                                                         865,138        727,557
                                                                                   --------------  --------------
Operating income.................................................................        146,916        189,964
INTEREST REVENUES:
Other interest and similar revenues..............................................          1,906          1,541
INTEREST EXPENSES:
Other financial and similar expenses.............................................          4,378          3,680
                                                                                   --------------  --------------
Financial income (loss)..........................................................         (2,472)        (2,139)
EXTRAORDINARY REVENUES:
Extraordinary revenues...........................................................             --              6
EXTRAORDINARY EXPENSES:
Extraordinary expenses...........................................................         (2,851)            --
Income before taxes..............................................................        141,593        187,831
Income Taxes.....................................................................        (49,558)       (67,491)
                                                                                   --------------  --------------
Net income for the period........................................................         92,035        120,340
                                                                                   --------------  --------------
                                                                                   --------------  --------------

                                TELEACTION, S.A.
                            UNAUDITED BALANCE SHEET
                              AS OF MARCH 31, 1996

ASSETS

                                                                                                  THOUSANDS OF
                                                                                                     PESETAS
                                                                                               -------------------
                                                                                                 MARCH 31, 1996
                                                                                               -------------------
FIXED AND OTHER NON-CURRENT ASSETS
INTANGIBLE ASSETS............................................................................         134,017
  Cost.......................................................................................         183,303
  Accumulated depreciation...................................................................         (49,286)
TANGIBLE FIXED ASSETS........................................................................         157,731
  Cost.......................................................................................         285,778
  Accumulated depreciation...................................................................        (128,047)
LONG TERM FINANCIAL INVESTMENTS..............................................................          21,857
  Holding in group companies.................................................................          52,407
  Long term deposits and guarantees..........................................................          17,709
  Provisions.................................................................................         (48,259)
DEFERRED EXPENSES............................................................................          35,824
                                                                                                   ----------
TOTAL FIXED AND OTHER NON-CURRENT ASSETS.....................................................         349,429
                                                                                                   ----------
CURRENT ASSETS
ACCOUNTS RECEIVABLE..........................................................................       1,485,084
  Customer receivables.......................................................................       1,422,641
  Sundry accounts receivable.................................................................          96,172
  Less: Allowance for bad debts..............................................................         (33,729)
RECEIVABLE FROM GROUP COMPANIES..............................................................           5,281
NON-TRADE RECEIVABLES........................................................................          29,118
  Other receivables..........................................................................          19,771
  Tax receivables............................................................................           9,347
TEMPORARY CASH INVESTMENTS...................................................................          59,954
CASH.........................................................................................          73,210
PREPAID EXPENSES.............................................................................           7,120
                                                                                                   ----------
TOTAL CURRENT ASSETS.........................................................................       1,659,767
                                                                                                   ----------
  TOTAL ASSETS...............................................................................       2,009,196
                                                                                                   ----------
                                                                                                   ----------
SHAREHOLDERS' EQUITY AND LIABILITIES
SHAREHOLDERS' EQUITY
SUBSCRIBED CAPITAL STOCK.....................................................................          50,000
RESERVES.....................................................................................       1,169,287
  Legal reserve..............................................................................          10,000
  Voluntary reserve..........................................................................       1,159,287
INCOME FOR THE YEAR..........................................................................          92,035
                                                                                                   ----------
TOTAL SHAREHOLDERS' EQUITY...................................................................       1,311,322
                                                                                                   ----------
PROVISIONS FOR CONTINGENCIES AND EXPENSES....................................................          91,000
                                                                                                   ----------
LONG TERM DEBT
PAYABLE TO CREDIT ENTITIES...................................................................          75,102
PAYABLE TO GROUP COMPANIES...................................................................           4,421
TOTAL LONG TERM DEBT.........................................................................          79,523
CURRENT LIABILITIES
PAYABLE TO CREDIT ENTITIES...................................................................          40,956
TRADE ACCOUNTS PAYABLE.......................................................................         142,891
PAYABLE TO GROUP COMPANIES...................................................................               0
OTHER NON-TRADE PAYABLES.....................................................................         343,504
  Accrued taxes payable......................................................................         319,122
  Compensation payable.......................................................................          23,852
  Other payables.............................................................................               0
  Accrued expenses...........................................................................             530
                                                                                                   ----------
TOTAL CURRENT LIABILITIES....................................................................         527,351
                                                                                                   ----------
TOTAL SHAREHOLDERS' EQUITY AND LIABILITIES...................................................       2,009,196
                                                                                                   ----------
                                                                                                   ----------

                                TELEACTION, S.A.
                       UNAUDITED STATEMENTS OF CASH FLOWS
            FOR THE PERIODS ENDED MARCH 31, 1996 AND MARCH 31, 1995

                                                                                        THOUSANDS OF PESETAS
                                                                                   ------------------------------
                                                                                     FOR THE THREE MONTHS ENDED
                                                                                   ------------------------------
                                                                                   MARCH 31, 1996  MARCH 31, 1995
                                                                                   --------------  --------------
CASHFLOWS FROM OPERATING ACTIVITIES:
Net income.......................................................................        187,831         141,593
Adjustments to reconcile net income to net cash provided by operating activities:
  Period depreciation and amortization...........................................         14,088          20,118
  Provision for contingencies....................................................              0         (11,117)
  Variation on provision for financial investment................................              0          26,117
  Losses on disposals............................................................              0               0
  Gains on disposals.............................................................              0               0
                                                                                   --------------  --------------
                                                                                          14,088          35,118
                                                                                   --------------  --------------
Changes in operating assets and liabilities
  Accounts receivable ...........................................................       (293,488)          3,524
  Payable to credit entities.....................................................          4,103         (23,312)
  Rest of current liabilities....................................................         90,049         (67,107)
  Prepaid expenses...............................................................          1,612          (4,215)
                                                                                   --------------  --------------
                                                                                        (197,724)        (91,110)
                                                                                   --------------  --------------
CASHFLOWS FROM INVESTING ACTIVITIES:
  Purchases of tangible fixed assets.............................................         (5,245)        (21,359)
  Purchases of intangible fixed assets...........................................        (18,380)        (19,242)
  Investments in holding of group companies......................................              0               0
  Start up expenses..............................................................              0               0
  Disposal of tangible fixed assets..............................................              0               0
  Long term deposits.............................................................           (300)         (1,551)
                                                                                   --------------  --------------
  Received from long term deposits...............................................            570             162
                                                                                   --------------  --------------
                                                                                         (23,355)        (41,990)
CASHFLOWS FROM FINANCING ACTIVITIES:
  Dividends paid.................................................................              0               0
  Payments relating to lease obligations.........................................              0               0
  Loan proceeds..................................................................          7,010          14,839
                                                                                   --------------  --------------
  Repayment of loans.............................................................              0               0
                                                                                           7,010          14,839
                                                                                   --------------  --------------
Net change in cash and cash equivalents..........................................        (12,150)         58,450
Cash and cash equivalents at the beginning of period.............................        110,894          74,714
Cash and cash equivalents at the end of period...................................         98,744         133,164

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
National Action Financial Services, Inc.:

    We have audited the accompanying balance sheet of NATIONAL ACTION FINANCIAL SERVICES, INC. (a Georgia corporation) as of December 31, 1995 and the related statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of National Action Financial Services, Inc. as of December 31, 1994 were audited by other auditors whose report dated January 20, 1995 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National Action Financial Services, Inc. as of December 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Arthur Andersen, L.L.P.
Atlanta, Georgia
April 1, 1996
(except with respect to the matters
discussed in Notes 11 and 12, as to
which the date is June 28, 1996)

                    NATIONAL ACTION FINANCIAL SERVICES, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 1995 AND 1994
                                     ASSETS

                                                                               PRO FORMA
                                                                              STOCKHOLDERS'
                                                                               EQUITY AT
                                                                              DECEMBER 31,
                                                      1995          1994          1995
                                                   -----------  ------------  ------------  MARCH 31, 1996   PRO FORMA
                                                                                            --------------  STOCKHOLDERS'
                                                                                                             EQUITY AT
                                                                                             (UNAUDITED)     MARCH 31,
                                                                                                                1996
                                                                                                            ------------
                                                                                                            (UNAUDITED)
CURRENT ASSETS:
  Cash and cash equivalents......................  $   566,000  $    783,000                 $      1,000
  Short-term investments.........................           --        50,000                           --
  Collection trust cash..........................       68,000            --                      905,000
  Accounts receivable............................    1,222,000       188,000                    1,810,000
  Prepaid expenses and other current assets......       82,000        14,000                      105,000
                                                   -----------  ------------                --------------
      Total current assets.......................    1,938,000     1,035,000                    2,821,000
PROPERTY AND EQUIPMENT, net......................    1,455,000       368,000                    1,412,000
OTHER ASSETS, net................................      148,000        84,000                      130,000
                                                   -----------  ------------                --------------
      Total assets...............................  $ 3,541,000  $  1,487,000                 $  4,363,000
                                                   -----------  ------------                --------------
                                                   -----------  ------------                --------------

                                   LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Notes payable to related parties...............  $   165,000  $         --                 $    120,000
  Current maturities of capital lease
   obligations...................................       77,000        47,000                       77,000
  Current maturities of long-term debt...........      287,000       115,000                      353,000
  Accounts payable...............................      493,000       123,000                      407,000
  Accounts payable -- collection trust...........       68,000            --                       96,000
  Accrued liabilities............................      131,000        76,000                      417,000
  Accrued salaries and wages.....................      202,000         6,000                      125,000
  Deferred compensation to officers..............      215,000            --                      276,000
                                                   -----------  ------------                --------------
      Total current liabilities..................    1,638,000       367,000                    1,871,000
DEFERRED INCOME TAXES............................       29,000            --                       29,000
CAPITAL LEASE OBLIGATIONS, less current
 maturities......................................      323,000       147,000                      301,000
LONG-TERM DEBT, less current maturities..........      443,000       539,000                      724,000
                                                   -----------  ------------                --------------
      Total liabilities..........................    2,433,000     1,053,000                    2,925,000
                                                   -----------  ------------                --------------
COMMITMENTS AND CONTINGENCIES (Notes 3, 9, and
 11)
REDEEMABLE PREFERRED STOCK, Series A, $10 par
 value; 60,000 shares authorized, 30,000 shares
 issued and outstanding at December 31, 1995 and
 1994............................................      285,000       285,000   $       --         285,000    $       --
                                                   -----------  ------------  ------------  --------------  ------------
STOCKHOLDERS' EQUITY:
  Common stock, no par value; 250,000 shares
   authorized, 125,936 shares and 118,940 shares
   issued and outstanding at December 31, 1995
   and 1994, respectively........................      385,000       385,000      670,000         385,000       670,000
  Treasury stock, at cost; 5,947 shares and 0
   shares at December 31, 1995 and 1994,
   respectively..................................     (100,000)           --     (100,000)       (100,000)     (100,000)
  Retained earnings (deficit)....................      538,000      (236,000)     538,000         868,000       868,000
                                                   -----------  ------------  ------------  --------------  ------------
      Total stockholders' equity.................      823,000       149,000   $1,108,000    $  1,153,000    $1,438,000
                                                   -----------  ------------  ------------  --------------  ------------
                                                                              ------------                  ------------
      Total liabilities and stockholders'
       equity....................................  $ 3,541,000  $  1,487,000                 $  4,363,000
                                                   -----------  ------------                --------------
                                                   -----------  ------------                --------------

      The accompanying notes are an integral part of these balance sheets.

                    NATIONAL ACTION FINANCIAL SERVICES, INC.
                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1995
               AND FOR THE PERIOD FROM INCEPTION (MARCH 31, 1994)
                           THROUGH DECEMBER 31, 1994

                                                                                    FOR THE THREE MONTHS ENDED
                                                                                  ------------------------------
                                                           1995         1994      MARCH 31, 1995  MARCH 31, 1996
                                                        -----------  -----------  --------------  --------------
                                                                                            UNAUDITED
REVENUES..............................................  $ 8,258,000  $   593,000   $  1,142,000    $  3,595,000
                                                        -----------  -----------  --------------  --------------
COST OF REVENUES:
  Salaries, wages, and benefits.......................    4,924,000      455,000        700,000       2,160,000
  Telephone and data processing.......................      801,000      111,000        102,000         325,000
  Postage and collection expenses.....................      353,000       38,000         51,000         189,000
  Occupancy...........................................      310,000       56,000         35,000         125,000
  Selling expenses....................................      133,000       46,000         22,000          48,000
  Other operating expenses............................      452,000      110,000         58,000         159,000
                                                        -----------  -----------  --------------  --------------
      Total cost of revenues..........................    6,973,000      816,000        968,000       3,006,000
                                                        -----------  -----------  --------------  --------------
OPERATING INCOME (LOSS)...............................    1,285,000     (223,000)       174,000         589,000
INTEREST EXPENSE......................................       81,000       13,000         13,000          30,000
                                                        -----------  -----------  --------------  --------------
INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES.......    1,204,000     (236,000)       161,000         559,000
PROVISION FOR INCOME TAXES............................      400,000           --             --         221,000
                                                        -----------  -----------  --------------  --------------
NET INCOME (LOSS).....................................  $   804,000  $  (236,000)       161,000         338,000
                                                        -----------  -----------  --------------  --------------
                                                        -----------  -----------  --------------  --------------

        The accompanying notes are an integral part of these statements.

                    NATIONAL ACTION FINANCIAL SERVICES, INC.
                       STATEMENTS OF STOCKHOLDERS' EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 1995
               AND FOR THE PERIOD FROM INCEPTION (MARCH 31, 1994)
                           THROUGH DECEMBER 31, 1994

                                               TREASURY STOCK           COMMON STOCK        RETAINED
                                          ------------------------  ---------------------   (DEFICIT)
                                            SHARES       AMOUNT      SHARES      AMOUNT     EARNINGS       TOTAL
                                          -----------  -----------  ---------  ----------  -----------  ------------
BALANCE, March 31, 1994.................          --   $        --         --  $       --  $        --  $         --
  Initial capital contribution..........          --            --     88,000     300,000           --       300,000
  Issuance of common stock..............          --            --     30,940      85,000           --        85,000
  Net loss..............................          --            --         --          --     (236,000)     (236,000)
                                          -----------  -----------  ---------  ----------  -----------  ------------
BALANCE, December 31, 1994..............          --            --    118,940     385,000     (236,000)      149,000
  Exercise of warrants..................          --            --      6,996          --           --            --
  Purchase of treasury stock............       5,947      (100,000)        --          --           --      (100,000)
  Preferred stock dividends.............          --            --         --          --      (30,000)      (30,000)
  Net income............................          --            --         --          --      804,000       804,000
                                          -----------  -----------  ---------  ----------  -----------  ------------
BALANCE, December 31, 1995..............       5,947   $  (100,000)   125,936  $  385,000  $   538,000  $    823,000
  Preferred stock dividends.............          --            --         --          --       (8,000)       (8,000)
  Net income............................          --            --         --          --      338,000       338,000
                                          -----------  -----------  ---------  ----------  -----------  ------------
BALANCE, March 31, 1996 (unaudited).....       5,947   $  (100,000)   125,936  $  385,000  $   868,000  $  1,153,000
                                          -----------  -----------  ---------  ----------  -----------  ------------
                                          -----------  -----------  ---------  ----------  -----------  ------------

        The accompanying notes are an integral part of these statements.

                    NATIONAL ACTION FINANCIAL SERVICES, INC.
                            STATEMENTS OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
               AND FOR THE PERIOD FROM INCEPTION (MARCH 31, 1994)
                           THROUGH DECEMBER 31, 1994

                                                                                          FOR THE THREE MONTHS ENDED
                                                                                        ------------------------------
                                                                   1995        1994     MARCH 31, 1995  MARCH 31, 1996
                                                                ----------  ----------  --------------  --------------
                                                                                                  UNAUDITED
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)...........................................  $  804,000  $ (236,000)   $  161,000      $  338,000
                                                                ----------  ----------  --------------  --------------
  Adjustments to reconcile net income (loss) to net cash
   provided by (used in) operating activities:
    Depreciation and amortization.............................     224,000      43,000        29,000         126,000
    Compensatory stock expense................................          --      16,000            --              --
    Change in deferred income taxes...........................      29,000          --            --              --
    Changes in current assets and liabilities, net of effects
     from business acquired:
      Accounts receivable.....................................  (1,034,000)   (188,000)     (496,000)       (588,000)
      Prepaid expenses and other current assets...............     (68,000)    (14,000)      (31,000)        (23,000)
      Accounts payable........................................     370,000     101,000        30,000         (86,000)
      Accounts payable--collection trust......................      68,000          --            --          28,000
      Deferred compensation to officers.......................     215,000          --        45,000          61,000
      Accrued salaries and wages..............................     196,000       6,000        81,000         (77,000)
      Accrued liabilities.....................................      55,000      76,000        37,000         286,000
                                                                ----------  ----------  --------------  --------------
        Total adjustments.....................................      55,000      40,000      (305,000)       (273,000)
                                                                ----------  ----------  --------------  --------------
        Net cash provided by (used in) operating activities...     859,000    (196,000)     (144,000)         65,000
                                                                ----------  ----------  --------------  --------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital expenditures........................................  (1,038,000)   (160,000)     (248,000)        (65,000)
  Purchase of business, net of cash acquired..................          --     (48,000)           --              --
  Increase in other assets....................................     (80,000)    (36,000)     (101,000)             --
                                                                ----------  ----------  --------------  --------------
        Net cash used in investing activities.................  (1,118,000)   (244,000)     (349,000)        (65,000)
                                                                ----------  ----------  --------------  --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from notes payable to related parties..............     100,000          --            --              --
  Repayments of notes payable to related parties..............     (35,000)         --            --         (45,000)
  Net increase in line of credit..............................      91,000     100,000      (100,000)        (11,000)
  Proceeds from issuance of long-term debt....................          --     562,000            --         500,000
  Repayments of long-term debt................................     (15,000)     (8,000)       (4,000)       (142,000)
  Principal payments under capital lease obligations..........     (51,000)    (23,000)       36,000         (22,000)
  Proceeds from issuance of preferred stock, net..............          --     285,000            --              --
  Proceeds from issuance of common stock......................          --     357,000            --              --
  Preferred stock dividends paid..............................     (30,000)         --        (8,000)         (8,000)
                                                                ----------  ----------  --------------  --------------
        Net cash provided by financing activities.............      60,000   1,273,000       (76,000)        272,000
                                                                ----------  ----------  --------------  --------------
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS,
 SHORT-TERM INVESTMENTS, AND COLLECTION TRUST CASH............    (199,000)    833,000      (569,000)        272,000
CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS,
 beginning of period..........................................     833,000          --       833,000         634,000
                                                                ----------  ----------  --------------  --------------
CASH AND CASH EQUIVALENTS AND COLLECTION TRUST CASH, end of
 period.......................................................  $  634,000  $  833,000    $  264,000      $  906,000
                                                                ----------  ----------  --------------  --------------
                                                                ----------  ----------  --------------  --------------

        The accompanying notes are an integral part of these statements.

                    NATIONAL ACTION FINANCIAL SERVICES, INC.
                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1995 AND 1994

1.  ORGANIZATION AND BASIS OF PRESENTATION
    National Action Financial Services, Inc. (the "Company") was incorporated on March 31, 1994 to provide a broad range of credit support and receivables management services primarily to financial institutions and other credit grantors. These services include precharge-off portfolio management and consulting, marketing and back office support for credit card issuers, and loss recovery management for past-due receivables on both contract and full-outsource bases.

    In April 1994, the Company acquired the assets and assumed certain liabilities of National Action, Inc. for $50,000, plus 5,000 shares of common stock. The acquisition was accounted for using the purchase method of accounting. The operating results of National Action, Inc. are included in the Company's results of operations from the date of acquisition. As part of this transaction, the Company assumed approximately $22,000 in liabilities from National Action, Inc.

2.  SUMMARY OF ACCOUNTING POLICIES
    The financial statements at March 31, 1996 and March 31, 1995 and for the three months then ended are unaudited and reflect all normal and recurring adjustments which are, in the opinion of management, necessary for a fair presentation of the financial position, operating results, and cash flows for the interim periods. The results of operations for the three months ended March 31, 1996 and March 31, 1995 are not necessarily indicative of future results.

    Following is a summary of significant accounting policies followed in the preparation of these financial statements:

REVENUE RECOGNITION

    Revenues are recognized based on monthly calculations of fees earned in relation to cash collections or based on the performance of collection services.

PROPERTY AND EQUIPMENT

    Property and equipment are stated at cost. Maintenance and repairs are charged to expense as incurred. Major additions, renewals, and improvements are capitalized. Depreciation is computed over the estimated useful lives of the assets using the straight-line method for financial reporting purposes.

    The detail of property and equipment at December 31, 1995 and 1994 is as follows (in thousands):

                                                           1995       1994         USEFUL LIVES
                                                         ---------  ---------  ---------------------
Office and computer equipment..........................  $   1,446  $     311  Three to five years
Furniture and fixtures.................................        240         97  Five years
Leasehold improvements.................................         18         --  Five years
                                                         ---------  ---------
                                                             1,704        408
Less accumulated depreciation and amortization.........        249         40
                                                         ---------  ---------
                                                         $   1,455  $     368
                                                         ---------  ---------
                                                         ---------  ---------

    Office and computer equipment included amounts related to capital leases of approximately $474,000 and $217,000, net, at December 31, 1995 and 1994, respectively.

OTHER ASSETS

    Other assets include goodwill related to the acquisition by the Company of the assets and certain liabilities of National Action, Inc. in April 1994 (Note
1). The purchase price exceeded the fair value of the net assets acquired by approximately $52,000, which is being amortized on a straight-line basis over ten years. Amortization (included in other operating expenses) for the year ended December 31, 1995 and for the period

                    NATIONAL ACTION FINANCIAL SERVICES, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 1995 AND 1994

2.  SUMMARY OF ACCOUNTING POLICIES (CONTINUED)
from   inception  (March  31,  1994)  through  December  31,  1994  amounted  to approximately $5,000 and $3,000, respectively. Accumulated amortization was approximately $8,000 and $3,000 at December 31, 1995 and 1994, respectively.

    Other assets also include organization and loan origination fees, which total approximately $31,000 and $26,000 at December 31, 1995 and 1994, respectively, and which are being amortized over periods from 2.5 years to 5 years. Amortization (included in other operating expenses) for the year ended December 31, 1995 and for the period from inception (March 31, 1994) through December 31, 1994 amounted to approximately $11,000 and $0, respectively. Accumulated amortization was approximately $11,000 and $0 at December 31, 1995 and 1994, respectively.

USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FAIR VALUE OF FINANCIAL INSTRUMENTS

    Statement of Financial Accounting Standards No. 107 ("SFAS No. 107"), "Disclosures About Fair Value of Financial Instruments," requires disclosure of the following information about the fair value of certain financial instruments for which it is practicable to estimate that value. For purposes of the following disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties other than in a forced sale or liquidation. The amounts disclosed represent management's best estimates of fair value. In accordance with SFAS No. 107, the Company has excluded certain financial instruments and all other assets and liabilities from its disclosure. Accordingly, the aggregate fair value amounts presented are not intended to, and do not, represent the underlying fair value of the Company.

    The methods and assumptions used to estimate fair value are as follows:

    CASH AND CASH EQUIVALENTS

        The carrying amount approximates fair value due to the relatively short period to maturity of these instruments.

    NOTES PAYABLE TO RELATED PARTIES (NOTE 4)

        The carrying amount approximates fair value due to the short period to maturity of these notes.

    LONG-TERM DEBT (NOTE 5)

        The carrying amount approximates fair value based on the borrowing rates currently available to the Company for bank loans with similar terms and average maturities.

    PUT OPTION (NOTE 3)

        The carrying amount is considered to approximate fair value based on the
    length   of  time  before  this  option  is  exercisable  and  recent  stock transactions of the Company.

    PREFERRED STOCK (NOTE 3)

        The par value is considered to approximate fair value based on the rights and privileges related to this stock.

                    NATIONAL ACTION FINANCIAL SERVICES, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 1995 AND 1994

2.  SUMMARY OF ACCOUNTING POLICIES (CONTINUED)
    The asset and liability amounts recorded in the balance sheet and the estimated fair values of financial instruments at December 31, 1995 consisted of the following (in thousands):

                                                                                        CARRYING      FAIR
                                                                                         AMOUNT       VALUE
                                                                                       -----------  ---------
Cash and cash equivalents............................................................   $     634   $     634
Notes payable to related parties.....................................................        (165)       (165)
Long-term debt.......................................................................        (730)       (730)
Put agreements.......................................................................          --          --
Preferred stock......................................................................        (285)       (300)

    Supplemental disclosures of cash flow information at December 31, 1995 and 1994 are as follows (in thousands):

                                                                                             1995       1994
                                                                                           ---------  ---------
Cash paid during year for interest.......................................................  $      86  $      13
Cash paid during year for income taxes...................................................        407         --
Liabilities assumed in connection with business acquired.................................         --         22
Issuance of stock in connection with business acquired...................................         --         12
Issuance of common stock to employees as compensation for services.......................         --         16
Capital lease obligations incurred.......................................................        257        217
Purchase of treasury stock...............................................................        100         --

RECLASSIFICATIONS

    Certain prior period amounts have been reclassified to conform with the current period presentation.

3.  REDEEMABLE PREFERRED STOCK
    In December 1994, the Company issued 30,000 shares of Series A redeemable preferred stock (the "Preferred Stock") for $285,000, net of issuance costs of $15,000. The Preferred Stock has a par value of $10 per share and earns dividends of 10% per annum, payable quarterly. Each share of Preferred Stock is convertible at the option of the holder into .4664334 shares of common stock, subject to adjustments to ensure that the holder of the Preferred Stock shall hold 10% of the outstanding stock of the Company immediately after such conversion. The holder of the Preferred Stock is entitled to vote on all matters submitted to a vote of stockholders and is entitled to the number of votes equal to the largest number of whole shares of common stock into which the holder's shares of Preferred Stock could be converted.

    The preferred stock agreement contains certain provisions which allow the holder to require the Company to redeem the shares (put option), once converted, at their current fair market value beginning December 1999. As the estimated fair value on conversion (based on recent capital transactions of the Company) is less than the face amount of the Preferred Stock, no accretion related to the Preferred Stock was required at December 31, 1995 or 1994. The preferred stock agreement also contains a provision which restricts the Company from paying dividends on any other outstanding stock as long as the Preferred Stock remains outstanding.

4.  STOCKHOLDERS' EQUITY

STOCK DIVIDEND

    In December 1994, the board of directors declared a 100-for-1 stock split effected in the form of a stock dividend to stockholders of record at that date. All references in the financial statements to the number of shares and per share amounts of the Company's common stock have been retroactively restated to reflect the increased number of common shares outstanding.

                    NATIONAL ACTION FINANCIAL SERVICES, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 1995 AND 1994

4.  STOCKHOLDERS' EQUITY (CONTINUED)
COMMON STOCK

    In February 1995, the Company issued 6,996 shares of common stock, which can be put back to the Company beginning December 1999 for fair market value, as agreed by the investor and the Company, at the time of the exercise of the put option.

5.  NOTES PAYABLE TO RELATED PARTIES

NOTE PAYABLE TO OFFICER

    At December 31, 1995, the Company has a noninterest-bearing note payable to an officer in the amount of $100,000. This note matures in April 1996.

NOTE PAYABLE TO EMPLOYEE

    In November 1995, the Company repurchased 5,947 shares of common stock from an employee in exchange for a $100,000 note payable to the employee. The note is payable in three installments, matures in May 1996, and is noninterest-bearing. The balance of the note payable at December 31, 1995 is $65,000.

6.  LONG-TERM DEBT
    Long-term debt consisted of the following as of December 31, 1995 and 1994 (in thousands):

                                                                                             1995       1994
                                                                                           ---------  ---------
Line-of-credit agreements................................................................  $     191  $     100
Installment note payable to a bank with interest at prime plus 1.5% (10% at December 31,
 1995), secured by equipment, furniture and fixtures, and guarantees of officers, with
 monthly principal payments of $1 plus interest through June 1999, the maturity date.....         39         54
Installment note payable to preferred stockholder (the "Stockholder Note") with interest at 10%, secured by all assets subordinate to the bank debt; principal and interest payments of $32 are due quarterly commencing March 1996 through December 1999, the
 maturity date...........................................................................  $     500  $     500
                                                                                           ---------  ---------
                                                                                                 730        654
Less current maturities..................................................................        287        115
                                                                                           ---------  ---------
                                                                                           $     443  $     539
                                                                                           ---------  ---------
                                                                                           ---------  ---------

    The Company has a $350,000 line-of-credit agreement with a bank which expires in April 1996 and a $150,000 line-of-credit agreement with a bank which expires in January 1996 (the "Agreements"). Borrowings under the Agreements amount to $191,000 as of December 31, 1995 and bear interest at the bank's prime rate plus 1.5% (10% at December 31, 1995). Borrowings under the Agreements are secured by accounts receivable and personal guarantees of the officers. Available borrowings at December 31, 1995 were $309,000.

    The Agreements and the Stockholder Note contain restrictive covenants which, among other things, limit indebtedness, require certain current and debt-to-equity ratios, and require a minimum net worth. These covenants also restrict the Company from paying any dividends on outstanding stock, with the exception of dividends due on the Preferred Stock.

                    NATIONAL ACTION FINANCIAL SERVICES, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 1995 AND 1994

6.  LONG-TERM DEBT (CONTINUED)
    Future maturities of long-term debt as of December 31, 1995 are as follows (in thousands):

1996..........................................................................  $     287
1997..........................................................................        121
1998..........................................................................        114
1999..........................................................................        208
                                                                                ---------
    Total.....................................................................  $     730
                                                                                ---------
                                                                                ---------

    In January 1996, the Company obtained a $500,000 installment loan from a bank. The note bears interest at 9%, requires monthly principal payments of approximately $14,000 plus interest beginning in February 1996, and matures in January 1999.

7.  CAPITAL LEASE OBLIGATIONS
    Future minimum lease payments required under capital leases at December 31, 1995 are as follows (in thousands):

1996..........................................................................  $     123
1997..........................................................................        119
1998..........................................................................        119
1999..........................................................................         97
2000..........................................................................         71
                                                                                ---------
    Total minimum lease payments..............................................        529
Less amount representing interest.............................................        129
                                                                                ---------
Present value of net minimum lease payments...................................        400
Less current portion..........................................................         77
                                                                                ---------
    Total long-term obligations...............................................  $     323
                                                                                ---------
                                                                                ---------

8.  INCOME TAXES
    The   Company  accounts  for  income  taxes  under  Statement  of  Financial
Accounting Standards No. 109, "Accounting for Income Taxes." This statement requires the use of the asset and liability approach for financial accounting and reporting for income taxes.

    The components of the income tax provision for the year ended December 31, 1995 and for the period from inception (March 31, 1994) to December 31, 1994 are as follows (in thousands):

                                                                                    1995       1994
                                                                                  ---------  ---------
Federal:
  Current.......................................................................  $     329  $      --
  Deferred......................................................................         27         --
Other:
  Current.......................................................................         42         --
  Deferred......................................................................          2         --
                                                                                  ---------  ---------
                                                                                  $     400  $      --
                                                                                  ---------  ---------
                                                                                  ---------  ---------

                    NATIONAL ACTION FINANCIAL SERVICES, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 1995 AND 1994

8.  INCOME TAXES (CONTINUED)
    The following is a reconciliation of income taxes at the federal statutory rate with income taxes recorded by the Company for the year ended December 31, 1995 and for the period from inception (March 31, 1994) to December 31, 1994 (in thousands):

                                                                                    1995       1994
                                                                                  ---------  ---------
Income tax computed at the federal statutory rate...............................  $     409  $     (80)
State income taxes, net of federal income tax benefit...........................         45        (10)
Change in valuation reserve for net operating loss carryforwards................        (77)        77
Other, net......................................................................         23         13
                                                                                  ---------  ---------
                                                                                  $     400  $      --
                                                                                  ---------  ---------
                                                                                  ---------  ---------

    The tax effects of significant temporary differences representing deferred tax assets (liabilities) at December 31, 1995 and 1994 are as follows (in thousands):

                                                                                     1995       1994
                                                                                   ---------  ---------
Operating versus capitalized lease treatment.....................................  $     (37) $     (12)
Accelerated depreciation.........................................................        (16)         8
Other, net.......................................................................         24          4
                                                                                         ---  ---------
                                                                                   $     (29) $      --
                                                                                         ---  ---------
                                                                                         ---  ---------

    As the Company experienced book and tax losses in 1994, no provision was recorded on the financial statements. Due to the Company being in a start-up position, net operating loss carryforwards were fully reserved at December 31, 1994.

9.  OPERATING LEASES
    The Company leases its office space under noncancelable operating lease agreements expiring in 1999 and 2000. Future minimum lease payments at December 31, 1995 are as follows (in thousands):

1996........................................................................  $     345
1997........................................................................        345
1998........................................................................        345
1999........................................................................        256
2000........................................................................         64
                                                                              ---------
                                                                              $   1,355
                                                                              ---------
                                                                              ---------

    Rental expense amounted to approximately $208,000 and $37,000 for the year ended December 31, 1995 and for the period from inception (March 31, 1994) to December 31, 1994, respectively.

10. MAJOR CUSTOMERS
    In 1995, the Company had four customers who individually represented greater than 10% and in total represented approximately 75% of revenues. In 1994, the Company had three customers who individually represented greater than 10% and in total represented approximately 56% of revenues.

                    NATIONAL ACTION FINANCIAL SERVICES, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 1995 AND 1994

11. COMMITMENTS AND CONTINGENCIES

EMPLOYMENT AGREEMENTS

    The Company has employment agreements with certain employees, including two significant stockholders, which have initial terms that expire in December 1999. The employment agreements may be extended indefinitely beyond the initial terms upon mutual consent of all parties. The agreements call for base salaries, performance-based bonuses, and other benefits.

    The Company entered into an agreement in June 1995 with one employee whereby the Company committed to grant options amounting to 2% of the common stock of the Company to the employee in connection with his initial employment contract. In addition, this employee's contract provides for a defined formula cash bonus which will be triggered upon certain events, including any sale or change of control of the Company. As of December 31, 1995, these options had not yet been issued. Subsequent to year-end, the Company issued the options due under this agreement (Note 12).

CONTINGENT WARRANT AGREEMENT

    The Company entered into a contingent warrant agreement that calls for the issuance of stock purchase warrants to purchase a percentage of the Company's outstanding common stock contingent upon the number of months required to repay the Stockholder Note (Note 5). The percentage of the Company's outstanding common stock to be issued in the form of stock purchase warrants begins at 1%, if the Stockholder Note has not been repaid within 24 months, and increases with the number of months required to repay the note.

STOCK REDEMPTION AGREEMENTS

    The Company has agreements with certain stockholders that call for the redemption by the Company of each stockholder's outstanding common stock upon the occurrence of the stockholder's death, disability, bankruptcy, or termination. The agreements call for redemption, at the option of the Company or stockholder, at an amount equal to or less than the fair market value (as defined in the agreements) of the common stock at the redemption date. Fair market value is defined as the book value of the Company for the first two years of the agreement. Thereafter, fair market value is based on the greater of gross revenues for the previous 12-month period or five times the earnings of the Company, as defined, for the previous 12-month period. Under Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," certain of these agreements require variable plan accounting such that the difference between the book value of the stock and the fair market value is accrued over the period of the agreement. At December 31, 1995 and 1994, the difference between the book value of the stock and the fair market value was not material to the financial statements; therefore, no expense has been recorded through December 31, 1995.

12. SUBSEQUENT EVENTS
    Subsequent to year-end, the Company fulfilled a standing agreement to issue options for 2,735 shares in the Company (approximately 2% of the outstanding stock) to an employee. The Company recorded approximately $551,000 in compensation expense related to these options (Note 11).

    In addition, the Company entered into an agreement and plan of reorganization with SITEL Corportion ("SITEL"); SC Acquisition Corp. (the
"Merger Sub"), a subsidiary of SITEL; and Michael W. Fletcher (the primary stockholder of the Company and stockholders' representative), whereby the Company merged with the Merger Sub in a transaction to be accounted for as a pooling of interests in accordance with Accounting Principles Board Opinion No. 16 (the "Pooling").

                    NATIONAL ACTION FINANCIAL SERVICES, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 1995 AND 1994

12. SUBSEQUENT EVENTS (CONTINUED)
    In connection with the Pooling, the following transactions occurred:

        - The holder of the Preferred Stock exercised its conversion option, and the Preferred Stock was converted into 13,993 shares of common stock of the Company. The balance sheets reflect the conversion of the preferred stock on a pro forma basis as of December 31, 1995 (Note 3). In addition, the preferred stock agreement was terminated.

        - Treasury stock of the Company was canceled.

        - The Company recorded approximately $1.2 million for contractual bonuses to an employee. (Note 11).

        - The Company incurred approximately $120,000 in expenses related to this transaction.

        - Each share of outstanding common stock and each of the common stock options of the Company was traded for approximately 10.084 shares of SITEL. In addition, outstanding stock options were traded for common stock of SITEL.

        - The Stockholder Note was repaid (Note 6). In addition, the outstanding contingent warrants related to the Stockholder Note were terminated.

        - The employee stock redemption agreements (Note 11) were terminated.

        - Outstanding employment agreements of the Company were terminated. Officers and certain employees of the Company signed confidentiality and noncompete agreements and employment agreements with SITEL. The new employment agreements call for base salaries, performance-based bonuses, stay bonuses, and other benefits.

                                AUDITORS' REPORT

To the Shareholder of
  CTC Canadian Telephone Corporation

    We have audited the balance sheet of CTC Canadian Telephone Corporation as at January 31, 1996 and the statements of operations and retained earnings, and changes in financial position for the nine month period then ended. These financial statements are the responsibility of the corporation's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

    In our opinion, these financial statements present fairly, in all material respects, the financial position of the corporation as at January 31, 1996 and the results of its operations and the changes in its financial position for the nine month period then ended in accordance with generally accepted accounting principles.

Fuller Landau
Chartered Accountants
Montreal, Quebec
May 16, 1996

                       CTC CANADIAN TELEPHONE CORPORATION
                    (INCORPORATED UNDER THE LAWS OF CANADA)
                      BALANCE SHEET AS AT JANUARY 31, 1996

                                     ASSETS

                                                                                       JANUARY 31,     APRIL 30,
                                                                                          1996           1995
                                                                                      -------------  -------------
Current
  Accounts receivable (Note 3)......................................................  $     534,111  $     478,971
  Term deposits.....................................................................             --      1,687,080
  Marketable securities (approximates market).......................................          3,740         78,750
  Income taxes receivable...........................................................        306,655       --
  Prepaid expenses and deposits.....................................................         26,572         23,637
                                                                                      -------------  -------------
                                                                                            871,078      2,268,438
Fixed and equipment under capital lease (Note 4)....................................        165,336        143,060
Investment (Note 5).................................................................         53,835         56,031
                                                                                      -------------  -------------
                                                                                      $   1,090,249  $   2,467,529
                                                                                      -------------  -------------
                                                                                      -------------  -------------
                                                   LIABILITIES
Current
  Bank indebtedness (Note 6)........................................................  $     445,250  $     186,390
  Accounts payable and sundry liabilities...........................................        409,745      1,095,964
  Loans payable -- related corporations (Note 7)....................................         69,904        379,543
  Income taxes payable..............................................................       --              224,715
  Current portion of long-term debt.................................................         23,521         23,521
  Current portion of obligation under capital lease.................................          3,711          3,711
                                                                                      -------------  -------------
                                                                                            952,131      1,913,844
                                                                                      -------------  -------------
Long-term debt (Note 8).............................................................         25,093         42,734
                                                                                      -------------  -------------
Obligation under capital lease (Note 9).............................................          6,485          8,117
                                                                                      -------------  -------------
Loan payable -- shareholder.........................................................       --               69,797

                                       SHAREHOLDER'S EQUITY
Capital stock (Note 10).............................................................              2              2
Retained earnings...................................................................        106,538        433,035
                                                                                      -------------  -------------
                                                                                            106,540        433,037
                                                                                      -------------  -------------
                                                                                      $   1,090,249  $   2,467,529
                                                                                      -------------  -------------
                                                                                      -------------  -------------
Contingency (Note 11)

On behalf of the Board:
________________________ Director
________________________ Director

                       CTC CANADIAN TELEPHONE CORPORATION
                 STATEMENT OF OPERATIONS AND RETAINED EARNINGS

                FOR THE NINE MONTH PERIOD ENDED JANUARY 31, 1996

                                                                                       JANUARY 31,     APRIL 30,
                                                                                          1996           1995
                                                                                      -------------  -------------
                                                                                       (9 MONTHS)     (12 MONTHS)
Sales...............................................................................  $   3,882,525  $   5,852,065
                                                                                      -------------  -------------
Direct cost
  Employee benefits.................................................................        103,909        140,146
  Recruiting fees...................................................................        118,274         93,249
  Selling salaries..................................................................      1,562,045      1,988,627
  Telephone.........................................................................        552,360        500,985
  Verification......................................................................        585,823        953,578
                                                                                      -------------  -------------
                                                                                          2,922,411      3,676,585
                                                                                      -------------  -------------
Gross profit........................................................................        960,114      2,175,480
                                                                                      -------------  -------------
Expenses
  Selling...........................................................................        200,486        440,666
  Administrative....................................................................      1,262,614      1,128,638
  Financial.........................................................................         47,163         48,356
  Interest income...................................................................        (44,477)       (58,519)
                                                                                      -------------  -------------
                                                                                          1,465,786      1,559,141
                                                                                      -------------  -------------
Earnings (loss) before income taxes.................................................       (505,672)       616,339
Income taxes (recovered)............................................................       (181,370)       224,715
                                                                                      -------------  -------------
Earnings (loss) before undernoted item..............................................       (324,302)       391,624
Equity in (net loss) earnings of corporation subject to significant influence.......         (2,195)        56,030
                                                                                      -------------  -------------
Net earnings (loss).................................................................       (326,497)       447,654
Retained earnings (deficit) at beginning of period..................................        433,035        (14,619)
                                                                                      -------------  -------------
Retained earnings at end of period..................................................  $     106,538  $     433,035
                                                                                      -------------  -------------
                                                                                      -------------  -------------

                       CTC CANADIAN TELEPHONE CORPORATION
                   STATEMENT OF CHANGES IN FINANCIAL POSITION
                FOR THE NINE MONTH PERIOD ENDED JANUARY 31, 1996

                                                                                      JANUARY 31,      APRIL 30,
                                                                                          1996           1995
                                                                                     --------------  -------------
                                                                                       (9 MONTHS)     (12 MONTHS)
Operating activities
  Net earnings (loss)..............................................................  $     (326,497) $     447,654
  Items not affecting the cash position:
    Depreciation and amortization..................................................          33,375         27,717
    Equity in net earnings (loss) of corporation subject to significant
     influence.....................................................................           2,195        (56,030)
                                                                                     --------------  -------------
                                                                                           (290,927)       419,341
  Net change in non-cash operating working capital.................................      (1,200,653)     1,013,688
                                                                                     --------------  -------------
  Cash provided by (used in) operating activities..................................      (1,491,580)     1,433,029
                                                                                     --------------  -------------
Investing activities
  Purchase of fixed assets, cash used in investing activities......................         (55,651)      (114,011)
                                                                                     --------------  -------------
Financing activities
  Loan payable -- related corporations.............................................        (309,639)      --
  Loan payable -- shareholder......................................................         (69,797)       (30,203)
  Proceeds from long-term debt.....................................................        --               40,000
  Repayment of long-term debt......................................................         (17,641)       (19,578)
  Repayment of obligation under capital lease......................................          (1,632)        (2,110)
                                                                                     --------------  -------------
  Cash used in financing activities................................................        (398,709)       (11,891)
                                                                                     --------------  -------------
Increase (decrease) in cash........................................................      (1,945,940)     1,307,127
Cash position at beginning of period...............................................       1,500,690        193,563
                                                                                     --------------  -------------
Cash position (bank indebtedness) at end of period.................................  $     (445,250) $   1,500,690
                                                                                     --------------  -------------
                                                                                     --------------  -------------
Cash (bank indebtedness) consists of:
  Term deposits....................................................................  $     --        $   1,687,080
  Bank indebtedness................................................................        (445,250)      (186,390)
                                                                                     --------------  -------------
                                                                                     $     (445,250) $   1,500,690
                                                                                     --------------  -------------
                                                                                     --------------  -------------

                       CTC CANADIAN TELEPHONE CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 1996

NOTE 1 -- NATURE OF ACTIVITIES
    The Corporation operates as a long-distance communications reseller.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    FIXED ASSETS AND DEPRECIATION

    Fixed assets are stated at acquisition cost. Depreciation is computed at rates based upon the estimated useful lives of the assets using the following rates and methods as follows:

Furniture and fixtures...............................  20% declining balance
Computer equipment...................................  30% declining balance
Leasehold improvements...............................  5 years straight-line

    EQUIPMENT UNDER CAPITAL LEASE

    Equipment that is acquired under leases that transfer substantially all of the risks and benefits incidental to their ownership are capitalized and amortized on a basis consistent with similar assets. The equipment is valued at the lower of the present value of the total minimum lease payments, excluding the portion thereof relating to executory costs, or fair value. The related capital lease obligations are classified as long-term debt.

NOTE 3 -- ACCOUNTS RECEIVABLE

                                                                                JANUARY 31,   APRIL 30,
                                                                                   1996         1995
                                                                                -----------  -----------
Trade accounts................................................................  $   499,111  $   438,093
Loans employees...............................................................       35,000       31,000
Accrued interest..............................................................      --             9,878
                                                                                -----------  -----------
                                                                                $   534,111  $   478,971
                                                                                -----------  -----------
                                                                                -----------  -----------

NOTE 4 -- FIXED ASSETS AND EQUIPMENT UNDER CAPITAL LEASE

                                                                          JANUARY 31,
                                                         ACCUMULATED          1996       APRIL 30, 1995
                                                       DEPRECIATION AND  --------------  --------------
                                             COST        AMORTIZATION    NET BOOK VALUE  NET BOOK VALUE
                                          -----------  ----------------  --------------  --------------
Furniture and fixtures..................  $    65,542     $      18,090   $     47,452    $     52,965
Computer equipment......................      129,826            38,151         91,675          70,901
Leasehold improvements..................       11,640             1,746          9,894         -
                                          -----------  ----------------  --------------  --------------
                                              207,008            57,987        149,021         123,866
Equipment under capital lease
  Office equipment......................       26,659            10,344         16,315          19,194
                                          -----------  ----------------  --------------  --------------
                                          $   233,667     $      68,331   $    165,336    $    143,060
                                          -----------  ----------------  --------------  --------------
                                          -----------  ----------------  --------------  --------------

    Depreciation and amortization charged to the accounts of the Corporation amounted to $33,375 (April 30, 1995 -- $27,717).

                       CTC CANADIAN TELEPHONE CORPORATION
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                JANUARY 31, 1996

NOTE 5 -- INVESTMENT

                                                                                 JANUARY 31,  APRIL 30,
                                                                                    1996        1995
                                                                                 -----------  ---------
Corporation subject to significant influence, at equity
  2965 496 Canada Inc., 50%-owned
    75 class A common shares...................................................   $  53,835   $  56,031
                                                                                 -----------  ---------
                                                                                 -----------  ---------

NOTE 6 -- BANK INDEBTEDNESS

    As security for bank indebtedness, the Corporation has a registered general assignment of book debts in Quebec. Bank indebtedness is represented by:

                                                                               JANUARY 31,   APRIL 30,
                                                                                  1996          1995
                                                                               -----------  ------------
Bank overdraft (cash)........................................................  $   379,384  $   (206,645)
Cheques in transit...........................................................       65,866       393,035
                                                                               -----------  ------------
                                                                               $   445,250  $    186,390
                                                                               -----------  ------------
                                                                               -----------  ------------

NOTE 7 -- LOANS PAYABLE -- RELATED CORPORATIONS
    The loans payable are non-interest bearing and have no specific terms of repayment.

NOTE 8 -- LONG-TERM DEBT

                                                                                 JANUARY 31,  APRIL 30,
                                                                                    1996        1995
                                                                                 -----------  ---------
Bank of Montreal
  -- term loan payable in equal monthly instalments of $833 principal plus        $  28,333   $  35,833
   interest at the rate of prime with the balance due December 1998............
  -- term loan payable in equal monthly instalments of $1,127 principal plus         20,281      30,422
   interest at the rate of prime plus 1.75% with the balance due July 1997.....
                                                                                 -----------  ---------
                                                                                     48,614      66,255
Less: portion included in current liabilities..................................      23,521      23,521
                                                                                 -----------  ---------
                                                                                  $  25,093   $  42,734
                                                                                 -----------  ---------
                                                                                 -----------  ---------

    As security for the term loans, the Corporation has a registered general assignment of book debts in Quebec, Ontario and British Columbia. They are also secured by a chattel mortgage and a commercial pledge of $50,000.

    Minimum principal repayments for each of the next three years, are as follows:

1997......................................................................  $  23,521
1998......................................................................     16,760
1999......................................................................      8,333
                                                                            ---------
                                                                            $  48,614
                                                                            ---------
                                                                            ---------

    Interest on long-term debt charged to the accounts of the Corporation amounted to $5,422 (April 30, 1995 -- $5,961).

                       CTC CANADIAN TELEPHONE CORPORATION
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                JANUARY 31, 1996

NOTE 9 -- OBLIGATION UNDER CAPITAL LEASE
    The capital lease is recorded at an amount equal to the present value of the lease payments using the interest rate implicit in the lease. The implicit interest rate of the obligation is 13.8% and its expiry date is July 1998. Future net minimum lease payments under the capital lease, are as follows:

1997......................................................................  $   3,711
1998......................................................................      3,711
1999......................................................................      2,774
                                                                            ---------
Future net minimum lease payments.........................................     10,196
Less: portion included in current liabilities.............................      3,711
                                                                            ---------
Long-term obligation under capital lease..................................  $   6,485
                                                                            ---------
                                                                            ---------

    Interest charged to the accounts of the Corporation amounted to $1,151 (April 30, 1995 -- $1,780).

NOTE 10 -- CAPITAL STOCK

    AUTHORIZED

    Unlimited number of no par value shares, as follows:

Class A    common -- voting, participating
Class B    common -- non-voting, non-participating
Class C    preferred -- 1% per month non-cumulative, non-voting, non-participating, redeemable and retractable at the amount paid
Class D    preferred -- 1% per month non-cumulative, non-voting, non-participating, redeemable at the amount paid and retractable in whole or in part pursuant to tenders received

                                                                                     JANUARY 31,      APRIL 30,
                                                                                        1996            1995
                                                                                   ---------------  -------------
Issued
2 class A common shares..........................................................     $       2       $       2
                                                                                             --              --
                                                                                             --              --

NOTE 11 -- CONTINGENCY
    Legal actions claiming approximately $35,000 have been instituted against the Corporation. These proceedings are being contested and it is not possible at the time to predict their ultimate outcome. Accordingly, no provision for liability, if any, has been made in the financial statements. Settlement, if any, that may be made with respect to these actions, is expected to be charged to the current year when settlement is made.

NOTE 12 -- RELATED PARTY TRANSACTION
    The Corporation is related to a corporation by virtue of its 50% investment in it. Transactions with this related corporation are as follows:

                                                                                JANUARY 31,   APRIL 30,
                                                                                   1996         1995
                                                                                -----------  -----------
Management fees -- earned.....................................................   $  71,250   $   158,333
                                                                                -----------  -----------
                                                                                -----------  -----------
Other related party charges are:
Consulting fees...............................................................   $  --       $   238,000
                                                                                -----------  -----------
                                                                                -----------  -----------
Commissions...................................................................   $  --       $   228,000
                                                                                -----------  -----------
                                                                                -----------  -----------

                       CTC CANADIAN TELEPHONE CORPORATION
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                JANUARY 31, 1996

NOTE 13 -- SUBSEQUENT EVENT
    On February 9, 1996, CTC Canadian Telephone Corporation and 2965496 Canada Inc. were amalgamated. The amalgamated corporation is now known as 3227383
Canada Inc. After the amalgamation, 3227383 Canada Inc. entered into an agreement with Sitel Teleservices Canada Inc. wherein its business and assets were sold with adjustments as of January 31, 1996.

NOTE 14 -- ECONOMIC DEPENDENCE
    Approximately 92% of the Corporation's revenues for the period ended January 31, 1996 were derived from one customer, pursuant to a long-term contract (April 30, 1995 -- 98%).

NOTE 15 -- COMMITMENTS
    The Corporation and 2965496 Canada Inc. have agreed to purchase $1.7 million of automated call management systems. The acquisition will be financed by two five-year leases. The Corporation and its affiliate are required to maintain certain financial ratios under the terms of the leases.

                                AUDITORS' REPORT

To the Shareholders of
  2965 496 Canada Inc.

    We have audited the balance sheet of 2965 496 Canada Inc. as at January 31, 1996 and the statements of operations and retained earnings, and changes in financial position for the nine month period then ended. These financial statements are the responsibility of the corporation's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

    In our opinion, these financial statements present fairly, in all material respects, the financial position of the corporation as at January 31, 1996 and the results of its operations and the changes in its financial position for the nine month period then ended in accordance with generally accepted accounting principles.

Fuller Landau
Chartered Accountants
Montreal, Quebec
May 17, 1996

                              2965 496 CANADA INC.
                    (INCORPORATED UNDER THE LAWS OF CANADA)
                      BALANCE SHEET AS AT JANUARY 31, 1996

                                     ASSETS

                                                                                          JANUARY 31,   APRIL 30,
                                                                                             1996         1995
                                                                                          -----------  -----------
Current
  Accounts receivable...................................................................  $   381,848  $   134,623
  Income taxes receivable...............................................................       19,789      --
  Loans receivable (Note 3).............................................................       47,922      321,595
  Prepaid expenses......................................................................      --             4,040
                                                                                          -----------  -----------
                                                                                              449,559      460,258
Fixed (Note 4)..........................................................................       38,482       36,576
                                                                                          -----------  -----------
                                                                                          $   488,041  $   496,834
                                                                                          -----------  -----------
                                                                                          -----------  -----------

                                                   LIABILITIES
Current
  Bank indebtedness (Note 5)............................................................  $    36,537  $    20,992
  Accounts payable and sundry liabilities (Note 6)......................................      195,753      248,166
  Income taxes payable..................................................................      --            33,316
  Current portion of long-term debt.....................................................       24,351      --
                                                                                          -----------  -----------
                                                                                              256,641      302,474
                                                                                          -----------  -----------
Loan payable -- related company (Note 7)................................................      --            82,300
                                                                                          -----------  -----------
Long-term debt (Note 8).................................................................      123,731      --
                                                                                          -----------  -----------

                                               SHAREHOLDER'S EQUITY
Capital stock (Note 9)..................................................................          150          150
Retained earnings.......................................................................      107,519      111,910
                                                                                          -----------  -----------
                                                                                              107,669      112,060
                                                                                          -----------  -----------
                                                                                          $   488,041  $   496,834
                                                                                          -----------  -----------
                                                                                          -----------  -----------

                              2965 496 CANADA INC.
                 STATEMENT OF OPERATIONS AND RETAINED EARNINGS
                FOR THE NINE MONTH PERIOD ENDED JANUARY 31, 1996

                                                                                     JANUARY 31,      APRIL 30,
                                                                                        1996            1995
                                                                                   ---------------  -------------
                                                                                     (9 MONTHS)      (12 MONTHS)
Sales............................................................................   $   1,686,270    $ 2,747,396
                                                                                   ---------------  -------------
Direct cost
  Employee benefits..............................................................          42,342         76,459
  Recruiting fees................................................................          53,613        110,438
  Selling salaries...............................................................         609,557      1,197,093
  Telephone......................................................................         219,626        201,576
  Verification...................................................................         165,503        285,610
                                                                                   ---------------  -------------
                                                                                        1,090,641      1,871,176
                                                                                   ---------------  -------------
Gross profit.....................................................................         595,629        876,220
                                                                                   ---------------  -------------
Expenses
  Selling........................................................................          96,350        140,435
  Administrative.................................................................         495,325        497,194
  Financial......................................................................          11,450          3,500
                                                                                   ---------------  -------------
                                                                                          603,125        641,129
                                                                                   ---------------  -------------
Earnings (loss) before income taxes..............................................          (7,496)       235,091
Income taxes (recovered).........................................................          (3,105)        33,316
                                                                                   ---------------  -------------
Net earnings (loss)..............................................................          (4,391)       201,775
Retained earnings (deficit) at beginning of period...............................         111,910        (89,865)
                                                                                   ---------------  -------------
Retained earnings at end of period...............................................   $     107,519    $   111,910
                                                                                   ---------------  -------------
                                                                                   ---------------  -------------

                              2965 496 CANADA INC.
                   STATEMENT OF CHANGES IN FINANCIAL POSITION
                FOR THE NINE MONTH PERIOD ENDED JANUARY 31, 1996

                                                                                         JANUARY 31,   APRIL 30,
                                                                                            1996          1995
                                                                                         -----------  ------------
                                                                                         (9 MONTHS)   (12 MONTHS)
Operating activities
  Net earnings (loss)..................................................................  $    (4,391) $    201,775
  Item not affecting the cash position:
      Depreciation and amortization....................................................        8,631         6,061
                                                                                         -----------  ------------
                                                                                               4,240       207,836
  Net change in non-cash operating working capital.....................................     (348,703)     (109,954)
                                                                                         -----------  ------------
  Cash provided by (used in) operating activities......................................     (344,463)       97,882
                                                                                         -----------  ------------
Investing activities
  Purchase of fixed assets, cash used in investing activities..........................      (10,537)      (38,048)
                                                                                         -----------  ------------
Financing activities
  Loan payable -- related corporation..................................................      --            (17,700)
  Loans receivable -- related corporation..............................................      191,373      (189,526)
  Long-term debt.......................................................................      150,000       --
      Repayment of long-term debt......................................................       (1,918)      --
                                                                                         -----------  ------------
  Cash provided by (used in) financing activities......................................      339,455      (207,226)
                                                                                         -----------  ------------
Decrease in cash.......................................................................      (15,545)     (147,392)
Cash position (bank indebtedness) at beginning of period...............................      (20,992)      126,400
                                                                                         -----------  ------------
Bank indebtedness at end of period.....................................................  $   (36,537) $    (20,992)
                                                                                         -----------  ------------
                                                                                         -----------  ------------

                              2965 496 CANADA INC.
                         NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 1996

NOTE 1 -- NATURE OF ACTIVITIES
    The Corporation operates as a long-distance communications reseller.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICY

    FIXED ASSETS AND DEPRECIATION

    Fixed assets are stated at acquisition cost. Depreciation is recorded using the declining balance method using the following rates:

Furniture and fixtures.....................................        20%
Computer equipment.........................................        30%
Leasehold improvements.....................................    5 years

NOTE 3 -- LOANS RECEIVABLE

                                                                                  JANUARY 31,   APRIL 30,
                                                                                     1996         1995
                                                                                  -----------  -----------
Shareholder.....................................................................   $  73,544   $   295,095
Related corporations (net)......................................................     (25,622)       26,500
                                                                                  -----------  -----------
                                                                                   $  47,922   $   321,595
                                                                                  -----------  -----------
                                                                                  -----------  -----------

    The loan receivable are unsecured, non-interest bearing and have no specific terms of repayment.

    The loans receivable from the shareholder is subrogated for $105,000 assigned by the Corporation to the bank.

NOTE 4 -- FIXED ASSETS

                                                                           JANUARY 31,
                                                            ACCUMULATED   1996 NET BOOK   APRIL 30, 1995
                                                   COST     DEPRECIATION      VALUE       NET BOOK VALUE
                                                 ---------  ------------  --------------  --------------
Furniture and fixtures.........................  $  18,086   $    4,705     $   13,381      $   15,543
Computer equipment.............................     25,359        9,058         16,301          21,033
Leasehold improvements.........................     10,353        1,553          8,800          --
                                                 ---------  ------------  --------------  --------------
                                                 $  53,798   $   15,316     $   38,482      $   36,576
                                                 ---------  ------------  --------------  --------------
                                                 ---------  ------------  --------------  --------------

    Depreciation and amortization charged to the accounts of the Corporation amounted to $8,631 (April 30, 1995 -- $6,061).

NOTE 5 -- BANK INDEBTEDNESS

    As security for bank indebtedness, the Corporation has registered a general assignment of book debts in Quebec and Ontario.

NOTE 6 -- ACCOUNTS PAYABLE AND SUNDRY LIABILITIES

                                                                           JANUARY 31,      APRIL 30,
                                                                              1996            1995
                                                                         ---------------  -------------
Trade accounts.........................................................    $   155,964     $   184,682
Salaries...............................................................         33,935         --
Sales taxes............................................................          5,854          63,484
                                                                         ---------------  -------------
                                                                           $   195,753     $   248,166
                                                                         ---------------  -------------
                                                                         ---------------  -------------

                              2965 496 CANADA INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                JANUARY 31, 1996

NOTE 7 -- LOAN PAYABLE -- RELATED COMPANY
    The loan payable -- related company is unsecured, non-interest bearing and has no specific terms of repayment.

NOTE 8 -- LONG-TERM DEBT

                                                                           JANUARY 31,      APRIL 30,
                                                                              1996            1995
                                                                         ---------------  -------------
Ontario Development Corporation
  -- 10.6% loan payable in equal monthly instalments of $3,215
   principal and interest, maturing in December 2000...................        148,082     $   --
  Less: portion included in current liabilities........................         24,351         --
                                                                         ---------------  -------------
                                                                           $   123,731     $   --
                                                                         ---------------  -------------
                                                                         ---------------  -------------

    Minimum principal repayments for each of the next five years are as follows:

1997.....................................................  $  24,351
1998.....................................................     27,001
1999.....................................................     29,939
2000.....................................................     33,197
2001.....................................................     33,594
                                                           ---------
                                                           $ 148,082
                                                           ---------
                                                           ---------

    Interest on long-term debt charged to the accounts of the Corporation amounted to $2,342.

NOTE 9 -- CAPITAL STOCK

    AUTHORIZED

    Unlimited number of no par value shares, as follows:

Class A    common -- voting, participating
Class B    common -- non-voting, non-participating
Class A    preferred -- non-voting, non-cumulative, redeemable at the consideration for which the shares were issued
Class B    preferred -- non-voting, non-cumulative, redeemable at the consideration for which the shares were issued
Class C    preferred -- non-voting, non-cumulative, retractable at the consideration for which the shares were issued
Class D    -- non-voting, non-cumulative, redeemable at the consideration for which the shares were issued
Class E    -- voting, non-cumulative, redeemable at the consideration for which the shares were issued

                                                                          JANUARY 31,    APRIL 30,
                                                                             1996          1995
                                                                         -------------  -----------
Issued
150 class A common shares..............................................    $     150     $     150
                                                                               -----         -----
                                                                               -----         -----

                              2965 496 CANADA INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                JANUARY 31, 1996

NOTE 10 -- RELATED PARTY TRANSACTION
    The Corporation is related to other corporations by virtue of ownership that the corporation has in them. Transactions with these related corporations are as follows:

                                                                      JANUARY 31,   APRIL 30,
                                                                         1996         1995
                                                                      -----------  -----------
Management fees.....................................................   $  71,250   $   158,333
                                                                      -----------  -----------
                                                                      -----------  -----------
Commissions.........................................................   $  71,250   $    86,704
                                                                      -----------  -----------
                                                                      -----------  -----------

NOTE 11 -- SUBSEQUENT EVENT
    On February 9, 1996, CTC Canadian Telephone Corporation and 2965496 Canada Inc. were amalgamated. The amalgamated corporation formed was 3227383 Canada Inc. After the amalgamation, 3227383 Canada Inc. entered into a sales agreement with Sitel Teleservices Canada Inc. wherein its business and assets were sold with adjustments as of January 31, 1996.

NOTE 12 -- ECONOMIC DEPENDENCE
    Approximately 75% of the Corporation's revenues for the period ended January 31, 1996 were derived from one customer, pursuant to a long-term contract. For the year ended April 30, 1995 the percentage was 78%.

NOTE 13 -- COMMITMENTS
    The Corporation and CTC Canadian Telephone Corporation have agreed to purchase $1.7 million of automated call management systems. The acquisition will be financed by two five-year leases. The Corporation and its affiliate are required to maintain certain financial ratios under the terms of the leases.

                                                                      APPENDIX A

                                                                  CONFORMED COPY
                                                                  (INCLUDING ALL
                                                              AMENDMENTS THROUGH
                                                                  JULY 26, 1996)

                              AMENDED AND RESTATED
                            SHARE PURCHASE AGREEMENT

                                     DATED

                                  JUNE 6, 1996

                                     AMONG

                               SITEL CORPORATION

                                      AND

                         THE SHAREHOLDERS OF MITRE PLC

                       RELATING TO THE PURCHASE AND SALE

                                       OF

                         100% OF THE ORDINARY SHARES OF

                                   MITRE PLC

                               TABLE OF CONTENTS

  PAGE

                                                        ARTICLE 1
                                                       DEFINITIONS

     1.1   Definitions.......................................................................................           1

                                                        ARTICLE 2
                                                    PURCHASE AND SALE

      2.1  Purchase and Sale.................................................................................           4
      2.2  Completion........................................................................................           4
      2.3  Legending of Securities...........................................................................           5
      2.4  Escrow Account....................................................................................           5

                                                        ARTICLE 3
                                                WARRANTIES OF THE SELLERS

      3.1  Corporate Existence and Power.....................................................................           5
      3.2  Authorization.....................................................................................           5
      3.3  Governmental Authorization........................................................................           5
      3.4  Non-Contravention.................................................................................           6
      3.5  Capitalization....................................................................................           6
      3.6  Ownership of Shares...............................................................................           6
      3.7  Subsidiaries and Joint Ventures...................................................................           6
      3.8  Financial Statements..............................................................................           6
      3.9  Absence of Certain Changes........................................................................           7
      3.10 No Undisclosed Material Liabilities...............................................................           8
      3.11 Related Party Transactions........................................................................           8
      3.12 Contracts with Clients............................................................................           8
      3.13 Other Material Contracts..........................................................................           8
      3.14 Litigation........................................................................................           9
      3.15 Compliance with Laws and Court Orders; No Defaults................................................           9
      3.16 Properties........................................................................................           9
      3.17 Intellectual Property.............................................................................          11
      3.18 Insurance Coverage................................................................................          11
      3.19 Licenses and Permits..............................................................................          12
      3.20 Finders' Fees.....................................................................................          12
      3.21 Environmental Matters.............................................................................          12
      3.22 Compliance with Environmental Permits and Environmental Laws......................................          12
      3.23 Environmental Audit...............................................................................          13
      3.24 Sellers' Investment Purposes......................................................................          13
      3.25 Competition and Fair Trading Laws.................................................................          13
      3.26 Records and Software..............................................................................          14
      3.27 Business Contracts................................................................................          14

                                                        ARTICLE 4
                                                   WARRANTIES OF BUYER

      4.1  Corporate Existence and Power.....................................................................          14
      4.2  Corporate Authorization...........................................................................          14
      4.3  Governmental Authorization........................................................................          14
      4.4  Non-Contravention.................................................................................          14
      4.5  Buyer Stock.......................................................................................          14
      4.6  Buyer's SEC Reports...............................................................................          14

      4.7  Finders' Fees.....................................................................................          15

                                                        ARTICLE 5
                                                   COVENANTS OF SELLERS

      5.1  Conduct of the Company............................................................................          15
      5.2  Contracts.........................................................................................          16
      5.3  Access to Information.............................................................................          16
      5.4  Notices of Certain Events.........................................................................          17
      5.5  Certain Actions...................................................................................          17
      5.6  Cooperation in Preparing Buyer Proxy Statement....................................................          17
      5.7  Preferred Shares..................................................................................          17
      5.8  Reconciliation of Financial Statements............................................................          18
      5.9  Required Consents of Accountants..................................................................          18
      5.10 Termination of Shareholder Agreements.............................................................          18
      5.11 Stay Bonus Arrangements...........................................................................          18
      5.12 Restrictions on Sale..............................................................................          18
      5.13 Assignment of Lease...............................................................................          18
      5.14 Translation of Documents..........................................................................          18

                                                        ARTICLE 6
                                                    COVENANTS OF BUYER

      6.1  Stockholder Meeting; Proxy Material...............................................................          18
      6.2  Access To Records.................................................................................          18
      6.3  Designation of Director...........................................................................          19
      6.4  Auditors of the Group.............................................................................          19

                                                        ARTICLE 7
                                              COVENANTS OF BUYER AND SELLERS

      7.1  Best Efforts......................................................................................          19
      7.2  Certain Filings...................................................................................          19
      7.3  Public Announcements..............................................................................          19
      7.4  Restrictions on Sellers...........................................................................          19
      7.5  HSR Act...........................................................................................          20

                                                        ARTICLE 8
                                            DIRECTORS, EMPLOYEES AND PENSIONS

      8.1  Directors, Employees and Pensions.................................................................          20

                                                        ARTICLE 9
                                                 CONDITIONS TO COMPLETION

      9.1  Conditions to Obligations of Buyer and Sellers....................................................          22
      9.2  Conditions to Obligation of Buyer.................................................................          22
      9.3  Conditions to Obligation of Sellers...............................................................          23
      9.4  Reasonable Efforts to Fulfill Conditions to Completion............................................          23

                                                        ARTICLE 10
                                                SURVIVAL; INDEMNIFICATION

     10.1  Limitations.......................................................................................          23
     10.2  Sellers' Liability................................................................................          26
     10.3  Procedures; Remedies Cumulative...................................................................          26

                                                        ARTICLE 11
                                                       TERMINATION

     11.1  Grounds for Termination...........................................................................          27
     11.2  Effect of Termination.............................................................................          27

                                                        ARTICLE 12
                                                      MISCELLANEOUS

     12.1  Notices...........................................................................................          27
     12.2  Amendments and Waivers............................................................................          29
     12.3  Expenses..........................................................................................          29
     12.4  Successors and Assigns............................................................................          29
     12.5  Governing Law.....................................................................................          29
     12.6  Counterparts; Third Party Beneficiaries...........................................................          29
     12.7  Entire Agreement..................................................................................          29
     12.8  Restrictive Trade Practices Act...................................................................          29
     12.9  Seller Representative.............................................................................          30
     12.10 Interpretation....................................................................................          30

                                                         EXHIBITS

Exhibit A        Form of Registration Rights Agreement
Exhibit B        Form of Escrow Agreement
Exhibit C        Form of Investor Letter
Exhibit D        Form of Tax Covenant

                                                        SCHEDULES

Schedule 2.1      Sellers
Schedule 3.7      Subsidiaries
Schedule 3.16    Properties

                              AMENDED AND RESTATED
                            SHARE PURCHASE AGREEMENT

    Amended and Restated Share Purchase Agreement (the "Agreement") dated June 6, 1996 among Sitel Corporation, a Minnesota corporation ("Buyer"), and the shareholders of Mitre plc, an English public limited company (the "Company") whose names and addresses are set out in Schedule 2.1 hereto (the "Sellers").

    The parties hereto agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

    1.1   DEFINITIONS.   (a)  The  following terms,  as  used herein,  have  the
following meanings:

    "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such Person.

    "BALANCE SHEET" means the audited balance sheet of the Company and the Subsidiaries as of December 31, 1995.

    "BALANCE SHEET DATE" means December 31, 1995.

    "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks in London are authorized by law to close.

    "BUYER PROXY STATEMENT" means the proxy or information statement required to be filed by Buyer with the SEC in connection with the purchase of the Shares and the issuance of Buyer Stock.

    "BUYER STOCK" means the common stock, par value $.001 per share, of Buyer.

    "COMPANY PREFERRED SHARES" means the 350,000 redeemable preference shares of L1 each in the capital of the Company.

    "COMPLETION DATE" means the date of the Completion.

    "COMPANIES ACT" means the Companies Act 1985 as amended by the Companies Act 1989.

    "COMPANY SHARES" means the ordinary shares of the Company.

    "CONTROL" shall have the same meaning as in Section 840 Taxes Act.

    "DISCLOSURE LETTER" means the letter of today's date from the Seller Representative on behalf of the Sellers to the Buyer.

    "ENVIRONMENTAL LAWS" means the following:

    (a) all European Union, national, state or local statutes, codes, guidelines or other laws or legislation concerning health, safety or Environmental Matters which are applicable to the business of any Group Company or to the Properties and all rules, regulations, ordinances, orders, notices and directives made thereunder having the force of law;

    (b) judicial interpretation and administrative interpretation having the force of law of each of the foregoing.

    "ENVIRONMENTAL MATTERS" means in relation to the business of any Group Company and the Properties all matters related to pollution or protection of the environment including though not limited to noise, emissions, discharges and releases of any substances or energy into air, water (including underground water and the sea), sewage systems and land (or a combination of these); the environmental aspects of the manufacture, processing, distribution, use, treatment, storage, disposal, transport and handling of any substances or form of energy; and matters related to the health and safety of the employees of the Group Company or any other person.

    "ENVIRONMENTAL PERMITS" means the permits, consents, licenses, certificates and other authorizations and approvals required under the Environmental Laws to be obtained in connection with the use of the Properties or the conduct of the business of each Group Company.

    "ESCROW AGENT" shall have the meaning given to it in the Escrow Agreement.

    "ESCROW AGREEMENT" means the Escrow Agreement to be executed by the Buyer and the Sellers, in substantially the form attached as Exhibit B hereto.

    "EXPIRATION DATE"  shall  have  the  meaning  given  to  it  in  the  Escrow
Agreement.

    "FINANCIAL STATEMENTS" means the consolidated audited accounts of the Company and the Subsidiaries for the financial year ended on the Balance Sheet Date including the auditors' and directors' reports, the consolidated balance sheet, the consolidated profit and loss account and the notes to them.

    "GROUP" means the Company and the Subsidiaries.

    "GROUP COMPANY" means the Company or any other member of the Group.

    "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

    "INTELLECTUAL PROPERTY RIGHT" means any trademark, service mark, trade name, invention, patent, trade secret, copyright, know-how (including any registrations or applications for registration of any of the foregoing) or any other similar type of proprietary intellectual property right.

    "INVESTOR LETTER" means the Investor Letter to be executed by each Seller and delivered to Buyer, in substantially the form attached as Exhibit C hereto.

    "LIEN" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any property or asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset.

    "MANAGEMENT ACCOUNTS" means the unaudited management accounts of the Company and its principal trading Subsidiaries for the period from January 1, 1996 to April 30, 1996.

    "MATERIAL ADVERSE EFFECT" means, with respect to any Person, a material adverse effect on the condition (financial or otherwise), business, assets, results of operations or prospects of such Person and its subsidiaries, if any, taken as a whole.

    "MERIT PREFERENCE SHARES" means the 700,000 Cumulative Redeemable 8% Preference Shares of L1 each in the capital of Merit Direct Limited and any and all preference shares in the capital of Merit Communications NV.

    "1933 ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

    "1934 ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

    "PERMITTED TRANSFEREE" has the meaning given to it in the Registration Rights Agreement.

    "PERSON" means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

    "PROPERTIES" means the real property and all interests therein held by any Group Company brief details of which are set out at Schedule 3.16 and any part thereof.

    "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement to be dated as of the Completion Date between Buyer and Sellers, in substantially the form attached as Exhibit A hereto.

    "SEC" means the Securities and Exchange Commission.

    "SELLER REPRESENTATIVE" means Henk Kruithof, or any other Seller (i) who is designated by Sellers holding a majority in value of the Buyer Stock as of the date of such designation and (ii) who is identified to Buyer in a written notice signed by all Sellers as being the new Seller Representative.

    "SHARES" means ordinary 10p shares in the capital of the Company.

    "SUBSIDIARIES" means the companies details of which are set out in Part a of
Schedule 3.7.

    "SUBSIDIARY" and "SUBSIDIARIES" shall be construed in accordance with sections 736 and 736A of the Companies Act.

    "SUBSIDIARY UNDERTAKING" shall be construed in accordance with section 258 of the Companies Act.

    "TAX"  and  "TAX AUTHORITY"  have  the meanings  given  to them  in  the Tax
Covenant.

    "TAX COVENANT" means the Tax Covenant to be executed by the Covenantors (as defined therein) and the Buyer, in substantially the form attached as Exhibit D hereto.

    "TAXES ACT" means the Income and Corporation Taxes Act 1988.

    "WARRANTIES" means the representations and warranties on the part of Sellers set out in Articles 3 and 8.

    (b) Each of the following terms is defined in the Section set forth opposite such term:

TERM                                                                     SECTION
- -----------------------------------------------------------------------  -----------
Act                                                                      12.8
Actual Knowledge                                                         9.2
Agreement                                                                Preamble
Buyer                                                                    Preamble
Buyer's SEC Documents                                                    4.6
Buyer Stockholder Approvals                                              6.1
Buyer Stockholder Meeting                                                6.1
Client Contract                                                          3.12
Company                                                                  Preamble
Company Intellectual Property Rights                                     3.17(b)
Company Securities                                                       3.5(b)
Competing Business                                                       7.4
Completion                                                               2.2
ERISA                                                                    8.1(h)
Escrow Agent                                                             2.2(d)
Escrow Agreement                                                         2.2(d)
Indemnified Party                                                        10.3
Indemnifying Party                                                       10.3
Pension Scheme                                                           8.1(h)
Planning Legislation                                                     3.16(l)
Permits                                                                  3.19
RTPA Agreement                                                           12.8
Sellers                                                                  Preamble
Subsidiary Securities                                                    3.7(b)

    (c) Any reference to a document "in the agreed form" is to the form of the relevant document agreed between the parties and for the purposes of identification initialled by each of them or on their behalf (in each case with such amendments as may be agreed by or on behalf of the parties.)

                                   ARTICLE 2
                               PURCHASE AND SALE

    2.1 PURCHASE AND SALE. Upon the terms and subject to the conditions of this Agreement, (a) each Seller agrees to sell to Buyer with full title guarantee and Buyer agrees to purchase from such Seller, the number of Shares set forth opposite such Seller's name on Schedule 2.1 under the heading "Number of Company Shares" in exchange for the number of shares of Buyer Stock set forth opposite such Seller's name on Schedule 2.1 under the heading "Purchase Consideration".

    2.2 COMPLETION. (a) The completion (the "Completion") of the purchase and sale shall take place at the offices of Davis Polk & Wardwell, 1 Frederick's Place, London, England as soon as possible, but in no event later than 10 Business Days, after satisfaction of the conditions set forth in Article 9 hereof, or at such other time or place as Buyer and the Seller Representative may agree. The events contained in the following provisions of this Article 2 shall take place at the Completion:

    (b) The Sellers shall deliver (or cause to be delivered) to the Buyer:

        (i) in respect of each of the Sellers, a duly executed transfer into the name of the Buyer or its nominee in respect of the number of Shares set out opposite that Seller's name in Schedule 2.1, together with the relative share certificates therefor;

        (ii) share certificates in respect of all the issued shares in the capital of each of the Subsidiaries, together with duly executed transfers into the name of the Buyer or its nominee in respect of any shares in such Subsidiaries not held in the name of a Group Company;

       (iii) an original of the Tax Covenant duly executed by the Sellers;

       (iv) the Certificates of Incorporation, Common Seal, Share Register and Share Certificate Book (with any unissued share certificates) and all minute books and other statutory books (which shall be written-up to but not including Completion) of the Company and of each Group Company; and

        (v) all such other documents (including any necessary waivers of pre-emption rights or other consents) as may be required to enable the Buyer and/or its nominees to be registered as the holder(s) of the Shares.

    (c) The Sellers shall procure that resolutions of the boards of directors of each Group Company are passed by which the following business is transacted:

        (i) the registration (subject to their being duly stamped) of the transfers in respect of the Shares referred to in clause (b) of this Section
    2.2 is approved; and

        (ii) such persons as are nominated by the Buyer are appointed as directors and/or secretary of each Group Company.

    (d) The Buyer shall:

        (i) deliver to each Seller one or more certificates for the shares of Buyer Stock to be issued to such Seller subject to clause (ii) of this
    Section 2.2(d) in accordance with Article 2.1, registered in the name of such Seller;

        (ii) deliver to the Escrow Agent one or more certificates for such number of shares of Buyer Stock, with respect to each Seller, as represents 10% of the number of shares of Buyer Stock set forth opposite such Seller's name on Schedule 2.1, for deposit pursuant to an Escrow Agreement in
    substantially   the  form  attached   as  Exhibit  B   hereto  (the  "Escrow
    Agreement").

       (iii) deliver to the Sellers an original of the Tax Covenant duly executed as a deed by the Buyer;

    (e) If the Sellers or any of them fail or are unable to perform any material obligation required to be performed by the Sellers or any of them pursuant to
Article 2.2 by November 30, 1996, the Buyer shall not be obliged to complete the sale and purchase of the Shares and may, in its absolute discretion, by written notice to the Sellers:

        (i)  rescind this Agreement without liability  on the part of the Buyer;
    or

        (ii) elect to proceed with the Completion on that date, to the extent that the Sellers are ready, able and willing to do so, and specify a later date on which the Sellers shall be obliged to complete the outstanding obligations of the Sellers PROVIDED THAT in such event the Sellers shall not incur any liability to the Buyer if Sellers shall perform their obligations by the said later date; or

       (iii) elect to defer the Completion by not more than thirty (30) Business Days to such other date as it may specify in such notice, in which event the provisions of this Section 2.2 shall apply, mutatis mutandis, if the Sellers fail or are unable to perform any such obligations on such other date, but the Sellers shall not incur any further liability to the Buyer as a result thereof.

    2.3 LEGENDING OF SECURITIES. Each certificate representing shares of Buyer Stock to be issued pursuant to this Agreement shall bear the legend set forth in paragraph (5) of Exhibit C.

    2.4 ESCROW ACCOUNT. Sellers agree that, notwithstanding any investigation of the business of the Company made by or on behalf of Buyer, at the Completion 10% of the shares of Buyer Stock shall be delivered by Buyer to the Escrow Agent for deposit in accordance with the terms of the Escrow Agreement. All shares of Buyer Stock deposited with the Escrow Agent shall be applied by the Escrow Agent in accordance with the terms of the Escrow Agreement to pay to Buyer any amounts owing to Buyer under this Agreement. Any shares of Buyer Stock remaining on deposit with the Escrow Agent on the Expiration Date shall be distributed by the Escrow Agent to Sellers, except as otherwise provided in the Escrow Agreement.

                                   ARTICLE 3
                           WARRANTIES OF THE SELLERS

    Subject to the provisions of Article 10 of this Agreement, each Seller warrants to Buyer as to itself and as to the Company, as of the date hereof and as at the Completion Date that:

    3.1 CORPORATE EXISTENCE AND POWER. The Company is a public limited company validly existing under the laws of England and Wales and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except where the failure to be so qualified has not had, and would not reasonably be expected to have, a Material Adverse Effect on the Company. There are attached to the Disclosure Letter true and complete copies of the memorandum and articles of association of the Company as currently in effect.

    3.2 AUTHORIZATION. As to each Seller, (i) the execution, delivery and performance by such Seller of this Agreement are within such Seller's power, authority and legal right and (ii) this Agreement constitutes a valid and binding agreement of such Seller enforceable in accordance with its terms, except as (A) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (B) the availability of equitable remedies may be limited by equitable principles of general applicability.

    3.3 GOVERNMENTAL AUTHORIZATION. The execution, delivery and performance by the Company and Sellers of this Agreement require no action by or in respect of, or filing with, any governmental body, agency or official other than compliance with any applicable requirements of the HSR Act and the waiver by the Panel on Takeovers and Mergers of the City Code on Takeovers and Mergers.

    3.4 NON-CONTRAVENTION. The execution, delivery and performance of this Agreement by the Company and Sellers do not and will not (A) violate the memorandum and articles of association of the Company, (B) assuming compliance with the matters referred to in Section 3.3, violate any applicable law, rule, regulation, judgment, injunction, order or decree, (C) require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Company or any Seller or to a loss of any benefit to which the Company or any Seller is entitled under, any agreement or other instrument binding upon the Company or any Seller or any license, franchise, permit or other similar authorization held by the Company or any Seller or (D) result in the creation or imposition of any Lien on any asset of the Company or any Seller.

    3.5 CAPITALIZATION. (a) The authorized capital of the Company consists of 15,000,000 Shares, of which 13,595,140 Shares are issued and 350,000 Company Preferred Shares, of which 350,000 Company Preferred Shares are issued and 444,000 Redeemable Preference Shares of L1 each all of which have been redeemed. The name of each Seller and the number of Shares owned by such Seller are set forth on Schedule 2.1.

    (b) All issued shares of the Company have been duly issued and are fully paid. Except as disclosed in Schedule 2.1, there are no issued (A) shares or other voting securities of the Company, (B) securities of the Company convertible into or exchangeable for shares or voting securities of the Company or (C) options or other rights to acquire from the Company or other obligation of the Company to issue, any shares, voting securities or securities convertible into or exchangeable for shares or voting securities of the Company (the items in clauses (A), (B) and (C) being referred to collectively as the "Company Securities"). There are no outstanding obligations of the Company to issue, repurchase, redeem or otherwise acquire, or make any payment in respect of, any Company Securities.

    3.6 OWNERSHIP OF SHARES. Each Seller is the sole legal and beneficial owner of the number of Shares set forth opposite such Seller's name on Schedule 2.1, free and clear of any Lien and any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Shares), and will transfer and deliver to Buyer at the Completion valid title to such Shares free and clear of any Lien and any such limitation or restriction.

    3.7 SUBSIDIARIES AND JOINT VENTURES. (a) All subsidiaries of the Company are listed on Schedule 3.7. Each Subsidiary is duly incorporated under the laws of its jurisdiction of incorporation, has all corporate or other powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, is duly qualified to do business as a foreign corporation or other entity in each jurisdiction where such qualification is necessary.

    (b) All of the issued shares of, or other voting securities in, each Subsidiary, are owned by the Company, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such shares or other voting securities). There are no issued (i) securities of the Company or any Subsidiary convertible into or exchangeable for shares or other voting securities in any Subsidiary or (ii) options or other rights to acquire from the Company or any Subsidiary, or other obligation of the Company or any Subsidiary to issue, any shares or other voting securities in, or any securities convertible into or exchangeable for any shares or other voting securities in, any Subsidiary (the items in clauses (i) and (ii) being referred to collectively as the "Subsidiary Securities"). Save in respect of the Merit Preference Shares, there are no outstanding obligations of the Company or any Subsidiary to repurchase, redeem or otherwise acquire any shares in any Subsidiary.

    3.8 FINANCIAL STATEMENTS. (a) The Financial Statements present fairly, in all material respects, the consolidated financial position of the Company and the Subsidiaries as of the Balance Sheet Date thereof and their consolidated results of operations and changes in consolidated financial position for the periods then ended in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis.

    (b)   MANAGEMENT ACCOUNTS.   The Management Accounts  are unaudited but have
been prepared in good faith, and are not materially inaccurate in the context of the Group as a whole.

    3.9 ABSENCE OF CERTAIN CHANGES. Except as set forth in the Disclosure Letter and except as contemplated by this Agreement, since the Balance Sheet Date, the business of the Company and its Subsidiaries has been conducted in the ordinary course consistent with past practices and since that date there has not been:

        (i) as far as the Sellers are aware, any event, occurrence, development or state of circumstances or facts which has had or could reasonably be expected to have a Material Adverse Effect on the Company;

        (ii) any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of the Company, or any repurchase, redemption or other acquisition by the Company or any Subsidiary of any outstanding shares or other securities of, the Company or any Subsidiary;

       (iii) any amendment of any term of any outstanding security of the Company or any Subsidiary;

       (iv) any incurrence, assumption or guarantee by the Company or any Subsidiary of any indebtedness for borrowed money other than in the ordinary course of business consistent with past practices;

        (v) any creation or assumption by the Company or any Subsidiary of any Lien on any material asset other than in the ordinary course of business consistent with past practices;

       (vi) any making of any loan, advance or capital contributions to or investment in any Person, other than loans, advances or capital contributions to or investments in wholly-owned Subsidiaries made in the ordinary course of business consistent with past practices;

       (vii) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the business or assets of the Company which, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect on the Company;

      (viii) any transaction or commitment made, or any contract or agreement entered into, by the Company or any Subsidiary relating to its assets or business or any relinquishment by the Company or any Subsidiary of any contract or other right, in either case, material to the Company and the Subsidiaries, taken as a whole, other than transactions and commitments in the ordinary course of business consistent with past practices and those contemplated by this Agreement;

       (ix) any change in any method of accounting or accounting practice by the Company or any Subsidiary;

        (x) any (A) employment, deferred compensation, severance, retirement or other similar agreement entered into with any director, officer or employee of the Company or any Subsidiary (or any amendment to any such existing agreement), (B) grant of any severance or termination pay to any director, officer or employee of the Company or any Subsidiary or (C) change in compensation or other benefits payable to any director, officer or employee of the Company or any Subsidiary pursuant to any severance or retirement plans or policies thereof, in any case having a value in excess of L30,000; or

       (xi) any labor dispute, other than routine individual grievances and disputes not affecting a material number or category of employees, or any activity or proceeding by a trade union or representative thereof to organize any employees of the Company or any Subsidiary, which employees were not subject to a collective bargaining agreement at the Balance Sheet Date, or any lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to any employees of the Company or any Subsidiary.

    3.10 NO UNDISCLOSED MATERIAL LIABILITIES. There are no liabilities of the Company or any Subsidiary of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, other than:

        (i) liabilities provided for in the Balance Sheet or disclosed in the notes thereto;

        (ii) liabilities provided for or disclosed in the Management Accounts;

       (iii) liabilities disclosed in the Disclosure Letter; and

       (iv)  other  undisclosed  liabilities  which,  individually  or  in   the
    aggregate, are not material to the Company and the Subsidiaries, taken as a whole.

    3.11 RELATED PARTY TRANSACTIONS. The Disclosure Letter contains a complete list of all amounts greater than L20,000 owed by or to the Company on the Balance Sheet Date in respect of any contract, arrangement or transaction between (a) a Seller and the Company or (b) any Affiliate of such Seller, any relative of such Seller or any known Affiliate of any relative of such Seller and the Company. Since the Balance Sheet Date, there has not been any accrual of liability in an amount greater than L20,000 by the Company to such Seller, any of its Affiliates, any relative of such Seller or any Affiliate of any relative of such Seller or other transaction between the Company and such Seller and any of such Seller's Affiliates, any relative of such Seller or any Affiliate of any relative of such Seller.

    3.12 CONTRACTS WITH CLIENTS. The Company has previously delivered to the Chief Financial Officer of Buyer a schedule setting forth each contract or agreement, and all amendments thereto, and the fee arrangements thereunder (whether payable on a retainer basis, based on performance or otherwise), in effect on the date hereof relating to the Company's rendering of services to its clients or customers in respect of which the Sellers believe (but do not warrant) that the total amount invoiced to the client or customer by the Company and/or the Subsidiaries in the calendar year 1996 will be in excess of L1 million exclusive of Value Added Tax (the "Client Contracts"). The Company and the Subsidiaries are in material compliance with the terms of each Client Contract, and each Client Contract is in full force and effect with respect to the applicable client or customer. Neither the Company nor any Subsidiary nor any Seller has received any notice (whether formal or informal) that any client or customer desires to terminate or not renew any Client Contract, and neither the Company nor any Subsidiary nor any Seller has any reason to believe that any client or customer will seek to terminate any Client Contract. There are no other terms, oral or otherwise, that modify the terms of any Client Contract in any way that could materially and adversely affect the value to Buyer of such Client Contract. No Client Contract requires consent, notification or other action to remain in full force and effect following completion.

    3.13 OTHER MATERIAL CONTRACTS. (a) Except as set forth in the Disclosure Letter or Schedule 3.16 and except for the contracts and agreements referred to in Section 3.12, neither the Company nor any Subsidiary, nor, in the case of clause (vii) of this Section 3.13(a), any Seller is a party to or bound by:

        (i) any lease of real or personal property providing for annual rentals of L50,000 or more;

        (ii) any agreement for the purchase of materials, supplies, goods, services, equipment or other assets that provides for either (A) annual payments by the Company and the Subsidiaries of L50,000 or more or (B) aggregate payments by the Company and the Subsidiaries of L100,000 or more;

       (iii) any partnership, joint venture or other similar agreement or arrangement;

       (iv) any agreement in respect of which any obligation of the Company or any Subsidiary remains outstanding relating to the acquisition or disposition of any business (whether by merger, sale of stock, sale of assets or otherwise);

        (v) any agreement relating to indebtedness for borrowed money or the deferred purchase price of property (in either case, whether incurred, assumed, guaranteed or secured by any asset), except any such agreement (A) with an aggregate outstanding principal amount not exceeding L100,000 and which may be prepaid on not more than 30 days notice without the payment of any penalty and (B) entered into subsequent to the date of this Agreement as permitted by Section 3.9(iv);

       (vi) any license, franchise or similar agreement other than software licences entered into in the ordinary course of business;

       (vii) any agreement that limits the freedom of the Company, any Subsidiary or any Seller to compete in any line of business or with any Person or in any area or which would so limit the freedom of the Company, any Subsidiary or any Seller after the Completion Date; or

      (viii) any other agreement, commitment, arrangement or plan not made in the ordinary course of business that is material to the Company and the Subsidiaries, taken as a whole.

    (b) Each agreement, commitment, arrangement or plan disclosed in any Schedule to this Agreement or required to be disclosed pursuant to this Section
3.13 is a valid and binding agreement of the Company, a Subsidiary or a Seller, as the case may be, and is in full force and effect, and neither the Company nor any Subsidiary, nor so far as the Sellers are aware any other party thereto, is in default or breach in any material respect under the terms of any such agreement, contract, plan, lease, arrangement or commitments as to have a Material Adverse Effect on the Company or the Group, taken as a whole.

    3.14 LITIGATION. (a) There is no action, suit, investigation or proceeding pending against, or to the knowledge of any Seller threatened against or affecting, such Seller or any of such Seller's property before any court or arbitrator or any governmental body, agency or official which, if determined or resolved adversely to any Seller in accordance with the plaintiffs' demands, would reasonably be expected to have a Material Adverse Effect on Buyer, the Company or any Subsidiary, or which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated hereby.

    (b) There is no action, suit, investigation or proceeding pending against, or to the knowledge of any Seller threatened against or affecting, the Company or any Subsidiary or any of the Properties before any court or arbitrator or any governmental body, agency or official.

    3.15 COMPLIANCE WITH LAWS AND COURT ORDERS; NO DEFAULTS. (a) Neither the Company nor any Subsidiary is in material violation of, and has not since December 31, 1992 violated in any manner, any applicable law, rule, regulation, judgment, injunction, order or decree such as would have a Material Adverse Effect on the Company or the Group, taken as a whole.

    (b) Neither the Company nor any Subsidiary is in default under, and no condition exists that with notice or lapse of time or both would constitute a default under, any agreement or other instrument binding upon the Company or any Subsidiary or any Permit, other than a default that would not reasonably be expected to have a Material Adverse Effect on the Company or the Group taken as a whole.

    3.16 PROPERTIES. (a) The Properties comprise all the land and buildings owned, occupied or used by the Company and any of its Subsidiaries or in which the Company and any of its Subsidiaries has any right, interest or liability whether actual or contingent and whether as an owner or original contracting party or as a guarantor of any party or by other contractual relationship.

    (b) The information in respect of the Properties set out in Schedule 3.16 is true, complete and accurate and not misleading in any respect.

    (c) The Company or one of its Subsidiaries is in possession of the whole of each of the Properties, none of which is vacant, and no other person is in or entitled to occupation of any of the Properties.

    (d) The Company or a wholly-owned subsidiary of it has good and marketable title to each of the Properties, which has, where necessary, been registered with the relevant authorities, and all relevant deeds and documents are in its possession or under its control.

    (e) No person has or claims a Lien over any of the Properties or any relevant deeds or documents.

    (f) The Company or one of its Subsidiaries is the sole legal and beneficial owner of and otherwise absolutely entitled to each of the Properties and such of the fixtures, plant and equipment at the Properties which are owned by the tenants of the Properties are owned absolutely by the Company or one of its Subsidiaries free from any encumbrance.

    (g) Except as specified in Schedule 3.16, the Company's or relevant Subsidiary's title to each of the Properties is not subject (or likely to become subject) to any matter which might adversely affect:

        (i) the Company's or relevant Subsidiary's ability to continue to carry on its existing business from the relevant Property at the same cost; or

        (ii) the value of the relevant Property

and neither the Company nor any of its Subsidiaries is, or is alleged to be in breach of any covenant, restriction or other obligation (whether statutory or otherwise) affecting any of the Properties or the conduct of the existing business at or from the Properties.

    (h) Each Property benefits from all rights, easements and other facilities (if any) necessary or desirable, and on reasonable terms, for the continued use, enjoyment and maintenance of the relevant Property by the Company for the purpose of its existing business carried on at or from the relevant Property and for the compliance with any obligations relating to the relevant Property (whether statutory or otherwise).

    (i) The Properties are not subject to the payment of any outgoings, nor is the Company or any of its Subsidiaries actually or contingently liable to pay any sums in relation to a Property other than the usual rates and taxes and, in the case of leaseholds, the rent and other outgoings (if any) specified in
Schedule 3.16.

    (j) There is no outstanding liability for any rent, rates or taxes in respect of any of the Properties.

    (k) So far as the Sellers are aware, there are no current, contingent or anticipated notices, actions, disputes, complaints, liabilities, claims or demands relating to or in respect of the Properties or their use, nor are there any circumstances rendering any of the foregoing likely.

    (l) So far as the Sellers are aware, the Properties and all uses of and developments on the Properties comply with all planning legislation and any legislation intended to control or regulate the construction, demolition, alteration or use of land or buildings or to preserve or protect the national heritage and any orders, regulations, consents or permissions made or granted under any of the same ("Planning Legislation").

    (m) So far as the Sellers are aware, no planning permission or land use authorization in respect of any of the Properties is for a limited period or personal, and there are no other unusual or onerous planning conditions.

    (n) So far as the Sellers are aware, all Planning Legislation and planning conditions in respect of any of the Properties have been complied with to date, and there is no reason why the same should not continue to be complied with.

    (o) Neither the Company nor any of its Subsidiaries is for any reason anticipating the expenditure of any material sum of money in respect of any of the Properties.

    (p) So far as the Sellers are aware, there is no resolution or proposal for the compulsory acquisition of the Properties or any means of access thereto or egress therefrom.

    (q) The buildings and other structures on the Properties, none of which has been erected or materially altered within the last six (6) years, are in good and substantial repair and fit for the purposes for which they are presently used.

    (r) In relation to such of the Properties as are leasehold:

        (i) all covenants, conditions and agreements contained in the relevant leases, on the part of the landlord and the tenant, have been complied with;

        (ii) there has been no complaint alleging any breach or any refusal to accept rent;

       (iii) no rent is or should be currently under review;

       (iv) there are no current notices given by the landlord or the tenant or proceedings pursuant to the Landlord and Tenant Act 1954 or otherwise;

        (v) the security of tenure provisions of Part II of the Landlord and Tenant Act 1954 are not excluded;

       (vi) none of the leases, other than leases at a full rack rent, contains any provisions for forfeiture on insolvency or liquidation or any prohibition against or requirement to obtain landlord's consent for charging or assignment;

       (vii) none of the leases requires the tenant to offer to surrender the same before or as a pre-condition of an assignment or under-letting or contains requirements to be satisfied on a change of ownership of the share capital or control of the tenant;

      (viii) So far as Sellers are aware any consents required for the granting of any of the leases were duly obtained.

    3.17 INTELLECTUAL PROPERTY. (a) The Company and the Subsidiaries are the owners or licensees of all the Intellectual Property Rights reasonably required by them for the purposes of their respective businesses.

    (b) (i) Since December 31, 1992, neither the Company nor any Subsidiary has been a defendant in any action, suit, investigation or proceeding relating to, or otherwise has been notified of, any alleged claim or infringement of any Intellectual Property Rights, and Sellers have no knowledge of any such infringement by the Company, and (ii) Sellers have no knowledge of any continuing infringement by any other Person of any Intellectual Property Rights held for use by the Company or any Subsidiary ("Company Intellectual Property Rights"). No Company Intellectual Property Right is subject to any outstanding judgment, injunction, order, decree or agreement restricting the use thereof by the Company or restricting the licensing thereof by the Company to any Person. The Company has not entered into any agreement to indemnify any other Person against any charge of infringement of any Intellectual Property Right.

    3.18 INSURANCE COVERAGE. The Company has furnished to Buyer a list of all insurance relating to the assets, Properties, business, operations, employees, officers or directors of the Company or any Subsidiary. There is no claim by the Company or any Subsidiary pending under any of such policies or bonds relating to such insurance as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds or in respect of which such underwriters have reserved their rights. All premiums payable under all such policies and bonds have been paid timely and the Company and its Subsidiaries and any other person having an interest in such policies and bonds have otherwise complied fully with the terms and conditions of all such policies and bonds. Such policies of insurance and bonds (or other policies and bonds providing substantially similar insurance coverage) remain in full force and effect. Such policies and bonds are of the type and in amounts customarily carried by Persons conducting businesses similar to those of the Company or any Subsidiary. The Company does not know of any threatened termination of, premium increase with respect to, or material alteration of coverage under, any of such policies or bonds. After the Completion, the Company and its Subsidiaries and Affiliates shall continue to have coverage under such policies and bonds with respect to events occurring prior to the Completion.

    3.19 LICENSES AND PERMITS. Each material license (excluding software licences entered into in the ordinary course of business), franchise, permit or other similar authorization of the Company affecting, or relating in any way to, the assets, the Properties or business of the Company and its Subsidiaries (the "Permits") is valid and in full force and effect and none of the Permits will be terminated or impaired or become terminable, in whole or in part, as a result of the transactions contemplated hereby.

    3.20 FINDERS' FEES. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of the Company, any Subsidiary or any Seller and which might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

    3.21 ENVIRONMENTAL MATTERS. Other than such as would not have a Material Adverse Effect on the Company or any Subsidiary:

        (a) Each Group Company has all Environmental Permits required.

        (b) Each such Environmental Permit is in full force and effect.

        (c) No proceeding or other action of whatever nature is pending, or so far as the Sellers are aware is either threatened or under consideration seeking the suspension, revocation, variation, limitation of or otherwise relating to any Environmental Permit or seeking to impose any penalty under any Environmental Permit or Environmental Laws.

        (d) There are no facts or circumstances which will or are likely to result in any Environmental Permit being suspended, revoked, varied or limited or which may prejudice its renewal.

        (e) No appeals are pending or being contemplated in respect of the refusal of or conditions contained in any Environmental Permit or any action taken in respect of any Environmental Permit.

        (f) No Environmental Permit requires consent, notification or other action to remain in full force and effect following Completion.

        (g) The Sellers do not have reason to believe that those Environmental Permits which have not yet been granted and are pending will not be granted within a reasonable period of time.

    3.22 COMPLIANCE WITH ENVIRONMENTAL PERMITS AND ENVIRONMENTAL LAWS. (a) Each Group Company is and, so far as the Sellers are aware, always has been in full compliance with the Environmental Permits and Environmental Laws and, so far as the Sellers are aware, the existence and use of all the Properties and the machinery and other property employed in the conduct of the business of the Group Company is and, so far as the Sellers are aware, has been in accordance with the Environmental Permits and Environmental Laws.

    (b) No notice, notification, demand, request for information, citation, summons, complaint or order has been issued, no complaint has been made, no penalty has been assessed and, so far as the Sellers are aware, no investigation or review is either pending or threatened, by any governmental entity or other person with respect to:

        (i) any alleged violation by any Group Company of any Environmental Law including the failure by any Group Company to report to the proper governmental entity the occurrence of any event which is required to be so reported by any Environmental Law; or

        (ii) any alleged failure by any Group Company to have or to operate in compliance with any Environmental Permit; or

       (iii) any of the Properties.

    (c) There are in relation to the business of any Group Company and the Properties no past or present events, conditions, circumstances, activities, practices, incidents, actions or proposals which or which may interfere with or prevent compliance with any Environmental Law or Environmental Permit, or which or which may give rise to any common law or legal liability or otherwise form the basis of any claim, action, suit, proceeding, hearing or investigation related to Environmental Matters.

    (d) There is not currently and there has not been on, into or from any of the Properties any spill, leakage, discharge, release, emission, injection, escape or deposit of any kind (whether to air, water (including underground water and the sea), sewage systems and land or a combination of these) of any substance, fluid, gas, vapor or form of energy which may cause harm to humans, flora or fauna or which may give rise to any third party liability or which may inhibit or restrict or make materially more costly any redevelopment of any of the Properties or any part thereof by reason of contamination or otherwise.

    (e) So far as the Sellers are aware none of the Properties have been used at any time by any person for any of the potentially contaminative use.

    (f) There are no underground storage tanks or vessels (whether used or disused) located on any of the Properties.

    (g) At Completion, no Group Company will have any indebtedness, obligation or liability, absolute or contingent with respect to the storage, treatment, clean-up, disposal, containment or other remediation of any land or substance (including, without limitation, any such indebtedness, obligation or liability in respect of any Environmental Law regarding such storage, treatment, clean-up, disposal, containment or other remediation or any changes in such Environmental Law adopted but not yet effective).

    3.23 ENVIRONMENTAL AUDIT. Neither the business of any Group Company nor, so far as the Sellers are aware, any of the Properties has been the subject of any environmental audit or review.

    3.24   SELLERS' INVESTMENT  PURPOSES.   Each  Seller  agrees to  deliver  by
Completion a letter to Buyer in the form of Exhibit C hereto with regard to each Seller's investment purposes.

    3.25 COMPETITION AND FAIR TRADING LAWS. (a) No Group Company is a party to (or is concerned in) any agreement, arrangement, concerted practice or course of conduct which (i) is registrable under the provisions of the Restrictive Trade Practices Act 1976 (as amended); or (ii) contravenes the provisions of the Resale Prices Act 1976; or (iii) falls within Article 85 and/or Article 86 of the Treaty of Rome; or (iv) falls within Article 53 and/or Article 54 of the Agreement on the European Economic Area; or (v) otherwise infringes the competition legislation or practice of any other jurisdiction.

    (b) No Group Company has received any process, notice or other communication (formal or informal) by or on behalf of the Office of Fair Trading (whether under the Fair Trading Act 1973, the Competition Act 1980 or otherwise), the Monopolies and Mergers Commission, the Secretary of State for Trade and Industry or the Commission of the European Communities, the EFTA Surveillance Authority or any other authority having jurisdiction in competition matters in relation to any aspect of the business of any Group Company or any agreement, arrangement, concerted practice or course of conduct to which any Group Company is, or is alleged to be, a party.

    (c) No Group Company is involved in any practice or agreement as a result of which it is likely to receive any such process, notice or communication as is referred to in paragraph (b).

    (d) No Group Company is subject to any order or judgment given by any court or governmental or regulatory authority, or party to any undertaking or assurance given to any such court or authority, in relation to competition matter which is still in force.

    3.26 RECORDS AND SOFTWARE. (a) All the accounting records and systems (including but not limited to computerized accounting systems) of the Group are recorded, stored, maintained or operated or otherwise held by a Group Company and are not wholly or partly dependent on any facilities or systems which are not under the exclusive ownership or control of a Group Company.

    (b) Each Group Company is licensed to use all software necessary to enable it to continue to use its computerized records for the foreseeable future in the same manner in which they have been used prior to the date of this Agreement and does not, so far as the Sellers are aware, share any user rights in respect of such software with any other person.

    3.27 BUSINESS CONTRACTS. The matters and information contained in Item K (Business Files Volume II) and Item O paragraphs 1, 2, 5, 7, 9, 10, 11 and 13 (Material Contracts) of Appendix A of the Disclosure Letter consist of contracts entered into by the relevant Group Company and do not contain any unusual or materially restrictive provisions, were entered into by the relevant Group Company in the ordinary and usual course of business consistent with past practices and all liabilities thereunder have been fully and properly disclosed in the Financial Statements and the Management Accounts as the case may be.

                                   ARTICLE 4
                              WARRANTIES OF BUYER

    Buyer warrants to Sellers as of the date hereof that:

    4.1 CORPORATE EXISTENCE AND POWER. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota and has all corporate powers and all material governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted.

    4.2 CORPORATE AUTHORIZATION. The execution, delivery and performance by Buyer of this Agreement are within the corporate powers of Buyer and have been duly authorized by all necessary corporate action on the part of Buyer. This Agreement constitutes a valid and binding agreement of Buyer enforceable in accordance with its terms, except as (i) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

    4.3 GOVERNMENTAL AUTHORIZATION. The execution, delivery and performance by Buyer of this Agreement require no action by or in respect of, or filing with, any governmental body, agency or official other than compliance with any applicable requirements of the HSR Act.

    4.4 NON-CONTRAVENTION. The execution, delivery and performance by Buyer of this Agreement do not and will not (i) violate the certificate and articles of incorporation or bylaws of Buyer or (ii) assuming compliance with the matters referred to in Sections 4.2 and 4.3, violate any applicable material law, rule, regulation, judgment, injunction, order or decree requiring any consent or other action by any Person.

    4.5 BUYER STOCK. At the time of the Completion, the Buyer Stock to be issued to each Seller hereunder will have been duly authorized and, when issued and delivered to such Seller pursuant to the Agreement, will have been validly issued, will be fully paid and nonassessable, and will be free from and clear of any Lien and any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Buyer Stock) other than restrictions imposed by the United States securities laws. The issuance of such Buyer Stock will not give rise to any preemptive or similar rights.

    4.6 BUYER'S SEC REPORTS. Buyer has heretofore delivered to Sellers true and complete copies of (i) its annual report on Form 10-K for its fiscal year ended May 31, 1995, (ii) its quarterly report on Form 10-Q for its fiscal quarter ended February 29, 1996 and (iii) its proxy statements or information statements relating to meetings of, or actions taken without a meeting by, Buyer's stockholders held since June 6, 1995 (collectively, "Buyer's SEC Documents"). As of its filing date, each of Buyer's SEC Documents complied in all material respects with the requirements of the 1933 Act or the 1934 Act, as the case may be, and the applicable rules and regulations of the SEC promulgated thereunder, and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except that information as of a later date shall be deemed to modify information as of an earlier date.

    4.7 FINDERS' FEES. Except for Alex. Brown & Sons, whose fees will be paid by Buyer, there is no investment bank, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Buyer who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

                                   ARTICLE 5
                              COVENANTS OF SELLERS

    The Sellers agree that they will procure that:

    5.1 CONDUCT OF THE COMPANY. (a) From the date hereof until the Completion Date, that each Group Company shall conduct its business in the ordinary and usual course consistent with past practices and use its reasonable efforts to preserve intact the Group Company's business organizations and relationships with third parties and to keep available the services of the Group Company's present officers and senior management. Without limiting the generality of the foregoing, from the date hereof until the Completion Date without the written consent of Buyer, the Sellers shall procure that:

        (i) no Group Company will save as required by this Agreement adopt or propose any change in its memorandum and articles of association or bylaws;

        (ii) no Group Company will merge or consolidate with any other Person or acquire a material amount of assets of any other Person;

       (iii) no Group Company will sell, lease, license or otherwise dispose of any material assets or property except (A) pursuant to existing contracts or commitments or (B) in the ordinary course of business consistent with past practices;

       (iv) no Group Company will exercise any option to determine contained in any of the leases of the Properties;

        (v) all transactions between any Group Company and any Seller, any Affiliate of such Seller, any relative of such Seller or any Affiliate of any relative of such Seller shall be on arm's length terms;

       (vi) save in respect of the Company Preferred Shares and the Merit Preference Shares no dividend or other distribution (within the meaning of Section 209 of the Taxes Act), shall be declared, paid or made by any Group Company;

       (vii) no Group Company will set aside or pay any amount to any Seller, any Affiliate of such Seller, any relative of such Seller or any Affiliate of any relative of such Seller, other than any amount paid to such Persons in the ordinary course in their capacity as directors or employees, or paid in connection with the redemption of the Company Preferred Shares and the Merit Preference Shares pursuant to Section 5.7;

      (viii) no shares or loan capital shall be allotted or issued, or agreed to be allotted or issued, by any Group Company;

       (ix) no Group Company will split, consolidate or reclassify, or take any other similar action with respect to, any of its capital shares;

        (x) no change shall be made in terms of employment, including pension fund commitments, by any Group Company (other than those required by law) which could increase the total staff costs of the Group by more than an aggregate of 10% per annum or the remuneration of any one director or employee by more than 10% per annum;

       (xi) save in the ordinary course of business and consistent with past practices, the amount of indebtedness owed by any Group Company to any Person as at the date hereof shall not be increased and save as aforesaid no new indebtedness owed by any Group Company to another Person shall be entered into by any Group Company;

       (xii) save in the ordinary course of business and consistent with past practices, the amount of any indebtedness owed by any Group Company to any other Group Company as at the date hereof shall not be increased and save as aforesaid no new indebtedness owed by any Group Company to another Group Company shall be entered into by any Group Company;

      (xiii) save in the ordinary course of business and consistent with past practices, the liability of any Group Company under any guarantees given by itself on behalf of another Group Company existing at the date hereof shall not be increased or extended and save as aforesaid no new guarantees given by any Group Company on behalf of another Group Company shall be entered into by any Group Company;

      (xiv) no action shall be taken by any member of the Group which is inconsistent with the provisions of this Agreement or the consummation of the transactions contemplated by this Agreement; and

       (xv) the Company and Sellers will not agree or commit to do any of the foregoing.

    (b) Prior to or as of the Completion Date, the memorandum and articles of association of the Company shall be amended so as to eliminate any special rights in favor of current shareholders of the Company which are not granted to all the current shareholders of the Company.

    The Company and Sellers will not do, allow or procure any action or omission which would constitute or give rise to a breach of Warranty if the Warranties were to be repeated on or at any time before the Completion Date by reference to the facts and circumstances then existing.

    5.2 CONTRACTS. From the date hereof until the Completion Date, the Sellers shall ensure that the Company consults fully with the Buyer in relation to any matters which may have a material effect upon the Group and that, without the prior consent of the Buyer, no Group Company shall:

        (a) enter into any contract or commitment (or make a bid or offer which may lead to a contract or commitment) other than in the ordinary course of business and consistent with past practices, or enter into any contract or commitment which is of a long term or unusual nature or which could involve an obligation of a material nature or which may result in any material change in the nature or scope of the operations of the Group;

        (b) agree to any variation of any existing contract to which that Group Company is a party and which may have a material effect upon the nature or scope of the operations of the Group; or

        (c) (whether in the ordinary and usual course of business or otherwise) acquire or dispose of, or agree to acquire or dispose of, any business or any asset having a value in excess of L100,000.

    5.3 ACCESS TO INFORMATION. From the date hereof until the Completion Date, the Company and Sellers will (i) give Buyer, its counsel, financial advisors, auditors and other authorized representatives full access to the offices, properties, personnel, books and records of the Company and its Subsidiaries and to the books and records of any Seller relating to the business or operations of the Company and its Subsidiaries (including, without limitation, all statutory books, leases, contracts, supplier lists and customer lists) together with the right to take copies, (ii) furnish to Buyer, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information relating to the Company and its Subsidiaries as such Persons may reasonably request and (iii) instruct the employees, counsel and financial advisors of the Company and its Subsidiaries or any Seller to cooperate with Buyer, at Buyer's cost, in its investigation of the business of the Company or any Subsidiary. No investigation by Buyer or other information received by Buyer shall operate as a waiver or otherwise affect any representation, warranty or agreement given or made by the Company or any Seller hereunder.

    5.4  NOTICES OF CERTAIN EVENTS.  The Sellers shall promptly notify Buyer of:

        (i) all relevant information which comes to the notice of the Company and the Sellers in relation to any fact or matter (whether existing on or before the date hereof or arising afterwards) which may constitute a material breach of any Warranty if the Warranties were to be repeated on or at any time before the Completion Date by reference to the facts and circumstances then existing;

        (ii) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

       (iii) any notice or other communications from any client or customer seeking to terminate any contract or agreement with the Company relating to the rendering of services to such client or customer;

       (iv)  any  notice  or  other  communication  from  any  governmental   or
    regulatory   agency  or  authority  in   connection  with  the  transactions
    contemplated by this Agreement; and

        (v) any actions, suits, claims, investigations or proceedings commenced or, to the knowledge of the Company or any Seller threatened against, relating to or involving or otherwise affecting the Company or any Seller that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3.14 or that relate to the consummation of the transactions contemplated by this Agreement.

    5.5 CERTAIN ACTIONS. From the date hereof to the earlier of the termination of this Agreement and the Completion Date, neither the Company nor any Seller shall, and each of them shall cause their respective representatives not to, directly or indirectly:

        (i) grant any proxies with respect to any Shares to any Person or enter into any other arrangement or agreement with respect to the voting thereof;

        (ii) in the case of each Seller, sell, transfer or otherwise dispose of any of such Seller's shares, or permit any Lien to exist on such Shares; PROVIDED HOWEVER THAT Merit Direct NV may transfer the Shares held by Merit Direct NV at the date of this Agreement to the current shareholders of Merit Direct NV, subject to the said shareholders each agreeing to be bound by the terms of this Agreement in relation to the Shares transferred to them and their assuming an appropriate proportion of the liability of Merit Group NV having regard to the proportion of Shares transferred to them.

    5.6 COOPERATION IN PREPARING BUYER PROXY STATEMENT. From the date hereof until the Completion Date, the Company and Sellers will, at Buyer's cost, use their best efforts to (i) assist Buyer in the preparation of pro forma financial statements (ii) prepare and deliver as promptly as practicable an audited reconciliation from UK GAAP to US GAAP relating to any financial statements of the Company provided to Buyer; and (iii) furnish to Buyer, its counsel, financial advisors, auditors and other authorized representatives such financial statements, financial and operating data and other information, all as reasonably requested by Buyer in connection with the preparation of the Buyer Proxy Statement.

    5.7 PREFERRED SHARES. Prior to or as of the Completion Date, the Company will redeem all outstanding Company Preferred Shares and all Merit Preference Shares.

    5.8   RECONCILIATION  OF FINANCIAL  STATEMENTS.   Sellers shall  prepare and
deliver, or cause to be prepared and delivered, as promptly as practicable an audited reconciliation of the Financial Statements from UK GAAP to US GAAP.

    5.9 REQUIRED CONSENTS OF ACCOUNTANTS. Sellers shall use their best efforts to cause KPMG Peat Marwick, independent public accountants, to provide to Buyer any consents that may be necessary in connection with the inclusion of audited financial statements and reconciliations prepared by KPMG Peat Marwick in the Buyer Proxy Statement.

    5.10 TERMINATION OF SHAREHOLDER AGREEMENTS. Prior to the Completion Date, the Sellers shall cause to be terminated any and all agreements among all or any of the shareholders of the Company or any Subsidiary (including all outstanding rights and obligations thereunder) relating to the Shares, the Company or any Subsidiary other than employment and consultancy arrangements in the ordinary course of business, and shall provide all waivers and approvals that may be required in connection therewith in order to consummate the transactions contemplated by this Agreement.

    5.11 STAY BONUS ARRANGEMENTS. Prior to Completion, the Company shall offer employment agreements to the individuals listed on Schedule A in a form satisfactory to Buyer and Seller Representative, which employment agreements will contain stay bonuses in the amounts set forth on Schedule C.

    5.12  RESTRICTIONS ON SALE.   No Seller who is  an Affiliate of Buyer  shall
sell any shares of Buyer Stock prior to public release of the results of the first 30 days of combined operations of Buyer and the Company.

    5.13 ASSIGNMENT OF LEASE. Sellers shall procure the assignment by Merit Training Limited to Merit Direct Limited of the lease of Suite 4 Conrad House Birmingham Road Stratford upon Avon dated 2 January 1985 and made between Conrad Construction Limited (1) and Merit Consultants Limited (2) together with obtaining all necessary consents to such assignment pursuant to the said lease;

    5.14 TRANSLATION OF DOCUMENTS. At Buyer's requests and expense Sellers shall procure the translation into English of the documents contained in item K (Business Files Volumes II) and item O paragraphs 1, 2, 5, 7, 9, 10, 11 and 13 (Material Contracts) of Appendix A of the Disclosure Letter and shall provide any further information in relation to such documents or the matters and information contained therein as the Buyer shall reasonably require.

                                   ARTICLE 6
                               COVENANTS OF BUYER

    Buyer agrees that:

    6.1 STOCKHOLDER MEETING; PROXY MATERIAL. Buyer shall cause a meeting of its stockholders (the "Buyer Stockholder Meeting") to be duly called and held as soon as reasonably practicable for the purpose of approving the purchase of the Shares and the issuance of Buyer Stock in connection therewith (the "Buyer Stockholder Approvals"). The Directors of Buyer shall, subject to their fiduciary duties as advised by counsel, recommend such approvals. In connection with the Buyer Stockholder Meeting, Buyer (a) will as promptly as reasonably practicable prepare and file with the SEC, will use its reasonable best efforts to have cleared by the SEC and will thereafter mail to its stockholders as promptly as practicable the Buyer Proxy Statement and all other proxy materials for such meeting, (b) will use its reasonable efforts to obtain the Buyer Stockholder Approvals and (c) will otherwise comply with all legal requirements applicable to such meeting.

    6.2 ACCESS TO RECORDS. Following the Completion, Buyer shall permit any Seller reasonable access to such records of the Company or any Subsidiary relating to the operations of the Company or such Subsidiary prior to the Completion as any Seller may reasonably request for purposes of responding to tax audits, litigation, or similar situations where such Seller has a reasonable need for access to such records. Such Seller will use his or her best efforts to protect the confidentiality of records of the Company or any Subsidiary made available to him or her.

    6.3 DESIGNATION OF DIRECTOR. (a) Buyer shall procure Mr. Henk P. Kruithof to be nominated at the next annual meeting of Buyer following Completion as a member of the Board of Directors of Buyer, and shall use all reasonable efforts to solicit proxies for the election of Mr. Henk P. Kruithof to the Board of Directors, or in the event of Mr. Kruithof's incapacity, such other person as Seller Representative shall designate, subject to approval of such designee by the Board of Directors of Buyer, which approval shall not be unreasonably withheld.

    (b) Buyer's obligations set forth in Section 6.3(a) shall terminate at such time as Mr. Henk Kruithof shall beneficially own, in the aggregate, less than
2.5 million shares of the outstanding shares of Buyer Stock, subject to adjustment for any stock splits or other reclassifications.

    6.4 AUDITORS OF THE GROUP. Buyer shall procure that the current auditors of the Group shall prepare the audited accounts of the Group for the financial years ending December 31, 1996 and December 31, 1997, unless the Seller Representative otherwise consents in writing.

                                   ARTICLE 7
                         COVENANTS OF BUYER AND SELLERS

    Buyer and Sellers agree that:

    7.1 BEST EFFORTS. Subject to the terms and conditions of this Agreement, Buyer and Sellers will take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably requested by any other party to consummate as promptly as practicable the transactions contemplated by this Agreement. Sellers and Buyer agree, and Sellers, prior to the Completion, and Buyer, after the Completion, agree to cause the Company and each Subsidiary, to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement.

    7.2   CERTAIN FILINGS.   Buyer and Sellers shall  cooperate with one another
(i) in determining whether any action by or in respect of, or filing with, any governmental body, agency, official or authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts or agreements, in connection with the consummation of the transactions contemplated by this Agreement and (ii) in taking such actions or making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such actions, consents, approvals or waivers.

    7.3 PUBLIC ANNOUNCEMENTS. Each party hereto agrees not to issue any press release or make any public statement with respect to this Agreement or the transactions contemplated hereby without the prior written consent of (i) Buyer, in the case of any release issued or public statement by any Seller or, prior to the Completion, the Company, or (ii) the Seller Representative, in the case of any release issued or public statement by Buyer or, from and after the Completion, the Company, in each case, which consent shall not be unreasonably withheld, except as may be required by applicable law or any listing rules of any securities exchange.

    7.4 RESTRICTIONS ON SELLERS. (a) None of the Sellers shall, and each of the Sellers shall procure that none of its Affiliates shall, (whether alone or jointly with another and whether directly or indirectly) carry on or be engaged or (except as the owner for investment of securities dealt in on a stock exchange and not exceed 5 per cent in nominal value of the securities of that class) interested in any Competing Business during a period of three years after Completion. For this purpose, "Competing Business" means:

        (i) any business carried on by any Group Company as at Completion; and

         (ii) which is carried on within the area in which any Group Company carries on business as at Completion.

    (b) None of the Sellers shall (and each of the Sellers shall procure that none of its Affiliates shall) within a period of 3 years after Completion, directly or indirectly, solicit or endeavor to entice away from any Group Company, offer employment to or employ, or offer or conclude any contract for services with, any person who was employed by any Group Company in skilled or managerial work at any time during the 1 year prior to Closing.

    (c) Except so far as may be required by law and in the circumstances only after prior consultation with the Buyer, none of the Sellers shall (and each of the Sellers shall procure that none of its Affiliates shall) at any time disclose to any person or use to the detriment of any Group Company any trade secret or other confidential information of a technical character which it holds in relation to any Group Company or its affairs.

    (d)  Each Seller acknowledges and agrees  that each of Sections 7.4(a), (b),
(c) and (d) constitutes an entirely separate and independent restriction and that the duration, extent and application of each restriction are no greater than is reasonable and necessary for the protection of the interests of the Buyer but that, if any such restriction shall be adjudged by any court or authority of competent jurisdiction to be void or unenforceable but would be valid if part of the wording thereof were to be deleted and/or the period thereof were to be reduced and/or the area dealt with thereby were to be reduced, the said restriction shall apply within the jurisdiction of that court or competent authority with such modifications as are necessary to make it valid and effective.

    7.5 HSR ACT. Buyer and Sellers will make any required filing under the HSR Act as promptly as practicable.

                                   ARTICLE 8
                       DIRECTORS, EMPLOYEES AND PENSIONS

    Each Seller warrants to Buyer as to itself and as to the Company, as of the date hereof and as of the Completion Date that:

    8.1 DIRECTORS, EMPLOYEES AND PENSIONS. (a) The Disclosure Letter discloses] a true and complete list of (i) the names, titles, ages, length of service, notice period, annual salaries and other compensation and benefits of all directors and officers of the Company and its Subsidiaries and all other employees of the Company and its Subsidiaries whose 1995 annual compensation exceeded L30,000 and (ii) the payroll printout for all other employees of the Company and its Subsidiaries as at May 1, 1996.

    (b) The Disclosure Letter also discloses the existence of all share incentive schemes, share option schemes or profit sharing, bonus or other incentive schemes applicable to any of the directors or employees of the Company or its Subsidiaries.

    (c) There are no current recognition, procedural or other agreements between the Company or any Subsidiary and any trade union or other body representing its employees or any of them.

    (d) None of the persons described in clause (a)(i) has indicated to any Seller or the Company that he or she intends to resign or retire as a result of the transactions contemplated by this Agreement or otherwise within one year after the Closing Date and there is no provision in any contract of employment or otherwise giving a right or an increased right to any employee of any Company and its Subsidiaries which may arise on the acquisition of the Shares by the Buyer under this Agreement or which is contingent on a change of control or ownership of any Company and its Subsidiaries.

    (e) The Company and its Subsidiaries are in compliance with all currently applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours and health and safety at work, and is not engaged in any unfair working practice, failure to comply with which or engagement in which, as the case may be, would reasonably be expected to have a Material Adverse Effect on the Company. There is no complaint, enquiry, investigation or other proceeding pending or, to the knowledge of the Company or any Seller, threatened against the Company or any Subsidiary by or before the Industrial Tribunal, the Equal Opportunities Commission, the Commission for Racial Equality, the Health and Safety Executive or any other court or authority in relation to any employees of the Company or its Subsidiaries and there are no matters which could give rise to any such complaint, enquiry, investigation or proceeding.

    (f) All contracts of employment (written or unwritten) with any director or employee of the Company and its Subsidiaries can be terminated by three months' notice or less without giving rise to any claim for damages, severance pay, or compensation (other than a statutory payment or statutory compensation for unfair dismissal).

    (g) Save as disclosed in the Disclosure Letter neither the Company nor any Subsidiary has established or become a party to, or has or may have any liability (actual or contingent, present or future), under or in connection with any occupational scheme (as defined in section 1 of the Pension Schemes Act
1993) or other scheme, agreement, arrangement or understanding (whether contractual or otherwise) for the provision or funding of any relevant benefits (as defined in section 612 (1) of the Income and Corporation Taxes Act 1988 but as if the exception contained in that section were omitted) for any past or present officer or employee, or for any dependant of any such person, or any other person, or has any obligation or liability (actual or contingent, present or future) to contribute to any personal pension scheme (as defined in section 630 of the Taxes Act) in respect of any person.

    (h) Neither the Company nor any Subsidiary sponsors or contributes to or has at any time sponsored or contributed to, or is obligated or has at any time been obligated to contribute to, any "employee benefit plan" (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) other than an employee benefit plan described in Section 4(b)(4) of ERISA.

    (i) The Scottish Widows group personal pension scheme in which Merit Direct Limited participates (the "Pension Scheme") is an approved scheme within the meaning of Chapter IV of Part XIV of the Income and Corporation Taxes Act 1988; so far as the Sellers are aware, it has at all times complied with and been duly administered in accordance with all applicable legislation, regulations and requirements (including, without limitation, the requirements of the Pension Schemes Office of the Inland Revenue and the Occupational Pensions Board); and Merit Direct Limited does not and is not required to hold a contracting-out certificate (within the meaning of section 7 of the Pension Schemes Act 1993) in respect of the Pension Scheme and nothing has been done or omitted to be done which will or may result in the Pension Scheme ceasing to be an approved scheme.

    (j) Merit Direct Limited has duly complied with all of its obligations and duties (including statutory obligations) under and in respect of the Pension Scheme; all amounts due from Merit Direct Limited to the trustees of the Pension Scheme and to any insurance company in connection with the Pension Scheme have been paid; and there are no material actions, suits or claims pending or threatened in respect of the Pension Scheme (other than routine claims for benefits).

    (k) All lump sum benefits (other than a refund of contributions with interest where appropriate) payable under the Pension Scheme on the death of a member are fully insured.

    (l) Merit Direct Limited is liable to contribute to the Pension Scheme only to the extent set out in the Disclosure Letter and the Pension Scheme does not provide any benefits other than money purchase benefits (as defined in section 181 of the Pension Schemes Act 1993) and the lump sum life assurance benefits described in the Disclosure Letter.

                                   ARTICLE 9
                            CONDITIONS TO COMPLETION

    9.1  CONDITIONS  TO OBLIGATIONS OF  BUYER AND SELLERS.   The obligations  of
Buyer and Sellers to consummate the Completion are subject to the satisfaction of the following conditions at or as of the Completion Date:

         (i)  No provision of any applicable law or regulation and no  judgment,
    injunction,   order  or  decree  shall  prohibit  the  consummation  of  the
    Completion;

         (ii)  the Buyer Stockholder Approvals shall have been obtained;

         (iii) the Registration Rights Agreement shall have been executed by Buyer and Sellers;

         (iv) the Tax Covenant shall have been executed by Buyer and the Sellers;

         (v) Buyer and Seller Representative shall have received letters from each of Coopers & Lybrand, LLP, certified public accountants, and KPMG Peat Marwick, independent public accountants, stating that the purchase of the Shares will qualify as a pooling of interests transaction for financial accounting purposes;

         (vi) any applicable waiting period under the HSR Act relating to the issuance of Buyer Stock to any Seller shall have expired;

         (vii) Sellers shall have received unconditional clearance from the Board of the Inland Revenue in respect of the application pursuant to
    Section 138 Taxation of Chargeable Gains Act 1992, which has been submitted to the Board of Inland Revenue prior to the date hereof; and

         (viii) the Buyer shall have received an unconditional waiver by the Panel on Take-overs and Mergers of the application of the City Code on Take-overs and Mergers to the transactions contemplated by this Agreement, which waiver shall not have been withdrawn and shall be in full force and effect at the time of Completion. This condition precedent shall not be waivable by either party.

    9.2    CONDITIONS  TO OBLIGATION  OF  BUYER.   The  obligation  of  Buyer to
consummate the Completion is subject to the satisfaction of the following further conditions:

         (i) Sellers shall have performed in all material respects all of their respective obligations required to be performed by them at or prior to the Completion Date;

         (ii) Subject as provided in this Agreement, the Warranties of Sellers contained in this Agreement shall have been true when made and (except for Warranties which specifically speak as of an earlier date) shall be true at and as the Completion Date, as if made at and as of the Completion Date;

         (iii) There shall have been no event occurrence, development or state of circumstances or facts which has had, or will have, a Material Adverse Effect on the Company;

         (iv) the Investor Letter shall have been executed by each Seller and delivered to Buyer;

         (v) Buyer shall have received or be reasonably satisfied that it will receive all consents and approvals necessary in order that all Client Contracts remain in full force and effect following Completion.

         (vi) No proceeding challenging this Agreement or the transactions contemplated hereby or seeking to prohibit, alter, prevent or materially delay the Completion shall have been instituted by any Person before any court, arbitrator or governmental body, agency or official and be pending;

         (vii) Buyer shall have received all documents it may reasonably request relating to the existence of the Company and the authority of Sellers for this Agreement, all in form and substance reasonably satisfactory to Buyer;

         (viii) Sellers shall have complied with Section 5.10 hereof, and Sellers shall have provided all required waivers and approvals in connection therewith;

         (ix) Buyer shall have received or be satisfied that it will receive all necessary consents of KPMG Peat Marwick, independent public accountants, with respect to the audited financial statements and reconciliations to be used in the Buyer Proxy Statement; and

         (x) Sellers shall have procured the written consent of GMAC to the transaction contemplated by this Agreement, to the extent that such consent is required.

    PROVIDED that Buyer shall be entitled in its absolute discretion, by written notice to Sellers, to waive any or all of the conditions set forth in this
    Section 10.2, BUT PROVIDED FURTHER that, if following the date hereof, and prior to the Completion Date, Sellers notify Buyer in writing of the existence of a breach of Warranty (a "Notified Breach") such as would give rise to Buyer's right pursuant to Sections 2.2(e)(i) and 9.2(ii) herein to rescind the Agreement, and following receipt of such notice, Buyer waives such right of rescission, Sellers shall have no liability to the Buyers in respect of such Notified Breach, unless the Sellers were in willful breach of such Warranty in which case Section 11 shall apply.

    9.3   CONDITIONS  TO OBLIGATION  OF SELLERS.   The obligation  of Sellers to
consummate the Completion is subject to the satisfaction of the following further conditions:

         (i) (A) Buyer shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Completion Date, and (B) the warranties of Buyer contained in this Agreement shall have been true when made and (except to the extent such warranties speak as of an earlier date) shall be true at and as of the Completion Date, as if made at and as of the Completion Date;

         (ii) The Seller Representative shall have received all documents he or she may reasonably request relating to the existence of Buyer and the authority of Buyer for this Agreement, all in form and substance reasonably satisfactory to the Seller Representative; and

         (iii) There shall have been no event occurrence, development or state of circumstances or facts which has had, or could reasonably be expected to have, a Material Adverse Effect on Buyer.

    9.4 REASONABLE EFFORTS TO FULFILL CONDITIONS TO COMPLETION. Each of the Sellers and Buyer undertakes to use all reasonable efforts to ensure that the conditions to Completion are fulfilled to the satisfaction of Buyer as soon as reasonably practicable. Buyer shall notify the Seller Representative in writing within two (2) Business Days after all such conditions have been fulfilled to the satisfaction of Buyer.

                                   ARTICLE 10
                           SURVIVAL; INDEMNIFICATION

    10.1 LIMITATIONS. (a) Buyer Reliance. Buyer acknowledges that save for the Warranties and the other covenants and representations contained in this Agreement and the Tax Covenant the Buyer has not relied in relation to the purchase of the Shares, and was not induced to purchase the Shares, on or by any warranties, representations, undertakings, indemnities or covenants of any description, howsoever or whatsoever and whether express or implied.

    In addition, the Buyer irrevocably and unconditionally waives any right which it may have or might have had to claim damages and/or to rescind this Agreement for any misrepresentation not contained in this Agreement (or any of the other documents referred to in this Agreement) or for breach of any express or implied warranties not specifically set out in this Agreement unless such misrepresentation or warranty was made fraudulently.

    (b) SELLERS' RELIANCE. Sellers acknowledge that save for the warranties and the covenants contained in this Agreement the Sellers have not relied in relation to the sale of the Shares in exchange for Buyer Stock, and were not induced to sell the Shares in exchange for Buyer Stock, on or by any warranties, representations, undertakings, indemnities or covenants of any description on the part of Buyer, howsoever or whatsoever and whether express or implied.

    In addition, Sellers irrevocably and unconditionally waive any right which they may have or might have had to claim damages and/or to rescind this Agreement for any misrepresentation on the part of Buyer not contained in this Agreement (or any of the other documents referred to in this Agreement) or for breach of any express or implied warranties on the part of Buyer not specifically set out in this Agreement unless such misrepresentation or warranty was made fraudulently.

    (c) TIME LIMITS. (i) The rights of the Buyer in respect of any breach or non-fulfillment of any of the Warranties shall only be enforceable if notice in writing (giving in so far as may then be practicable the amount and details of the claim) shall be given to the Sellers on or before the expiry of a period of two years from Completion and where the relevant claim has not been settled, withdrawn or agreed, if proceedings shall have been commenced (or the claim made in existing proceedings) and served upon the Sellers and not discontinued in respect of the claim on or before the expiry of a period of twenty-four calendar months from Completion.

         (ii) The rights of the Buyer in respect of any breach or non-fulfillment of any of the terms of the Tax Covenant shall only be enforceable if notice in writing (giving in so far as may then be practicable the amount and details of the claim) shall be given to the Sellers on or before the expiry of a period of six years from Completion and where the relevant claim has not been settled, withdrawn or agreed, if proceedings shall have been commenced (or the claim made in existing proceedings) and served upon the Sellers and not discontinued in respect of the claim on or before the expiry of a period of six years and six calendar months from the Completion.

    (d) DE MINIMIS CLAIMS. (i) The Buyer shall not be entitled to make any claim or claims (however many in number) under the Warranties or the Tax Covenant where the sum claimed is less than L1,000, and any such claim or claims of less than L1,000 shall be disregarded in computing the figure of L1 million referred to in sub-clause 10.1(d)(ii).

         (ii) The Sellers shall not be liable in respect of any claim under the Warranties or under the Tax Covenant unless and to the extent that the aggregate cumulative liability of the Vendors in respect of all such claims exceeds L1 million, and in such event the Sellers shall only be liable in respect of the excess of such claims over L1 million.

    (e) MAXIMUM CLAIMS. The Buyer shall not be entitled to recover under the Warranties and the Tax Covenant any sum in excess of $25 million in the aggregate; PROVIDED, FURTHER, however that Buyer shall not be entitled to recover pursuant to any claim made under the Tax Covenant during the period commencing 3 years following the Completion Date and ending 6 years after the Completion Date any sum in excess of $2 million in the aggregate. Any payment made in respect of a claim under the Warranties may be made in cash or Buyer Stock, at the election of the Seller making the payment. If such payment is made in Buyer Stock, the value of the Buyer Stock shall be calculated as the average of the closing prices on the NASDAQ during the 10 trading days prior to the date on which such payment is made. Each Seller shall only be liable for his Appropriate Proportion of any claim made by the Buyer in respect of any breach of the Warranties or under the Tax Covenant and, in this Article, the expression "Appropriate Proportion" means the proportion which the Shares to be sold by the Seller hereunder bear to the total Shares to be sold under this Agreement.

    (f) RECOVERIES. (i) The liability of the Sellers for breach of any Warranty or for a claim under the Tax Covenant shall be reduced by the value of any recoveries which have been, or subsequently are, actually received or obtained by the Buyer or the Company or any Subsidiary:

    (A) from any third party responsible for the act, manner or circumstances giving rise to such breach or claim; or

    (B) from any related insurance monies received and in respect thereof.

    (ii) If the Sellers pay at any time to the Buyer or to the Company or to any Subsidiary a sum pursuant to a claim in respect of the Warranties or under the Tax Covenant and the Buyer or the Company or any Subsidiary subsequently becomes entitled to recover from some other person any sum in respect of any matter giving rise to such claim, the Buyer shall, and shall procure that the Company and/or any relevant Subsidiary shall, at the entire cost of the Sellers, take all necessary steps to enforce such recovery, and, once such recovery has been made, shall immediately repay to the Sellers (without interest) so much of the sum paid by the Sellers to the Buyer or the Company and/or any relevant Subsidiary as does not exceed the sum recovered from such other person (less any costs, charges and expenses, incurred by the Buyer and/or the Company and/or any relevant Subsidiary in recovering that sum from such other person, which have not previously been reimbursed by the Sellers.

    (g) DOUBLE CLAIMS. If the Sellers are liable both in respect of a breach of Warranty or under the Tax Covenant, the Buyer shall be entitled to claim in respect of either or both. The Buyer (which shall for this purpose include the Company and each Subsidiary) shall not however be entitled to recover from the Sellers under the Warranties or the Tax Covenant more than once in respect of the same damage suffered, and accordingly the Sellers shall not be liable in respect of any breach of the Warranties if and to the extent that the loss is or has been included in a claim under the Tax Covenant which has been satisfied, nor shall the Sellers be liable in respect of a claim under the Tax Covenant if and to the extent that the loss is or has been included in a claim for breach of the Warranties which has been satisfied.

    (h) CONTINGENT LIABILITIES. The Sellers shall not be liable for breach of any Warranty or under the Tax Covenant in respect of any claim based upon a liability which is contingent unless and until such contingent liability becomes an actual liability and is due and payable; provided that this sub-clause shall not operate to avoid a claim in respect of a contingent liability made before the expiry of the periods specified in sub-clause 10.1(c) if reasonable details of such claim have been delivered before the expiry of such period even if such liability shall not become an actual liability until after the expiry of the relevant period.

    (i) CHANGES IN LEGISLATION. The Sellers' liability in respect of any breach of any of the Warranties or under the Tax Covenant:

         (i) shall be reduced by the extent that such liability arises or is increased as a result of any legislation not in force at today's date or of any change or changes in legislation or the withdrawal after today's date of any extra-statutory concession previously made by the Inland Revenue or any other fiscal authority whether or not such change or changes or withdrawal purport to be effective retrospectively in whole or in part;

         (ii) shall be reduced by the extent that such liability arises or is increased as a result of any change in the basis or method of calculation of, or of any increase in the rates of taxation in either case made or imposed by legislation after Completion with retrospective effect to any period ending before Completion.

         (iii) shall be reduced if and to the extent that such liability is attributable to any act, omission, transaction or arrangement of the Buyer or the Company or any Subsidiary after Completion voluntarily effected otherwise than in the ordinary course of business or pursuant to a legally binding obligation entered into before Completion.

    (j) TAX REDUCTIONS. If the Sellers shall have made payment to the Buyer in respect of any claim for breach of Warranties or a claim under the Tax Covenant in circumstances where the subject matter of the claim results in a reduction in the taxation actually paid by the Company or Subsidiary (and in circumstances where such reduction in taxation does not give rise to a consequential or resulting increase in taxation liability of the Company or Subsidiary) then the Buyer shall refund to the Sellers an amount equal to the lesser of the amounts originally paid by the Sellers and the amount of the reduction in taxation so obtained.

    (k) REMEDIABLE BREACHES. A breach of the Warranties which is remediable shall not entitle the Buyer to compensation in accordance with the provisions of this agreement unless the Vendors are given written notice of any alleged breach and the breach is not remedied in a reasonable fashion by the Vendors without cost to or obligation upon the Purchaser, the Company or any Subsidiary within 60 days after the date of receipt of such notice.

    (l) DISCLOSURE LETTER. Sellers shall be under no liability under the Warranties in respect of any matter disclosed in the Disclosure Letter save that this provision shall not apply to any document referred to in or attached to, but expressly excluded from disclosure in, the Disclosure Letter.

    10.2 SELLERS' LIABILITY. Subject to the provisions in Section 10.1 herein, Sellers shall be jointly and severally liable for any damages incurred or suffered by Buyer arising out of, or in connection with, (i) any breach of Warranties of Sellers (except in the event that a Seller breaches the Warranty set forth in Section 3.6 hereof, in which case such Seller shall be fully and severally liable for any and all damages suffered or incurred by the Buyer as a result of such breach or (ii) any breach of covenant or agreement, including the Tax Covenant, made or to be performed by Sellers, in each case, pursuant to this Agreement.

    10.3 PROCEDURES; REMEDIES CUMULATIVE. (a) The party seeking indemnification in respect of the Warranties and for the Tax Covenant (the "Indemnified Party") agrees to give prompt notice (and in any event within 14 days of the date on which the Indemnified Party becomes aware of the matter in respect of which it seeks to be indemnified) to the party against whom indemnity is sought (the "Indemnifying Party") of the assertion of any claim, or the commencement of any suit, action or proceeding in respect of which indemnity may be sought under such Section 10.2. The Indemnifying Party may, and at the request of the Indemnified Party shall, participate in the defense of any such suit, action or proceeding at its own expense, provided that, in the case of any claim, suit, action or proceeding under the Tax Covenant, the Indemnified Party shall not be required by the Indemnifying Party to take any action if, in the Indemnified Party's reasonable opinion the action is likely to affect adversely and materially the future liability to tax of the Indemnified Party or would otherwise affect adversely and materially the business or financial interests of the Indemnified Party or any person connected with the Indemnified Party. The Indemnifying Party shall not be liable under this Agreement or the Tax Covenant for any settlement effected without its consent of any claim, litigation or proceeding in respect of which indemnity may be sought hereunder, such consent not to be unreasonably withheld or delayed, and provided that if, in the case of any claim, suit, action or proceeding under the Tax Covenant, the Indemnifying Party does not confirm to the Indemnified Party that it wishes to take any appropriate action within twenty-one days of being requested to do so by service of notice in writing by the Indemnified Party to the Indemnifying Party, the Indemnified Party concerned shall be free to satisfy or settle the relevant tax liability on such terms as it may in its reasonable discretion think fit.

    (b)  The parties  agree that  the rights and  remedies provided  for in this
Article 10 shall be in addition to, and not exclusive of, any rights and remedies available to any party at law or in equity. Without limiting the foregoing, each party agrees that, in the event of any breach by such party of the provisions of this Agreement, the non-breaching parties shall be entitled to equitable relief, including injunctions and orders for specific performance in addition to all other remedies available to such non-breaching parties at law or in equity.

                                   ARTICLE 11
                                  TERMINATION

    11.1 GROUNDS FOR TERMINATION. This Agreement may be terminated at any time prior to the Completion:

         (i)     by  mutual   written  agreement   of  Buyer   and  the   Seller
    Representative;

         (ii) by either Buyer or the Seller Representative if the Completion shall not have been consummated on or before December 31, 1996;

         (iii) by either Buyer or the Seller Representative if there shall be any law or regulation that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or if consummation of the transactions contemplated hereby would violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction; or

         (iv) by either Buyer or the Seller Representative if the Buyer shall not have received an unconditional waiver by the Panel on Take-overs and Mergers of the application of the City Code on Take-overs and Mergers to the transaction contemplated by this Agreement.

        The party desiring to terminate this Agreement shall give notice of such termination to the other parties.

    11.2 EFFECT OF TERMINATION. If this Agreement is terminated as permitted by Section 11.1, termination shall be without liability of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to any other party to this Agreement; PROVIDED that (i) if such termination shall result from any Seller's willful failure to fulfill a condition to the performance of the obligations of Buyer, failure to perform a covenant of this Agreement or breach of any Warranty or agreement contained herein, the Sellers shall be jointly and severally liable (in the appropriate proportions) for any and all damages incurred or suffered by Buyer as a result of such failure or breach (except to the extent that such termination results from such Seller's willful breach of the Warranties set forth in Section 3.6, in which case such Seller shall be fully and severally liable for any and all damages incurred or suffered by the Buyer as a result of such breach); and (ii) if such termination shall result from the willful failure of Buyer to fulfill a condition to the performance of the obligations of Sellers, failure to perform a covenant to this agreement or breach of any warranty or agreement herein, Buyer shall be fully liable for any and all damages incurred or suffered by Sellers as a result of such failure or breach. The provisions of Sections 12.3 and 12.5 shall survive any termination hereof pursuant to Section 11.1.

                                   ARTICLE 12
                                 MISCELLANEOUS

    12.1 NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

    if to Buyer to:

       Sitel Corporation
       13215 Birch Street
       Suite 100
       Omaha, NE 68164
       Attention: Barry Majors, Chief Financial Officer
       Fax: (402) 498-2699
       with a copy (provided that failure to give or receive any such copy shall not affect the validity of the principal notice) to:

       Davis Polk & Wardwell
       450 Lexington Avenue
       New York, New York 10017
       Attention: William L. Rosoff
       Fax: (212) 450-4800

           and

       Freshfields
       Whitefriars
       65 Fleet Street
       London EC4Y 1HS
       England
       Attention: Lois Moore
       Fax: 44-171-832-7001

    if to the Company or any Seller, to:

       Mr. Henk Kruithof
       Vivier Hanquet 10
       1390 Grez Doiceau
       Belgium
       Fax: 32-10-84-10-00

       with copies (provided that failure to give or receive any such copy shall not affect the validity of the principal notice) to:

       The Call Centre Limited
       Mitre House
       Wolsey Business Estate
       Moor Park
       Rickmansworth
       Herts
       Attention: Ray F. Pipe
       Fax: 44-1923-835475

       and

       Taylor Joynson Garrett
       Carmelite
       50 Victoria Embankment
       Blackfriars
       London EC4Y 0DX
       Attention: Gordon Jackson
       Fax: 44-171-936-2666

    All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

    12.2 AMENDMENTS AND WAIVERS. (a) Subject to the provisions of Section 9.1(viii) any provision of this Agreement may be amended or waived prior to the Completion Date if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

    (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

    12.3 EXPENSES. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement, including, without limitation, legal and accountancy costs and the cost of filing pursuant to the HSR Act, shall be paid by Buyer; PROVIDED, HOWEVER, that if this Agreement is terminated for any reason prior to Completion, such costs and expenses shall be paid by the party incurring such cost or expense, subject to the provisions of Section 11.2.

    12.4 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, legal representatives and permitted assigns; PROVIDED that save as provided in Section 5.5, no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto except that Buyer, at the Completion, may transfer or assign, in whole or in part, to one or more of its Affiliates, any of its rights or obligations hereunder, but no such transfer or assignment will relieve Buyer of its obligations hereunder, and in the event that such Affiliate ceases to be an Affiliate of Buyer, all obligations and liabilities of each of the Sellers shall cease.

    12.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of England and Wales and each of the parties hereto submits to the exclusive jurisdiction of the English Courts.

    12.6 COUNTERPARTS; THIRD PARTY BENEFICIARIES. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. No provision of this Agreement is intended to confer upon any Person other than the parties hereto and their respective heirs, successors, legal representatives and permitted assigns any rights or remedies hereunder.

    12.7 ENTIRE AGREEMENT. This Agreement, the Registration Rights Agreement, the Escrow Agreement and the Tax Indemnity together constitute the entire agreement and understanding between the parties in connection with the sale and purchase of the Shares. This Agreement supersedes any confidentiality undertaking executed in anticipation of the transactions contemplated by this Agreement which shall cease to have any further force or effect and no party has entered into this Agreement in reliance upon any representation, warranty or undertaking which is not set out or referred to in this Agreement.

    12.8 RESTRICTIVE TRADE PRACTICES ACT. Notwithstanding any other provisions of this Agreement (or any other agreement which, together with this Agreement, may form part of an agreement for the purposes of the Restrictive Trade Practices Act 1976 (the "Act") (together the "RTPA Agreement")) each party hereto declares that it will not give effect, and will procure that none of its subsidiaries shall give effect, to any restriction or restrictions contained in the RTPA Agreement which cause the RTPA Agreement to be registrable under the Act until one day after particulars of the RTPA Agreement shall have been furnished to the Director General of Fair Trading.

    12.9 SELLER REPRESENTATIVE. Each Seller agrees that (i) all determinations made, or actions taken, by the Seller Representative in the manner contemplated hereunder shall be conclusive and binding on such Seller, (ii) the conclusive and binding nature of any determination made, or action taken, by a Seller Representative will not be affected by any determination made, or action taken, by any subsequent Seller Representative and (iii) there may be only one Seller Representative at any given time.

    12.10 INTERPRETATION. In this Agreement any statement qualified by the expression "to the best of the Sellers' knowledge" or "so far as the Sellers are aware" or any similar expression shall be deemed to include an additional statement that it has been made after due and careful inquiry of the officers of the Company and the Subsidiaries.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                      SITEL CORPORATION

                                      By:           /s/ MICHAEL P. MAY

                                         ---------------------------------------
                                          Name: Michael P. May
                                         Title: Executive Vice President

                                      MERIT GROUP NV

                                      By:          /s/ HENK P. KRUITHOF

                                         ---------------------------------------
                                          Name: Henk P. Kruithof
                                         Title:

                                      BURMEL HOLDINGS NV

                                      By:          /s/ HENK P. KRUITHOF

                                         ---------------------------------------
                                          Name: Henk P. Kruithof
                                         Title:

                                           /s/ RAY F. PIPE, by his attorney, PLR
                                      GODFREY

                                      ------------------------------------------
                                      Ray F. Pipe

                                                  /s/ P.L.R. GODFREY

                                      ------------------------------------------
                                      Peter L.R. Godfrey

                                            /s/ AJ TILLARD, by his attorney, PLR
                                      GODFREY

                                      ------------------------------------------
                                      Andrew J. Tillard

                                            /s/ MJ SHIELDS, by his attorney, PLR
                                      GODFREY

                                      ------------------------------------------
                                      Martin J. Shields

                                        /s/ MEO BILTON, by her attorney, PLR
                                      GODFREY

                                      ------------------------------------------
                                      M.E.O. Bilton

                                             /s/ KM MATHER, by her attorney, PLR
                                      GODFREY

                                      ------------------------------------------
                                      K.M. Mather

                                              /s/ JC WHITE, by his attorney, PLR
                                      GODFREY

                                      ------------------------------------------
                                      J.C. White

                                              /s/ G HURLEY, by his attorney, PLR
                                      GODFREY

                                      ------------------------------------------
                                      G. Hurley

                                      /s/ T.A. FITZHERBERT, by his attorney, PLR
                                                       GODFREY

                                      ------------------------------------------
                                      The Hon. T.A. Fitzherbert

                                                                     EXHIBIT A



                                       FORM OF

                            REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT dated as of [Completion Date] __, 1996 among SITEL Corporation, a Minnesota corporation ("SITEL") and certain stockholders of SITEL listed on the signature pages hereto (each, a "SELLER").

                                  W I T N E S E T H:

         WHEREAS, SITEL and Sellers have entered into a Share Purchase
Agreement dated June ___, 1996 (the "SHARE PURCHASE AGREEMENT"), pursuant to which SITEL has agreed to purchase, and Sellers have agreed to sell, 100% of the ordinary shares of Mitre plc (the "SALE"); and

         WHEREAS, the consideration to be paid to Sellers in the Sale consists of _________ shares of SITEL's common stock, $0.001 par value (the "Common Stock").

         NOW, THEREFORE, the parties hereto agree as follows:


                                      ARTICLE I
                                     DEFINITIONS

         1.1. DEFINITIONS. (a) Capitalized terms used but not separately defined herein shall have the meanings assigned to such terms in the Share Purchase Agreement.

         (b)  The following terms, as used herein, have the following meanings:

         "DEMAND REGISTRATION" means a Demand Registration as defined in
Section 2.1.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

         "INDEMNIFIED PARTY" has the meaning set forth in Section 4.3.

         "INDEMNIFYING PARTY" has the meaning set forth in Section 4.3.

         "PERMITTED TRANSFEREE" means with respect to any Shareholder (A) any general or limited partner or shareholder of such Shareholder, and any corporation, partnership or other entity that is an Affiliate of such Shareholder (collectively, "SHAREHOLDER AFFILIATES"), (B) any spouse, lineal descendant, sibling, parent, heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of any Shareholder and (C) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, stockholders, members or general or limited partners of which include only such Shareholder or Shareholder Associates, or (E) any institution qualified as tax-exempt under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended; PROVIDED that no Person shall be a Permitted Transferee unless
(i) such Person shall have agreed in writing to be bound by the terms of this Agreement, (ii) the transferor shall have transferred to such Person Registrable Securities and (iii) the transfer to such Permitted Transferee of Registrable Securities is not in violation of applicable federal or state securities laws.

         "PIGGYBACK REGISTRATION" means a Piggyback Registration as defined in
Section 2.2.

         "REGISTRABLE SECURITIES" means, with respect to any Shareholder, the shares of the Common Stock acquired by such Shareholder or its Affiliates pursuant to the Share Purchase Agreement, and any securities into which such securities may be subdivided, split, combined, consolidated, merged or reclassified until (i) such securities shall have been sold pursuant to a registration statement with respect to the sale by such Shareholder of such securities which shall have become effective under the Securities Act, (ii) such securities shall be eligible for distribution to the public under Rule 144 (or any successor provision) under the Securities Act without regard to volume limitations, (iii) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by SITEL and, in the written opinion of counsel to SITEL, subsequent disposition of such securities shall not require registration or qualification of them under the Securities Act or (iv) such securities shall cease to be outstanding.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

         "SHAREHOLDER" means any Seller or any Permitted Transferee.

         "UNDERWRITER" means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.


                                      ARTICLE II
                                 REGISTRATION RIGHTS

         2.1. DEMAND REGISTRATION. (a) If SITEL shall receive a written request by one or more of the Shareholders (each, a "REQUESTING SHAREHOLDER"), that SITEL effect the registration under the Securities Act of all or part of such Selling Shareholder's Registrable Securities and specifying the intended method of disposition thereof, at any time following the date six months after the Completion Date, then SITEL shall promptly give written notice of such requested registration (a "DEMAND REGISTRATION") at least 30 days prior to the anticipated filing date of the registration statement relating to such Demand Registration to the other Shareholders and thereupon will use its best efforts to effect, as expeditiously as possible, the registration, subject to the limitations set forth in Section 2.4 hereof, under the Securities Act of the Registrable Securities which SITEL has been so requested to register by the Requesting Shareholders, then held by the Requesting Shareholders, and all other Registrable Securities which any other Shareholder (all such Shareholders, together with the Requesting Shareholders, the "SELLING SHAREHOLDERS") has requested SITEL to register by written request received by SITEL within 15 days after the receipt by Selling Shareholders of such written notice given by SITEL, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered; PROVIDED that SITEL shall not be obligated to effect more than one such Demand Registration, and PROVIDED FURTHER that SITEL shall not be obligated to effect a Demand Registration unless the aggregate number of Registrable Securities requested to be included in such Demand Registration shall equal at least the Minimum Number of Shares, as defined in the succeeding sentence. For purposes of a Demand Registration, the "Minimum Number of Shares" means (i) until the date 12 months after the Completion Date, 1,000,000 shares of Common Stock; and (ii) from the date 12 months after the Completion Date until the date 24 months after the Completion Date, 1,000,000 shares of Common Stock, EXCEPT that the Minimum Number of Shares shall be 500,000 shares of Common Stock in the event that, in the first 12 months following the Completion Date, no opportunity for a Piggyback Registration has occurred in which at least 500,000 shares of Common Stock of Sellers are sold, UNLESS the failure to sell at least 500,000 shares of Common Stock results from the failure of the Shareholders to request that shares be included in such offering. SITEL shall not be obligated to effect a Demand Registration within 180 days after the effective date of any Piggyback Registration.

         Promptly after the expiration of the 15-day period referred to in
Section 2.1(a) hereof, SITEL will notify all the Selling Shareholders to be included in the Demand Registration of the other Selling Shareholders and the number of shares of Registrable Securities requested to be included therein.
The Selling Shareholders requesting a registration under this Section 2.1(a) may, at any time prior to the effective date of the registration statement relating to such registration, revoke such request, without liability to any of the other Selling Shareholders, by providing a written notice to SITEL revoking such request, in which case, if as a result of such revocation, the offering does not proceed, such request, so revoked, shall be considered a Demand Registration unless (i) such revocation arose out of the fault of SITEL, or (ii) unless the participating Shareholders reimburse SITEL for all costs incurred by SITEL in connection with such registration, in either of which cases such request shall not be considered a Demand Registration.

         (b) The offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. SITEL shall select the managing Underwriter(s) and any additional underwriters, syndicate members and firms to be used in connection with such an underwritten offering; PROVIDED that such managing Underwriter(s) shall be reasonably satisfactory to the holders of a majority of the Registrable Securities requested to be included in such offering.

         (c) Upon written notice to each Selling Shareholder, SITEL may postpone effecting a registration pursuant to this Section 2.1 on one occasion during any period of six consecutive months for a reasonable time specified in the notice but not exceeding 90 days (which period may not be extended or renewed), if (1) an investment banking firm of recognized national standing shall advise SITEL and the Selling Shareholders in writing that effecting the registration would materially and adversely affect an offering of securities of such Company the preparation of which had then been commenced or (2) SITEL is in possession of material non-public information the disclosure of which during the period specified in such notice SITEL believes would not be in the best interests of SITEL.

         (d) SITEL shall not sell in a public offering common stock for a 90-day period following the effective date of the Demand Registration.

         (e) In the event that an offering of Registrable Securities pursuant to a request for Demand Registration results in the sale of 250,000 or fewer shares of Common Stock, such request shall not be considered a Demand Registration, and the Shareholders shall retain the right to request a Demand Registration subject to the Minimum Number of Shares requirement set forth in
Section 2.1(a) hereof, EXCEPT that Sitel shall not be obligated to effect such Demand Registration within 6 months of the effective date of the offering of Registrable Securities pursuant to the initial request for Demand Registration.

         2.2. PIGGYBACK REGISTRATION. If SITEL proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock (i) for SITEL's own account (other than a registration (x) on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC) or (y) relating to securities issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of SITEL) or (ii) for the account of any Stockholder of SITEL, then SITEL shall give written notice of such proposed filing, to each of the Shareholders as soon as practicable (but in no event less than 10 days before the anticipated filing date of such registration statement), and such notice shall offer each Shareholder the opportunity to include in such registration statement such number of shares of Registrable Securities as such Shareholder may request (a "PIGGYBACK REGISTRATION"). Upon the written request made within 10 days after the receipt of notice from SITEL (which request shall specify the number of Registrable Securities intended to be disposed of by Shareholders), SITEL will use its reasonable efforts to effect the registration under the Securities Act of all such Registrable Securities (subject to the limitations set forth in Section 2.4 hereof); PROVIDED that, (i) if such registration involves an underwritten public offering, all such Shareholders requesting to be included in SITEL's registration must sell their Registrable Securities to the underwriters on the same terms and conditions as apply to SITEL or the Selling Shareholder, as applicable, and (ii) at any time after giving written notice of its intention to register any securities pursuant to this Section 2.2 and prior to the effective date of the registration statement filed in connection with such registration, SITEL shall determine for any reason not to register such stock, SITEL shall give written notice to Shareholders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. No registration effected under this Section 2.2 shall relieve SITEL of its obligations to effect a Demand Registration to the extent required by Section 2.1.

         2.3. REDUCTION OF OFFERING. Notwithstanding anything contained herein, if the managing Underwriter of an offering described in Section 2.1 or
2.2 delivers a written opinion to SITEL that the size of the offering that Shareholders, SITEL and any other Persons intend to make are such as to be likely to have a material adverse effect on the success of the offering, then the amount of Registrable Securities to be offered for the account of the Shareholders shall be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter (allocated, if necessary, pro rata among the Shareholders on the basis of the relative number of Registrable Securities requested by the Shareholders to be included in such registration); PROVIDED that (x) in the case of a Demand Registration, the amount of Registrable Securities to be offered for the account of the Shareholders shall be reduced only after the amount of securities to be offered for the account of SITEL has been reduced to zero and
(y) in the case of a Piggyback Registration, the amount of such Registrable Securities intended to be offered for the account of the Shareholders shall be reduced (allocated, if necessary, pro rata among the Shareholders and such other Persons participating in such registration on the basis of the relative number of Registrable Securities and common stock requested by the Shareholders and such other Persons, respectively, to be included in such registration) to zero, if necessary, before the amount of securities offered for the account of SITEL is reduced, PROVIDED that the amount of securities to be offered for the account of any other Person in such offering shall have been reduced, to zero, if necessary, prior to any reduction in the amount of Registrable Securities to be offered for the account of the Shareholders.

         2.4. MAXIMUM NUMBER OF SHARES REGISTERED. Notwithstanding any other provision of this Agreement, but subject to Section 2.5, SITEL shall not be required to effect a registration, on behalf of any Shareholder, for a number shares of Registrable Securities in excess of 30% of Registrable Securities beneficially owned by such Shareholder as of the Completion Date (the "CAP"). For the purpose of calculating the Cap with respect to any Shareholder, the number of shares of Registrable Securities sold by such Shareholder in all Demand Registration and Piggyback Registrations shall be aggregated.

         2.5. FURTHER REGISTRATIONS. If, following the date on which the Registrable Securities cease to be "Registrable Securities" [but prior to the fifth anniversary of the Completion Date], SITEL shall offer any of its [executive officers] the opportunity to include any of the shares of Common Stock owned by such [executive officers] in any registration statement proposed to be filed by SITEL (other than registrations of the types described in clauses
(x) and (z) of the first parenthetical clause of Section 2.2), then SITEL shall also offer each of the Shareholders the opportunity to include any shares of Common Stock then beneficially owned by such Shareholder in any such registration statement on the same terms and conditions offered by SITEL to any such [executive officers].


                                     ARTICLE III
                               REGISTRATION PROCEDURES

         3.1. FILINGS; INFORMATION. Whenever any Shareholder requests that any Registrable Securities be registered pursuant to Section 2.1 or 2.2 hereof, SITEL will, subject to the provisions of Article II, use its reasonable best efforts to effect the registration and sale of such Registrable Securities as promptly as is practicable, and in connection with any such request:

         (a) SITEL will as expeditiously as possible prepare and file with the SEC a registration statement on any form for which SITEL then qualifies and which counsel for SITEL shall deem appropriate and available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its reasonable efforts to cause such filed registration statement to become and remain effective for a period of not less than 120 days (or such shorter period in which all of the Registrable Securities of the Shareholders included in such registration statement shall have actually been sold thereunder).

         (b) The Company will, if requested, prior to filing such registration statement or any amendment or supplement thereto, furnish to each Shareholder and each managing Underwriter, if any, copies thereof, and thereafter furnish to each Shareholder and each such Underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement (including each preliminary prospectus) as such Shareholder or each such Underwriter may reasonably request in order to facilitate the sale of the Registrable Securities owned by such Shareholder.

         (c) After the filing of the registration statement, SITEL will promptly notify each Shareholder of any stop order issued or, to SITEL's knowledge, threatened to be issued by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

         (d) The Company will endeavor to register or qualify the Registrable Securities for offer and sale under such other securities or blue sky laws of such jurisdictions in the United States as any Shareholder reasonably requests; PROVIDED that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction.

         (e) SITEL will as promptly as is practicable notify each Shareholder, at any time when a prospectus relating to the sale of the Registrable Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, of the occurrence of any event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and promptly make available to each Shareholder and to the Underwriters any and file with the SEC such supplement or amendment. Each Shareholder agrees that, upon receipt of any notice from SITEL of the occurrence of any event of the kind described in the preceding sentence, such Shareholder will forthwith discontinue the offer and sale of Registrable Securities pursuant to the registration statement covering such Registrable Securities until receipt by such Shareholder and the Underwriters of the copies of such supplemented or amended prospectus and, if so directed by SITEL, each Shareholder will deliver to the Company all copies, other than permanent file copies then in such Shareholder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event SITEL shall give such notice, SITEL shall extend the period during which such registration statement shall be maintained effective as provided in
    Section 3.1(a) hereof by the number of days during the period from and including the date of the giving of such notice to the date when SITEL shall make available to each Shareholder such supplemented or amended prospectus.


         (f) SITEL will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the sale of such Registrable Securities.

         (g) SITEL will furnish to each Shareholder and to each Underwriter a signed counterpart, addressed to such Shareholder or such Underwriter, of
    (i) an opinion or opinions of counsel to SITEL and (ii) a comfort letter or comfort letters from SITEL's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the majority of such Shareholders or the managing Underwriter reasonably requests.

         (h) SITEL will make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the SEC thereunder.

         (i) SITEL will use its reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by SITEL are then listed.

         SITEL may require any Shareholder promptly to furnish in writing to SITEL such information regarding such Shareholder, the plan of distribution of the Registrable Securities and other information as SITEL may from time to time reasonably request or as may be legally required in connection with such registration.

         3.2. REGISTRATION EXPENSES. In connection with any Demand Registration or any Piggyback Registration, SITEL shall pay, the following expenses incurred in connection with such registration: (i) registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the

Registrable Securities), (iii) printing expenses, (iv) fees and expenses incurred in connection with the listing of the Registrable Securities, (v) reasonable fees and expenses of counsel and customary fees and expenses for independent certified public accountants for SITEL (including the expenses of any comfort letters pursuant to Section 3.1(g)), (vi) the reasonable fees and expenses of any additional experts retained by SITEL in connection with such registration. Each of the Shareholders shall pay, in connection with any Demand Registration or Piggyback Registration, any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities and any out-of-pocket expenses of such Shareholder, including each such Shareholder's counsel's fees and expenses, and in connection with any Demand Registration, fees and expenses of underwriters' counsel to the extent not paid for by underwriters.

         3.3. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any underwritten registered offering contemplated hereunder unless such Person (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement.

         3.4. HOLDBACK AGREEMENTS. Each Shareholder agrees not to offer, sell, contract to sell or otherwise dispose of any Registrable Securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to, and during the 180-day period beginning on, the effective date of such registration statement, other than the Registrable Securities to be sold pursuant to such registration statement.

         3.5. ADDITIONAL RESTRICTIONS ON SALE. Each Shareholder agrees not to offer, sell, contract to sell or otherwise dispose of any Registrable Securities, or any securities convertible into or exchangeable or exercisable for such securities, prior to the public release of the results of the first 30 days of combined operations of SITEL and Mitre, plc.

         3.6. RULE 144. SITEL covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Shareholder may reasonably request to the extent required from time to time to enable such Shareholder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Shareholder, SITEL will deliver to such Shareholder a written statement as to whether it has complied with such requirements.

                                      ARTICLE IV
                           INDEMNIFICATION AND CONTRIBUTION

         4.1. INDEMNIFICATION BY SITEL. SITEL agrees to indemnify and hold harmless each Shareholder and each Person, if any, who controls such Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if SITEL shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission made in strict conformity with information furnished in writing to SITEL by or on behalf of such Shareholder expressly for use therein; PROVIDED that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of Shareholders if a copy of the most current prospectus or amendment or supplement to the prospectus at the time of the delivery of the Registrable Securities was not provided by the Shareholder to the Person asserting such loss, claim, damage, liability or expense and such current prospectus or amendment or supplement to the prospectus would have cured the defect giving rise to such loss, claim, damage or liability. SITEL also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of Shareholders provided in this Section 4.1.

         4.2. INDEMNIFICATION BY SHAREHOLDERS. Each Shareholder agrees, severally and not jointly, to indemnify and hold harmless SITEL, its officers, directors and agents, and each Person, if any, who controls SITEL within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from SITEL to such Shareholder, but only with respect to information furnished in writing by such Shareholder or on such Shareholder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus or (ii) to the extent that any loss, claim, damage, liability or expense described in
Section 4.2 results from the fact that a current copy of the prospectus (or, in the case of a prospectus, the prospectus as amended or supplemented) was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that it was the responsibility of such Shareholder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. Shareholders also agree to indemnify and hold harmless any Underwriters of the Registrable Securities, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of SITEL provided in this Section
4.2. As a condition to including Registrable Securities in any registration statement filed in accordance with Article II hereof, SITEL may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities.

         4.3. CONDUCT OF INDEMNIFICATION PROCEEDINGS. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such Person (the "INDEMNIFIED PARTY") shall promptly notify the Person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would, in the reasonable judgment of such Indemnified Party, be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but, if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

         4.4. CONTRIBUTION.  If the indemnification provided for in this
Article IV is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by SITEL, Shareholders and the Underwriters from the offering of the securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of SITEL, the Shareholders and the Underwriters in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by SITEL, the Shareholders and the Underwriters shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by each of SITEL and the Shareholders and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus, bear to the aggregate public offering price of the securities. The relative fault of SITEL, the Shareholders and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         SITEL and the Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.
The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article IV, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Shareholder shall be required to contribute any amount in excess of the amount by which the net proceeds of the offering (before deducting expenses) received by such Shareholder exceeds the amount of any damages which such Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Shareholder's obligation to contribute pursuant to this Section 4.4 is several in the proportion that the proceeds of the offering received by such Shareholder bears to the total proceeds of the offering received by all such Shareholders and not joint.


                                      ARTICLE V
                                    MISCELLANEOUS

         5.1. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

    if to any Shareholder, to:

         Mitre plc
         Merit House
         Timothy's Bridge
         Stratford-upon-Avon
         Warwickshire CV37 9HY
         Attention:
         Fax:

         with a copy to:

         Taylor Joynson & Garrett
         Carmelite
         50 Victoria Embankment
         Blackfriars
         London EC4Y 0DX
         Attention:  Gordon Jackson
         Fax:


    if to SITEL, to:

         SITEL Corporation
         13215 Birch Street
         Suite 100
         Omaha, NE 68164
         Attention:  Chief Financial Officer

         Fax:  (402) 498-2699

         with a copy to:

         Davis Polk & Wardwell
         450 Lexington Avenue
         New York, New York  10017
         Attention:  William L. Rosoff, Esq.
         Fax:  (212) 450-4800


All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt. Failure of copies of notices to be received by the parties to whom such copies are required to be sent shall not affect the deemed receipt of the notice.

         5.2. AMENDMENTS AND WAIVERS. (a) Any provision of this Agreement may be amended or waived, but only if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

         (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         5.3. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, legal representatives and permitted assigns; PROVIDED that no Shareholder may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement other than to a Permitted Transferee.

         5.4. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of New York, without reference to its conflicts of laws rules.

         5.5. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         5.6. CONSENT TO JURISDICTION; EXPENSES. (a) Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any Federal Court sitting in New York, New York, or any New York State Court sitting in New York, New York, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Each of the Shareholders hereby appoints [CT Corporation] as its authorized agent upon whom process may be served in any suit, action or proceeding referred to herein. Without limiting the foregoing, each party agrees that service of process on such party by any method provided in Section
5.1 shall be deemed effective service of process on such party and consents to the personal jurisdiction of any Federal Court sitting in New York, New York, or any New York State Court sitting in New York, New York.

         (b) In any dispute arising under this Agreement among any of the parties hereto, the costs and expenses (including, without limitation, the reasonable fees and expenses of counsel) incurred by the prevailing party shall be paid by the party that does not prevail.

         5.7. SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable to any extent under applicable law, such provision shall be interpreted as if it were written so as to be enforceable to the maximum possible extent so as to effectuate the parties' intent to the maximum possible extent, and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the maximum extent permitted by law.

         5.8. COUNTERPARTS; THIRD PARTY BENEFICIARIES. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

         5.9. ENTIRE AGREEMENT. This Agreement and the Share Purchase Agreement [and the Investor Letter] constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                             SITEL CORPORATION


                             By: --------------------------
                                 Name:
                                 Title:



                             MERIT GROUP NV


                             By: --------------------------
                                 Name:
                                 Title:


                             BURMEL HOLDINGS NV


                             By: --------------------------
                                 Name:
                                 Title:



                             ------------------------------
                             Ray F. Pipe



                             ------------------------------
                             Peter L.R. Godfrey



                             ------------------------------
                             Andrew J. Tillard



                             ------------------------------
                             Martin J. Shields



                             ------------------------------
                             M.E.O. Bilton



                             ------------------------------
                             K.M. Mather

                             ------------------------------
                             J.C. White



                             ------------------------------
                             G. Hurley



                             ------------------------------
                             The Hon. T.A. Fitzherbert

                                                                       EXHIBIT B

                            FORM OF ESCROW AGREEMENT

    AGREEMENT  dated as  of                  ,  1996 among  SITEL Corporation, a
Minnesota corporation ("Buyer"), Merit Group NV, Burmel Holdings NV, Ray F. Pipe, Peter L.B. Godfrey, Andrew J. Tillard, Martin J. Shields, M.E.O. Bilton, K.M. Mather, J.C. White, G. Hurley, The Hon. T.A. Fitzherbert, ("Sellers"), and
[            ], as Escrow Agent ("Escrow Agent").

                              W I T N E S S E T H:

    WHEREAS, Buyer and Sellers have entered into a Share Purchase Agreement dated June [ ], 1996 (as amended, the "Share Purchase Agreement") pursuant to which Buyer has agreed to purchase from Sellers and Sellers have agreed to sell to Buyer 100% of the ordinary shares of Mitre, plc, an English public limited company (the "Company Shares").

    WHEREAS, pursuant to Section 10.2 of the Share Purchase Agreement, Sellers may be obligated to make certain payments to Buyer;

    WHEREAS, Buyer and Sellers have agreed that Buyer shall deposit the Escrow Shares (as defined herein) with the Escrow Agent to be held and applied by the Escrow Agent as provided in this Agreement,

    NOW, THEREFORE, the parties hereto agree as follows:

    Section 1.   DEFINITIONS.   (a)  Capitalized terms  used but  not  otherwise
defined herein shall have the meanings ascribed to them in the Share Purchase Agreement.

    (b) As used in this Agreement, the following terms shall have the following meanings:

        "Buyer Stock" means the common stock, par value $.001 per share, of Buyer.

        "Escrow Shares" means the aggregate of the Seller Escrow Shares of all the Sellers.

        "Expiration Date" shall have the meaning set forth in Section 4(d) hereof.

        "Seller Escrow Shares" means, with respect to each Seller, that number of shares of Buyer Stock representing 10% of the number of shares of Buyer Stock set forth opposite such Seller's name on Schedule 2.1 to the Share Purchase Agreement under the heading "Purchase Consideration".

    Section 2. APPOINTMENT OF ESCROW AGENT. Buyer and Sellers hereby appoint the Escrow Agent to act as escrow agent on the terms and conditions set forth herein and in the Share Purchase Agreement, and the Escrow Agent hereby accepts such appointment on such terms and conditions.

    Section 3. DEPOSIT OF ESCROW SHARES. In accordance with Section 2.2(d) of the Share Purchase Agreement, on the Completion Date, Buyer shall deliver to the Escrow Agent the Escrow Shares in the form of one or more certificates for [917,055] shares of Buyer Stock to be held and disbursed by the Escrow Agent as provided herein. All certificates representing Escrow Shares shall be delivered to the Escrow Agent endorsed to the order of the Escrow Agent and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, all in form and substance satisfactory to the Escrow Agent. The Escrow Agent shall deposit, upon receipt, the Escrow Shares into a separate account (the "Escrow Account") established for such purpose.

    Section 4. RELEASE OF ESCROW SHARES. (a) If the Escrow Agent receives a certificate (or any number of counterparts thereof) signed by Sellers and an officer of Buyer and directing the Escrow Agent as to distribution of all or any part of the Escrow Shares, the Escrow Agent shall immediately distribute such shares from the Escrow Account as directed in such certificate.

    (b) In the event that Buyer has a claim against Sellers for payment pursuant to Section 10.2 of the Share Purchase Agreement, Buyer may deliver to Sellers and to the Escrow Agent a certificate signed by an officer of Buyer (an "Escrow Account Payment Claim") (i) stating that Sellers are obligated to make a payment to Buyer (a "Sellers' Payment") and (ii) specifying the amount of such Sellers' Payment. Any Escrow Account Payment Claim must be received by the Escrow Agent no later than 40 days before the Expiration Date (as defined herein).

    (c) On the twentieth business day after receipt by the Escrow Agent of an Escrow Account Payment Claim or, if sooner, the Expiration Date (as defined herein), the Escrow Agent shall, subject to the provisions of Section 7 hereof, distribute to Buyer from the shares then held in the Escrow Account shares having a value (determined pursuant to Section 5 hereof) equal to the amount of the Sellers' Payment as stated in such Escrow Account Payment Claim.

    (d) Subject to Sections 4(c) and 7(c) hereof, if any shares remain on deposit with the Escrow Agent hereunder on the earlier of (i) the first anniversary of the Completion Date, and (ii) completion of the first combined audit of Buyer and Mitre, plc (the "Expiration Date"), the Escrow Agent shall on that date deliver such shares to the Sellers with each Seller receiving the portion of such shares that is equal to the Seller Escrow Shares of such Seller divided by the Escrow Shares.

    (e) Each Seller shall have the option, in respect of any Sellers' Payment which is the subject of any Escrow Account Payment Claim, to pay such amounts in cash.

    Section 5. VALUATION OF ESCROW SHARES. For purposes of any delivery of Escrow Shares pursuant to this Agreement, the Escrow Shares shall be valued at the average of the closing prices of the Buyer Stock on the NASDAQ on the Completion Date.

    Section 6. CASH PAYMENTS. At such time as any Seller makes a cash payment pursuant to Section 4(e) or 7(c) hereof (a "Cash Payment"), the Escrow Agent shall release to such Seller that number of Escrow Shares having a value (determined pursuant to Section 5 hereof) equal to the amount of such Cash Payment.

    Section 7. DISPUTES. (a) Buyer shall deliver to Sellers a copy of each Escrow Account Payment Claim simultaneously with its delivery to the Escrow Agent. If Sellers object to Buyer's claim for any Sellers' Payment in any Escrow Account Payment Claim, they shall notify (a "Notice of Dispute") Buyer and the Escrow Agent before the sooner of (i) the twentieth business day after receipt of such Escrow Account Payment Claim and (ii) 30 days before the Expiration Date. If Sellers fail to deliver a Notice of Dispute to Buyer and the Escrow Agent before such twentieth business day or 30 days before the Expiration Date, the number of shares included in such Escrow Account Payment Claim shall be conclusive and binding on all of the parties hereto whereupon the Escrow Agent shall distribute to the Buyer from the Escrow Account the number of shares stated in such Escrow Account Payment Claim. Any Notice of Dispute shall set forth Sellers' calculation of such Sellers' Payment and the Escrow Agent shall be entitled to rely thereon.

    (b) If Buyer and the Escrow Agent receive a Notice of Dispute before the earlier of such twentieth business day and 30 days before the Expiration Date, Buyer and Sellers shall negotiate in good faith and use all reasonable efforts to agree upon the rights of the respective parties with respect to such Sellers' Payment. If Buyer and Sellers shall so agree, a certificate setting forth such agreement shall be furnished to the Escrow Agent. The Escrow Agent shall be entitled to rely upon any such certificate and shall make distribution to Buyer or Sellers, as the case may be, from the Escrow Account in accordance with the terms thereof as provided in Section 4(a).

    (c) If after 10 days following receipt by Buyer and the Escrow Agent of any Notice of Dispute, no final agreement has been reached between Buyer and Sellers, Buyer shall appoint one arbitrator, Sellers OR Seller Representative shall appoint one arbitrator, and the two arbitrators so appointed shall select a third arbitrator. In the event such arbitrators cannot agree upon a third arbitrator, a third arbitrator shall be selected in accordance with the rules as then in effect of the American Arbitration Association. The decision of two of the three arbitrators so appointed (the "Decision") shall be conclusive and binding upon the parties to this Agreement and, notwithstanding anything to the contrary contained herein, the Escrow Agent shall be entitled to rely on such Decision and shall act in accordance with such Decision and make distribution out of the Escrow Account in accordance therewith on the sooner of (i) the 11th day after such Decision (or as soon thereafter as practicable) and (ii) the Expiration Date, PROVIDED that if within 10 days after such Decision and prior to the Expiration Date, any Seller makes a Cash Payment with respect to his portion of the claim, the provisions of Section 6 shall apply to such Seller. If the arbitrators fail to reach a Decision with respect to any Escrow Account Payment Claim before the Expiration Date, the Escrow Agent shall (i) distribute to the Buyer from the Escrow Account shares having a value (determined pursuant to Section 5 hereof) equal to 50% of the amount of the Sellers' Payment as stated in such Escrow Account Payment Claim, and (ii) distribute to Seller Representative from the Escrow Account shares having a value (determined pursuant to Section 5 hereof) equal to 50% of the amount of the Sellers' Payment as stated in such Escrow Account Payment Claim. Any such arbitration shall be held in New York, New York under the rules to be mutually agreed upon by the arbitrator selected by Buyer and the arbitrator selected by Sellers OR Seller Representative or, if no such agreement can be reached, under the rules as then in effect of the American Arbitration
Association. Each party to any such arbitration shall pay its own expenses; however, the fees, costs and expenses of the third arbitrator shall be borne by Sellers if the difference between the amount as calculated by the Buyer and the amount as finally determined is less than or equal to the difference between the amount as calculated by the Sellers and the amount as finally determined; otherwise, such fees, costs and expenses shall be borne by Buyer.

    Section 8. RIGHT TO VOTE ESCROW SHARES. Sellers shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Escrow Shares, and the Escrow Agent shall, upon receiving a written request from Sellers, deliver to Sellers or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any Escrow Shares registered in the name of the Escrow Agent or its nominee as shall be specified in such request and be in form and substance satisfactory to the Escrow Agent.

    Section 9. INTERNAL REVENUE SERVICE FORMS; TAX OWNERSHIP. (a) Within 90 days after receipt of a request therefor from the Escrow Agent, each Seller shall provide the Escrow Agent with the appropriate form prescribed by the Internal Revenue Service certifying that such Seller is entitled to benefits under an income tax treaty to which the United States is a party that exempts such Seller from United States withholding tax or reduces the rate of withholding tax on payments of dividends on the Escrow Shares or certifying that dividends on the Escrow Shares are effectively connected with the conduct of a trade or business in the United States.

    (b) Buyer and each Seller agree (i) that the Sellers are the owners of the Escrow Shares for tax purposes and (ii) any and all dividends paid with respect to the Escrow Shares shall be beneficially owned by Sellers and distributed currently to Sellers.

    Section 10. TERMINATION OF ESCROW ACCOUNT. This Agreement shall terminate when the Escrow Agent shall have released from the Escrow Account all shares pursuant to Section 4 hereof.

    Section 11. ESCROW AGENT. The Escrow Agent shall have no duty or obligation hereunder other than to take such specific actions as are required of it from time to time under the provisions hereof, and it shall incur no liability hereunder or in connection herewith for anything whatsoever other than as a result of its own gross negligence or willful misconduct. Sellers (jointly and severally) and Buyer each agree to indemnify, hold harmless and defend the Escrow Agent as to 50% each from and against any and all losses, claims, liabilities and reasonable expenses, including the reasonable fees of its counsel, which it may suffer or incur hereunder, or in connection herewith, except such as shall result solely and directly from its own gross negligence or willful misconduct. The Escrow Agent shall not be bound in any way by any agreement or contract between Buyer and Sellers (whether or not the Escrow Agent has knowledge thereof) and the only duties and responsibilities of the Escrow Agent shall be to hold the Escrow Shares received hereunder and to release such Escrow Shares in accordance with the terms of this Escrow Agreement and the Share Purchase Agreement. The Escrow Agent's fees and expenses for acting as Escrow Agent hereunder are set forth in Schedule I hereto. Buyer on the one hand, and Sellers on the other hand, shall each pay 50% of such fees and expenses.

    Section 12.  MISCELLANEOUS

    (a) NOTICES. All notices or other communications to either party hereunder shall be in writing (including telex, telecopy or similar writing) and shall be given,

    if to any Seller, to:

        Mitre plc
        Merit House
        Timothy's Bridge
        Stratford-upon-Avon
        Warwickshire, CV37 9HY
        Attention:
        Fax:

    with a copy to:

        Taylor Joynson Garrett
        Carmelite
        50 Victoria Embankment
        Blackfriars
        London EC4Y ODX
        Attention: Gordon Jackson
        Fax: 0171-936-2666

    if to Buyer, to:

        Sitel Corporation
        13215 Birch Street
        Suite 100
        Omaha, NE 68164
        Attention: Barry Majors, Chief Financial Officer
        Fax: (402) 498-2699

    with a copy to:

        Davis Polk & Wardwell
        450 Lexington Avenue
        New York, New York 10017
        Attention: William L. Rosoff, Esq.
        Fax: (212) 450-4800

    if to the Escrow Agent, to:

        [Name]
        [Address]
        [Fax:]

    (b) SUCCESSORS  AND ASSIGNS.   The  provisions of  this Agreement  shall  be
binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns.

    (c) GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the law of the State of New York, without regard to the conflicts of law rules of such state.

    (d) AMENDMENTS. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party hereto, or in the case of a waiver, by the party against whom the waiver is to be effective.

    (e) COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

    (f) CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                          SITEL CORPORATION

                                          By:
                                          --------------------------------------
                                              Title:

                                          MERIT GROUP NV

                                          By:
                                          --------------------------------------
                                              Title:

                                          BURMEL HOLDINGS NV

                                          By:
                                          --------------------------------------
                                              Title:

                                          RAY F. PIPE

                                          --------------------------------------

                                          PETER L.R. GODFREY

                                          --------------------------------------

                                          ANDREW J. TILLARD

                                          --------------------------------------

                                          MARTIN J. SHIELDS

                                          --------------------------------------

                                          M.E.O. BILTON

                                          --------------------------------------

                                          K.M. MATHER

                                          --------------------------------------

                                          J.C. WHITE

                                          --------------------------------------

                                          G. HURLEY

                                          --------------------------------------

                                          THE HON. T.A. FITZHERBERT

                                          --------------------------------------

                                          [                        ]

                                          --------------------------------------
                                          as Escrow Agent

                                          By:
                                          --------------------------------------
                                              Title:

                                                                      SCHEDULE I

                        ESCROW AGENT'S FEES AND EXPENSES

                                                                       Exhibit C





                               FORM OF INVESTOR LETTER


                                      [     ], 1996




SITEL Corporation
13215 Birch Street
Suite 100
Omaha, NE 68164

         Re:  Shares of SITEL Corporation
              (the "Issuer")
              ------------------------------


Dear Sirs,

         In connection with our acquisition of [ ]1 ordinary shares of the Issuer (the "Shares") on the date hereof, I confirm that:

         (1) I have received such information as I deem necessary in order to make my investment decision with respect to the Shares.

         (2) As a purchaser of the Shares in a private placement not registered under the U.S. Securities Act of 1933 (the "Securities Act"), I represent that I am purchasing such Shares for my own account, for investment and not with a view to, or for sale in connection with, any distribution or resale, directly or indirectly, in the United States or otherwise in violation of the securities laws of the United States.

         (3) I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of an investment in the Shares and [I further represent that I am an "accredited


- ---------------------------
    1  Not less than $500,000 or the equivalent.

SITEL Corporation                       2                          [     ], 1996


investor" within the meaning of Regulation D under the Securities Act] and I am able to bear the economic risks of investment in the Shares.

         (4) I agree that if, prior to three years after the acquisition of the Shares referred to above, I should decide to transfer any Shares acquired by me, such Shares will not be offered, sold or delivered, directly or indirectly, unless the transaction complies with the Registration Rights Agreement or, if not registered under the Securities Act and applicable U.S. state laws and regulations, the transaction (i) does not require registration of the Shares under the Securities Act or any applicable U.S. state laws and regulations governing the offer and sale of securities, and (ii) I therefore have furnished to you an opinion of counsel (of recognized standing satisfactory to you and experienced in giving opinions with respect to questions relating to the securities laws of the United States) to such effect.

         (5)  I agree that the Shares shall bear the following legend:

    "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 AND ACCORDINGLY MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SUCH OFFER OR SALE IS REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OF THE UNITED STATES AND THE SECURITIES REGULATORY AUTHORITIES OF APPLICABLE STATES OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE TRANSFER OF THIS SECURITY IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN AN INVESTMENT LETTER FROM THE HOLDER TO THE ISSUER."

         (6) Upon the earlier of the registration of the Shares under the Securities Act and the first transfer of Shares pursuant to paragraph 4, the legend referred to above will be removed in respect of those Shares, provided that, in the case of Shares transferred pursuant to paragraph 4, the opinion of counsel is to the further effect that neither such legend nor the restrictions on transfer are required in order to ensure compliance with or exemption from the provisions of the Securities Act.

         (7) I request that the Shares that I have acquired as aforesaid be registered in my name and that such

SITEL Corporation                       3                          [     ], 1996

Shares be delivered to [insert address] by registered mail, which delivery shall be for my sole risk and expense.

         (8) I acknowledge that the Issuer will rely on the accuracy and truth of the foregoing representations and my compliance with the foregoing agreement, and I agree that any action or proceeding arising out of these representations or agreements, which shall be construed in accordance with the internal laws of the State of New York, may be brought against any of the parties in the courts of the State of New York, or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any obligation to such action or proceeding and waives any obligation to venue laid therein. Process in any such action or proceeding may be served on any party anywhere in the world, whether within or without the State of New York.

                                       Very truly yours,





                                       By
                                         ---------------------
                                         Name:
                                         Title:

                                                                 Exhibit D




                                  JUNE 1996








                               THE COVENANTORS




                              SITEL CORPORATION




                         ---------------------------
                                TAX COVENANT

                          ---------------------------






















                                  FRESHFIELDS

                             DEED OF COVENANT

A DEED made on the      June 1996

BETWEEN:

THE PERSONS whose names are listed in Schedule 1 of this Deed (each a COVENANTOR and together THE COVENANTORS); and

SITEL CORPORATION whose registered office is at 13215 Birch Street, Suite 100, Omaha, NE 68164 (THE PURCHASER);

WHEREAS:

(A) By an agreement (THE ACQUISITION AGREEMENT) dated      June 1996 and made
between the Covenantors and the Purchaser, the Purchaser agreed to purchase the Shares (as therein defined).

(B) Article 2 of the Acquisition Agreement provides that the Covenantors will deliver at Completion (as therein defined) a duly executed deed of covenant in the form of this Deed.

THIS DEED WITNESSES as follows:

INTERPRETATION

1.1 Words and expressions defined in or for the purposes of the Acquisition Agreement and the Schedules thereto shall, except where expressly defined in this Clause 1 or otherwise herein or where the context otherwise requires, have the same meanings in this Deed.

1.2 The following definitions shall have the following meanings:

EVENT includes (without limitation) the death or the winding up or dissolution of any person, and any act, transaction or omission whatsoever, and any reference to an event occurring on or before a particular date shall include events which for tax purposes are deemed to have, or are treated or regarded as having, occurred on or before that date;

RELIEF includes, unless the context otherwise requires, any allowance, credit, deduction, exemption or set-off in respect of any tax or relevant to the computation of any income, profits or gains for the purposes of any tax, or any other saving of tax, and:

    (a) any reference to the USE or SET OFF of relief shall be construed accordingly and shall include use or set off in part; and

    (b) any reference to the LOSS of a relief shall include the absence or non-existence of any such relief, or to such relief being available only in a reduced amount;

REPAYMENT OF TAX includes any repayment supplement or interest in respect of tax, and any reference to LOSS of a right to repayment of tax includes its non-existence, reduction or cancellation and to SET OFF shall include a set off in part;

TAX includes (without limitation) corporation tax, advance corporation tax, income tax (including income tax or amounts on account of income tax required to be deducted or withheld from or accounted for in respect of any payment), capital gains tax, inheritance tax, value added tax, national insurance contributions, stamp duty, stamp duty reserve tax, duties of customs and excise, petroleum revenue tax, rates, all taxes, duties or charges replaced by or replacing any of them, and all other taxes on gross or net income, profits or gains, distributions, receipts, sales, franchise, value added, and personal property, and all levies, imposts, duties, charges or withholdings of any nature whatsoever chargeable by any tax authority, and any payment whatsoever which the Company or any Subsidiary may be or become bound to make to any person as a result of the discharge by that person of any tax which the Company or any Subsidiary has failed to discharge, together with all penalties, charges and interest relating to any of the foregoing or to any late or incorrect return in respect of any of them, and regardless of whether any such taxes, levies, duties, imposts, charges, withholdings, penalties and interest are chargeable directly or primarily against or attributable directly or primarily to the Company, any Subsidiary or any other person and of whether any amount in respect of any of them is recoverable from any other person;

TAX AUTHORITY means any taxing or other authority (whether within or outside the United Kingdom) competent to impose any tax liability;

TAX CLAIM means the issue of any notice, demand, assessment, letter or other document by or on behalf of any tax authority or the imposition (or any document referring to the possible imposition) of any withholding of or on account of tax, from which it appears that a tax liability will be imposed on the Company or any Subsidiary;

TAX LIABILITY means both a liability of the Company or any Subsidiary to make or suffer an actual payment of tax (or an amount in respect of tax) and also:

    (a) the loss, or the use or set off against income, profits or gains earned, accrued or received on or before Completion Date, of any relief which arises or would but for such loss have arisen in respect of an event occurring or period ending on or before Completion which would (were it not for the said loss, use or set off) have been available to the Company or any Subsidiary following Completion and which was taken into

                                                                        Page II
         account in computing the provision for deferred tax in the Financial Statements or in eliminating such provision, or was taken into account as an asset in the Financial Statements;

    (b) the use or set off of any relief which arises in respect of an event occurring after Completion Date in circumstances where, but for such use or set off, the Company or any Subsidiary would have had an actual tax liability in respect of which it would have been able to make a claim against the Covenantors under this Deed; and

    (c) the loss by the Company or any Subsidiary of a right to repayment of tax which right was taken into account as an asset in preparing the Financial Statements, or the set off of any right to repayment of tax against any actual tax liability in respect of which the Company or any Subsidiary would, but for that set off, have been able to make a claim against the Covenantors under this Deed;

and, in any case falling within any of paragraphs (a), (b) and (c) above, the amount that is to be treated for the purposes of this Deed as a tax liability of the Company or the Subsidiary shall be determined as follows:

    (i) in a case which falls within paragraph (a) or (b) above and where the relief that is the subject of the loss or which is used or set off as mentioned in those paragraphs is a deduction from or offset against tax, the tax liability shall be the amount of that relief so lost, used or set off;

    (ii) in a case which falls within paragraph (a) or (b) above and where the relief that is the subject of the loss or which is used or set off as mentioned in those paragraphs is a deduction from or offset against income, profits or gains, the tax liability shall be, in the case of a relief which is used or set off, the amount of tax saved thereby and, in the case of a relief which is lost, the amount of tax which but for such loss would have been saved by virtue of the relief so lost, ignoring for this purpose the effect of reliefs (other than deductions in computing profits for the purpose of tax) arising in respect of an event occurring or period ending after Completion; and

    (iii)in a case which falls within paragraph (c) above, the tax liability shall be the amount of the repayment that would have been obtained but for the loss or setting off mentioned in that sub-paragraph;

1.3 Any reference to income, profits or gains EARNED, ACCRUED OR RECEIVED on or before a particular date or in respect of a particular period shall include income, profits or gains which for tax purposes are deemed to have been or are treated or regarded as earned, accrued or received on or before that date or in respect of that period.
                                                                       Page III

1.4 Any reference to something occurring (including a tax liability arising) in THE ORDINARY COURSE OF BUSINESS shall, without prejudice to the generality thereof, be deemed not to include:

    (a) anything which involves, or leads directly or indirectly to, the receipt by the Company or any Subsidiary of a tax claim in respect of any liability to tax of, or properly attributable to, another person, firm or company (other than the Company or any Subsidiary);

    (b) anything which relates to or involves the acquisition or disposal of an asset or the supply of services (including the lending of money, or the hiring or licensing of tangible or intangible property) in a transaction which is not entered into on arm's length terms; or

    (c) anything which relates to or involves the making of a distribution for tax purposes, the creation, cancellation or re-organization of share or loan capital, the creation, cancellation or repayment of any intra-group debt or any company becoming or ceasing or being treated as ceasing to be a member of a group of companies or as becoming or ceasing to be associated or connected with any other company for any tax purposes.

1.5 Any reference to an EVENT OCCURRING ON OR BEFORE THE COMPLETION DATE shall be deemed to include a series or combination of events provided the first event shall have occurred on or before Completion and any other events shall arise directly from the first event and would not otherwise have so arisen.

1.6 Persons shall be treated as CONNECTED for the purposes of this Deed if they are connected within the meaning of section 839 of the Taxes Act.

1.7 The rule known as the ejusdem generis rule shall not apply and accordingly:

(a) general words shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things; and

(b) general words shall not be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words.

1.8 The headings in this Deed shall not affect its interpretation.

COVENANT

2. Subject to clause 3 below, the Covenantors hereby jointly and severally covenant with the Purchaser (for itself and as trustee for its successors in title) to pay to the Purchaser an amount equivalent to):

                                                                       Page IV

2.1 any tax liability arising in respect of, by reference to or in consequence of:

(a) any income, profits or gains earned, accrued or received on or before Completion;

(b) any event which occurs or occurred on or before Completion; and

2.3 any tax liability which the Company or any Subsidiary is or becomes required to discharge by virtue of its relationship at any time before Completion with any person (other than the Company or any Subsidiary) and for which that other person is primarily liable.

EXCLUSIONS

3.1 The covenant contained in clause 2 shall not cover any tax liability to the extent that:

(a) provision or reserve in respect of that tax liability has been made in the Financial Statements (or the tax liability has been noted therein) or in the Management Accounts; or

(b) the tax liability arises in respect of or by reference to any income, profits or gains earned in respect of the period, or any event occurring, between the Balance Sheet Date and Completion and which arises in the ordinary course of business of the Company or the Subsidiary to which the tax liability relates.

3.2 The provisions of Article 10 of the Acquisition Agreement shall apply to limit the liability of the Covenantors to the Purchaser under this Deed and shall be deemed incorporated herein.

COSTS AND EXPENSES

4. The covenant contained in this Deed shall extend to all costs and expenses incurred by the Purchaser in connection with a claim under this Deed or in connection with the subject matter of any such claim.

WITHOLDINGS

5. All sums payable by the Covenantors under this Deed shall be paid free and clear of all deductions or withholdings unless the deduction or withholding is required by law, in which event the Covenantors shall pay such additional amount as shall be required to ensure that the net amount received by the Purchaser, the Company or the Subsidiary concerned under this Deed will equal the full amount which would have been received by it had no such deduction or withholding been required to be made.

                                                                        Page V

TAX ON COVENANT PAYMENTS

6. If any tax authority brings into charge to tax any sum paid to the Purchaser under this Deed (including in circumstances where any relief is available in respect of such charge to tax), then the Covenantors shall pay such additional amount as shall be required to ensure that the total amount paid, less the tax chargeable on such amount (or that would be so chargeable but for such relief), is equal to the amount that would otherwise be payable under this Deed.

DUE DATE OF PAYMENT AND INTEREST

7.1 Where a claim under this Deed relates to a liability to make or suffer an actual payment or increased payment of tax or an amount in respect thereof (including, without limitation, any case where a payment under this Deed itself results in further tax becoming due), the Covenantors shall pay to the Purchaser the amount claimed under this Deed in respect of that tax claim on or before the date which is the later of the date ten Business Days after demand is made therefor by or on behalf of the claimant and the fifth Business Day prior to the first date on which the tax in question becomes recoverable by the tax authority or person demanding the same. Provided that, if the date on which the tax can be recovered is deferred following application to the appropriate authority and the Covenantors indemnify and secure the Purchaser to its reasonable satisfaction in respect of the tax that is so deferred, the date for payment by the Covenantors shall be the earlier of the date on which the tax becomes recoverable by the relevant tax authority (notwithstanding any initial deferral) and such date when the amount of tax is finally and conclusively determined.
For this purpose, an amount of tax shall be deemed to be finally determined when, in respect of such amount, an agreement under section 54 of the Taxes Management Act 1970 or any legislative provision corresponding to that section is made or a decision of a court or tribunal is given from which either no appeal lies or in respect of which no appeal is made within the prescribed time limit.

7.2 Where a claim under this Deed relates to the loss or set off of a right to a repayment of tax, the Covenantors shall pay to the Purchaser the amount claimed under this Deed in respect of that tax claim on or before the date which is the later of the date ten Business Days after demand is made therefor by or on behalf of the claimant and the date when such repayment would have been due were it not for such loss or setting off.

7.3 Where a claim under this Deed relates to the loss, use or set off of any relief, the Covenantors shall pay to the Purchaser the amount claimed under this Deed in respect of that tax claim on or before the date which is the later of the date ten Business Days after demand is made therefor by or on behalf of the claimant, and (a) in the case of a relief which is used or set off, the date on which the tax saved thereby would otherwise have become recoverable by the relevant tax authority, or (b) in the case of a relief which is lost, the date on which the tax which but for such loss would have been saved by virtue of such

                                                                        Page VI
relief becomes recoverable by the relevant tax authority, or would have become so recoverable if the effect of reliefs (other than deductions in computing profits for the purposes of tax) arising in respect of an event occurring or period ending after Completion were ignored.

7.4 Any sum not paid by the Covenantors or to the Covenantors on the due date for payment specified under this Deed shall bear interest (which shall accrue from day to day after as well as before any judgment for the same) at the rate of 2 per cent. per annum over the base rate of Barclays Bank plc (or in the absence of such rate at such similar rate as the Purchaser, or the Covenantors (as the case may be) shall select) from the due date to and including the day of actual payment of such sum, compounded quarterly. Such interest shall be paid on the demand of the Purchaser or the Covenantors (as the case may be).

ILLEGALITY

8. If at any time any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions hereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

WAIVER

9. No delay or omission of the Purchaser in exercising any right or power hereunder shall impair such right or power or be construed as a waiver thereof and any single or partial exercise of any such right or power shall not preclude the further exercise of any right or power. The rights and remedies of the Purchaser provided in this Deed are cumulative and not exclusive of any rights and remedies provided by law.

ASSIGNMENT

10. The whole or any part of the benefit of this Deed may be assigned by the Purchaser to the intent that the covenant given under this Deed shall enure for the benefit of their successors and assigns.

NOTICES

11.1 Any notice under this Deed shall be in writing and signed by or on behalf of the party giving it and may be served by leaving it or sending it by telex, facsimile, prepaid recorded delivery or registered post to the address and attention of the relevant party set out in clause 11.2 (or as otherwise notified from time to time hereunder or pursuant to the Acquisition Agreement). Any notice so served shall be deemed to have been received:

(a) in the case of telex or facsimile, twelve (12) hours after the time of despatch;

                                                                       Page VII

(b) in the case of recorded delivery or registered post, forty eight (48) hours from the date of posting.

11.2 The addresses of the parties for the purposes of clause 11.1 are as follows:


THE COVENANTORS:

Address                 Vivier Hanquet 10
                        1390 Grez Doiceau
                        Belgium


For the attention of:   Mr Henk Kruithof
Facsimile:              32 10 84 10 00


THE PURCHASER:          Sitel Corporation

Address                 13215 Birch Street
                        Suite 100
                        Omaha, NE 68164


For the attention of:   Barry Majors, Chief Financial Officer
Facsimile:              (402) 498 2699


GOVERNING LAW

12.1 This Deed shall be governed by and construed in accordance with the laws of England.

12.2 Each of the parties hereto irrevocably submits, for the benefit of the others, to the non-exclusive jurisdiction of the courts of England.

COUNTERPARTS

13. This Deed may be executed in any number of counterparts and by the parties to it on separate counterparts, each of which, when executed and delivered, shall be an original, but all the counterparts shall together constitute one and the same instrument.

IN WITNESS whereof this Deed has been executed the day and year first before written.

                                                                      Page VIII

                                  SCHEDULE 1

                              (the Covenantors)

                                Merit Group NV
                                  Burmel Holdings NV
                                   Ray F Pipe
                                Peter L R Godfrey
                                 Andrew J Tillard
                                 Martin J Shields
                                   M E O Bilton
                                   K M Mather
                                   J C White
                                   G Hurley
                             The Hon T A Fitzherbert
                                  T Vanparys
                                    J Braem
                                 E Van de Poel
                                  L Bollaerts
                                    D Frans
                                  M Vanbaelen

EXECUTED and DELIVERED       )
as a DEED under the COMMON   )
SEAL of SITEL CORPORATION    )
in the presence of:          )


    Director


    Secretary


EXECUTED and DELIVERED       )
as a DEED under the COMMON   )
SEAL of MERIT GROUP NV       )
in the presence of:          )


    Director


    Secretary


EXECUTED and DELIVERED       )
as a DEED under the COMMON   )
SEAL of BURMEL HOLDINGS NV   )
in the presence of:          )


    Director


    Secretary


SIGNED AS A DEED AND         )
DELIVERED BY RAY F PIPE      )
IN THE PRESENCE OF:          )


Witness -     Signature:


              Name:


              Address:

                                                                        Page X

SIGNED AS A DEED AND    )
DELIVERED BY            )
PETER L R GODFREY       )
IN THE PRESENCE OF:     )


Witness -     Signature:


              Name:


              Address:


SIGNED AS A DEED AND    )
DELIVERED BY            )
ANDREW J TILLARD        )
IN THE PRESENCE OF:     )


Witness -     Signature:


              Name:


              Address:


SIGNED AS A DEED AND    )
DELIVERED BY            )
MARTIN J SHIELDS        )
IN THE PRESENCE OF:     )


Witness -     Signature:


              Name:


              Address:

                                                                        Page XI

SIGNED AS A DEED AND    )
DELIVERED BY            )
M E O BILTON            )
IN THE PRESENCE OF:     )


Witness -     Signature:


              Name:


              Address:


SIGNED AS A DEED AND    )
DELIVERED BY K M MATHER )
IN THE PRESENCE OF:     )


Witness -     Signature:


              Name:


              Address:


SIGNED AS A DEED AND    )
DELIVERED BY J C WHITE  )
IN THE PRESENCE OF:     )


Witness -     Signature:


              Name:


              Address:

                                                                       Page XII

SIGNED AS A DEED AND    )
DELIVERED BY G HURLEY   )
IN THE PRESENCE OF:     )


Witness -     Signature:


              Name:


              Address:


SIGNED AS A DEED AND    )
DELIVERED BY            )
THE HON T A FITZHERBERT )
IN THE PRESENCE OF:     )


Witness -     Signature:


              Name:


              Address:


SIGNED AS A DEED AND    )
DELIVERED BY            )
T VANPARYS              )
IN THE PRESENCE OF:     )


Witness -     Signature:


              Name:


              Address:

                                                                      Page XIII

SIGNED AS A DEED AND         )
DELIVERED BY                 )
J BRAEM IN THE PRESENCE OF:  )


Witness -     Signature:


              Name:


              Address:


SIGNED AS A DEED AND     )
DELIVERED BY             )
E VAN DE POEL            )
IN THE PRESENCE OF:      )


Witness -     Signature:


              Name:


              Address:


SIGNED AS A DEED AND     )
DELIVERED BY             )
L BOLLAERTS              )
IN THE PRESENCE OF:      )


Witness -     Signature:


              Name:


              Address:

                                                                       Page XIV

SIGNED AS A DEED AND    )
DELIVERED BY            )
D FRANS                 )
IN THE PRESENCE OF:     )


Witness -     Signature:


              Name:


              Address:


SIGNED AS A DEED AND    )
DELIVERED BY            )
M VANBAELEN             )
IN THE PRESENCE OF:     )


Witness -     Signature:


              Name:


              Address:

                                                                        Page XV

ALEX. BROWN & SONS
INCORPORATED
ESTABLISHED 1800 - AMERICA'S OLDEST INVESTMENT BANKING FIRM
MEMBERS: NEW YORK STOCK EXCHANGE, INC. AND OTHER LEADING EXCHANGES

                                                                      APPENDIX B

                                             June 6, 1996

The Board of Directors
SITEL Corporation
13215 Birch Street, Suite 100
Omaha, NE 68164
Dear Sirs:

    SITEL Corporation ("SITEL") intends to enter into a purchase agreement dated as of today (the "Agreement") with the shareholders of Mitre plc ("Mitre") whereby SITEL would acquire 100% of the Mitre ordinary shares in exchange for 9,170,553 newly issued shares of SITEL common stock, $.001 par value per share (the "Common Stock"), in a stock purchase transaction (the "Transaction"). We have assumed, with your consent, that the Transaction will qualify for a pooling of interests accounting treatment. You have requested our opinion as to whether the consideration to be paid by SITEL pursuant to the Transaction as contemplated in the Agreement is fair, from a financial point of view, to SITEL.

    Alex. Brown & Sons Incorporated ("Alex. Brown"), as a customary part of its investment banking business, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, private placements and valuations for estate, corporate and other purposes. We have acted as financial advisor to SITEL in connection with the Transaction and will receive a fee for our services which is partially contingent upon the consummation of the Transaction. We have also acted recently as lead manager of two public offerings of SITEL's common stock and acted as financial advisor to SITEL in connection with other matters. Alex. Brown maintains a market in the Common Stock and regularly publishes research reports regarding SITEL.

    In connection with our opinion, we have reviewed certain financial and other information concerning Mitre furnished to us by Mitre. We have also held discussions with members of the senior management of Mitre regarding the business and prospects of Mitre. In addition, we have (i) reviewed the reported price and trading activity for the Common Stock, (ii) compared certain financial information for Mitre with similar information for certain telemarketing companies whose securities are publicly traded, iii) reviewed the financial terms of certain recent business combinations in the telemarketing industry and
(iv) performed such other studies and analyses and considered such other factors as we deemed appropriate.

    We have not independently verified the information described above and for purposes of this opinion have assumed the accuracy, completeness and fairness thereof. With respect to information relating to the prospects of Mitre, we have assumed that such information reflects the best currently available estimates and judgments of the management of Mitre as to the likely future financial performance of Mitre. In addition, we have not made an independent evaluation or appraisal of the assets of Mitre, nor have we been furnished with any such evaluation or appraisal. Our opinion is based on market, economic and other conditions as they exist and can be evaluated as of the date of this letter.

    Our advisory services and the opinion expressed herein are for the information of the Board of Directors of SITEL only and do not constitute a recommendation as to whether the Directors and the holders of the Common Stock should vote in favor of the Transaction. Our opinion may not be used for any other purpose without our prior written consent. We hereby consent, however, to the inclusion of this opinion as an exhibit to any filing made with the Securities and Exchange Commission and to any proxy to be mailed to the holders of the Common Stock in connection with the Transaction.

 1290 AVENUE OF THE AMERICAS, 10TH FLOOR, NEW YORK, NEW YORK 10104 - TELEPHONE:
                          212-237-2000 - TELEX: 198186

SITEL Corporation
June 6, 1996
Page 2

                                                              ALEX. BROWN & SONS
                                                                    INCORPORATED

    Based upon and subject to the foregoing, it is our opinion that, as of the date of this letter, the consideration to be paid by SITEL pursuant to the Transaction as contemplated in the Agreement is fair, from a financial point of view, to SITEL.

                                          Very truly yours,
                                          /s/ Phil C. Clough, Principal
                                          -----------------------------
                                          ALEX. BROWN & SONS INCORPORATED

- -------------------------------------------------------------------------------




                                SITEL CORPORATION
                               13215 BIRCH STREET
                              OMAHA, NEBRASKA 68164

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints James F. Lynch and Michael P. May, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the Proxy Ballot, all of the shares of common stock of SITEL Corporation held of record by the undersigned on July 8, 1996 at the Special Meeting of Stockholders to be held on August 28, 1996 and any and all adjournments thereof.

  This proxy when properly executed will be voted in the manner directed on the Proxy Ballot by the undersigned stockholder. If no direction is made, the proxy will be voted FOR the approval and adoption of the Share Purchase Agreement and the transactions contemplated thereby, and FOR authorization of an additional 150,000,000 shares of undesignated capital stock, par value $.001 per share, of the Company.


                  ---------------------------------------------
                  PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND
                      RETURN PROMPTLY IN ENCLOSED ENVELOPE.
                  ---------------------------------------------
    --------------------------------------------------------------------------
          Please sign exactly as your name appears on the reverse side of this proxy. For joint accounts, all tenants should sign.
          If signing for an estate, trust, corporation, partnership or other entity, title or capacity should be stated.
    --------------------------------------------------------------------------






- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
                                                       Please mark
                                                       your votes as    /X/
                                                         in this
                                                         example


                                    For           Against        Abstain
1.) APPROVAL OF THE SHARE           / /             / /            / /
    PURCHASE AGREEMENT AND THE
    TRANSACTIONS CONTEMPLATED
    THEREBY.

RECORD DATE SHARES:

                                    For           Against        Abstain
2.) AUTHORIZATION OF AN ADDITIONAL  / /             / /            / /
    150,000,000 SHARES OF
    UNDESIGNATED CAPITAL STOCK,
    PAR VALUE $.001 PER SHARE.

3.) In their discretion, the Proxies
    are authorized to vote upon such
    other business incidental to
    Proposals 1-2 as may properly come
    before the meeting.

Mark box at right if comments or address change have
been noted on the reverse side of this card.                       / /




                            HAS YOUR ADDRESS CHANGED?

                         ------------------------------

                         ------------------------------

                         ------------------------------


                                                                   ------------
NOTE: PLEASE BE SURE TO SIGN AND DATE THIS PROXY.                  DATE
- -------------------------------------------------------------------------------

  SHAREHOLDER SIGN HERE                              CO-OWNER SIGN HERE
- -------------------------------------------------------------------------------
DETACH CARD